As filed with the SEC on April 12 , 2011 .	Registration No. 333-109284

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________

FORM N-6

FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933

Post-Effective Amendment No. 9
_____________

PRUCO LIFE
VARIABLE UNIVERSAL ACCOUNT
(Exact Name of Registrant)

PRUCO LIFE INSURANCE COMPANY
(Name of Depositor)

213 Washington Street
Newark, New Jersey 07102
(800) 778-2255
(Address and telephone number of principal executive offices)
_____________

Thomas C. Castano
Chief Legal Officer
Pruco Life Insurance Company
213 Washington Street
Newark, New Jersey 07102
(Name and address of agent for service)

Copy to:
Christopher E. Palmer, Esq.
Goodwin Procter LLP
901 New York Avenue, N.W.
Washington, D.C. 20001
_____________

It is proposed that this filing will become effective (check appropriate space):

□ immediately upon filing pursuant to paragraph (b) of Rule 485
■ on May 1, 2011 pursuant to paragraph (b) of Rule 485

(date)
□ 60 days after filing pursuant to paragraph (a)(1) of Rule 485
□ on pursuant to paragraph (a)(1) of Rule 485

(date)

■ This Post-Effective Amendment designates a new effective date for a previously filed Post-Effective Amendment.

PART A:

INFORMATION REQUIRED IN THE PROSPECTUS

PROSPECTUS
May 1, 2011

PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

MPremierSM VUL
This prospectus describes an individual flexible premium variable universal life insurance contract, the MPremierSM VUL Contract (the “Contract”) offered by Pruco Life Insurance Company (“Pruco Life,” “us” “we,” or “our”), a stock life insurance company.  Pruco Life is a wholly-owned subsidiary of The Prudential Insurance Company of America.

You may choose to invest your Contract’s premiums and its earnings in one or more of the available Variable Investment Options of the Pruco Life Variable Universal Account (the “Account”).   The prospectuses for the Variable Investment Options, including information about their investment objectives, fees, and investment advisers/subadvisers, are printed in the following order after this prospectus.

AST Balanced Asset Allocation Portfolio	MFS Utilities Series
AST BlackRock Global Strategies Portfolio	Neuberger Berman AMT Socially Responsive Portfolio
AST Large-Cap Value Portfolio	PSF Diversified Bond Portfolio
AST Marsico Capital Growth Portfolio	PSF Equity Portfolio
AST PIMCO Total Return Bond Portfolio	PSF Global Portfolio
AST Preservation Asset Allocation Portfolio	PSF High Yield Bond Portfolio
AST Small-Cap Growth Portfolio	PSF Jennison Portfolio
AST T. Rowe Price Large-Cap Growth Portfolio	PSF Jennison 20/20 Focus Portfolio
AST Wellington Management Hedged Equity Portfolio	PSF Money Market Portfolio
American Century VP Mid Cap Value Fund	PSF Natural Resources Portfolio
Dreyfus MidCap Stock Portfolio	PSF Small Capitalization Stock Portfolio
Dreyfus Socially Responsible Growth Fund	PSF Stock Index Portfolio
Janus Aspen Overseas Portfolio	PSF Value Portfolio
JPMorgan Intrepid Mid Cap Portfolio	PSF SP International Growth Portfolio
M Business Opportunity Value Fund	PSF SP International Value Portfolio
M Capital Appreciation Fund	PSF SP Prudential U.S. Emerging Growth Portfolio
M International Equity Fund	PSF SP Small Cap Value Portfolio
M Large Cap Growth Fund

You may also choose to invest your Contract’s premiums and its earnings in the Fixed Rate Option, which pays a guaranteed interest rate.  See The Fixed Rate Option.

Please Read this Prospectus.  Please read this prospectus before purchasing an MPremierSM VUL variable universal life insurance Contract and keep it for future reference.  Current prospectuses for each of the underlying Funds accompany this prospectus.  These prospectuses contain important information about the Funds.  Please read these prospectuses and keep them for reference.

Neither the Securities and Exchange Commission (“SEC”) nor any state securities commission has approved or disapproved of these securities or determined that this Contract is a good investment, nor has the SEC determined that this prospectus is complete or accurate.  It is a criminal offense to state otherwise.

The Contract may be purchased through registered representatives located in banks and other financial institutions. Investment in a variable life insurance contract is subject to risk, including the possible loss of your money.  An investment in MPremierSM VUL is not a bank deposit and is not insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other governmental agency.

Pruco Life Insurance Company
213 Washington Street
Newark, New Jersey 07102
Telephone: (800) 782-5356

                                                                TABLE OF CONTENTS

                                                                                                                                                                                                                          Page
SUMMARY OF CHARGES AND EXPENSES	1
Expenses other than Portfolio Expenses	1
Portfolio Expenses	6

SUMMARY OF THE CONTRACT AND CONTRACT BENEFITS	6
Brief Description of the Contract	6
Target Term Rider Summary	6
Types of Death Benefit Available Under the Contract	7
Limited No-Lapse Guarantee Information	7
The Contract Fund	8
Premium Payments	8
Allocation of Premium Payments	8
Investment Choices	8
Transfers Among Investment Options	9
Increasing or Decreasing Basic Insurance Amount	9
Access to Contract Values	9
Contract Loans	10
Canceling the Contract (“Free-Look”)	10

SUMMARY OF CONTRACT RISKS	10
Contract Values are not Guaranteed	10
Limitation of Benefits on Certain Riders for Claims Due to War or Service in the Armed Forces	10
Increase in Charges	10
Contract Lapse	11
Risks of Using the Contract as a Short-Term Savings Vehicle	11
Risks of Taking Withdrawals	11
Limitations on Transfers	11
Charges on Surrender of the Contract	12
Risks of Taking a Contract Loan	12
Potential Tax Consequences	12
Replacement of the Contract	13

SUMMARY OF RISKS ASSOCIATED WITH THE VARIABLE INVESTMENT OPTIONS	13
Risks Associated with the Variable Investment Options	13
Learn More about the Variable Investment Options	14

GENERAL DESCRIPTIONS OF PRUCO LIFE INSURANCE COMPANY, THE REGISTRANT, AND THE FUNDS	14
Pruco Life Insurance Company	14
The Pruco Life Variable Universal Account	14
The Funds	14
Investment Managers	14
Investment Subadvisers for the Advanced Series Trust and the Prudential Series Fund	16
Investment Advisers for Unaffiliated Funds/Portfolios	17
Service Fees Payable to Pruco Life	17
Voting Rights	18
Substitution of Variable Investment Options	18
The Fixed Rate Option	18

CHARGES AND EXPENSES	19
Sales Load Charges	19
Premium Based Administrative Charge	20
Cost of Insurance	20
Monthly Deductions from the Contract Fund	20
Daily Deduction from the Variable Investment Options	22
Surrender Charges	22
Transaction Charges	23
Allocated Charges	23
Charges After Age 121	23
Portfolio Charges	23
Charges for Optional Rider Coverage	23

PERSONS HAVING RIGHTS UNDER THE CONTRACT	24
Contract Owner	24
Beneficiary	24

OTHER GENERAL CONTRACT PROVISIONS	24
Assignment	24
Incontestability	25
Misstatement of Age or Sex	25
Settlement Options	25
Suicide Exclusion	25

RIDERS	25
Target Term Rider	25
Overloan Protection Rider	27
Other Optional Riders	27

REQUIREMENTS FOR ISSUANCE OF A CONTRACT	28

PREMIUMS	29
Minimum Initial Premium	29
Available Types of Premium	29
Allocation of Premiums	30
Transfers/Restrictions on Transfers	30
Dollar Cost Averaging	32
Auto-Rebalancing	32

DEATH BENEFITS	32
Contract Date	32
When Proceeds Are Paid	33
Death Claim Settlement Options	33
Types of Death Benefit	33
Changing the Type of Death Benefit	34
Limited No-Lapse Guarantee	35
Increases in Basic Insurance Amount	36
Decreases in Basic Insurance Amount	37

CONTRACT VALUES	37
Surrender of a Contract	37
How a Contract's Cash Surrender Value Will Vary	38
Loans	38
Withdrawals	40

LAPSE AND REINSTATEMENT	40

TAXES	41
Tax Treatment of Contract Benefits	41

DISTRIBUTION AND COMPENSATION	43

LEGAL PROCEEDINGS	45

ADDITIONAL INFORMATION	46

DEFINITIONS OF SPECIAL TERMS USED IN THIS PROSPECTUS	47

TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION	49

TABLE OF CONTENTS OF THE FUND PROSPECTUSES	50

SUMMARY OF CHARGES AND EXPENSES

Capitalized terms used in this prospectus are defined where first used or in the DEFINITIONS OF SPECIAL TERMS USED IN THIS PROSPECTUS, which is located at the end of this prospectus.

Expenses other than Portfolio Expenses

The following tables describe the maximum fees and expenses that you could pay when buying, owning, and surrendering the Contract.  Generally, our current fees and expenses are lower than the maximum fees and expenses reflected in the following tables.  For more information about fees and expenses, see CHARGES AND EXPENSES.

The first table describes maximum fees and expenses that we deduct from each premium payment, and maximum fees we charge for transactions and riders.

Table 1: Transaction and Optional Rider Fees
Charge	When Charge is Deducted	Amount Deducted
Maximum Sales Charge on Premiums (Load)	Deducted from premium payments.	12%
Premium Based Administrative Charge	Deducted from premium payments.	7.5%
Surrender Charge(1) (Percentage of the Sales Load Target Premium, less premiums for riders and extras.)	Upon lapse, surrender, or decrease in Basic Insurance Amount.	15%
Transfer fee	Each transfer exceeding 12 in any Contract Year.	$25
Withdrawal fee (Based on the withdrawal amount.)	Upon withdrawal.	The lesser of $25 and 2%
Insurance Amount Change fee	Upon change in Basic Insurance Amount or Target Term Rider coverage.	$25
Living Needs Benefit fee	When benefit is paid.	$150
Enhanced Cash Value Rider fee per $1,000 of Basic Insurance Amount.	One time charge applied on first month of processing.	$0.01
Overloan Protection Rider fee (Percentage of the Contract Fund amount.)	One time charge upon exercising the rider benefit.	3.5%

(1)	The percentage varies by issue age and reduces to zero by the end of the eighth year.

The second and third tables describe the maximum Contract fees and expenses that you will pay periodically during the time you own the Contract, not including the Funds’ fees and expenses.

Table 2 shows such charges for Contracts issued on or after the date that is the later of May 1, 2008 and the date of any subsequent state regulatory approval and uses the 2001 CSO Mortality Table (Contract Form MPVUL-2008).  Your Contract’s form number is located in the lower left hand corner on the first page of your Contract.

Table 3 shows such charges for Contracts issued prior to the date that is the later of May 1, 2008 and the date of any subsequent state regulatory approval and uses the 1980 CSO Mortality Table  (Contract Form MPVUL-2003).

Table 2: Periodic Contract and Optional Rider Charges Other Than The Fund’s Operating Expenses (Contract Form MPVUL-2008)
Charge	When Charge is Deducted	Amount Deducted
Cost of Insurance (“COI”) for the Basic Insurance Amount.
Minimum and Maximum Charges per $1,000 of net amount at risk.
_____________
Initial COI for a representative Contract Owner, male age 45 in the Non-Smoker Plus underwriting class, no riders.
(Charge per $1,000 of net amount at risk.)
	Monthly	$0.04 to $83.34(1)(2) _____________ $0.20
Cost of Insurance (“COI”) for Target Term Rider coverage.
Minimum and Maximum Charges per $1,000 of Target Term Rider Death Benefit.
_____________
Initial COI for a representative Contract Owner, male age 45 in the Non-Smoker Plus underwriting class.
(Charge per $1,000 of Target Term Rider Death Benefit.)
	Monthly	$0.04 to $83.34(1)(2)(6) _____________ $0.20
Mortality and Expense Risk fee (Effective annual rate calculated as a percentage of assets in the Variable Investment Options.)	Daily	0.45% (3)
Additional Mortality fee for risk associated with certain health conditions, occupations, avocations, or aviation risks.	Monthly	$0.10 to $2.08(4)
Net interest on loans(5)	Annually	1% for standard loans. 0.10% for preferred loans.
Administrative fee for Basic Insurance Amount
Minimum and Maximum Charges
(Flat fee plus charge per $1,000 of Basic Insurance Amount.)
_____________
Basic Insurance Amount fee for a representative Contract Owner, male age 45 in the Non-Smoker Plus underwriting class, no riders.
(Flat fee plus charge per $1,000 of Basic Insurance Amount.)
	Monthly	$20 plus $0.04 to $1.49 _____________ $20 plus $0.22

Administrative fee for an increase to Basic Insurance Amount
Minimum and Maximum Charges
(Flat fee per increase segment plus charge per $1,000 of increase.)
_____________
Increase to Basic Insurance Amount fee for a representative Contract Owner, male age 45 in the Non-Smoker Plus underwriting class, no riders.
(Flat fee per increase segment plus charge per $1,000 of increase.)
	Monthly	$12 plus $0.04 to $1.49 _____________ $12 plus $0.22
Target Term Rider or an increase to the Target Term Rider
Minimum and Maximum Charges per $1,000 of Target Term Rider.
_____________
Target Term Rider fee for a representative Contract Owner, male age 45 in the Non-Smoker Plus underwriting class.
(Charge per $1,000 of Target Term Rider.)
	Monthly	$0.05 to $1.50(1) _____________ $0.23
Accidental Death Benefit Rider(6)
Minimum and Maximum Charges per $1,000 of coverage amount.
_____________
Accidental Death Benefit Rider fee for a representative Contract Owner, male age 45 in the Non-Smoker Plus underwriting class.
(Charge per $1,000 of coverage amount.)
	Monthly	$0.05 to $0.28(1) _____________ $0.09
Children Level Term Rider(6) (Charge per $1,000 of coverage amount.)	Monthly	$0.42
Enhanced Disability Benefit Rider(6)
Minimum and Maximum Charges
(Percentage of the greater of: 9% of the policy target premium or the total of monthly deductions.)
_____________
Enhanced Disability Benefit Rider fee for a representative Contract Owner, male age 45 in the Non-Smoker Plus underwriting class.
(Percentage of the greater of: 9% of the policy target premium or the total of monthly deductions.)
	Monthly	6.9% to 10%(1) _____________ 8.7%

(1)	The charge varies based on the individual characteristics of the insured, including such characteristics as: age, sex, and underwriting class.

(2)
For example, the highest COI rate is for an insured who is a male/female age 120.  You may obtain more information about the particular COI charges that apply to you by contacting your Pruco Life representative.

(3)	The daily charge is based on the effective annual rate shown.
(4)
The amount and duration of the charge will vary based on individual circumstances including issue age, type of risk, and the frequency of exposure to the risk, and is charged per $1,000 of Basic Insurance Amount.

(5)
The maximum loan rate reflects the net difference between a standard loan with an effective annual interest rate of 4% and an effective annual interest credit equal to 3%.  Preferred loans are charged a lower effective annual interest rate.  See Loans.

(6)	Duration of the charge is limited. See CHARGES AND EXPENSES.

Table 3: Periodic Contract and Optional Rider Charges Other Than The Fund’s Operating Expenses (Contract Form MPVUL-2003)
Charge	When Charge is Deducted	Amount Deducted
Cost of Insurance (“COI”) for the Basic Insurance Amount.
Minimum and Maximum Charges per $1,000 of net amount at risk.
_____________
Initial COI for a representative Contract Owner, male age 45 in the Non-Smoker Plus underwriting class, no riders.
(Charge per $1,000 of net amount at risk.)
	Monthly	$0.08 to $83.34(1)(2) _____________ $0.29
Cost of Insurance (“COI”) for Target Term Rider coverage.
Minimum and Maximum Charges per $1,000 of Target Term Rider Death Benefit.
_____________
Initial COI for a representative Contract Owner, male age 45 in the Non-Smoker Plus underwriting class.
(Charge per $1,000 of Target Term Rider Death Benefit.)
	Monthly	$0.08 to $83.34(1)(2) _____________ $0.29
Mortality and Expense Risk fees (Effective annual rate calculated as a percentage of assets in the Variable Investment Options.)	Daily	0.45% (3)
Additional Mortality fees for risk associated with certain health conditions, occupations, avocations, or aviation risks.	Monthly	$0.10 to $2.08(4)
Net interest on loans(5)	Annually	1% for standard loans. 0.10% for preferred loans.

Administrative fee for Basic Insurance Amount
Minimum and Maximum Charges
(Flat fee plus charge per $1,000 of Basic Insurance Amount.)
_____________
Basic Insurance Amount fee for a representative Contract Owner, male age 45 in the Non-Smoker Plus underwriting class, no riders.
(Flat fee plus charge per $1,000 of Basic Insurance Amount.)
	Monthly	$20 plus $0.08 to $2.20 _____________ $20 plus $0.44
Administrative fee for an increase to Basic Insurance Amount
Minimum and Maximum Charges
(Flat fee per increase segment plus charge per $1,000 of increase.)
_____________
Increase to Basic Insurance Amount fee for a representative Contract Owner, male age 45 in the Non-Smoker Plus underwriting class, no riders.
(Flat fee per increase segment plus charge per $1,000 of increase.)
	Monthly	$12 plus $0.08 to $2.20 _____________ $12 plus $0.44
Target Term Rider or an increase to the Target Term Rider
Minimum and Maximum Charges per $1,000 of Target Term Rider.
_____________
Target Term Rider fee for a representative Contract Owner, male age 45 in the Non-Smoker Plus underwriting class.
(Charge per $1,000 of Target Term Rider.)
	Monthly	$0.09 to $2.21(1) _____________ $0.45
Accidental Death Benefit Rider(6)
Minimum and Maximum Charges per $1,000 of coverage amount.
                _____________
Accidental Death Benefit Rider fee for a representative Contract Owner, male age 45 in the Non-Smoker Plus underwriting class.
(Charge per $1,000 of coverage amount.)
	Monthly	$0.05 to $0.28(1) _____________ $0.09
Children Level Term Rider(6) (Charge per $1,000 of coverage amount.)	Monthly	$0.42

Enhanced Disability Benefit Rider(6)
Minimum and Maximum Charges
(Percentage of the greater of: 9% of the policy target premium or the total of monthly deductions.)
_____________
Enhanced Disability Benefit Rider fee for a representative Contract Owner, male age 45 in the Non-Smoker Plus underwriting class.
(Percentage of the greater of: 9% of the policy target premium or the total of monthly deductions.)
Monthly	6.9% to 10%(1) _____________ 8.7%

(1)	The charge varies based on the individual characteristics of the insured, including such characteristics as: age, sex, and underwriting class.
(2)
For example, the highest COI rate is for an insured who is a male/female age 99.  You may obtain more information about the particular COI charges that apply to you by contacting your Pruco Life representative.

(3)	The daily charge is based on the effective annual rate shown.
(4)
The amount and duration of the charge will vary based on individual circumstances including issue age, type of risk, and the frequency of exposure to the risk, and is charged per $1,000 of Basic Insurance Amount.

(5)
The maximum loan rate reflects the net difference between a standard loan with an effective annual interest rate of 4% and an effective annual interest credit equal to 3%.  Preferred loans are charged a lower effective annual interest rate.  See Loans.

(6)	Duration of charge is limited. See CHARGES AND EXPENSES.

Portfolio Expenses

This table shows the minimum and maximum total operating expenses charged by the Funds that you will pay periodically during the time you own the Contract.  More detail concerning each Fund's fees and expenses is contained in the prospectus for each of the Funds.

Total Annual Fund Operating Expenses	Minimum	Maximum
(expenses that are deducted from the Funds’ assets, including management fees, any distribution [and/or service] (12b-1) fees, and other expenses, but not including reductions for any fee waiver or other reimbursements.)	0.38%	1.33%

SUMMARY OF THE CONTRACT
AND CONTRACT BENEFITS

Brief Description of the Contract

MPremier VUL is a form of variable universal life insurance.  A variable universal life insurance contract is a flexible form of life insurance.  It has a Death Benefit and a Contract Fund, the value of which changes every day according to the investment performance of the investment options to which you have allocated your net premiums.   You may invest net premiums in one or more of the available Variable Investment Options or in the Fixed Rate Option. Although the value of your Contract Fund may increase if there is favorable investment performance in the Variable Investment Options you select, investment returns in the Variable Investment Options are NOT guaranteed.  There is a risk that investment performance will be unfavorable and that the value of your Contract Fund will decrease.  The risk will be different, depending upon which investment options you choose.  You bear the risk of any decrease.  If you select the Fixed Rate Option, we credit your account with a declared rate of interest, but you assume the risk that the rate may change, although it will never be lower than an effective annual rate of 3%. Transfers from the Fixed Rate Option may be restricted.  The Contract is designed to be flexible to meet your specific life insurance needs.  Within certain limits, the Contract will provide you with flexibility in determining the amount and timing of your premium payments.  Some features and/or riders described in this prospectus may not be available in some states.

Target Term Rider Summary

This Contract may be issued with a Target Term Rider that could have a significant effect on the performance of your Contract.  The Target Term Rider provides for a flexible term insurance benefit to Attained Age 121 on the life of the insured for Contracts issued on Contract Form MPVUL-2008 (age 100 for Contracts issued on Contract Form MPVUL-2003).  You specify the initial amount of the Target Term Rider coverage, up to four times the base Contract's Basic Insurance Amount.

A Contract with a Target Term Rider will offer higher cash values than an all-base Contract with the same initial Death Benefit and premium payments if we do not change our current charges.  The cash values will be higher because the current sales expense charge attributable to the Target Term Rider is lower than the charge attributable to the Sales Load Target Premium under the base policy.  Our current COI and per $1,000 of insurance charges are also lower for the Target Term Rider.

However, a Contract with a Target Term Rider offers the potential for a greater reduction of cash values and Death Benefits than an all-base Contract with the same Death Benefit if we raise our current charges to the maximum contractual level.  There would be a greater reduction because guaranteed maximum charges attributable to the Basic Insurance Amount and the Target Term Rider coverage amount are the same except for the per $1,000 of insurance portion of the monthly administrative charge which is higher for Target Term Rider.

There are various factors to consider regarding the Target Term Rider.  Pruco Life pays significantly lower commissions on a Contract with a Target Term Rider than on an all base Contract with the same initial Death Benefit and premium payments.  This may provide a financial incentive for your Pruco Life representative to promote the sale of a Contract without a Target Term Rider.  However, not all Contract benefits and guarantees are available on Contracts issued with a Target Term Rider.  For additional information, see RIDERS.

The surrender charge does not apply to the Target Term Rider.

Types of Death Benefit Available Under the Contract

There are three types of Death Benefit available.  You may choose a Contract with a Type A (fixed) Death Benefit under which the Death Benefit generally remains at the Basic Insurance Amount you initially chose.  However, the Contract Fund (described below) may grow to a point where the Death Benefit may increase and vary with investment experience.  If you choose a Contract with a Type B (variable) Death Benefit, your Death Benefit will vary with investment experience.  For Contracts with Type A and Type B Death Benefits, as long as the Contract is in-force, the Death Benefit will never be less than the Basic Insurance Amount shown in your Contract.  If you choose a Contract with a Type C (return of premium) Death Benefit, the Death Benefit is generally equal to the Basic Insurance Amount plus the total premiums paid into the Contract, less withdrawals, accumulated at an interest rate (between 0% and 8%; in ½% increments) chosen by the Contract Owner.  The Death Benefit on a Contract with a Type C Death Benefit is limited to the Basic Insurance Amount plus an amount equal to: the Contract Fund plus the Type C Limiting Amount (the sum of the initial Basic Insurance Amount plus any initial Target Term Rider coverage amount) multiplied by the Type C Death Benefit Factor, both located in the Contract Limitations section of your Contract.

Any type of Death Benefit, described above, may be increased to ensure that the Contract will satisfy the Internal Revenue Code's definition of life insurance.

You may change your Contract’s Death Benefit type after issue, however, if you choose a Contract with a Type A Death Benefit or Type B Death Benefit at issue, you will not be able to change to a Contract with a Type C Death Benefit thereafter.  Also, if you change a Contract with a Type C Death Benefit to a Contract with a Type A Death Benefit or Type B Death Benefit after issue, you will not be able to change back to a Contract with a Type C Death Benefit.  See Types of Death Benefit and Changing the Type of Death Benefit.

Limited No-Lapse Guarantee Information

We agree to keep your Contract in-force for a specified period, and guarantee that your Contract will not lapse as a result of unfavorable investment performance, as long as your total premiums accumulated at an effective annual rate of 4%, less withdrawals accumulated at 4% (and for Contracts that had previously lapsed because of excess Contract Debt, less the Contract Debt in effect at the time of lapse, also accumulated at 4% starting at the date of default) are at least equal to the Limited No-Lapse Guarantee Values shown in your Contract.  If you have an outstanding Contract loan, the Limited No-Lapse Guarantee will not keep the Contract in-force.  See Withdrawals and Loans.

There are two separate guarantee periods. Each guarantee period is associated with a corresponding level of premium payments, which if paid at the beginning of each Contract Year guarantees that your Contract will not lapse during the first 10 Contract Years, assuming there are no loans or withdrawals.

All Contracts have a Short Term No-Lapse Guarantee period, which has a corresponding Short Term No-Lapse Guarantee Premium.  A Contract with a Death Benefit Type C will have only a Short Term No-Lapse Guarantee period available for the first 10 years.  All other Contracts have a longer Limited No-Lapse Guarantee period with a corresponding Limited No-Lapse Guarantee Premium that lasts until the later to occur of Attained Age 80 or 10 years after issue.  See Limited No-Lapse Guarantee and PREMIUMS.

Unless the Limited No-Lapse Guarantee is in effect, the Contract will go into default if the Contract Fund, less any Contract Debt and less any applicable surrender charges, falls to zero or less.  Your Pruco Life representative can tell you the premium amounts you will need to pay to maintain these guarantees.

The Contract Fund

Your Contract Fund value changes daily, reflecting:  (1) increases or decreases in the value of the Variable Investment Options; (2) interest credited on any amounts allocated to the Fixed Rate Option; (3) interest credited on any loan; and (4) the daily asset charge for mortality and expense risks assessed against the Variable Investment Options.  The Contract Fund value also changes to reflect the receipt of premium payments, charges deducted from premium payments, and the monthly deductions described under CHARGES AND EXPENSES.

Premium Payments

You choose the timing and the amount of premium payments, with the exception of the minimum initial premium.  All subsequent premium payments are subject to a minimum of $25 per payment.  The Contract will remain in-force if the Contract Fund, less any applicable surrender charges, is greater than zero and more than any Contract Debt.  Paying insufficient premiums, poor investment results, or the taking of loans or withdrawals from the Contract will increase the possibility that the Contract will lapse.  However, if the premiums you paid, accumulated at an effective annual rate of 4%, less withdrawals also accumulated at 4% (“Accumulated Net Payments”) are at least equal to the amounts shown in the Table of Limited No-Lapse Guarantee Values in your Contract Data pages, and there is no Contract Debt, we guarantee that your Contract will not lapse even if investment experience is very unfavorable and the Contract Fund drops below zero.  See PREMIUMS, Limited No-Lapse Guarantee, and LAPSE AND REINSTATEMENT.

If you pay more premium than permitted under section 7702A of the Internal Revenue Code, your Contract would be classified as a Modified Endowment Contract, which would affect the federal income tax treatment of loans and withdrawals.  For more information, see Modified Endowment Contracts.

Allocation of Premium Payments

When you apply for the Contract, you tell us how to allocate your premiums. You may change the way in which subsequent premiums are allocated by giving written notice to a Service Office or by telephoning a Service Office, provided you are enrolled to use the Telephone Transfer System.  See The Pruco Life Variable Universal Account and the Allocation of Premiums sections.

On the later of the Contract Date and the end of the Valuation Period in which the initial premium is received, we deduct the charge for sales expenses and the premium based administrative charge from the initial premium.  The remainder of the initial premium and any other net premium received in Good Order at the Payment Office during the 10 day period (or longer if required by state regulation) following your receipt of the Contract will be allocated to the Money Market investment option, then the first monthly deductions are made.  After the tenth day, these funds, adjusted for any investment results, will be transferred out of the Money Market investment option and allocated among the Variable Investment Options and/or the Fixed Rate Option according to your current premium allocation.

The charge for sales expenses and the premium based administrative charge will also apply to all subsequent premium payments.  The remainder of each subsequent premium payment will be invested as of the end of the Valuation Period in which it is received in Good Order at the Payment Office, in accordance with the allocation you previously designated.

Investment Choices

You may choose to invest your Contract's premiums and its earnings in one or more of the available Variable Investment Options.  You may also invest in the Fixed Rate Option.  See The Funds and The Fixed Rate Option.  You may transfer money among your investment choices, subject to restrictions.  See Transfers/Restrictions on Transfers.

We may add or remove Variable Investment Options in the future.

Transfers Among Investment Options

You may, up to 12 times each Contract Year, transfer amounts among the Variable Investment Options or to the Fixed Rate Option.  Additional transfers may be made only with our consent.  Currently, we allow you to make additional transfers.  For the first 20 transfers in a calendar year, you may transfer amounts by proper written notice to a Service Office, or by telephone, provided you are enrolled to use the Telephone Transfer System.

After you have submitted 20 transfers in a calendar year, we will accept subsequent transfer requests only if they are in a form that meets our needs, bear an original signature in ink, and are sent to us by U.S. regular mail.

Multiple transfers that occur during the same day, but prior to the end of the Valuation Period for that day, will be counted as a single transfer.

We may charge an administrative transaction fee of up to $25 for each transfer made exceeding 12 in any Contract Year.  No transaction fee is currently charged in connection with a transfer, but we reserve the right to charge such a fee.

Certain restrictions may apply to transfers from the Fixed Rate Option.

We reserve the right to prohibit transfer requests determined to be disruptive to the investment option or to the disadvantage of other Contract Owners.

Transfer restrictions will be applied in a uniform manner and will not be waived.

In addition, you may use our dollar cost averaging feature or our automatic rebalancing feature.  For additional information, please see Transfers/Restrictions on Transfers, Dollar Cost Averaging, and Auto-Rebalancing.

Increasing or Decreasing Basic Insurance Amount

Subject to conditions determined by us, after the issue of the Contract and after the first Contract Anniversary, you may increase the amount of insurance by increasing the Basic Insurance Amount of the Contract.  When you do this, you create an additional Coverage Segment.  Each Coverage Segment will be subject to its own monthly deductions, surrender charge, and surrender charge period, which begin on that segment’s effective date.  See Increases in Basic Insurance Amount and Surrender Charges.  In addition, if a significant premium is paid in conjunction with an increase, there is a possibility that the Contract will be classified as a Modified Endowment Contract.  See Tax Treatment of Contract Benefits.

Subject to certain limitations, you also have the option of decreasing the Basic Insurance Amount of your Contract after the issue of the Contract.  See Decreases in Basic Insurance Amount.

For Contracts with more than one Coverage Segment, a decrease in Basic Insurance Amount will reduce each Coverage Segment based on the proportion of the Coverage Segment amount to the total of all Coverage Segment amounts in effect just before the change.  A decrease in Basic Insurance Amount may result in a surrender charge.  See Surrender Charges.

We may decline a decrease in the Basic Insurance Amount if we determine it would cause the Contract to fail to qualify as "life insurance" for purposes of Section 7702 of the Internal Revenue Code.  In addition, if the Basic Insurance Amount is decreased, there is a possibility that the Contract will be classified as a Modified Endowment Contract.  See Tax Treatment of Contract Benefits.  We may decline a decrease in the Basic Insurance Amount if the Contract Fund value is less than any applicable partial surrender charges.

No administrative processing charge is currently being made in connection with either an increase or a decrease in Basic Insurance Amount.  However, we reserve the right to charge such a fee in an amount of up to $25.  See CHARGES AND EXPENSES.

Access to Contract Values

A Contract may be surrendered for its Cash Surrender Value (the Contract Fund minus any Contract Debt and minus any applicable surrender charge) while the insured is living.  To surrender a Contract, we may require you to deliver or mail the Contract with a written request in a form that meets our needs, to a Service Office.  The Cash Surrender Value of a Contract will be determined as of the end of the Valuation Period in which such a request is received in a Service Office.  Surrender of a Contract may have tax consequences.  See Surrender of a Contract and Tax Treatment of Contract Benefits.

If you surrender the Contract while it is in-force, you may be eligible to receive an Additional Amount upon full surrender of the Contract for its surrender value.  This option is not available in states where it is not approved.  See Surrender of a Contract.

Under certain circumstances, you may withdraw a part of the Contract's Cash Surrender Value without surrendering the Contract.  The amount withdrawn must be at least $500.  There is an administrative processing fee for each withdrawal which is the lesser of: (a) $25 and; (b) 2% of the withdrawal amount.  Withdrawal of the Cash Surrender Value may have tax consequences.  See Withdrawals and Tax Treatment of Contract Benefits.

Contract Loans

You may borrow money from us using your Contract as security for the loan, provided the Contract is not in default.  The maximum loan amount is equal to the sum of (1) 99% of the portion of the cash value attributable to the Variable Investment Options and (2) the balance of the cash value, provided the Contract is not in default.  The cash value is equal to the Contract Fund less any surrender charge.  A Contract in default has no loan value.  There is no minimum loan amount for Contracts issued on Contract Form MPVUL-2008.  The minimum loan amount you may borrow if you have Contract Form MPVUL-2003 is generally $500, but may be lower in some states.  See Loans.

Canceling the Contract (“Free-Look”)

Generally, you may return the Contract for a refund within 10 days after you receive it (or within any longer period of time required by state law).  In general, you will receive a refund of all premium payments made, less any applicable federal and/or state income tax withholding.  However, if applicable law permits a market value free-look, you will receive the greater of  (1) the Contract Fund (which includes any investment results) plus the amount of any charges that have been deducted or (2) all premium payments made (including premium payments made more than 10 days after you receive the Contract, but within any longer free-look period of time required by state law), less any applicable federal and/or state income tax withholding.  A Contract returned according to this provision shall be deemed void from the beginning.

SUMMARY OF CONTRACT RISKS

Contract Values are not Guaranteed

Your benefits (including life insurance) are not guaranteed, and may be entirely dependent on the investment performance of the Variable Investment Options you select. The value of your Contract Fund rises and falls with the performance of the investment options you choose and the charges that we deduct.  Poor investment performance could cause your Contract to lapse and you could lose your insurance coverage.  However, payment of the Death Benefit may be guaranteed under the Limited No-Lapse Guarantee feature or under the Overloan Protection Rider.  See Limited No-Lapse Guarantee and Overloan Protection Rider.

The Variable Investment Options you choose may not perform to your expectations. Investing in the Contract involves risks including the possible loss of your entire investment. Only the Fixed Rate Option provides a guaranteed rate of return.  For more detail, please see Risks Associated with the Variable Investment Options and The Fixed Rate Option.

Limitation of Benefits on Certain Riders for Claims Due to War or Service in the Armed Forces

We will not pay a benefit on any Accidental Death Benefit type rider or make payments for any disability type rider if the death or injury is caused or contributed to by war or act of war, declared or undeclared, including resistance to armed aggression.  This restriction includes service in the armed forces of any country at war.

Increase in Charges

In several instances we will use the terms "maximum charge" and "current charge."  The "maximum charge", in each instance, is the highest charge that we may make under the Contract.  The "current charge", in each instance, is the amount that we now charge, which may be lower than the maximum charge.  If circumstances change, we reserve the right to increase each current charge, up to the maximum charge, without giving any advance notice.

Contract Lapse

Each month we determine the value of your Contract Fund.  The Contract is in default if the Contract Fund, less any applicable surrender charges, is zero or less, unless it remains in-force under the Limited No-Lapse Guarantee.  See Limited No-Lapse Guarantee.  Your Contract will also be in default if at any time the Contract Debt equals or exceeds the Contract Fund less any applicable surrender charges.  Should either event occur, we will notify you of the required payment to prevent your Contract from terminating.  See Loans.  Your payment must be received at the Payment Office within the 61-day grace period after the notice of default is mailed or the Contract will end and have no value.  See LAPSE AND REINSTATEMENT.  If you have an outstanding loan when your Contract lapses, you may have taxable income as a result.  See Tax Treatment of Contract Benefits - Pre-Death Distributions.

Risks of Using the Contract as a Short-Term Savings Vehicle

Because the Contract provides for an accumulation of a Contract Fund as well as a Death Benefit, you may wish to use it for various insurance planning purposes.  Purchasing the Contract for such purposes may involve certain risks.

For example, a life insurance contract could play an important role in helping you to meet the future costs of a child’s education.  The Contract’s Death Benefit could be used to provide for education costs should something happen to you, and its investment features could help you accumulate savings.  However, if the Variable Investment Options you choose perform poorly, if you do not pay sufficient premiums, or if you access the values in your Contract through withdrawals or Contract loans, your Contract may lapse or you may not accumulate the value you need.

The Contract is designed to provide benefits on a long-term basis. Consequently, you should not purchase the Contract as a short-term investment or savings vehicle. Because of the long-term nature of the Contract, you should consider whether purchasing the Contract is consistent with the purpose for which it is being considered.

Risks of Taking Withdrawals

If your Contract meets certain requirements, you may make withdrawals from your Contract’s Cash Surrender Value while the Contract is in-force.  The amount withdrawn must be at least $500.  The withdrawal amount is limited by the requirement that the Cash Surrender Value after withdrawal may not be less than or equal to zero after deducting any charges associated with the withdrawal and an amount that we estimate will be sufficient to cover the Contract Fund deductions for two Monthly Dates following the date of withdrawal.  There is a transaction fee for each withdrawal which is the lesser of: (a) $25 and; (b) 2% of the withdrawal amount.  Withdrawal of the Cash Surrender Value may have tax consequences.  See Tax Treatment of Contract Benefits.

Whenever a withdrawal is made, the Death Benefit will immediately be reduced by at least the amount of the withdrawal.  Withdrawals under Contracts with a Type B (variable) Death Benefit and Type C (return of premium) Death Benefit will not change the Basic Insurance Amount.  However, under a Contract with a Type A (fixed) Death Benefit, the withdrawal may require a reduction in the Basic Insurance Amount, and if the Death Benefit was increased to meet the definition of life insurance, a reduction in Target Term Rider coverage amount may be required. A surrender charge may be deducted when any withdrawal causes a reduction in the Basic Insurance Amount.  See CHARGES AND EXPENSES.  No withdrawal will be permitted under a Contract with a Type A (fixed) Death Benefit if it would result in a Basic Insurance Amount of less than the minimum Basic Insurance Amount.  See REQUIREMENTS FOR ISSUANCE OF A CONTRACT.  It is important to note, however, that if the Basic Insurance Amount is decreased, there is a possibility that the Contract might be classified as a Modified Endowment Contract.  Accessing the values in your Contract through withdrawals may significantly affect current and future Contract values or Death Benefit proceeds and may increase the chance that your Contract will lapse.  Before making any withdrawal that causes a decrease in Basic Insurance Amount, you should consult with your tax adviser and your Pruco Life representative.  See Withdrawals and Tax Treatment of Contract Benefits.

Limitations on Transfers

You may, up to 12 times each Contract Year, transfer amounts among the Variable Investment Options or to the Fixed Rate Option.  We may charge up to $25 for each transfer made exceeding 12 in any Contract Year.

Additional transfers may be made only with our consent.  Currently, we allow you to make additional transfers.  For the first 20 transfers in a calendar year, you may transfer amounts by proper written notice to a Service Office, or by telephone, provided you are enrolled to use the Telephone Transfer System.  We use reasonable procedures to confirm that instructions given by telephone are genuine.  However, we are not liable for following telephone instructions that we reasonably believe to be genuine.  In addition, we cannot guarantee that you will be able to get through to complete a telephone transfer during peak periods such as periods of drastic economic or market change.

After you have submitted 20 transfers in a calendar year, we will accept subsequent transfer requests only if they are in a form that meets our needs, bear an original signature in ink, and are sent to us by U.S. regular mail.  After you have submitted 20 transfers in a calendar year, a subsequent transfer request by telephone, fax, or electronic means will be rejected, even in the event that it is inadvertently processed.

Currently, certain transfers effected systematically under either a dollar cost averaging or an automatic rebalancing program described in this prospectus do not count towards the limit of 12 transfers per Contract Year or the limit of 20 transfers per calendar year.  In the future, we may count such transfers towards the limit.

Multiple transfers that occur during the same day, but prior to the end of the Valuation Period for that day, will be counted as a single transfer.

Generally, only one transfer from the Fixed Rate Option is permitted during each Contract Year.  The maximum amount per Contract you may transfer out of the Fixed Rate Option each year is the greater of:  (a) 25% of the amount in the Fixed Rate Option; and (b) $2,000.

Your Contract may include Funds that are not currently accepting additional investments.  See The Pruco Life Variable Universal Account.

We may modify your right to make transfers by restricting the number, timing and/or amount of transfers we find to be disruptive to the investment option or to the disadvantage of other Contract Owners.  We also reserve the right to prohibit transfer requests made by an individual acting under a power of attorney on behalf of more than one Contract Owner.  We will immediately notify you at the time of a transfer request if we exercise this right.

Transfer restrictions will be applied uniformly and will not be waived.  See Transfers/Restrictions on Transfers.

Charges on Surrender of the Contract

You may surrender your Contract at any time for its Cash Surrender Value while the insured is living.  We deduct a surrender charge from the surrender proceeds. In addition, the surrender of your Contract may have tax consequences.  See Tax Treatment of Contract Benefits.

We will assess a surrender charge if, during the first eight Contract Years (or during the first eight years of a Coverage Segment representing an increase in Basic Insurance Amount), the Contract lapses, is surrendered, or the Basic Insurance Amount is decreased (including as a result of a withdrawal or a Death Benefit type change).  The surrender charge varies and is calculated as described in Surrender Charges.  While the amount of the surrender charge decreases over time, it may be a substantial portion or even equal to your Contract Fund.

Risks of Taking a Contract Loan

Accessing the values in your Contract through Contract loans may significantly affect current and future Contract values or Death Benefit proceeds and may increase the chance that your Contract will lapse.  Your Contract will be in default if, at any time, the Contract Debt equals or exceeds the Contract Fund less any applicable surrender charges, even if the Limited No-Lapse Guarantee is in effect.  If the Contract lapses or is surrendered, the amount of unpaid Contract Debt will be treated as a distribution and will be immediately taxable to the extent of the gain in the Contract.  In addition, if your Contract is a Modified Endowment Contract for tax purposes, taking a Contract loan may have tax consequences.  See Tax Treatment of Contract Benefits.

Potential Tax Consequences

Your Contract is structured to meet the definition of life insurance under Section 7702 of the Internal Revenue Code.  At issue, the Contract Owner chooses one of the following definition of life insurance tests:  (1) Cash Value Accumulation Test or (2) Guideline Premium Test.  Under the Cash Value Accumulation Test, there is a minimum Death Benefit to cash value ratio.  Under the Guideline Premium Test, there is a limit to the amount of premiums that can be paid into the Contract, as well as a minimum Death Benefit to cash value ratio.  Consequently, we reserve the right to refuse to accept a premium payment that would, in our opinion, cause this Contract to fail to qualify as life insurance.  We also have the right to refuse to accept any payment that increases the Death Benefit by more than it increases the Contract Fund.  Although we believe that the Contract should qualify as life insurance for tax purposes, there are some uncertainties, particularly because the Secretary of Treasury has not yet issued permanent regulations that bear on this question.  Accordingly, we reserve the right to make changes -- which will be applied uniformly to all Contract Owners after advance written notice -- that we deem necessary to insure that the Contract will qualify as life insurance.  We require the Guideline Premium Test as the definition of life insurance if you choose to have the Overloan Protection Rider.  See the Overloan Protection Rider section.

Current federal tax law generally excludes all Death Benefits from the gross income of the beneficiary of a life insurance contract.  However, your Death Benefit could be subject to estate tax.  In addition, you generally are not subject to taxation on any increase in the Contract value until it is withdrawn.  Generally, you are taxed on surrender proceeds and the proceeds of any partial withdrawals only if those amounts, when added to all previous distributions, exceed the total premiums paid.  Amounts received upon surrender or withdrawal (including any outstanding Contract loans) in excess of premiums paid are treated as ordinary income.

Special rules govern the tax treatment of life insurance policies that meet the federal definition of a Modified Endowment Contract.  The Contract could be classified as a Modified Endowment Contract if premiums in amounts that are too large are paid or a decrease in the Basic Insurance Amount is made (or a rider removed).  The addition of a rider or an increase in the Basic Insurance Amount may also cause the Contract to be classified as a Modified Endowment Contract if a significant premium is paid in conjunction with an increase or the addition of a rider.  We will notify you if a premium or a reduction in Basic Insurance Amount would cause the Contract to become a Modified Endowment Contract, and advise you of your options.

Under current tax law, Death Benefit payments under Modified Endowment Contracts, like Death Benefit payments under other life insurance contracts, generally are excluded from the gross income of the beneficiary.  However, amounts you receive under the Contract before the insured's death, including loans and withdrawals, are included in income to the extent that the Contract Fund before surrender charges exceeds the premiums paid for the Contract increased by the amount of any loans previously included in income and reduced by any untaxed amounts previously received other than the amount of any loans excludible from income.  An assignment of a Modified Endowment Contract is taxable in the same way.  These rules also apply to pre-death distributions, including loans and assignments, made during the two-year period before the time that the Contract became a Modified Endowment Contract.

All Modified Endowment Contracts issued by us to you during the same calendar year are treated as a single Contract for purposes of applying these rules. See Tax Treatment of Contract Benefits.

Any taxable income on pre-death distributions (including full surrenders) is subject to a penalty of 10 percent unless the amount is received on or after age 59½, on account of your becoming disabled or as a life annuity.  It is presently unclear how the penalty tax provisions apply to Contracts owned by businesses.

Replacement of the Contract

The replacement of life insurance is generally not in your best interest.  In most cases, if you require additional life insurance coverage, the benefits of your existing contract can be protected by increasing the insurance amount of your existing contract, or by purchasing an additional contract.  If you are considering replacing a contract, you should compare the benefits and costs of supplementing your existing contract with the benefits and costs of purchasing a new contract and you should consult with a tax adviser.

SUMMARY OF RISKS ASSOCIATED WITH
THE VARIABLE INVESTMENT OPTIONS

You may choose to invest your Contract's premiums and its earnings in one or more of the available Variable Investment Options. You may also invest in the Fixed Rate Option.  The Fixed Rate Option is the only investment option that offers a guaranteed rate of return.  See The Funds and The Fixed Rate Option.

Risks Associated with the Variable Investment Options

The Separate Account invests in the shares of one or more open-end management investment companies registered under the Investment Company Act of 1940.  Each Variable Investment Option has its own investment objective and associated risks, which are described in the accompanying Fund prospectuses.  The income, gains, and losses of one Variable Investment Option have no effect on the investment performance of any other Variable Investment Option.

We do not promise that the Variable Investment Options will meet their investment objectives.  Amounts you allocate to the Variable Investment Options may grow in value, decline in value or grow less than you expect, depending on the investment performance of the Variable Investment Options you choose.  You bear the investment risk that the Variable Investment Options may not meet their investment objectives.  It is possible to lose your entire investment in the Variable Investment Options.  Although the Series Fund Money Market Portfolio is designed to be a stable investment option, it is possible to lose money in that Portfolio.  For example, when prevailing short-term interest rates are very low, the yield on the Money Market Portfolio may be so low that, when Separate Account and Contract charges are deducted, you experience a negative return.  See The Funds.

Learn More about the Variable Investment Options

Before allocating amounts to the Variable Investment Options, you should read the current Fund prospectuses for detailed information concerning their investment objectives, strategies, and investment risks.

GENERAL DESCRIPTIONS OF PRUCO LIFE INSURANCE COMPANY, THE REGISTRANT, AND THE FUNDS

Pruco Life Insurance Company

Pruco Life Insurance Company ("Pruco Life", “us”, “we”, or “our”) is a stock life insurance company, organized on December 23, 1971 under the laws of the state of Arizona.  It is licensed to sell life insurance and annuities in the District of Columbia, Guam, and in all states except New York.  Pruco Life’s principal Executive Office is located at 213 Washington Street, Newark, New Jersey 07102.

The Pruco Life Variable Universal Account

Pruco Life has established a Separate Account, the Pruco Life Variable Universal Account (the "Account" or the "Registrant") to hold the assets that are associated with the Contracts.  The Account was established on April 17, 1989 under Arizona law and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940 as a unit investment trust, which is a type of investment company.  The Account meets the definition of a "Separate Account" under the federal securities laws.  The Account holds assets that are segregated from all of Pruco Life's other assets.

Pruco Life is the legal owner of the assets in the Account.  Pruco Life will maintain assets in the Account with a total market value at least equal to the reserve and other liabilities relating to the variable benefits attributable to the Contracts.  In addition to these assets, the Account's assets may include funds contributed by Pruco Life to commence operation of the Account and may include accumulations of the charges we make against the Account.  From time to time Pruco Life will transfer capital contributions and earned fees and charges to its general account.  Pruco Life will consider any possible adverse impact the transfer might have on the Account before making any such transfer.

Income, gains and losses credited to, or charged against, the Account reflect the Account’s own investment experience and not the investment experience of Pruco Life’s other assets. The assets of the Account may not be charged with liabilities that arise from any other business Pruco Life conducts.

We are obligated to pay all amounts promised to Contract Owners under the Contract.  The obligations to Contract Owners and beneficiaries arising under the Contracts are general corporate obligations of Pruco Life.

You may invest in one or a combination of the available Variable Investment Options, except for the M International Equity Fund, which is closed to additional investments as of August 16, 2010 .  When you choose a Variable Investment Option, we purchase shares of a Fund or a separate investment series of a Fund which are held as an investment for that option.  We hold these shares in the Account.  We may remove or add additional Variable Investment Options in the future.  The Account’s financial statements are available in the Statement of Additional Information to this prospectus.

The Funds

Each of these Funds is detailed in separate prospectuses that are provided with this prospectus.  You should read the Fund prospectuses before you decide to allocate assets to the Variable Investment Options.  There is no assurance that the investment objectives of the Variable Investment Options will be met.  There may be Portfolios or Funds described in the accompanying Fund prospectuses that are not available in this product.  Please refer to the list below to see which Variable Investment Options you may choose.

The terms “Fund”, “Portfolio”, and “Variable Investment Option” are largely used interchangeably.  Some of the Variable Investment Options use the term “Fund”, and others use the term “Portfolio” in their respective prospectuses.  Funds of the series type, such as the Prudential Series Fund or Advanced Series Trust, are generally described as a "Fund" consisting of a number of underlying "Portfolios."

Investment Managers

AST Investment Services, Inc. (“AST”) and Prudential Investments LLC (“PI”) serve as co-investment managers of the Advanced Series Trust and the Prudential Series Fund.

The Funds’ Investment Management Agreements, on behalf of each Fund, with AST and PI (the “Management Agreements”), provide that AST and PI (the “Investment Managers”) will furnish each applicable Fund with investment advice and administrative services subject to the supervision of the Board of Trustees and in conformity with the stated policies of the applicable Fund.  The Investment Managers must also provide, or obtain and supervise, the executive, administrative, accounting, custody, transfer agent and shareholder servicing services that are deemed advisable by the Board.

The charts below reflect the Funds in which the Account invests, their investment objectives, and each Fund’s investment advisers and investment subadvisers.  The full names of the investment subadvisers and investment advisers are listed immediately following each chart.  For Funds with multiple subadvisers, each subadviser manages a portion of the assets for that Fund.   Your Contract may include Funds that are not currently accepting additional investments.  See The Pruco Life Variable Universal Account.

Portfolios	Objectives	Subadvisers
THE PRUDENTIAL SERIES FUND - Class 1 Shares
Diversified Bond	High level of income over a longer term while providing reasonable safety of capital.	PIM
Equity	Long-term growth of capital.	Jennison
Global	Long-term growth of capital.	QMA LSV MCM T. Rowe Price William Blair
High Yield Bond	High total return.	PIM
Jennison	Long-term growth of capital.	Jennison
Jennison 20/20 Focus	Long-term growth of capital.	Jennison
Money Market	Maximum current income consistent with the stability of capital and the maintenance of liquidity.	PIM
Natural Resources	Long-term growth of capital.	Jennison
Small Capitalization Stock	Long-term growth of capital.	QMA
Stock Index	Investment results that generally correspond to the performance of publicly-traded common stocks.	QMA
Value	Capital appreciation.	Jennison
SP International Growth	Long-term growth of capital.	MCM William Blair
SP International Value	Long-term capital appreciation.	LSV Thornburg
SP Prudential U.S. Emerging Growth	Long-term capital appreciation.	Jennison
SP Small Cap Value	Long-term growth of capital.	Clearbridge GSAM
THE ADVANCED SERIES TRUST - Class 1 Shares
AST Balanced Asset Allocation	The highest potential total return consistent with its specified level of risk tolerance.	QMA
AST BlackRock Global Strategies(1)	A high total return consistent with a moderate level of risk.	BlackRock
AST Large-Cap Value	Current income and long-term growth of income, as well as capital appreciation.	Eaton Vance Hotchkis and Wiley

AST Marsico Capital Growth	Capital growth.	MCM
AST PIMCO Total Return Bond	Maximize total return consistent with the preservation of capital.	PIMCO
AST Preservation Asset Allocation	The highest potential total return consistent with its specified level of risk tolerance.	QMA
AST Small-Cap Growth	Long-term capital growth.	Eagle
AST T. Rowe Price Large-Cap Growth	Long-term growth of capital.	T. Rowe Price
AST Wellington Management Hedged Equity(2)	Outperform a mix of indexes over a full market cycle by preserving capital in adverse markets.	Wellington

(1) Merged with PSF SP Growth Asset Allocation Portfolio.

(2) Formerly the AST Aggressive Asset Allocation Portfolio.

Investment Subadvisers for the Advanced Series Trust and the Prudential Series Fund

•	Jennison Associates LLC (“Jennison”)
•	Prudential Investment Management, Inc. (“PIM”)
•	Quantitative Management Associates LLC (“QMA”)
•	BlackRock Investment Management, LLC ("BlackRock")
•	ClearBridge Advisors LLC (“ClearBridge”)
•	Eagle Asset Management, Inc. (“Eagle”)
•	Eaton Vance Management (“Eaton Vance”)
•	Goldman Sachs Asset Management, L.P. (“GSAM”)
•	Hotchkis and Wiley Capital Management LLC (“Hotchkis and Wiley”)
•	LSV Asset Management (“LSV”)
•	Marsico Capital Management, LLC (“MCM”)
•	Pacific Investment Management Company LLC (“PIMCO”)
•	T. Rowe Price Associates, Inc. (“T. Rowe Price”)
•	Thornburg Investment Management, Inc. (“Thornburg”)
•	Wellington Management Company LLP ("Wellington")
•	William Blair & Company LLC (“William Blair”)

UNAFFILIATED FUNDS/PORTFOLIOS
Funds/Portfolios	Objectives	Advisers
American Century VP Mid Cap Value Fund - Class 1 Shares	Long-term capital growth with income as a secondary objective.	American Century
Dreyfus MidCap Stock Portfolio - Service Shares
Investment results that are greater than the total return performance of publicly traded common stocks of medium-size domestic companies in the aggregate, as represented by the Standard & Poor's MidCap 400® Index.
Dreyfus
Dreyfus Socially Responsible Growth Fund - Service Shares	Capital growth, with current income as a secondary goal.	Dreyfus
Janus Aspen Overseas Portfolio - Service Shares	Long-term growth of capital.	Janus Capital
JPMorgan Intrepid Mid Cap Portfolio - Class 1 Shares	Long-term capital growth by investing primarily in equity securities of companies with intermediate capitalizations.	JPMIA
M Business Opportunity Value Fund	Long-term capital appreciation.	MFIA
M Capital Appreciation Fund	Maximum capital appreciation.	MFIA

M International Equity Fund(1)	Long-term capital appreciation.	MFIA
M Large Cap Growth Fund	Long-term capital appreciation.	MFIA
MFS Utilities Series	Total return.	MFS
Neuberger Berman AMT Socially Responsive Portfolio - Class S	Long-term growth of capital by investing primarily in securities of companies that meet the Fund's financial criteria and social policy.	Neuberger Berman

(1) Closed to additional investments as of August 16, 2010.

Investment Advisers for Unaffiliated Funds/Portfolios

•	American Century Investment Management, Inc. ("American Century")
•	The Dreyfus Corporation (“Dreyfus”)
•	Janus Capital Management LLC (“Janus Capital”)
•	JPMorgan Investment Advisors, Inc. ("JPMIA")
•	M Financial Investment Advisers, Inc. (“MFIA”)
•	Massachusetts Financial Services Company ("MFS")
•	Neuberger Berman Group, LLC (“Neuberger Berman”)

The investment managers, investment advisers, and investment subadvisers for the Funds charge a daily investment management fee as compensation for their services.  These fees are more fully described in the prospectus for each Fund.

More detailed information is available in the attached Fund prospectuses.

The AST Balanced Asset Allocation Portfolio and the AST Preservation Asset Allocation Portfolio each invests only in shares of other underlying Fund Portfolios, which are managed by the subadvisers of those Portfolios.

In the future, it may become disadvantageous for Separate Accounts of variable life insurance and variable annuity contracts to invest in the same underlying Funds.  Neither the companies that invest in the Funds nor the Funds currently foresee any such disadvantage.  The Board of Directors for each Fund intends to monitor events in order to identify any material conflict between variable life insurance and variable annuity Contract Owners and to determine what action, if any, should be taken.  Material conflicts could result from such things as:

(1)	changes in state insurance law;
(2)	changes in federal income tax law;
(3)	changes in the investment management of any Variable Investment Option; or
(4)	differences between voting instructions given by variable life insurance and variable annuity Contract Owners.

A Fund or Portfolio may have a similar name, investment objective, or investment policy resembling those of a mutual fund managed by the same investment adviser or subadviser that is sold directly to the public.  Despite such similarities, there can be no assurance that the investment performance of any such Fund or Portfolio will resemble that of the publicly available mutual fund.

Service Fees Payable to Pruco Life

Pruco Life has entered into agreements with the investment adviser or distributor of the underlying Funds.  Under the terms of these agreements, Pruco Life provides administrative and support services to the Funds, for which it receives an annual fee from the investment adviser, distributor, and/or Fund based on the average assets allocated to the Fund.  These agreements, including the fees paid and services provided, can vary for each Fund.

Pruco Life and/or our affiliates may receive substantial and varying administrative service payments and Rule 12b-1 fees from certain underlying Funds or related parties.  These types of payments and fees are sometimes referred to as “revenue sharing” payments.  Rule 12b-1 fees and administrative service payments partially compensate for distribution, marketing, and/or servicing functions and for providing administrative services with respect to Contract Owners invested indirectly in the Funds, which include duties such as recordkeeping, shareholder services, and the mailing of periodic reports.  We receive administrative services fees with respect to both affiliated underlying Funds and unaffiliated underlying Funds.  The administrative services fees we receive from affiliates originate from the assets of the affiliated Fund itself and/or the assets of the Fund’s investment adviser.  In either case, the existence of administrative services fees may tend to increase the overall cost of investing in the Fund.  The existence of a 12b-1 fee will always increase the overall cost of investing in those Funds.  In addition, because these fees are paid to us, allocations you make to these affiliated underlying Funds may benefit us financially if these fees exceed the costs of the administrative support services.

The 12b-1 fees and administrative services fees that we receive may vary among the different Funds that are part of our investment platform.  Thus, the fees we collect may be greater or smaller, based on the Funds that you select.  In addition, we may consider these payments and fees, among a number of factors, when deciding to add or keep a Fund on the “menu” of Funds that we offer through the product.  We collect these payments and fees under agreements between us and a Fund’s principal underwriter, transfer agent, investment adviser and/or other entities related to the Fund.    As of May 1, 2011 , the administrative service fees we receive range from 0.00% to 0.40% of the average assets allocated to the Fund.  The service fees received from each of The Prudential Series Fund and the Advanced Series Trust are 0.05% and 0.40%, respectively.  Some Funds pay a 12b-1 fee instead of, or in addition to, the administrative services fees. The 12b-1 fee we receive is equal to 0.25% of the average assets allocated to the Funds indicated below.

The following Funds currently pay a 12b-1 fee:

•	Dreyfus Socially Responsible Growth Fund
•	Janus Aspen Overseas Portfolio - Service Shares

In addition to the payments that we receive from underlying Funds and/or their affiliates, those same Funds and/or their affiliates may make payments to us and/or other insurers within the Prudential Financial group related to the offering of investment options within variable annuities or life insurance offered by different Prudential business units.

Voting Rights

We are the legal owner of the shares of the Funds associated with the Variable Investment Options.  However, we vote the shares according to voting instructions we receive from Contract Owners.  We will mail you a proxy, which is a form you need to complete and return to us, to tell us how you wish us to vote.  When we receive those instructions, we will vote all of the shares we own on your behalf in accordance with those instructions. We vote shares for which we do not receive instructions, and any other shares that we own in our own right, in the same proportion as the shares for which instructions are received.  We may change the way your voting instructions are calculated if it is required by federal or state regulation.  We may also elect to vote shares that we own in our own right if the applicable federal securities laws or regulations, or their current interpretation, change so as to permit us to do so.

We may, if required by state insurance regulations, disregard voting instructions if they would require shares to be voted so as to cause a change in the sub-classification or investment objectives of one or more of the available Variable Investment Options or to approve or disapprove an investment advisory contract for the Fund.  In addition, we may disregard voting instructions that would require changes in the investment policy or investment adviser of one or more of the Funds associated with the available Variable Investment Options, provided that we reasonably disapprove such changes in accordance with applicable federal or state regulations.  If we disregard Contract Owner voting instructions, we will advise Contract Owners of our action and the reasons for such action in the next available annual or semi-annual report.

Substitution of Variable Investment Options

We may substitute one or more of the available Variable Investment Options.  We may also cease to allow investments in any existing Variable Investment Option.  We do this only if events such as investment policy changes or tax law changes make a Variable Investment Option unsuitable.  We would not do this without the approval of the Securities and Exchange Commission and any necessary state insurance departments.  You will be given specific notice in advance of any substitution we intend to make.

The Fixed Rate Option

You may choose to invest, initially or by transfer, all or part of your Contract Fund to the Fixed Rate Option.  This amount becomes part of Pruco Life's general account.  The general account consists of all assets owned by Pruco Life other than those in the Account and in other Separate Accounts that have been or may be established by Pruco Life.  Subject to applicable law, Pruco Life has sole discretion over the investment of the general account assets, and Contract Owners do not share in the investment experience of those assets.  Instead, Pruco Life guarantees that the part of the Contract Fund allocated to the Fixed Rate Option will accrue interest daily at an effective annual rate that Pruco Life declares periodically, but not less than an effective annual rate of 3%.  The fulfillment of our guarantee under this benefit is dependent on our claims paying ability.  Pruco Life is not obligated to credit interest at a rate higher than an effective annual rate of 3%, although we may do so.

Transfers out of the Fixed Rate Option are subject to strict limits.  See Transfers/Restrictions on Transfers.  The payment of any Cash Surrender Value attributable to the Fixed Rate Option may be delayed up to six months.  See When Proceeds Are Paid.

If you exercise the Overloan Protection Rider, any remaining unloaned Contract Fund value will be transferred to the Fixed Rate Option, and transfers out of the Fixed Rate Option and into the Variable Investment Options will no longer be permitted.  See Loans.

Because of exemptive and exclusionary provisions, interests in the Fixed Rate Option under the Contract have not been registered under the Securities Act of 1933 and the general account has not been registered as an investment company under the Investment Company Act of 1940.  Accordingly, interests in the Fixed Rate Option are not subject to the provisions of these Acts, and Pruco Life has been advised that the staff of the SEC has not reviewed the disclosure in this prospectus relating to the Fixed Rate Option.  Any inaccurate or misleading disclosure regarding the Fixed Rate Option may, however, be subject to certain generally applicable provisions of federal securities laws.

CHARGES AND EXPENSES

This section provides a more detailed description of each charge that is described briefly in the SUMMARY OF CHARGES AND EXPENSES beginning on page 1 of this prospectus.

The total amount invested in the Contract Fund, at any time, consists of the sum of the amount credited to the Variable Investment Options, the amount allocated to the Fixed Rate Option, plus any interest credited on amounts allocated to the Fixed Rate Option, and the principal amount of any Contract loan plus the amount of interest credited to the Contract upon that loan.  See Loans.  Most charges, although not all, are made by reducing the Contract Fund.

In several instances we use the terms "maximum charge" and "current charge."  The "maximum charge", in each instance, is the highest charge that we may make under the Contract.  The "current charge", in each instance, is the amount that we now charge, which may be lower than maximum charges.  If circumstances change, we reserve the right to increase each current charge, up to the maximum charge, without giving any advance notice.

Current charges deducted from premium payments and the Contract Fund may change from time to time, subject to maximum charges.  In deciding whether to change any of these current charges, we will periodically consider factors such as mortality, persistency, expenses, taxes and interest and/or investment experience to see if a change in our assumptions is needed.  Premium based administrative charges will be set at one rate for all Contracts like this one.  Changes in other charges will be by class.  We will not recoup prior losses or distribute prior gains by means of these changes.

Sales Load Charges

We may charge up to 12% of premiums paid for sales expenses in all Contract Years.  This charge, often called a “sales load”, is deducted to compensate us for the costs of selling the Contracts, including commissions, advertising and the printing and distribution of prospectuses and sales literature.  Currently, we charge less than 12% in any year for either Contract Form MPVUL-2008 and Contract Form MPVUL-2003.  The charge is made up of two parts.  We apply one percentage on the amount of premium received up to the Sales Load Target Premium and a second percentage on the excess of premium received over the Sales Load Target Premium.  The chart below describes the sales load charges as a percentage of premiums paid.

	Up to the Sales Load Target Premium	In excess of the Sales Load Target Premium
For Contract Form MPVUL-2008	6% for all years	6% for all years
For Contract Form MPVUL-2003	9.75% in years 1-10, 3% thereafter	4% in years 1-10, 3% thereafter

The Sales Load Target Premium may vary from the Limited No-Lapse Guarantee Premium, depending on the issue age and rating class of the insured, any extra risk charges, or additional riders.  See PREMIUMS.

For Contracts issued on Contract Form MPVUL-2003 only, paying more than the Sales Load Target Premium in any of the first 10 Contract Years could reduce your total sales load.  For example, assume that an MPVUL-2003 Contract with no riders or extra insurance charges has a Sales Load Target Premium of $884.00 and the Contract Owner would like to pay 10 premiums, and paid $1,768 (two times the amount of the Sales Load Target Premium) in every other Contract Year up to the ninth year (i.e. in years 1, 3, 5, 7, 9), the total sales load charge would be $607.75.  If you paid $884.00 in each of the first 10 Contract Years, the total sales load would be $861.90.

Attempting to structure the timing and amount of premium payments to reduce the potential sales load may increase the risk that your Contract will lapse without value.  Delaying the payment of premium amounts to later years will adversely affect the Limited No-Lapse Guarantee if the accumulated premium payments do not reach the Limited No-Lapse Guarantee Values shown on your Contract Data pages.  See Limited No-Lapse Guarantee. In addition, there are circumstances where payment of premiums that are too large may cause the Contract to be characterized as a Modified Endowment Contract, which could be significantly disadvantageous.  See Tax Treatment of Contract Benefits.

Premium Based Administrative Charge

We may charge up to 7.5% for a premium based administrative charge, which includes any federal, state or local income, premium, excise, business tax or any other type of charge (or component thereof) measured by or based upon the amount of premium we receive.

This charge is made up of two parts, which currently equal a total of 3.75% of the premiums received.

The first part is a charge for state and local premium taxes.  The current amount for this first part is 2.5% of the premium and is our estimate of the average burden of state taxes generally.  Tax rates vary from jurisdiction to jurisdiction and generally range from 0% to 5% (but may exceed 5% in some instances).  The rate applies uniformly to all Contract Owners without regard to location of residence.  We may collect more for this charge than we actually pay for state and local premium taxes.

The second part is a charge for federal income taxes measured by premiums. The current amount for this second part is 1.25% of the premium.  We believe that this charge is a reasonable estimate of an increase in Pruco Life’s federal income taxes resulting from a change in the Internal Revenue Code.  It is intended to recover this increased tax.

Under current law, we may incur state and local taxes (in addition to premium taxes) in several states.  Currently, these taxes are not significant and they are not charged against the Account.  If there is a material change in the applicable state or local tax laws, we may impose a corresponding charge against the Account.

Cost of Insurance

We deduct a monthly cost of insurance (“COI”) charge. The charge is determined by multiplying the amount by which the Contract’s Death Benefit exceeds the Contract Fund ("net amount at risk") by a monthly cost of insurance rate.  The purpose of this charge is to provide insurance coverage.  When an insured dies, the amount payable to the beneficiary (assuming there is no Contract Debt) is larger than the Contract Fund - significantly larger if the insured dies in the early years of a Contract.  The COI charges collected from all Contract Owners enables us to pay this larger Death Benefit.  The maximum COI charge is determined by multiplying the amount by which the Contract’s Death Benefit exceeds the Contract Fund ("net amount at risk") under a Contract by maximum COI rates.  The COI charge is generally deducted proportionately (or as you directed, see Allocated Charges) from the dollar amounts held in each of the chosen investment options.

The net amount at risk is based on your Death Benefit, and your Contract Fund, therefore it is impacted by such factors as investment performance, premium payments, and charges and fees.  The current COI rates vary by issue age, sex (except where unisex rates apply), underwriting class, and contract form.  The rates generally increase over time, but are never more than the maximum charges listed in the Contract data pages of your Contract.  The duration of this charge also varies by the age of the insured.

The maximum COI rates for Contract Form MPVUL-2008 are based upon the 2001 Commissioners Standard Ordinary ("CSO") Mortality Tables (1980 CSO Mortality Tables for Contract Form MPVUL-2003).  At most ages, our current COI rates are lower than the maximum rates.  Our current COI charges for Contract Form MPVUL-2008 range from $0.02 to $33.33 per $1,000 of net amount at risk.  Our current COI charges for Contract Form MPVUL-2003 range from $0.08 to $83.34 per $1,000 of net amount at risk.  For additional information regarding COI charges where there are two or more Coverage Segments in effect, see Increases in Basic Insurance Amount.

Monthly Deductions from the Contract Fund

In addition to the COIs, we generally deduct the following monthly charges proportionately from the dollar amount held in each of the chosen investment option[s] or you may select up to two Variable Investment Options from which we deduct your Contract's monthly charges.  See Allocated Charges.

(a)
We deduct an administrative charge for the Basic Insurance Amount.  This charge is made up of two parts and is intended to compensate us for things like processing claims, keeping records, and communicating with Contract Owners.

For Contracts issued on Contract Form MPVUL-2008, currently the first part of the charge is a flat monthly fee of $20 per Contract for the first two Contract Years and $8 per Contract thereafter.  However, we may charge $20 per Contract in all years.

The second part of the fee is currently an amount of up to $1.49 per $1,000 of the Basic Insurance Amount for the first six Contract Years and zero thereafter.  However, we may charge the highest applicable rate per $1,000 in all years.  The amount per $1,000 of Basic Insurance Amount varies by sex, issue age, underwriting class, and extra rating class, if any.  Generally, the per $1,000 rate is higher for older issue ages and for higher risk classifications.

The following table provides sample per $1,000 rates for Contract Form MPVUL-2008:

Administrative Charge: Per $1,000 rates for
Contracts issued on Contract Form MPVUL-2008
Issue Age	Male Nonsmoker	Male Smoker	Female Nonsmoker	Female Smoker
35	$0.13	$0.16	$0.12	$0.13
45	$0.22	$0.26	$0.19	$0.22
55	$0.45	$0.53	$0.38	$0.40
65	$0.96	$1.14	$0.74	$0.76

The amount of the maximum charge that applies to a particular Contract is shown on the Contract Data pages under the heading “Adjustments to the Contract Fund.”

For Contracts issued on Contract Form MPVUL-2003, the flat monthly fee is currently $20 per Contract for the first two Contract Years and $8 per Contract thereafter.  However, we may charge $20 per Contract for all years.  The per $1,000 part of the fee is currently an amount of up to $2.20 per $1,000 of Basic Insurance Amount for the first eight Contract Years and zero thereafter.  However, we may charge the highest applicable rate per $1,000 in all years.

The following table provides sample per $1,000 rates for Contract Form MPVUL-2003:

Administrative Charge: Per $1,000 rates for
Contracts issued on Contract Form MPVUL-2003
Issue Age	Male Nonsmoker	Male Smoker	Female Nonsmoker	Female Smoker
35	$0.26	$0.30	$0.21	$0.23
45	$0.44	$0.53	$0.36	$0.40
55	$0.78	$0.95	$0.62	$0.68
65	$1.43	$1.76	$1.11	$1.22

(b)
Similarly, we charge a monthly administrative charge for each Coverage Segment representing an increase in Basic Insurance Amount.  This charge is also made up of two parts.  The first part of the charge is a flat monthly fee of $12 per segment representing an increase in Basic Insurance Amount for the first two years of the Coverage Segment and zero thereafter.

The second part of the fee is based on the Coverage Segment insurance amount.  The sample per $1,000 charges are the same as those shown in (a), above.  The amount per $1,000 of increase in Basic Insurance Amount varies by sex, issue age, underwriting class, extra rating class, if any, and the effective date of the increase.  Generally, the per $1,000 rate is higher for older issue ages and for higher risk classifications.

For Contracts issued on Contract Form MPVUL-2008, in either of the instances described above, the second part of the fee is currently an amount of up to $1.49 per $1,000 of Basic Insurance Amount for the first six Contract Years and zero thereafter.  However, the highest amount we may charge is $1.49 per $1,000 of Basic Insurance Amount  in all years and applies to male age 75 at certain rating classes.  The lowest amount we may charge is $0.04 per $1,000 of Basic Insurance Amount and applies to female age 18, nonsmoker at certain rating classes.

For Contracts issued on Contract Form MPVUL-2003, in either of the instances described above, the second part of the fee is currently an amount of up to $2.20 per $1,000 of Basic Insurance Amount for the first eight Contract Years and zero thereafter.  However, the highest amount we may charge is $2.20 per $1,000 of Basic Insurance Amount in all years and applies to male age 75 at certain rating classes.  The lowest amount we may charge is $0.08 per $1,000 of Basic Insurance Amount and applies to female age 18, nonsmoker at certain rating classes.

You may add one or more riders to the Contract.  Some riders are charged for separately.  If you add such a rider to the basic Contract, additional charges will be deducted.  See Charges for Optional Rider Coverage.

If an insured is in a substandard risk classification (for example, a person with a health condition), additional charges will be deducted.

The earnings of the Account are taxed as part of the operations of Pruco Life.  Currently, no charge is being made to the Account for Pruco Life’s federal income taxes, other than the 1.25% charge for federal income taxes measured by premiums.  See Premium Based Administrative Charge.  We periodically review the question of a charge to the Account for Pruco Life’s federal income taxes.  We may charge such a fee in the future for any federal income taxes that would be attributable to the Contracts.

Daily Deduction from the Variable Investment Options

Each day we deduct a charge from the assets of the Variable Investment Options in an amount equivalent to an effective annual rate of up to 0.45%.  Currently, we charge 0%.  This charge is intended to compensate us for assuming mortality and expense risks under the Contract.  The mortality risk we assume is that insureds may live for shorter periods of time than we estimated when mortality charges were determined.  The expense risk we assume is that expenses incurred in issuing and administering the Contract will be greater than we estimated in fixing our administrative charges.  This charge is not assessed against amounts allocated to the Fixed Rate Option.

Surrender Charges

We assess a surrender charge if, during the first eight Contract Years (or during the first eight years of a Coverage Segment representing an increase in Basic Insurance Amount), the Contract lapses, is surrendered, or the Basic Insurance Amount is decreased (including as a result of a withdrawal or a Death Benefit type change).  These surrender charges compensate us for costs associated with the Contracts, such as: processing applications, conducting examinations, determining insurability and the insured’s rating class, and establishing records.  The surrender charge is a percentage of the first year’s Sales Load Target Premium, less premiums for riders, and is determined at the time the Contract is issued.  A separate surrender charge is based on the first year’s Sales Load Target Premium for each new Coverage Segment and is determined at the time each new Coverage Segment is issued.  The percentage and duration of a surrender charge vary by issue age.  The maximum first year percentage is 15% of the Sales Load Target Premium, less premiums for riders, and is reduced to zero by the end of the eighth Contract Year.  While the amount of the surrender charge decreases over time, it may be a substantial portion of, or even equal to, your Contract Fund.

The chart below shows maximum percentages for all ages at the beginning of the first Contract Year and the end of the last Contract Year that a surrender charge may be payable.  We do not deduct a surrender charge from the Death Benefit if the insured dies during this period.  A schedule showing maximum surrender charges for a full surrender occurring each year that a surrender charge may be payable is found in the Contract Data pages of your Contract.

Percentages for Determining Surrender Charges
Issue Age	Percentage of Sales Load Target Premium, less premiums for riders, at start of year 1	Reduces to zero at the end of year
18-65	15%	8
66-70	14%	8
71-74	13%	8
75 and above	12%	8

We will show a surrender charge threshold for each Coverage Segment in the Contract Data pages.  This threshold amount is the segment’s lowest coverage amount since its effective date.  If during the first eight Contract Years (or during the first eight years of a Coverage Segment representing an increase in Basic Insurance Amount), the Basic Insurance Amount is decreased (including as a result of a withdrawal or a change in type of Death Benefit), and the new Basic Insurance Amount for any Coverage Segment is below the threshold for that segment, we will deduct a percentage of the surrender charge for that segment.

The percentage will be the amount by which the new Coverage Segment is less than the threshold, divided by the Basic Insurance Amount at issue.  After this transaction, the threshold will be updated and a corresponding new surrender charge schedule will also be determined to reflect that portion of surrender charges deducted in the past.

If we are processing a full surrender of your Contract, and your Contract includes the Enhanced Cash Value Rider, and is not in default, we will determine an Additional Amount designed to compensate you for a percentage of the surrender charge.  The Additional Amount will vary based on factors such as, mortality, persistency, taxes, and interest and/or investment experience.  We will add that Additional Amount to the Cash Surrender Value.

This Additional Amount is not payable when your Contract is surrendered in connection with a 1035 Exchange.  The Additional Amount is available in states where it is approved.

Transaction Charges

(a)	We may charge a transaction fee of up to $25 for each transfer exceeding 12 in any Contract Year.

(b)	We charge a transaction fee equal to the lesser of $25 and 2% of the withdrawal amount in connection with each withdrawal.

(c)	We may charge a transaction fee of up to $25 for any change in Basic Insurance Amount. Currently, we do not charge for a change in Basic Insurance Amount.

(d)	We may charge a transaction fee of up to $25 for any change in the Target Term Rider coverage amount for Contracts with this rider.

(e)	We charge a transaction fee of up to $150 for Living Needs Benefit payments.

(f)	We charge a transaction fee of 3.5% of your Contract Fund amount for exercising the Overloan Protection Rider.

Allocated Charges

You may select up to two Variable Investment Options from which we deduct your Contract's monthly charges.  Monthly charges include:  (1) monthly administrative charges, (2) COI charges, (3) any rider charges, and (4) any charge for substandard risk classification.  Allocations must be designated in whole percentages and total 100%.  For example, 33% can be selected but 331/3% cannot.  The Fixed Rate Option is not available as one of your allocation options.  See Monthly Deductions from the Contract Fund.

If there are insufficient funds in one or both of your selected Variable Investment Options to cover the monthly charges, the selected Variable Investment Option(s) will be reduced to zero.  Any remaining charge will generally be deducted from your other Variable Investment Options and the Fixed Rate Option proportionately to the dollar amount in each.  Furthermore, if you do not specify an allocation of monthly charges, we will generally deduct monthly charges proportionately from all your Variable Investment Options and the Fixed Rate Option.

Charges After Age 121

Beginning on the first Contract Anniversary on or after the insured’s 121st birthday, for Contract Form MPVUL-2008 (100th birthday for Contract Form MPVUL-2003), we will no longer accept premiums or deduct monthly charges from the Contract Fund.  You may continue the Contract until the insured's death, or until you surrender the Contract for its Cash Surrender Value.  You may continue to make transfers, loans and withdrawals, subject to the limitations on these transactions described elsewhere in this prospectus.  We will continue to make daily deductions for mortality and expense risk charges, and investment advisory fees if you have amounts in the Variable Investment Options.  Any Contract loan will remain outstanding and continue to accrue interest until it is repaid.

Portfolio Charges

We deduct charges from and pay expenses out of the Variable Investment Options as described in the Fund prospectuses.

Charges for Optional Rider Coverage

•
Accidental Death Benefit Rider - We deduct a monthly charge for this rider, which provides an additional Death Benefit if the insured’s death is accidental.  The current charge ranges from $0.05 to $0.28 per $1,000 of coverage based on issue age and sex of the insured, and is charged until the first Contract Anniversary on or after the insured’s 100th birthday.

•
Children Level Term Rider - We deduct a monthly charge for this rider, which provides term life insurance on all dependent children that are covered under this rider.  The current charge is $0.42 per $1,000 of coverage and is charged until the earliest of: the primary insured’s death, and the first Contract Anniversary on or after the primary insured’s 75th birthday, or you notify us to discontinue the rider coverage.

•
Enhanced Cash Value Rider - We deduct a one time charge from the first monthly deduction on the Contract for this rider, which provides an Additional Amount upon full surrender of the Contract for its surrender value.  The current charge is $0.01 per $1,000 of Basic Insurance Amount.

•
Enhanced Disability Benefit Rider - We deduct a monthly charge for this rider, which provides invested premium amounts while the insured is totally disabled.  The current charge is based on issue age, sex, and underwriting class of the insured.  It ranges from 6.9% to 10% of the greater of: 9% of the Contract’s Limited No-Lapse Guarantee Premium and the total of all monthly deductions, and is charged until the first Contract Anniversary on or after the insured’s 60th birthday.

•	Living Needs Benefit Rider - We deduct a transaction fee of up to $150 for this rider if benefits are paid.

•	Overloan Protection Rider - We deduct a transaction fee of 3.5% of your Contract Fund amount if you exercise this rider.

•
Target Term Rider - We may deduct a monthly charge for the administration of this rider, which provides a flexible term insurance benefit to Attained Age 121 on the life of the insured for Contracts issued on Contract Form MPVUL-2008, and Attained Age 100 on the life of the insured for Contracts issued on Contract Form MPVUL-2003.  We may deduct a COI charge for this rider, which ranges from $0.01 to $83.34** per $1,000 of rider Death Benefit, which is generally lower than the COI charge per $1,000 deducted for the Basic Insurance Amount, and is based on rider coverage duration, issue age, sex, and underwriting class of the insured.  We currently do not deduct the monthly charge for the administration of this rider.

** For Contract Form MPVUL-2003 the charge ranges from $0.02 to $83.34 and is based on rider duration, issue age, sex, and underwriting class of the insured.

PERSONS HAVING RIGHTS UNDER THE CONTRACT

Contract Owner

Generally, the Contract Owner is the insured.  There are circumstances when the Contract Owner is not the insured.  There may also be more than one Contract Owner.  If the Contract Owner is not the insured or there is more than one Contract Owner, they will be named in an endorsement to the Contract.  This ownership arrangement will remain in effect unless you ask us to change it.

You may change the ownership of the Contract by sending us a request in a form that meets our needs.  We may ask you to send us the Contract to be endorsed.  If we receive your request in a form that meets our needs, and the Contract if we ask for it, we will file and record the change, and it will take effect as of the date the request is received in our Service Office.

While the insured is living, the Contract Owner is entitled to any Contract benefit and value.  Only the Contract Owner is entitled to exercise any right and privilege granted by the Contract or granted by us.  For example, the Contract Owner is entitled to surrender the Contract, access Contract values through loans or withdrawals, assign the Contract, and to name or change the beneficiary.

Beneficiary

The beneficiary is entitled to receive any benefit payable on the death of the insured.  You may designate or change a beneficiary by sending us a request in a form that meets our needs.  We may ask you to send us the Contract to be endorsed.  If we receive your request in a form that meets our needs, and the Contract if we ask for it, we will file and record the change and it will take effect as of the date you sign the request.  However, if we make any payment(s) before we receive the request, we will not have to make the payment(s) again.  When we are made aware of an assignment, we will recognize the assignee’s rights before any claim payments are made to the beneficiary.  When a beneficiary is designated, any relationship shown is to the insured, unless otherwise stated.

OTHER GENERAL CONTRACT PROVISIONS

Assignment

This Contract may not be assigned if the assignment would violate any federal, state or local law or regulation prohibiting sex distinct rates for insurance.  Generally, the Contract may not be assigned to an employee benefit plan or program without our consent.  We assume no responsibility for the validity or sufficiency of any assignment.  We will not be obligated to comply with any assignment unless we receive a copy at a Service Office.

Incontestability

We will not contest the Contract after it has been in-force during the insured’s lifetime for two years from the issue date, the reinstatement date, or the effective date of any change made to the Contract that requires our approval and would increase our liability.

Misstatement of Age or Sex

If the insured's stated age or sex or both are incorrect in the Contract, we will adjust the Death Benefit payable and any amount to be paid, as required by law, to reflect the correct age and sex. Any such benefit will be based on what the most recent deductions from the Contract Fund would have provided at the insured's correct age and sex.

Settlement Options

The Contract grants to most Contract Owners, or to the beneficiary, a variety of optional ways of receiving Contract proceeds.  Under the Contract, the Death Benefit may be paid in a single sum or under one of the optional modes of settlement.  Any Pruco Life representative authorized to sell this Contract can explain these options upon request.

Suicide Exclusion

Generally, if the insured, whether sane or insane, dies by suicide within two years from the Contract Date, the Contract will end and we will return the premiums paid, less any Contract Debt, and less any withdrawals.  Generally, if the insured, whether sane or insane, dies by suicide after two years from the issue date, but within two years of the effective date of an increase in the Basic Insurance Amount, we will pay, as to the increase in amount, no more than the sum of the premiums paid on and after the effective date of an increase.

RIDERS

Contract Owners may be able to obtain extra fixed benefits, which may require additional charges.  These optional insurance benefits will be described in what is known as a "rider" to the Contract.  Charges applicable to the riders will be deducted from the Contract Fund on each Monthly Date, with the exception of the Overloan Protection Rider and the Living Needs Benefit Rider.  The amounts of these benefits, except the Enhanced Disability Benefit Rider, do not depend on the performance of the Account, although they will no longer be available if the Contract lapses, or you choose to keep the Contract in-force under the Overloan Protection Rider.  Additional restrictions may apply and are clearly described in the applicable rider.  A Pruco Life representative can explain all of these extra benefits further.  We will provide samples of the provisions upon receiving a written request.

Target Term Rider

The Target Term Rider provides a flexible term insurance benefit to Attained Age 121 on the life of the insureds for Contracts issued on Contract Form MPVUL-2008, and to Attained Age 100 for Contracts issued on Contract Form MPVUL-2003.  If you elect to have the Target Term Rider, you specify the amount of Target Term Rider coverage you desire, from $5,000 up to four times the Contract’s Basic Insurance Amount. This amount is called the rider coverage amount and is the maximum Death Benefit payable under the rider.  The minimum Target Term Rider coverage amount is $5,000 and requires a minimum Basic Insurance Amount of $100,000 for the base Contract.  However, the Basic Insurance Amount and the Target Term Rider coverage amount, combined, must be equal to a minimum total insurance amount of $250,000.  After issue, while the rider is in-force, you may increase the rider coverage amount, subject to a minimum increase amount of $25,000 and underwriting requirements we determine.  The rider coverage amount after the increase cannot exceed four times the Contract's Basic Insurance Amount.  You may also decrease your rider coverage amount after issue, subject to a minimum amount of $10,000 per decrease.  However, we will not reduce the Target Term Rider coverage amount below $5,000, unless you request to discontinue your Target Term Rider coverage.

The Target Term Rider Death Benefit fluctuates as the base Contract's Death Benefit changes under certain circumstances described below.  When the Contract Fund has not grown to the point where the base Contract's Death Benefit is increased to satisfy the Internal Revenue Code’s definition of life insurance, the rider Death Benefit equals the rider coverage amount.  However, if the Contract Fund has grown to the point where the base Contract’s Death Benefit begins to vary as required by the Internal Revenue Code's definition of life insurance, the rider’s Death Benefit will decrease (or increase) dollar for dollar as the base Contract’s Death Benefit increases (or decreases).  The rider Death Benefit will never increase beyond the rider coverage amount.  It is possible, however, for the Contract Fund and, consequently, the base Contract’s Death Benefit to grow to the point where the rider Death Benefit is reduced to zero.  If you have a Type A Death Benefit and you take a withdrawal, the Target Term Rider coverage amount may require a reduction, if the Death Benefit was increased to meet the definition of life insurance.

You should consider the following factors when purchasing a Contract with a Target Term Rider:

•
A Contract with a Target Term Rider will offer a higher cash value than an all base Contract with the same initial Death Benefit and premium payments if we continue to deduct current charges.  The cash values are higher because: (1) the Sales Load Target Premium is lower for a Contract with a Target Term Rider than for an all base Contract with the same Death Benefit and this results in lower current sales expense charges, (2) the monthly administrative charge is also lower for a Contract with a Target Term Rider than for an all base Contract with the same Death Benefit because we currently do not deduct the monthly administrative charge for the Target Term Rider, and (3) the current Cost of Insurance charge per $1,000  for the Target Term Rider is generally lower than the Cost of Insurance charge per $1,000 for the Basic Insurance Amount.  Additionally, we do not apply a surrender charge to the Target Term Rider.

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However, a Contract with a Target Term Rider offers the potential for lower cash values and Death Benefits than an all base Contract with the same Death Benefit if we raise our current charges to the maximum contractual level.  For example, it is possible for maximum monthly administrative charges for a Contract with a Target Term Rider to be greater than an all base Contract.

Other factors to consider are:

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The Accidental Death Benefit, as described below, does not apply to any portion of the Death Benefit that is attributable to a Target Term Rider.  If it is important to you to have the maximum amount of Accidental Death Benefit allowed under your Contract, you may want to purchase a Contract without a Target Term Rider.

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The Enhanced Disability Benefit, as described below, is unavailable on Contracts with a Target Term Rider.  If it is important to you to have the Enhanced Disability Benefit, you may want to purchase a Contract without a Target Term Rider.

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The Living Needs Benefit, as described below, does not apply to the portion of the Death Benefit that is attributable to a Target Term Rider.  If it is important to you that the Living Needs Benefit applies to the entire Death Benefit, you may want to purchase a Contract without a Target Term Rider.

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The rider coverage amount terminates at the insured’s age 121 for Contract Form MPVUL-2008, and age 100 for Contract Form MPVUL-2003.  If it is important that you maintain a desired level of coverage amount after the insured’s Attained Age stated above, you may want to purchase a Contract without a Target Term Rider.

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Pruco Life pays significantly lower commissions on a Contract with a Target Term Rider than on an all base Contract with the same initial Death Benefit and premium payments.  This may provide a financial incentive for your Pruco Life representative to promote the sale of a Contract without a Target Term Rider.

Some of the factors outlined above can have effects on the financial performance of a Contract, including the amount of the Contract's cash value and Death Benefit.  It is important that you ask your Pruco Life representative to provide illustrations based on different combinations of Basic Insurance Amount and rider coverage amount. You and your Pruco Life representative can then discuss how these combinations may address your objectives.

Overloan Protection Rider

The Overloan Protection Rider guarantees protection against lapse due to loans, even if the Contract Debt exceeds the accumulated Cash Surrender Value of your Contract.  Currently, the rider may be added only at the time your Contract is issued; however, this rider is not available on Contracts that have the Accidental Death Benefit Rider.  There is no charge for adding the Overloan Protection Rider to your Contract, however, a one-time fee will apply when this rider is exercised.

The following eligibility requirements must be met to exercise the rider:

(1)	we must receive a written request in Good Order to exercise the rider benefits;
(2)	Contract Debt must exceed the Basic Insurance Amount (Target Term Rider plus Basic Insurance Amount if you have a Target Term Rider);
(3)	the Contract must be in-force for the later of 15 years and the Contract Anniversary after the insured’s 75th birthday;
(4)	the Guideline Premium test must be used as the Contract’s definition of life insurance;
(5)	Contract Debt must be a minimum of 95% of the cash value;
(6)	the Cash Surrender Value must be sufficient to pay the cost of exercising the rider; and
(7)	your Contract must not be classified as a Modified Endowment Contract and must not qualify as a MEC as a result of exercising this rider.

We will send you a notification upon your becoming eligible for this benefit.

We deduct a transaction fee of 3.5% of your Contract Fund amount if you exercise this rider.

When you exercise the rider, the effective date will be the next date that monthly charges are deducted following our receipt of your request in Good Order at a Service Office.  The charges and benefits of other riders available under your Contract will be discontinued, except for the Living Needs Benefit Rider.  Any benefits you may currently be receiving under the Enhanced Disability Benefit Rider will also be discontinued.

Any remaining unloaned Contract Fund value will be transferred to the fixed fund.  Additionally, fund transfers into or out of any of the Variable Investment Options will no longer be permitted.  Any Auto Rebalance, Dollar Cost Averaging, directed charges, or premium allocation instructions will be discontinued.

Premium payments will no longer be accepted for the Contract.  Instead, all payments received will be applied as loan or loan interest repayments.  We will no longer send any regularly scheduled bills, and Electronic Fund Transfer of Premium Payments will be cancelled.

If you have a Type B Death Benefit, we will change it to a Type A Death Benefit.  You will no longer be permitted to make Death Benefit changes as long as your Contract remains in-force under the Overloan Protection Rider.  The Basic Insurance Amount will be changed to the greater of the Type A Death Benefit and the amount of the Contract Debt multiplied by the Attained Age factor that applies.  The Attained Age factors are shown in your Contract.

Increases and decreases to your Basic Insurance Amount, rating reductions, and withdrawals, will no longer be permitted.

Other Optional Riders

We will not pay a benefit on any Accidental Death Benefit type rider or make payments for any disability type rider if the death or injury is caused or contributed to by war or act of war, declared or undeclared, including resistance to armed aggression.  This restriction includes service in the armed forces of any country at war.

Accidental Death Benefit Rider - The Accidental Death Benefit Rider provides an additional Death Benefit that is payable if the insured's death is accidental, as defined in the benefit provision.  This benefit will end on the earliest of: the end of the day before the first Contract Anniversary on or after the insured’s 100th birthday and the first Monthly Date on or after the date a request to discontinue the Rider is received in Good Order at a Service Office.  This rider is not available on Contracts that have the Overloan Protection Rider.

Children Level Term Rider - The Children Level Term Rider provides term life insurance coverage on the life of the insured's children.  The rider coverage will end on the earliest of: (1) the primary insured’s death, (2) the first Contract Anniversary on or after the primary insured’s 75th birthday, (3) the first Monthly Date on or after the date a request to discontinue the Rider is received in Good Order at a Service Office, (4) the first Contract Anniversary on or after the child’s 25th birthday, and (5) the date a rider is converted to a new Contract.

Enhanced Cash Value Rider - The Enhanced Cash Value Rider provides an Additional Amount upon full surrender of the Contract for its surrender value, but is not payable when the Contract is surrendered in connection with a 1035 exchange.  This rider can only be elected at the time the Contract is issued, and cannot be removed after the Contract is issued.

Enhanced Disability Benefit Rider - The Enhanced Disability Benefit Rider pays certain amounts into the Contract if the insured is totally disabled, as defined in the benefit provision.  This rider is not available on Contracts with a Type C (return of premium) Death Benefit or Contracts with the Target Term Rider benefit. The rider coverage will end as of the first Contract Anniversary on or after the insured’s 60th birthday.

Living Needs Benefit Rider - The Living Needs BenefitSM Rider may be available on your Contract.  The benefit may vary by state.  There is no charge for adding the benefit to a Contract.  However, when a claim is paid under this rider, a reduction for early payment is applied and a processing fee of up to $150 per Contract will be deducted.  The Living Needs Benefit does not apply to the portion of the Death Benefit that is attributable to a Target Term Rider.

Subject to state regulatory approval, the Living Needs Benefit allows you to elect to receive an accelerated payment of all or part of the Contract's Death Benefit, adjusted to reflect current value, at a time when certain special needs exist.  The adjusted Death Benefit will always be less than the Death Benefit, but will not be less than the Contract’s Cash Surrender Value.  One or both of the following options may be available.  You should consult with a Pruco Life representative about whether additional options may be available.

The Terminal Illness Option is available on the Living Needs Benefit Rider when a licensed physician certifies the insured as terminally ill with a life expectancy of six months or less.  When that evidence is provided and confirmed by us, we will provide an accelerated payment of the portion of the Death Benefit selected by the Contract Owner as a Living Needs Benefit.  The Contract Owner may (1) elect to receive the benefit in a single sum or (2) receive equal monthly payments for six months.  If the insured dies before all the payments have been made, the present value of the remaining payments will be paid to the beneficiary designated in the Living Needs Benefit claim form.

The Nursing Home Option is available on the Living Needs Benefit Rider after the insured has been confined to an eligible nursing home for six months or more.  When a licensed physician certifies that the insured is expected to remain in an eligible nursing home until death, and that is confirmed by us, we will provide an accelerated payment of the portion of the Death Benefit selected by the Contract Owner as a Living Needs Benefit.  The Contract Owner may (1) elect to receive the benefit in a single sum or (2) receive equal monthly payments for a specified number of years (not more than 10 nor less than two), depending upon the age of the insured.  If the insured dies before all of the payments have been made, the present value of the remaining payments will be paid to the beneficiary designated in the Living Needs Benefit claim form in a single sum.

Subject to state approval, all or part of the Contract's Death Benefit may be accelerated under the Living Needs Benefit.  If the benefit is only partially accelerated, a Death Benefit of at least $25,000 must remain under the Contract. The minimum amount that may be accelerated for a Living Needs Benefit claim is $50,000.  However, we currently have an administrative practice to allow a reduced minimum of $25,000.  We reserve the right to discontinue this administrative practice in a non-discriminatory manner.

No benefit will be payable if you are required to elect it in order to meet the claims of creditors or to obtain a government benefit.  We can furnish details about the amount of Living Needs Benefit that is available to an eligible Contract Owner, and the effect on the Contract if less than the entire Death Benefit is accelerated.

You should consider whether adding this settlement option is appropriate in your given situation.  Adding the Living Needs Benefit to the Contract has no adverse consequences; however, electing to use it could.  With the exception of certain business-related Contracts, the Living Needs Benefit is excluded from income if the insured is terminally ill or chronically ill as defined in any applicable tax law (although the exclusion in the latter case may be limited).  You should consult a tax adviser before electing to receive this benefit.  Receipt of a Living Needs Benefit payment may also affect your eligibility for certain government benefits or entitlements.

REQUIREMENTS FOR ISSUANCE OF A CONTRACT

Generally, the Contract may be issued on insureds age 18 through age 90 for Death Benefit Types A and B, through age 85 for Death Benefit Type C.  Currently, for issue age 18 through age 80 the minimum Basic Insurance Amount for Contracts without a Target Term Rider is $100,000 for Death Benefit Type A and B, and $250,000 for Death Benefit Type C.  For issue age 81 through age 90 the minimum Basic Insurance Amount is $250,000. See Types of Death Benefit.

For Contracts with a Target Term Rider, the minimum total Target Coverage Amount (Basic Insurance Amount plus any Target Term Rider coverage amount combined) is $250,000.  Furthermore, if the Target Term Rider is added to the Contract, the minimum Basic Insurance Amount of the base Contract is $100,000, for Death Benefit Type A and B, and

$250,000 for Death Benefit Type C, while the minimum Target Term Rider coverage amount is $5,000.  See RIDERS.  We may change the minimum Basic Insurance Amounts of the Contracts we will issue.

We require evidence of insurability, which may include a medical examination, before issuing any Contract. Preferred Best nonsmokers are offered more favorable cost of insurance rates than smokers.  We charge a higher cost of insurance rate and/or an extra amount if an additional mortality risk is involved.  We will not allow a change to your Contract if it will cause the Death Benefit to exceed our retention limits or violate any other underwriting rule.  These are the current underwriting requirements.  We reserve the right to change them on a non-discriminatory basis.

PREMIUMS

Minimum Initial Premium

The Contract offers flexibility in paying premiums.  The minimum initial premium is due on or before the Contract Date.  It is the premium needed to start the Contract.  The minimum initial premium is equal to 9% of the Short Term No-Lapse Guarantee Premium, including all extras, riders, and Enhanced Disability Benefit premium.  There is no insurance under the Contract unless the minimum initial premium is paid.  Thereafter, you decide when to make premium payments and, subject to a $25 minimum, in what amounts.

We may require an additional premium if adjustments to premium payments exceed the minimum initial premium or there are Contract Fund charges due on or before the payment date.  We reserve the right to refuse to accept any payment that increases the Death Benefit by more than it increases the Contract Fund.  Furthermore, there are circumstances under which the payment of premiums in amounts that are too large may cause the Contract to be characterized as a Modified Endowment Contract, which could be significantly disadvantageous.  If you make a payment that would cause the Contract to be characterized as a Modified Endowment Contract, we will send you a letter to advise you of your options.  Generally, you have 60 days from when we received your payment to remove the excess premiums and any accrued interest.  If you choose not to remove the excess premium and accrued interest, your Contract will become permanently characterized as a Modified Endowment Contract.  We will not accept a premium payment that exceeds the Guideline Premium limit if your Contract uses the Guideline Premium definition of life insurance.  See Tax Treatment of Contract Benefits.

Generally, your initial net premium is applied to your Contract as of the Contract Date.  If we do not receive your initial premium before the Contract Date, we apply the initial premium to your Contract as of the end of the Valuation Period in which it is received in Good Order at the Payment Office.

Available Types of Premium

After the minimum initial premium is paid, no other specific premiums are required and you have a certain amount of flexibility with respect to the amount and timing for future premium payments.  Two suggested patterns of premiums are described below.  Contracts with no riders or extra risk charges will have level premiums, for each premium type described below.  Understanding them may help you understand how the Contract works.

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Short Term No-Lapse Guarantee Premiums are premiums that, if paid at the beginning of each Contract Year, will keep the Contract in-force during the first 10 Contract Years, regardless of investment performance and assuming no loans or withdrawals.  If you choose to continue the Limited No-Lapse Guarantee beyond this period, you will have to begin paying premiums higher than the Short Term No-Lapse Guarantee Premium.  However, not all Contracts offer the Limited No-Lapse Guarantee beyond 10 Contract Years.

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Limited No-Lapse Guarantee Premiums are premiums that, if paid at the beginning of each Contract Year, will keep the Contract in-force until the insured's Attained Age 80, or for 10 Contract Years after issue, whichever comes later, regardless of investment performance and assuming no loans or withdrawals.  However, not all Contracts offer the Limited No-Lapse Guarantee for this period.

The length of the Limited No-Lapse Guarantee depends on the Contract’s Death Benefit type.  See Limited No-Lapse Guarantee.  When you purchase a Contract, your Pruco Life representative can tell you the Limited No-Lapse Guarantee and Short Term No-Lapse Guarantee Premium amounts.  Contracts with no riders or extra risk charges will have level premiums.

We can bill you for the amount you select annually, semi-annually, or quarterly.  Because the Contract is a flexible premium Contract, there are no scheduled premium due dates.  When you receive a premium notice, you are not required to pay this amount.  The Contract will remain in-force if:  (1) the Contract Fund, less any applicable surrender charges, is greater than zero and more than any Contract Debt or (2) you have paid sufficient premiums, on an accumulated basis, to meet the Limited No-Lapse Guarantee conditions and Contract Debt is not equal to or greater than the Contract Fund, less any applicable surrender charges.  You may also pay premiums automatically through pre-authorized monthly electronic fund transfers from a bank checking account.  If you elect to use this feature, you choose the day of the month on which premiums will be paid and the premium amount.  We will then draft the same amount from your account on the same date each month.  When you apply for the Contract, you and your Pruco Life representative should discuss how frequently you would like to be billed (if at all) and for what amount.

Allocation of Premiums

On the later of the Contract Date and the end of the Valuation Period in which the initial premium is received, we deduct the charge for sales expenses and the premium based administrative charge from the initial premium.  The remainder of the initial premium and any other net premium received in Good Order at the Payment Office during the 10 day period (or longer if required by state regulation) following your receipt of the Contract will be allocated to the Money Market investment option, then the first monthly deductions are made.  After the 10th day, these funds, adjusted for any investment results, will be transferred out of the Money Market investment option and allocated among the Variable Investment Options and/or the Fixed Rate Option according to your current premium allocation.  Your Contract may include Funds that are not currently accepting additional investments.  See The Pruco Life Variable Universal Account.  The transfer from the Money Market investment option on the 10th day following receipt of the Contract will not be counted as one of your 12 free transfers per Contract Year or the 20 transfers per calendar year described under Transfers/Restrictions on Transfers.  If the first premium is received before the Contract Date, there will be a period during which the Contract Owner's initial premium will not be invested.

The charge for sales expenses and the premium based administrative charge will also apply to all subsequent premium payments.  The remainder of each subsequent premium payment will be invested as of the end of the Valuation Period in which it is received in Good Order at the Payment Office, in accordance with the allocation you previously designated.  The “Valuation Period” means the period of time from one determination of the value of the amount invested in a Variable Investment Option to the next.  Such determinations are made when the net asset values of the Variable Investment Options are calculated, which would be as of the close of regular trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time).

Provided the Contract is neither in default, nor in-force under the provisions of the Overloan Protection Rider, you may change the way in which subsequent premiums are allocated by giving written notice to a Service Office or by telephoning a Service Office, provided you are enrolled to use the Telephone Transfer System.  There is no charge for reallocating future premiums.  All percentage allocations must be in whole numbers.  For example, 33% can be selected but 33⅓% cannot.  Of course, the total allocation to all selected investment options must equal 100%.

Transfers/Restrictions on Transfers

You may, up to 12 times each Contract Year, transfer amounts among the Variable Investment Options or to the Fixed Rate Option.  Additional transfers may be made only with our consent.  Currently, we will allow you to make additional transfers.  For the first 20 transfers in a calendar year, you may transfer amounts by proper written notice to a Service Office, or by telephone, provided you are enrolled to use the Telephone Transfer System.  You will automatically be enrolled to use the Telephone Transfer System unless the Contract is jointly owned or you elect not to have this privilege. Telephone transfers may not be available on Contracts that are assigned, depending on the terms of the assignment.  See Assignment.

After you have submitted 20 transfers in a calendar year, we will accept subsequent transfer requests only if they are in a form that meets our needs, bear an original signature in ink, and are sent to us by U.S. regular mail.  After you have submitted 20 transfers in a calendar year, a subsequent transfer request by telephone, fax or electronic means will be rejected, even in the event that it is inadvertently processed.

Multiple transfers that occur during the same day, but prior to the end of the Valuation Period for that day, will be counted as a single transfer.

There is no transaction charge for the first 12 transfers per Contract Year among investment options.  We may charge up to $25 for each transfer made exceeding 12 in any Contract Year.

Currently, certain transfers effected systematically under a dollar cost averaging or an automatic rebalancing program do not count towards the limit of 12 transfers per Contract Year or the limit of 20 transfers per calendar year.  In the future, we may count such transfers towards the limit.

Transfers out of the Money Market investment option will not be made until 10 days after you receive the Contract. Such transfers and any transfers due to any fund closures or mergers will not be considered towards the 12 transfers per Contract Year or the 20 transfers per calendar year.

Transfers among Variable Investment Options will take effect as of the end of the Valuation Period in which a transfer request is received in Good Order at a Service Office.  The request may be in terms of dollars, such as a request to transfer $5,000 from one Variable Investment Option to another, or may be in terms of a percentage reallocation among Variable Investment Options.  In the latter case, as with premium reallocations, the percentages must be in whole numbers.

Your Contract may include Funds that are not currently accepting additional investments.  See The Pruco Life Variable Universal Account.

We will use reasonable procedures, such as asking you to provide certain personal information provided on your application for insurance, to confirm that instructions given by telephone are genuine.  We will not be held liable for following telephone instructions that we reasonably believe to be genuine.  We cannot guarantee that you will be able to get through to complete a telephone transfer during peak periods such as periods of drastic economic or market change.

Only one transfer from the Fixed Rate Option will be permitted during each Contract Year.  The maximum amount per Contract you may transfer out of the Fixed Rate Option each year is the greater of:  (a) 25% of the amount in the Fixed Rate Option; and (b) $2,000.  We may change these limits in the future or waive these restrictions for limited periods of time in a non-discriminatory way, (e.g., when interest rates are declining).

If you exercise the Overloan Protection Rider, we will then transfer any amounts you have in the Variable Investment Options to the fixed rate investment option.  The transfer is not counted as one of the 12 transfers we allow per Contract Year and there is no charge.  Transfers out of the Fixed Rate Option and into the Variable Investment Options will not be permitted while your Contract is kept in-force under the Overloan Protection Rider.

The Contract was not designed for professional market timing organizations, other organizations, or individuals using programmed, large, or frequent transfers.  Large or frequent transfers among Variable Investment Options in response to short-term fluctuations in markets, sometimes called “market timing”, can make it very difficult for Fund advisers/sub-advisers to manage the Variable Investment Options.  Large or frequent transfers may cause the Fund to hold more cash than otherwise necessary, disrupt management strategies, increase transaction costs, or affect performance to the disadvantage of other Contract Owners.  If we (in our own discretion) believe that a pattern of transfers or a specific transfer request, or group of transfer requests, may have a detrimental effect on the performance of the Variable Investment Options, or we are informed by a Fund (e.g., by the Fund’s adviser/sub-advisers) that the purchase or redemption of shares in the Variable Investment Option must be restricted because the Fund believes the transfer activity to which such purchase or redemption relates would have a detrimental effect on the performance of the affected Variable Investment Option, we may modify your right to make transfers by restricting the number, timing, and amount of transfers.  We reserve the right to prohibit transfer requests made by an individual acting under a power of attorney on behalf of more than one Contract Owner.  We will immediately notify you at the time of a transfer request if we exercise this right.

Any restrictions on transfers will be applied in a uniform manner to all persons who own Contracts like this one, and will not be waived, except as described above with respect to transfers from the Fixed Rate Option.  However, due to the discretion involved in any decision to exercise our right to restrict transfers, it is possible that some Contract Owners may be able to effect transactions that could affect Fund performance to the disadvantage of other Contract Owners.

In addition, Contract Owners who own variable life insurance or variable annuity Contracts that do not impose the  transfer restrictions described above, might make more numerous and frequent transfers than Contract Owners who are subject to such limitations.  Contract Owners who are not subject to the same transfer restrictions may have the same underlying Variable Investment Options available to them, and unfavorable consequences associated with such frequent trading within the underlying Variable Investment Option (e.g., greater Portfolio turnover, higher transaction costs, or performance or tax issues) may affect all Contract Owners.

The Funds have adopted their own policies and procedures with respect to excessive trading of their respective shares, and we reserve the right to enforce these policies and procedures.  The prospectuses for the Funds describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted.  Under SEC rules, we are required to: (1) enter into a written agreement with each Portfolio or its principal underwriter that obligates us to provide to the Fund promptly upon request certain information about the trading activity of individual Contract Owners, and (2) execute instructions from the Fund to restrict or prohibit further purchases or transfers by specific Contract Owners who violate the excessive trading policies established by the Fund.  In addition, you should be aware that some Funds may receive “omnibus” purchase and redemption orders from other insurance companies or intermediaries such as retirement plans.  The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants.  The omnibus nature of these orders may limit the Funds in their ability to apply their excessive trading policies and procedures.  In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations.  For these reasons, we cannot guarantee that the Funds (and thus Contract Owners) will not be harmed by transfer activity relating to other insurance companies and/or retirement plans that may invest in the Funds.

The Funds may assess a short term trading fee in connection with a transfer out of any available Variable Investment Option if the transfer occurs within a certain number of days following the date of allocation to the Variable Investment Option.  Each Fund determines the amount of the short term trading fee and when the fee is imposed. The fee is retained by or paid to the Fund and is not retained by us.  The fee will be deducted from your Contract Value to the extent allowed by law.  At present, no Fund has adopted a short-term trading fee.

Although our transfer restrictions are designed to prevent excessive transfers, they are not capable of preventing every potential occurrence of excessive transfer activity.

Dollar Cost Averaging

As an administrative practice, we are currently offering a feature called Dollar Cost Averaging ("DCA").  Under this feature, either fixed dollar amounts or a percentage of the amount designated for use under the DCA option will be transferred periodically from the DCA Money Market investment option into other Variable Investment Options available under the Contract, excluding the Fixed Rate Option and any Funds that are not currently accepting additional investments.  See The Pruco Life Variable Universal Account.  You may choose to have periodic transfers made monthly or quarterly.  DCA transfers will not begin until the Monthly Date after 10 days following your receipt of the Contract.

Each automatic transfer will take effect as of the end of the Valuation Period on the date coinciding with the periodic timing you designate provided the New York Stock Exchange is open on that date.  If the New York Stock Exchange is not open on that date, or if the date does not occur in that particular month, the transfer will take effect as of the end of the Valuation Period, which immediately follows that date.  Automatic transfers will continue until: (1) $50 or less remains of the amount designated for Dollar Cost Averaging, at which time the remaining amount will be transferred; or (2) you give us notification of a change in DCA allocation or cancellation of the feature.  Currently, a transfer that occurs under the DCA feature is not counted towards the 20 transfers permitted each calendar year or the 12 free transfers permitted each Contract Year.  We reserve the right to change this practice, modify the requirements, or discontinue the feature.  Dollar cost averaging will not be available on Contracts kept in-force under the provisions of the Overloan Protection Rider.

Auto-Rebalancing

As an administrative practice, we are currently offering a feature called Auto-Rebalancing.  This feature allows you to automatically rebalance Variable Investment Option assets at specified intervals based on percentage allocations that you choose.  For example, suppose your initial investment allocation of Variable Investment Options X and Y is split 40% and 60%, respectively, and investment results cause that split to change.  You may instruct that those assets be rebalanced to your original or different allocation percentages.  Auto-Rebalancing is not available until the Monthly Date after 10 days following your receipt of the Contract.

Auto-Rebalancing can be performed on a quarterly, semi-annual, or annual basis.  Each rebalance will take effect as of the end of the Valuation Period on the date coinciding with the periodic timing you designate, provided the New York Stock Exchange is open on that date.  If the New York Stock Exchange is not open on that date, or if the date does not occur in that particular month, the transfer will take effect as of the end of the Valuation Period immediately following that date.  The Fixed Rate Option cannot participate in this administrative procedure, nor can any Funds that are no longer accepting additional investments.  See The Pruco Life Variable Universal Account.  Currently, a transfer that occurs under the Auto-Rebalancing feature is not counted towards the 20 transfers permitted each calendar year or the 12 free transfers permitted each Contract Year.  We reserve the right to change this practice, modify the requirements, or discontinue the feature.  Auto-rebalancing will not be available on Contracts kept in-force under the provisions of the Overloan Protection Rider.

DEATH BENEFITS

Contract Date

There is no insurance under this Contract until the minimum initial premium is paid.  If a medical examination is required, the Contract Date will ordinarily be the date the examination is completed.  Under certain circumstances, we may allow the Contract to be backdated up to six months prior to the application date for the purpose of lowering the insured's issue age.  This may be advantageous for some Contract Owners as a lower issue age may result in lower current charges.

When Proceeds Are Paid

Generally, we will pay any Death Benefit, Cash Surrender Value, loan proceeds or withdrawal within seven days after all the documents required for such a payment are received in Good Order at a Service Office.  Other than the Death Benefit, which is determined as of the date of death, the amount will be determined as of the end of the Valuation Period in which the necessary documents are received in Good Order at a Service Office.  However, we may delay payment of proceeds from the Variable Investment Option[s] and the variable portion of the Death Benefit due under the Contract if the disposal or valuation of the Account's assets is not reasonably practicable because the New York Stock Exchange is closed for other than a regular holiday or weekend, trading is restricted by the SEC, or the SEC declares that an emergency exists.

We have the right to delay payment of the Cash Surrender Value attributable to the Fixed Rate Option for up to six months (or a shorter period if required by applicable law).  We will pay interest of at least 3% per year if such a payment is delayed for more than 30 days (or a shorter period if required by applicable law).

Death Claim Settlement Options

The beneficiary may choose to receive death claim proceeds by any of the settlement options described in the Contract or by payment of a lump sum check.  In addition to the settlement options described in your Contract, currently, in certain circumstances, the beneficiary may choose the payment of death claim proceeds by way of Prudential's retained asset settlement option (the "Alliance Account").  If the Alliance Account is selected, Prudential will provide a kit to the beneficiary, which includes: (1) an account certificate describing the death claim proceeds, the current interest rate, and the terms of the Alliance Account; and (2) a guide that explains how the Alliance Account works.  Amounts in an Alliance Account may be withdrawn by the beneficiary at any time.  Any Pruco Life representative authorized to sell this Contract can explain this option upon request.

Types of Death Benefit

You may select from three types of Death Benefit at issue.  A Contract with a Type A (fixed) Death Benefit has a Death Benefit, which will generally equal the Basic Insurance Amount.  Favorable investment results and additional premium payments will generally increase the Cash Surrender Value and decrease the net amount at risk and result in lower charges. This type of Death Benefit does not vary with the investment performance of the investment options you selected, except when the premiums you pay or favorable investment performance causes the Contract Fund to grow to the point where we may increase the Death Benefit to ensure that the Contract will satisfy the Internal Revenue Code’s definition of life insurance.  See How a Contract's Cash Surrender Value Will Vary.

A Contract with a Type B (variable) Death Benefit has a Death Benefit, which will generally equal the Basic Insurance Amount plus the Contract Fund.  Favorable investment performance and additional premium payments will generally increase your Contract's Death Benefit and Cash Surrender Value.  However, the increase in the Cash Surrender Value for a Contract with a Type B (variable) Death Benefit may be less than the increase in Cash Surrender Value for a Contract with a Type A (fixed) Death Benefit because a Type B Contract has a greater cost of insurance charge due to a greater net amount at risk.  As long as the Contract is not in default, there have been no withdrawals, and there is no Contract Debt, the Death Benefit may not fall below the Basic Insurance Amount stated in the Contract.  We may increase the Death Benefit to ensure that the Contract will satisfy the Internal Revenue Code’s definition of life insurance. See How a Contract's Cash Surrender Value Will Vary.

A Contract with a Type C (return of premium) Death Benefit has a Death Benefit, which will generally equal the Basic Insurance Amount plus the total premiums paid into the Contract less withdrawals, both accumulated at an interest rate (between 0% and 8%; in ½% increments) chosen by the Contract Owner to the date of death.  The Death Benefit on a Contract with a Type C Death Benefit is limited to the Basic Insurance Amount plus an amount equal to the: Type C Limiting Amount multiplied by the Type C Death Benefit Factor plus the Contract Fund. See the Contract Limitations section of your Contract.  Within limits, this Death Benefit type allows the beneficiary, in effect, to recover the cost of the Contract, plus a predetermined rate of return, upon the death of the insured.  Favorable investment performance and payment of additional premiums will generally increase the Contract's Cash Surrender Value.  However, the increase in the Cash Surrender Value for a Contract with a Type C (return of premium) Death Benefit may be less than the increase in Cash Surrender Value for a Contract with a Type A (fixed) Death Benefit because a Type C Contract has a greater cost of insurance charge due to a greater net amount at risk.  The increase in Cash Surrender Value for a Contract with a Type C (return of premium) Death Benefit may be more or less than the increase in Cash Surrender Value for a Contract with a Type B (variable) Death Benefit depending on earnings, the Type C interest rate you chose, and the amount of any withdrawals.  If you take a withdrawal, it is possible for a Type C Contract’s Death Benefit to fall below the Basic Insurance Amount.  We may increase the Death Benefit to ensure that the Contract will satisfy the Internal Revenue Code’s definition of life insurance. See How a Contract’s Cash Surrender Value Will Vary.

Contract Owners of Contracts with a Type A (fixed) Death Benefit should note that any withdrawal may result in a reduction of the Basic Insurance Amount, a reduction in the Target Term Rider Death Benefit, and the deduction of any applicable surrender charges.  We will not allow you to make a withdrawal that will decrease the Basic Insurance Amount below the minimum Basic Insurance Amount.  For Contracts with a Type B (variable) Death Benefit and Contracts with a Type C (return of premium) Death Benefit, withdrawals will not change the Basic Insurance Amount.  See Withdrawals.

The way in which the Cash Surrender Value and Death Benefit will change depends significantly upon the investment results that are actually achieved.

Changing the Type of Death Benefit

You may change the type of Death Benefit any time after issue and subject to our approval.  We will increase or decrease the Basic Insurance Amount so that the Death Benefit immediately after the change matches the Death Benefit immediately before the change. The Basic Insurance Amount after a change may not be lower than the minimum Basic Insurance Amount applicable to the Contract.  See REQUIREMENTS FOR ISSUANCE OF A CONTRACT.  We may deduct a transaction charge of up to $25 for any change in the Basic Insurance Amount, although we do not currently do so.  A type change that reduces the Basic Insurance Amount may result in the assessment of surrender charges.  See CHARGES AND EXPENSES.

If you are changing your Contract from a Type A (fixed) Death Benefit to a Type B (variable) Death Benefit, we will reduce the Basic Insurance Amount by the amount in your Contract Fund on the date the change takes place.

If you are changing your Contract from a Type B (variable) Death Benefit to a Type A (fixed) Death Benefit, we will increase the Basic Insurance Amount by the amount in your Contract Fund on the date the change takes place.

If you are changing your Contract from a Type C (return of premium) Death Benefit to a Type A (fixed) Death Benefit, we will change the Basic Insurance Amount by adding the lesser of (a) the total premiums paid minus total withdrawals to this Contract, both accumulated with interest at the rate(s) displayed in your Contract Data pages and (b) the Contract Fund before deduction of any monthly charge due on that date plus the product of the Type C Limiting Amount multiplied by the Type C Death Benefit Factor.  The Type C Limiting Amount and the Type C Death Benefit Factor are both found in the Contract Limitations section of your Contract Data pages.

If you are changing your Contract from a Type C (return of premium) Death Benefit to a Type B (variable) Death Benefit, we first find the difference between:  (1) the Contract Fund and (2) the lesser of (a) the total premiums paid minus total withdrawals to this Contract both accumulated with interest at the rate(s) displayed in your Contract Data pages and (b) the Contract Fund before deduction of any monthly charge due on that date plus the product of the Type C Limiting Amount multiplied by the Type C Death Benefit Factor.  The Type C Limiting Amount and the Type C Death Benefit Factor are both found in the Contract Limitations section of your Contract Data pages.  If (2) is larger than (1), we will increase the Basic Insurance Amount by that difference.  If (1) is larger than (2), we will reduce the Basic Insurance Amount by that difference.

You may change your Contract’s Death Benefit type after issue, however, if you choose a Type A or Type B Death Benefit at issue, you will not be able to change to a Type C Death Benefit thereafter.  If you change a Type C Death Benefit to a Type A or Type B Death Benefit after issue, you will not be able to change back to a Type C Death Benefit.  We will not allow a change to your Contract if it will cause the Death Benefit to exceed our retention limits or violate any other underwriting rule.

The following chart illustrates the changes in Basic Insurance Amount with each change of Death Benefit type described above.  The chart assumes a $50,000 Contract Fund and a $300,000 Death Benefit.  For changes from a Type C Death Benefit, the chart assumes $40,000 in total premiums minus total withdrawals and the rate chosen to accumulate premiums is 0%.

Basic Insurance Amount
FROM	TO
Type A $300,000	Type B $250,000	Type C N/A
Type B $250,000	Type A $300,000	Type C N/A
Type C $260,000	Type A $300,000	Type B $250,000

You may request a change in the type of Death Benefit by sending us a request in a form that meets our needs.   If the change is approved, we will recompute the Contract's charges and appropriate tables and send you new Contract Data pages.  We may require you to send us your Contract before making the change.  There may be circumstances under which a change in the Death Benefit type may cause the Contract to be classified as a Modified Endowment Contract, which could be significantly disadvantageous.  See Tax Treatment of Contract Benefits.

Limited No-Lapse Guarantee

If you pay a sufficient amount of premium on an accumulated basis, we will guarantee that your Contract will not lapse as a result of unfavorable investment performance, and a Death Benefit will be paid upon the death of the insured, even if your Contract Fund value drops to zero.  Withdrawals and outstanding Contract loans may adversely affect the status of the Limited No-Lapse Guarantee.  See Withdrawals and Loans.

At the Contract Date and on each Monthly Date, during the Limited No-Lapse Guarantee period shown on your Contract Data pages, we calculate your Contract's “Accumulated Net Payments” as of that date.  Accumulated Net Payments equal the premiums you paid, accumulated at an effective annual rate of 4%, less withdrawals accumulated at 4%, (and for Contracts that had previously lapsed because of excess Contract Debt, less the Contract Debt in effect at the time of lapse, also accumulated at 4% starting at the date of default).

We also calculate Limited No-Lapse Guarantee Values.  These are values used solely to determine if a Limited No-Lapse Guarantee is in effect.  These are not cash values that you can realize by surrendering the Contract, nor are they payable Death Benefits.  The Contract Data pages in your Contract contain a table of Limited No-Lapse Guarantee Values, calculated as of Contract Anniversaries.  Values for non-anniversary Monthly Dates will reflect the number of months elapsed between Contract Anniversaries.

On each Monthly Date, we will compare your Accumulated Net Payments to the Limited No-Lapse Guarantee Value during the Limited No-Lapse Guarantee period shown on your Contract Data pages.  If your Accumulated Net Payments equal or exceed the Limited No-Lapse Guarantee Value, and the Contract Debt does not equal or exceed the Contract Fund less any applicable surrender charges, then the Contract is kept in-force, regardless of the amount in the Contract Fund.

Short Term No-Lapse Guarantee Premiums, and Limited No-Lapse Guarantee Premiums are payments that correspond to the Limited No-Lapse Guarantee Values shown on your Contract Data pages.  Payment of the Short Term No-Lapse Guarantee Premium at the beginning of each Contract Year guarantees that your Contract will not lapse during the first 10 Contract Years, assuming no loans or withdrawals.  However, continued payment of the Short Term No-Lapse Guarantee Premium after year 10 will not assure that your Contract's Accumulated Net Payments will continue to meet the No-Lapse Guarantee Values and prevent the Contract from lapsing.  See PREMIUMS.

If you want a Limited No-Lapse Guarantee to last longer than 10 years, you should expect to pay at least the Limited No-Lapse Guarantee Premium at the start of each Contract Year.  Paying the Limited No-Lapse Guarantee Premium at the beginning of each Contract Year guarantees your Contract against lapse until the later to occur of the insured's Attained Age 80 or for 10 years after issue, assuming no loans or withdrawals.

The following table provides sample Short Term No-Lapse Guarantee Premiums and Limited No-Lapse Guarantee Premiums (to the nearest dollar).  The examples assume:  (1) the insured is a male, Preferred Best, with no extra risk or substandard ratings; (2) a $250,000 Basic Insurance Amount; (3) no extra benefit riders have been added to the Contract.
lllustrative Annual Premiums
Age of insured at issue	Type of Death Benefit Chosen	Short Term No-Lapse Guarantee Premium	Limited No-Lapse Guarantee Premium
40	Type A (Fixed)	$1,482.50	$3,460.00
40	Type B (Variable)	$1,670.00	$4,897.50
40	Type C (Return of Premium)	$1,690.00	N/A
60	Type A (Fixed)	$4,397.50	$8,352.50
60	Type B (Variable)	$5,040.00	$10,258.00
60	Type C (Return of Premium)	$8,222.50	N/A
80	Type A (Fixed)	$20,822.50	$20,822.50
80	Type B (Variable)	$22,870.00	$22,870.00
80	Type C (Return of Premium)	$100,820.00	N/A

Paying the Short Term No-Lapse Guarantee Premiums or Limited No-Lapse Guarantee Premiums at the start of each Contract Year is one way of reaching the Limited No-Lapse Guarantee Values; it is certainly not the only way.  The Limited No-Lapse Guarantee allows considerable flexibility as to the timing of premium payments.  Your Pruco Life representative can supply sample illustrations of various premium amount and frequency combinations that correspond to the Limited No-Lapse Guarantee Values.

When determining what premium amounts to pay and the frequency of your payments, you should consider carefully the value of maintaining the Limited No-Lapse Guarantee.  For example, if you desire the Limited No-Lapse Guarantee until the later to occur of the insured's Attained Age 80 or 10 years after issue, you may prefer to pay at least the Limited No-Lapse Guarantee Premium in all years, rather than paying the lower Short Term No-Lapse Guarantee Premium in the first 10 years.  If you pay only the Short Term No-Lapse Guarantee Premium in the first 10 years, you will need to pay more than the Limited No-Lapse Guarantee Premium at the beginning of the 11th year in order to continue the Limited No-Lapse Guarantee.

Not all Contracts will have the Limited No-Lapse Guarantee available until the later of the insured's age 80 or 10 years after issue.  Contracts with a Type C (return of premium) Death Benefit will have a Limited No-Lapse Guarantee for only 10 Contract Years.  Your Contract Data pages will show Limited No-Lapse Guarantee Values for the duration available with your Contract.  See Types of Death Benefit and Tax Treatment of Contract Benefits.

Increases in Basic Insurance Amount

After your first Contract Anniversary, you may increase the amount of insurance by increasing the Basic Insurance Amount of the Contract, thus, creating an additional Coverage Segment.  The increase will be subject to the underwriting requirements we determine.

The following conditions must be met:

(1)	you must ask for the change in a form that meets our needs;
(2)	the amount of the increase must be at least equal to the minimum increase in Basic Insurance Amount shown under Contract Limitations in your Contract Data pages;
(3)	you must prove to us that the insured is insurable for any increase;
(4)	the Contract must not be in default;
(5)	we must not be paying premiums into the Contract as a result of the insured's total disability;
(6)	if we ask you to do so, you must send us the Contract to be endorsed; and
(7)	your Contract must not be in-force under the provisions of the Overloan Protection Rider.

If we approve the change, we will send you new Contract Data pages showing the amount and effective date of the change and the recomputed charges, values and limitations.  If the insured is not living on the effective date, the change will not take effect.  Currently, no transaction charge is being made in connection with an increase in Basic Insurance Amount.  However, we reserve the right to charge such a fee in an amount of up to $25.  Contracts with the Enhanced Cash Value rider will not be charged again for this feature when there is an increase in Basic Insurance Amount.

The Sales Load Target Premium is calculated separately for each Coverage Segment.  When premiums are paid, each payment is allocated to each Coverage Segment based on the proportion of the Sales Load Target Premium in each segment to the total Sales Load Target Premiums of all segments.  For Contract Form MPVUL-2008, the current sales load charge for each segment is equal to 6% of the allocated premium paid in each Contract Year up to the Sales Load Target Premium and 6% of allocated premiums paid in excess of this amount.

For Contract Form MPVUL-2003, the current sales load charge for each segment is equal to 9.75% of the allocated premium paid in each Contract Year up to the Sales Load Target Premium and 4% of allocated premiums paid in excess of this amount for the first 10 Contract Years; 3% thereafter.  See the definition of Contract Year for an increase in Basic Insurance Amount under DEFINITIONS OF SPECIAL TERMS USED IN THIS PROSPECTUS.

Each Coverage Segment will have its own surrender charge period beginning on that segment’s effective date and its own surrender charge threshold.  The surrender charge threshold is the segment’s lowest coverage amount since its effective date.  See Decreases in Basic Insurance Amount and Surrender Charges.

The maximum COI rates for a Coverage Segment representing an increase in Basic Insurance Amount are based upon 2001 CSO Mortality Tables for Contracts issued on Contract Form MPVUL-2008 (1980 CSO Mortality Tables for Contracts issued on Contract Form MPVUL-2003), the age at the effective date of the increase and the number of years since then, sex (except where unisex rates apply), underwriting class, smoker/nonsmoker status, and extra rating class, if any.  The net amount at risk for the whole Contract (the Death Benefit minus the Contract Fund) is allocated to each Coverage Segment based on the proportion of its Basic Insurance Amount to the total of all Coverage Segments.

In addition, the Attained Age factor for a Contract with an increase in Basic Insurance Amount is based on the insured's Attained Age for the initial Coverage Segment.

If you elect to increase the Basic Insurance Amount of your Contract, you will receive a "free-look" right that will apply only to the increase in Basic Insurance Amount, not the entire Contract.  This right is comparable to the right afforded to the purchaser of a new Contract, except that, any COI charge for the increase in the Basic Insurance Amount will be returned to the Contract Fund instead of a refund of premium.  Generally, the "free-look" right must be exercised no later than 10 days after receipt of the Contract with an increase.

Payment of a significant premium in conjunction with an increase in Basic Insurance Amount may cause the Contract to be classified as a Modified Endowment Contract.  See Tax Treatment of Contract Benefits.  Therefore, before increasing the Basic Insurance Amount, you should consult with your tax adviser and your Pruco Life representative.

Decreases in Basic Insurance Amount

You have the option of decreasing the Basic Insurance Amount of your Contract without withdrawing any Cash Surrender Value.  If a change in circumstances causes you to determine that your amount of insurance is greater than needed, a decrease will reduce your insurance protection and the monthly deductions for the cost of insurance.

The following conditions must be met:

(1)	the amount of the decrease must be at least equal to the minimum decrease in the Basic Insurance Amount shown under Contract Limitations in your Contract Data pages;
(2)	the Basic Insurance Amount after the decrease must be at least equal to the minimum Basic Insurance Amount shown under Contract Limitations in your Contract Data pages;
(3)	the Contract must not be in default;
(4)	the surrender charge on the decrease, if any, plus any transaction charge for the decrease may not exceed the Contract Fund;
(5)	if we ask you to do so, you must send us the Contract to be endorsed; and
(6)	your Contract must not be in-force under the provisions of the Overloan Protection Rider.

If we approve the decrease, we will send you new Contract Data pages showing the amount and effective date of the change and the recomputed charges, values, and limitations.  Currently, no transaction charge is being made in connection with a decrease in the Basic Insurance Amount.  However, we reserve the right to charge such a fee in an amount of up to $25.

For Contracts with more than one Coverage Segment, a decrease in Basic Insurance Amount will reduce each Coverage Segment based on the proportion of each Coverage Segment amount to the total of all Coverage Segment amounts before the decrease.  Each Coverage Segment will have its own surrender charge threshold equal to the segment’s lowest coverage amount since its effective date.  If the decrease in Basic Insurance Amount reduces a Coverage Segment to an amount less than its surrender charge threshold, we will deduct a surrender charge.  See Surrender Charges.

We may decline a decrease in the Basic Insurance Amount if we determine it would cause the Contract to fail to qualify as "life insurance" for purposes of Section 7702 of the Internal Revenue Code.  See Tax Treatment of Contract Benefits.

It is important to note, however, that if the Basic Insurance Amount is decreased, there is a possibility that the Contract will be classified as a Modified Endowment Contract.  See Tax Treatment of Contract Benefits.  You should consult with your tax adviser and your Pruco Life representative before requesting any decrease in Basic Insurance Amount.

CONTRACT VALUES

Surrender of a Contract

You may surrender your Contract at any time for its Cash Surrender Value (referred to as Net Cash Value in the Contract) while the insured is living.  To surrender your Contract, we may require you to deliver or mail the following items in Good Order to a Service Office: the Contract, a signed request for surrender, and any tax withholding information required under federal or state law.  Generally, we will pay your Contract’s Cash Surrender Value within seven days after all the documents required for such a payment are received in Good Order at a Service Office.  Surrender of a Contract may have tax consequences.  See Tax Treatment of Contract Benefits.

Additional requirements exist if you are exchanging your Contract for a new one at another insurance company.  We specifically require a properly signed assignment to change ownership of your Contract to the new insurer and a request for surrender, signed by an authorized officer of the new insurer.  The new insurer should submit these documents directly to Pruco Life by sending them in Good Order to our Customer Value Service Center in Minneapolis.  Generally, we will pay your Contract’s Cash Surrender Value to the new insurer within seven days after all the documents required for such a payment are received in Good Order at our Customer Value Service Center.

If you surrender the Contract while it is in-force, you may be eligible to receive an Additional Amount upon full surrender of the Contract for its Cash Surrender Value.  The Additional Amount will be equal to the surrender charge as of the date of surrender multiplied by an Additional Amount Factor.  Currently this factor is 1.0.  However, we may reduce the factor to zero.

To be eligible for the Additional Amount, the following conditions must be met:

(1)	the Contract must not be in default;
(2)	you must ask for the surrender in a signed written request;
(3)	the surrender must not be the subject of an exchange pursuant to Section 1035 of the United States Internal Revenue Code;
(4)	you must have purchased The Rider for Payment of An Additional Amount Upon Surrender.

The Additional Amount will not be available for Contracts that are in default at the end of the grace period and the premium required to bring the Contract out of default has not been paid.

How a Contract's Cash Surrender Value Will Vary

The Cash Surrender Value will be determined as of the end of the Valuation Period in which a surrender request is received in Good Order at a Service Office.  The Contract's Cash Surrender Value on any date will be the Contract Fund less any applicable surrender charges and less any Contract Debt plus any Additional Amount upon surrender.  The Contract Fund value changes daily, reflecting:

(1)	increases or decreases in the value of the Variable Investment Option[s];
(2)	interest credited on any amounts allocated to the Fixed Rate Option;
(3)	interest credited on any loan; and
(4)	the daily asset charge for mortality and expense risks assessed against the Variable Investment Options.

The Contract Fund value also changes to reflect the receipt of premium payments after any charges are deducted and the monthly deductions described under CHARGES AND EXPENSES.  Upon request, we will tell you the Cash Surrender Value of your Contract.  It is possible for the Cash Surrender Value of a Contract to decline to zero because of unfavorable investment performance or outstanding Contract Debt.

Loans

You may borrow an amount up to the current loan value of your Contract less any existing Contract Debt using the Contract as the only security for the loan.  The loan value at any time is equal to the sum of (1) 99% of the portion of the cash value attributable to the Variable Investment Options, and (2) the balance of the cash value, provided the Contract is not in default.  The cash value is equal to the Contract Fund less any surrender charge.  A Contract in default has no loan value.  There is no minimum loan amount for Contracts issued on Contract Form MPVUL-2008.  The minimum loan amount you may borrow if you have Contract Form MPVUL-2003 is generally $500, but may be lower in some states.

Interest charged on a loan accrues daily.  We charge interest on the full loan amount, including all unpaid interest.  Interest is due on each Contract Anniversary or when the loan is paid back, whichever comes first.  If interest is not paid when due, we will increase the loan amount by any unpaid interest.  We charge interest at an effective annual rate of 4% for standard loans.

A portion of any amount you borrow on or after the 10th Contract Anniversary may be considered a preferred loan. The maximum preferred loan amount is the total amount you may borrow minus the total net premiums paid (net premiums equal premiums paid less total withdrawals, if any).  If the net premium amount is less than zero, we will, for purposes of this calculation, consider it to be zero.  On the 10th Contract Anniversary and each Contract Anniversary thereafter, if the insured is living and the Contract is not in default, any existing loan amount will automatically be converted to a preferred loan to the extent that there is a preferred loan amount available.  Preferred loans are charged interest at an effective annual rate of 3.10%.

When a loan is made, an amount equal to the loan proceeds is transferred out of the Variable Investment Options and/or the Fixed Rate Option, as applicable.  Unless you ask us to take the loan amount from specific Variable Investment Options and we agree, the reduction will be made in the same proportions as the value in each Variable Investment Option and the Fixed Rate Option bears to the total value of the Contract.  While a loan is outstanding, the amount that was transferred will continue to be treated as part of the Contract Fund.  It will be credited with interest at an effective annual rate of 3%.  On each Monthly Date, we will increase the portion of the Contract Fund in the investment options by interest credits accrued on the loan since the last Monthly Date.  The net interest rate spread of a standard loan is 1% and the net interest rate spread of a preferred loan is 0.10%.

The Contract Debt is the amount of all outstanding loans plus any interest accrued but not yet due.  If, on any Monthly Date, the Contract Debt equals or exceeds the Contract Fund less any applicable surrender charges, the Contract will go into default.  The Limited No-Lapse Guarantee will not prevent default under those circumstances.  We will notify you of a 61-day grace period, within which time you may repay all or enough of the loan to obtain a positive Cash Surrender Value and thus keep the Contract in-force.  If the Contract lapses or is surrendered, the amount of unpaid Contract Debt will be treated as a distribution and will be immediately taxable to the extent of gain in the Contract.  Reinstatement of the Contract after lapse will not eliminate the taxable income, which we are required to report to the Internal Revenue Service.  See LAPSE AND REINSTATEMENT and Tax Treatment of Contract Benefits - Pre-Death Distributions.

If your Contract includes the Overloan Protection Rider and you meet the requirements to exercise the rider, you may have protection against lapse due to excessive Contract Debt.  See the Overloan Protection Rider section.

Loans you take against the Contract are ordinarily treated as debt and are not considered distributions subject to tax. However, you should know that the Internal Revenue Service may take the position that the loan should be treated as a distribution for tax purposes because of the relatively low differential between the loan interest rate and the Contract’s crediting rate.  Distributions are subject to income tax.  Were the Internal Revenue Service to take this position, we would take reasonable steps to attempt to avoid this result, including modifying the Contract’s loan provisions, but cannot guarantee that such efforts would be successful.

A loan will not cause the Contract to lapse as long as Contract Debt does not equal or exceed the Contract Fund, less any applicable surrender charges.  Loans from Modified Endowment Contracts may be treated for tax purposes as distributions of income.  See Tax Treatment of Contract Benefits.

Any Contract Debt will directly reduce a Contract's Cash Surrender Value and will be subtracted from the Death Benefit to determine the amount payable.  In addition, even if the loan is fully repaid, it may have an effect on future Death Benefits because the investment results of the selected investment options will apply only to the amount remaining invested under those options.  The longer the loan is outstanding, the greater the effect is likely to be.  The effect could be favorable or unfavorable.  If investment results are greater than the rate being credited on the amount of the loan while the loan is outstanding, values under the Contract will not increase as rapidly as they would have if no loan had been made.  If investment results are below that rate, Contract values will be higher than they would have been had no loan been made.

Loan repayments are applied to reduce the total outstanding Contract Debt, which is equal to the principal plus accrued interest.  Interest accrues daily on the total outstanding Contract Debt, and making a loan repayment will reduce the amount of interest accruing.

Loan repayments will be applied towards the loan according to when they are received.  Loan interest is due 21 days prior to your Contract Anniversary.  If we receive your loan repayment within 21 days prior to your Contract Anniversary, we will apply the repayment towards interest due on a standard loan first, then towards the interest due on a preferred loan, if applicable.  Any loan repayment amount exceeding the interest due is applied towards the existing principal amount of a standard loan first, then towards the principal amount of a preferred loan, if applicable.

If we receive your loan repayment at any time outside of 21 days prior to your Contract Anniversary, we will apply the repayment towards the principal amount of a standard loan first, then to the principal amount of a preferred loan, if applicable.  We will apply the remainder of the loan repayment towards the interest due on a standard loan, then towards the interest due on a preferred loan, if applicable.

When you repay all or part of a loan, we will increase the portion of the Contract Fund in the investment options by the amount of the loan you repay plus interest credits accrued on the loan since the last transaction date.  We will apply the loan repayment to the investment allocation used for future premium payments as of the loan repayment date.  If loan interest is paid when due, it will not change the portion of the Contract Fund allocated to the investment options.  We reserve the right to change the manner in which we allocate loan repayments.

Withdrawals

You may withdraw a portion of the Contract's Cash Surrender Value without surrendering the Contract, subject to the following restrictions:

(a)	Your Contract’s Cash Surrender Value after the withdrawal may not be less than or equal to zero after deducting any charges associated with the withdrawal.
(b)	The Cash Surrender Value after the withdrawal must be an amount that we estimate will be sufficient to cover two months of Contract Fund deductions.
(c)	The withdrawal amount must be at least $500.
(d)	Your Contract must not be in-force under the provisions of the Overloan Protection Rider.

There is a transaction fee for each withdrawal, which is the lesser of: (a) $25 and; (b) 2% of the withdrawal amount.  A withdrawal may not be repaid except as a premium subject to the applicable charges.  Upon request, we will tell you how much you may withdraw.  Withdrawal of the Cash Surrender Value may have tax consequences.  See Tax Treatment of Contract Benefits.

Whenever a withdrawal is made, the Death Benefit will immediately be reduced by at least the amount of the withdrawal.  Withdrawals under Contracts with a Type B (variable) Death Benefit and a Type C (return of premium) Death Benefit, will not change the Basic Insurance Amount.  However, under a Contract with a Type A (fixed) Death Benefit, the withdrawal may require a reduction in the Basic Insurance Amount and Target Term Rider coverage amount.  If a decrease in Basic Insurance Amount reduces a Coverage Segment below its surrender charge threshold, a surrender charge may be deducted.  See Surrender Charges.  No withdrawal will be permitted under a Contract with a Type A (fixed) Death Benefit if it would result in a Basic Insurance Amount of less than the minimum Basic Insurance Amount shown under Contract Limitations in your Contract Data pages.  It is important to note, however, that if the Basic Insurance Amount is decreased, there is a possibility that the Contract might be classified as a Modified Endowment Contract.  Before making any withdrawal that causes a decrease in Basic Insurance Amount, you should consult with your tax adviser and your Pruco Life representative.  See Tax Treatment of Contract Benefits.

Currently, we will provide an authorization form if your withdrawal request causes a decrease in Basic Insurance Amount that results in your Contract being classified as a Modified Endowment Contract.  The authorization form will confirm that you are aware of your Contract becoming a Modified Endowment Contract if the transaction is completed.  We will complete the transaction and send a confirmation notice after we receive the completed authorization form in Good Order at a Service Office.

When a withdrawal is made, the Contract Fund is reduced by the withdrawal amount and any charges associated with the withdrawal.  An amount equal to the reduction in the Contract Fund will be withdrawn proportionally from the investment options unless you direct otherwise.  Withdrawal of any portion of the Cash Surrender Value increases the risk that the Contract Fund may be insufficient to provide Contract benefits.  If such a withdrawal is followed by unfavorable investment experience, the Contract may go into default.  Withdrawals may also affect whether a Contract is kept in-force under the Limited No-Lapse Guarantee, since withdrawals decrease your Accumulated Net Payments.  See Limited No-Lapse Guarantee.

Generally, we will pay any withdrawal amount within seven days after all the documents required for such a payment are received in Good Order at a Service Office.  See When Proceeds Are Paid.

A Contract returned during the “free-look” period shall be deemed void from the beginning, and not considered a surrender or withdrawal.

LAPSE AND REINSTATEMENT

We will determine the value of the Contract Fund on each Monthly Date.  If the Contract Fund less any applicable surrender charges is zero or less, the Contract is in default unless it remains in-force under the Limited No-Lapse Guarantee, assuming there are no outstanding loans.  See Limited No-Lapse Guarantee.  Separately, if the Contract Debt ever grows to be equal to or more than the Contract Fund less any applicable surrender charges, the Contract will be in default.  Should this happen, we will send you a notice of default setting forth the payment which we estimate will keep the Contract in-force for three months from the date of default.  This payment must be received at the Payment Office within the 61-day grace period after the notice of default is mailed or the Contract will end and have no value.  A Contract that lapses with an outstanding Contract loan may have tax consequences.  See Tax Treatment of Contract Benefits.

A Contract that ended in default may be reinstated within five years after the date of default, if the following conditions are met:

(1)	renewed evidence of insurability is provided on the insured;
(2)	submission of certain payments sufficient to bring the Contract up to date plus a premium that we estimate will cover all charges and deductions for the next three months; and
(3)
for Contracts issued on Form MPVUL-2003 (and may be followed by state and/or other codes), any Contract Debt must be restored with interest to date, or paid back.  If the Contract Debt is restored and the debt with interest would exceed the loan value of the reinstated Contract, the excess must be paid to us before reinstatement.

The reinstatement date will be the date we approve your request.  We will deduct all required charges from your payment and the balance will be placed into your Contract Fund.  If we approve the reinstatement, we will credit the Contract Fund with an amount equal to the surrender charge applicable as of the date of reinstatement.

TAXES

Tax Treatment of Contract Benefits

This summary provides general information on the federal income tax treatment of the Contract.  It is not a complete statement of what the federal income taxes will be in all circumstances.  It is based on current law and interpretations, which may change.  It does not cover state taxes or other taxes.  It is not intended as tax advice.  You should consult your own tax adviser for complete information and advice.

Treatment as Life Insurance.  The Contract must meet certain requirements to qualify as life insurance for tax purposes.  These requirements include certain definitional tests and rules for diversification of the Contract’s investments.  For further information on the diversification requirements, see Taxation of the Fund in the statement of additional information for the Series Fund.

In order to meet the definition of life insurance rules for federal income tax purposes, the Contract must satisfy one of the two following tests:  (1) Cash Value Accumulation Test or (2) Guideline Premium Test.  At issue, the Contract Owner chooses which of these two tests will apply to their Contract.  This choice cannot be changed thereafter.

Under the Cash Value Accumulation Test, the Contract must maintain a minimum ratio of Death Benefit to cash value. Therefore, in order to ensure that the Contract qualifies as life insurance, the Contract's Death Benefit may increase as the Contract Fund value increases.  The Death Benefit, at all times, must be at least equal to the Contract Fund multiplied by the applicable Attained Age factor.  A listing of Attained Age factors can be found on your Contract Data pages.

Under the Guideline Premium Test, there is a limit as to the amount of premium that can be paid into the Contract in relation to the Death Benefit.  In addition, there is a minimum ratio of Death Benefit to cash value associated with this test.  This ratio, however, is less than the required ratio under the Cash Value Accumulation Test.  Therefore, the Death Benefit required under this test is generally lower than that of the Cash Value Accumulation Test.

The selection of the definition of life insurance test most appropriate for you is dependent on several factors, including the insured’s age at issue, actual Contract earnings, and whether or not the Contract is classified as a Modified Endowment Contract.  In addition, the Guideline Premium Test is required for the definition of life insurance if you choose to have the Overloan Protection Rider.  See the Overloan Protection Rider section.  You should consult your own tax adviser for complete information and advice with respect to the selection of the definition of life insurance test.

We believe we have taken adequate steps to insure that the Contract qualifies as life insurance for tax purposes. Generally speaking, this means that:

•	you will not be taxed on the growth of the funds in the Contract, unless you receive a distribution from the Contract, or if the Contract lapses or is surrendered, and

•	the Contract's Death Benefit will generally be income tax free to your beneficiary. However, your Death Benefit may be subject to estate taxes, and

•	we may refuse to accept any payment that increases the Death Benefit by more than it increases the Contract Fund

Although we believe that the Contract should qualify as life insurance for tax purposes, there are some uncertainties, particularly because the Secretary of Treasury has not yet issued permanent regulations that bear on this question. Accordingly, we reserve the right to make changes -- which will be applied uniformly to all Contract Owners after advance written notice -- that we deem necessary to insure that the Contract will qualify as life insurance.

Pre-Death Distributions.  The tax treatment of any distribution you receive before the insured’s death depends on whether the Contract is classified as a Modified Endowment Contract.

Contracts Not Classified as Modified Endowment Contracts

•
If you surrender the Contract or allow it to lapse, you will be taxed on the amount you received in excess of the premiums you paid less the untaxed portion of any prior withdrawals.  For this purpose, you will be treated as receiving any portion of the Cash Surrender Value used to repay Contract Debt. In other words, you will immediately have taxable income to the extent of gain in the Contract. Reinstatement of the Contract after lapse will not eliminate the taxable income, which we are required to report to the Internal Revenue Service.  The tax consequences of a surrender may differ if you take the proceeds under an income payment settlement option.

•
Generally, you will be taxed on a withdrawal to the extent the amount you receive exceeds the premiums you paid for the Contract less the untaxed portion of any prior withdrawals.  However, under some limited circumstances, in the first 15 Contract Years, all or a portion of a withdrawal may be taxed if the Contract Fund exceeds the total premiums paid less the untaxed portions of any prior withdrawals, even if total withdrawals do not exceed total premiums paid.

•	Extra premiums for optional benefits and riders generally do not count in computing the premiums paid for the Contract for the purposes of determining whether a withdrawal is taxable.

•
Loans you take against the Contract are ordinarily treated as debt and are not considered distributions subject to tax.  However, you should know that the Internal Revenue Service may take the position that the preferred loan should be treated as a distribution for tax purposes because of the relatively low differential between the loan interest rate and Contract’s crediting rate.  Were the Internal Revenue Service to take this position, we would take reasonable steps to avoid this result, including modifying the Contract’s loan provisions.

Modified Endowment Contracts

•
The rules change if the Contract is classified as a Modified Endowment Contract. The Contract could be classified as a Modified Endowment Contract if premiums in amounts that are too large are paid or a decrease in the Basic Insurance Amount is made (or a rider removed).  The addition of a rider or an increase in the Basic Insurance Amount may also cause the Contract to be classified as a Modified Endowment Contract if a significant premium is paid in conjunction with an increase or the addition of a rider.  We will notify you if a premium or a change in Basic Insurance Amount would cause the Contract to become a Modified Endowment Contract, and advise you of your options.  You should first consult a tax adviser and your Pruco Life representative if you are contemplating any of these steps.

•
If the Contract is classified as a Modified Endowment Contract, then amounts you receive under the Contract before the insured's death, including loans and withdrawals, are included in income to the extent that the Contract Fund before surrender charges exceeds the premiums paid for the Contract increased by the amount of any loans previously included in income and reduced by any untaxed amounts previously received other than the amount of any loans excludible from income.  An assignment of a Modified Endowment Contract is taxable in the same way.  These rules also apply to pre-death distributions, including loans and assignments, made during the two-year period before the time that the Contract became a Modified Endowment Contract.

•
Any taxable income on pre-death distributions (including full surrenders) is subject to a penalty of 10 percent unless the amount is received on or after age 59½, on account of your becoming disabled or as a life annuity.  It is presently unclear how the penalty tax provisions apply to Contracts owned by businesses.

•	All Modified Endowment Contracts issued by us to you during the same calendar year are treated as a single Contract for purposes of applying these rules.

Investor Control. Treasury Department regulations do not provide specific guidance concerning the extent to which you may direct your investment in the particular Variable Investment Options without causing you, instead of Pruco Life, to be considered the owner of the underlying assets.  Because of this uncertainty, we reserve the right to make such changes as we deem necessary to assure that the Contract qualifies as life insurance for tax purposes.  Any such changes will apply uniformly to affected Contract Owners and will be made with such notice to affected Contract Owners as is feasible under the circumstances.

Withholding.  You must affirmatively elect that no taxes be withheld from a pre-death distribution.  Otherwise, the taxable portion of any amounts you receive will be subject to withholding.  You are not permitted to elect out of withholding if you do not provide a social security number or other taxpayer identification number.  You may be subject to penalties under the estimated tax payment rules if your withholding and estimated tax payments are insufficient to cover the tax due.

Other Tax Considerations.  If you transfer or assign the Contract to someone else, there may be gift, estate and/or income tax consequences.  If you transfer the Contract to a person two or more generations younger than you (or designate such a younger person as a beneficiary), there may be Generation Skipping Transfer tax consequences.  Deductions for interest paid or accrued on Contract Debt or on other loans that are incurred or continued to purchase or carry the Contract may be denied.  Your individual situation or that of your beneficiary will determine the federal estate taxes and the state and local estate, inheritance and other taxes due if you or the insured dies.

Business-Owned Life Insurance.  If a business, rather than an individual, is the owner of the Contract, there are some additional rules.  Business Contract Owners generally cannot deduct premium payments.  Business Contract Owners generally cannot take tax deductions for interest on Contract Debt paid or accrued after October 13, 1995.  An exception permits the deduction of interest on policy loans on Contracts for up to 20 key persons.  The interest deduction for Contract Debt on these loans is limited to a prescribed interest rate and a maximum aggregate loan amount of $50,000 per key insured person.  The corporate alternative minimum tax also applies to business-owned life insurance.  This is an indirect tax on additions to the Contract Fund or Death Benefits received under business-owned life insurance policies.

For business-owned life insurance coverage issued after August 17, 2006, Death Benefits will generally be taxable as ordinary income to the extent it exceeds cost basis.  Life insurance Death Benefits will continue to be generally income tax free if, prior to policy issuance, the employer provided a prescribed notice to the proposed insured/employee, obtained the employee's consent to the life insurance, and one of the following requirements is met: (a) the insured was an employee at any time during the 12-month period prior to his or her death; (b) the insured was a director or highly compensated employee or individual (as defined in the Code) at the time the policy was issued; or (c) the Death Benefits are paid to the insured's heirs or his or her designated beneficiaries (other than the employer), either directly as a Death Benefit or received from the purchase of an equity (or capital or profits) interest in the applicable policyholder.  Annual reporting and record keeping requirements will apply to employers maintaining such business-owned life insurance.

DISTRIBUTION AND COMPENSATION

Pruco Securities, LLC (“Prusec”), an indirect wholly-owned subsidiary of Prudential Financial, acts as the principal underwriter of the Contract.  Prusec, organized on September 22, 2003 under New Jersey law, is registered as a broker and dealer under the Securities Exchange Act of 1934 and is a registered member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). (Prusec is a successor company to Pruco Securities Corporation, established on February 22, 1971.)  Prusec’s principal business address is 751 Broad Street, Newark, New Jersey 07102.  Prusec serves as principal underwriter of the individual variable insurance Contracts issued by Pruco Life.  The Contract is sold through broker-dealers authorized by Prusec and applicable law to do so, and may also be sold by registered representatives of Prusec.   Prusec received gross distribution revenue for its variable life insurance products of $61,514,049 in 2010, $67,749,409 in 2009, and $96,759,988 in 2008.   Prusec passes through the gross distribution revenue it receives to broker-dealers for their sales and does not retain any portion of it in return for its services as distributor for the Contracts.  However, Prusec does retain a portion of compensation it receives with respect to sales by its representatives.   Prusec retained compensation of $2,379,140 in 2010, $8,360,812 in 2009, and $15,852,244 in 2008.   Prusec offers the Contract on a continuous basis.

Compensation (commissions, overrides, and any expense reimbursement allowance) is paid to broker-dealers that are registered under the Exchange Act and/or entities that are exempt from such registration (“firms”) according to one or more schedules.  The individual representative will receive all or a portion of the compensation, depending on the practice of the firm.  The amount of compensation we pay varies, depending upon, among other factors, the product type and the features and/or riders that are attached to the Contract.  Compensation paid in respect of this product may exceed compensation payable in respect to comparable products or carriers.  Moreover, certain Contract features or riders may involve commissions or compensation that differ from compensation payable in respect of “base” or standard contractual features.

Compensation is based on a premium value referred to as the Commissionable Target Premium.  The Commissionable Target Premium is equal to the first year's surrender charge (which is found in your Contract Data pages) divided by the Percentage of Sales Load Target Premium at start of year one from the table in the Surrender Charges section of this prospectus, plus the premium for any riders other than the Target Term Rider.  The Commissionable Target Premium will vary by issue age, sex, smoker/nonsmoker, substandard rating class, and any riders selected by the Contract Owner, with the exception of the Target Term Rider.

Pruco Life pays significantly lower compensation on a Contract with a Target Term Rider than on an all base Contract with the same initial Death Benefit and premium payments because the Target Term Rider is not used in the determination of the Commissionable Target Premium.

Broker-dealers will receive compensation of up to 141% of premiums received in the first 24 months following the Contract Date on total premiums received since issue up to the Commissionable Target Premium, up to 12.5% on premiums received in year two in excess of the first year's Commissionable Target Premium up to the second year's Commissionable Target Premium, up to 12.5% on premiums received in years three through 10, and up to 3% on premiums received in years 11 and beyond up to the Commissionable Target Premium in each Contract Year.  Moreover, broker-dealers will receive compensation of up to 5.5% on premiums received in any of the first 10 years, and up to 3% on premiums received in years 11 and beyond to the extent that premiums in that year exceed the Commissionable Target Premium.   Broker-dealers will also receive compensation in years two through five of up to 0.40% of the Contract Fund net of Contract Debt, and up to 0.20% in years six through 10, and up to 0.12% in years 11 and beyond.

If the Basic Insurance Amount is increased, broker-dealers will receive compensation of up to 141% on premiums received up to the Commissionable Target Premium for the increase received in the first 12 months following the effective date of the increase, up to 12.5% of premiums received in years two through 10, and up to 3% on premiums received in years 11 and beyond, up to the Commissionable Target Premium for the increase.  Moreover, broker-dealers will receive compensation of up to 5.5% on premiums received in any of the first 10 years, and up to 3% on premiums received in years 11 and beyond following the effective date of the increase to the extent that premiums in that year exceed the Commissionable Target Premium.

Agents who sell this Contract are members of firms that in turn are stockholders of M Financial Group.  As a stockholder, the agent’s firm (a “Member Firm”) shares in the profits of M Financial Group via periodic stock dividends.

M Financial Group also maintains an incentive compensation plan, to which it annually distributes to Member Firms or their agents, most of M Financial Group’s consolidated net profits.  Generally, distributions under the plan are averaged among the various Member Firms, lines of business, and cost centers of M Financial Group.  However, a significant portion of the plan distributions are made in proportion to the revenue that a Member Firm generates.

Distributions of dividends and incentive compensation by M Financial Group to Member Firms, or their selling agents, are in addition to compensation paid by Prusec to authorized broker-dealers.  Many Member Firms remit these distributions to their owners or individual agents, and in some cases, in proportion to the amount of business they generate.

Override commissions received by M Financial Group could indirectly provide incentives to agents to recommend this product over similar products or services that do not produce override commissions paid to M Financial Group.

Potential reinsurance profits received by M Financial Group could also indirectly provide incentives to agents to recommend this product over similar products or services that do not result in reinsurance profits for M Financial Group.

Prusec registered representatives who sell the Contract are also our life insurance agents, and may be eligible for various cash bonuses and insurance benefits and non-cash compensation programs that we or our affiliates offer, such as conferences, trips, prizes and awards, subject to applicable regulatory requirements.  In some circumstances and to the extent permitted by applicable regulatory requirements, we may also reimburse certain sales and marketing expenses.

In addition, in an effort to promote the sale of our variable products (which may include the placement of our Contracts on a preferred or recommended company or product list and/or access to a broker-dealer’s selling agents), we or Prusec may enter into compensation arrangements with certain broker-dealer firms authorized by Prusec to sell the Contract, or branches of such firms, with respect to certain or all selling agents of such firms under which such firms may receive separate compensation or reimbursement for, among other things, training of sales personnel, marketing and/or administrative and/or other services they provide to us or our affiliates.

To the extent permitted by applicable rules, laws, and regulations, Prusec may pay or allow other promotional incentives or payments in the form of cash or non-cash compensation.  These arrangements may not be offered to all firms, and the terms of such arrangements may differ between firms.  You should note that firms and individual registered representatives, selling agents, and branch managers within some firms participating in one of these compensation arrangements might receive greater compensation for selling the Contract than for selling a different Contract that is not eligible for these compensation arrangements.

M Financial Group or its subsidiaries receive fees payable in respect of underlying investment options from some of the Funds that are investment options under this Contract, or from a Fund’s investment adviser or Portfolio manager, to the extent you allocate cash value to that Fund.  In addition, M Financial Investment Advisers, Inc., an affiliate of M Financial Group, is the investment adviser to certain of the Funds and receives investment advisory fees with respect to assets invested in those Funds.  Fees payable to M Financial Group in respect of assets allocated to one Fund may exceed fees payable in respect of assets placed in another Fund.

A list of the names of the firms (or their affiliated broker/dealers) that we are aware of (as of December 31, 2010) that received payment or accrued a payment amount with respect to variable product business during 2010 may be found in the Statement of Additional Information.  The least amount paid or accrued and the greatest amount paid or accrued during 2010 were $0.19 and $3,732,624, respectively.

While compensation is generally taken into account as an expense in considering the charges applicable to a variable life insurance product, any such compensation will be paid by us, and will not result in any additional charge to you or to the Separate Account.  Your registered representative, broker-dealer, or an affiliate authorized to sell this Contract, can provide you with more information about the compensation arrangements that apply upon the sale of the Contract.

In addition, we or our affiliates may provide such compensation, payments and/or incentives to firms arising out of the marketing, sale and/or servicing of variable annuities or life insurance offered by different Prudential business units.

LEGAL PROCEEDINGS

Pruco Life is subject to legal and regulatory actions in the ordinary course of its business, including class action lawsuits. Pruco Life’s pending legal and regulatory actions may include proceedings specific to it and proceedings generally applicable to business practices in the industry in which it operates. Pruco Life is subject to class action lawsuits and individual lawsuits involving a variety of issues, including sales practices, underwriting practices, claims payment and procedures, additional premium charges for premiums paid on a periodic basis, denial or delay of benefits, return of premiums or excessive premium charges and breaching fiduciary duties to customers. Pruco Life is subject to litigation involving commercial disputes with counterparties or partners and class action lawsuits and other litigation alleging, among other things, that it made improper or inadequate disclosures in connection with the sale of assets and annuity and investment products or charged excessive or impermissible fees on these products, recommended unsuitable products to customers, mishandled customer accounts or breached fiduciary duties to customers.  Pruco Life may be a defendant in, or be contractually responsible to third parties for, class action lawsuits and individual litigation arising from its operations, including claims for breach of contract.  Pruco Life is also subject to litigation arising out of its general business activities, such as its investments, contracts, leases and labor and employment relationships, including claims of discrimination and harassment and could be exposed to claims or litigation concerning certain business or process patents. Regulatory authorities from time to time make inquiries and conduct investigations and examinations relating particularly to Pruco Life and its products.  In addition, Pruco Life, along with other participants in the businesses in which it engages, may be subject from time to time to investigations, examinations and inquiries, in some cases industry-wide, concerning issues or matters upon which such regulators have determined to focus. In some of Pruco Life’s pending legal and regulatory actions, parties may seek large and/or indeterminate amounts, including punitive or exemplary damages.  The outcome of a litigation or regulatory matter, and the amount or range of potential loss at any particular time, is often inherently uncertain.

In July 2010, Pruco Life and certain affiliates, as well as other life insurance industry participants, received a formal request for information from the State of New York Attorney General’s Office in connection with its investigation into industry practices relating to life insurance policies for which death benefits, unless the beneficiary elects another settlement method, are placed in retained asset accounts, which earn interest and are subject to withdrawal in whole or in part at any time by the beneficiary.  Pruco Life is cooperating with this investigation.  Pruco Life has also been contacted by state insurance regulators and other governmental entities regarding retained asset accounts. In April 2010, a purported state-wide class action was filed against Prudential Insurance in Nevada state court alleging that Prudential Insurance delayed payment of death benefits and improperly retained undisclosed profits by placing death benefits in retained asset accounts.    In January 2011, this action was dismissed.  In February 2011, the plaintiff appealed the dismissal.  An earlier case by the same plaintiff making substantially the same allegations was dismissed in federal court. In December 2010, a purported state-wide class action was filed in state court against Prudential Insurance and Prudential Financial and removed to federal court in Illinois.  The complaint makes allegations under Illinois law substantially similar to the other retained asset account cases on behalf of a class of Illinois residents.  In March 2011, an amended complaint dropping Prudential Financial, Phillips v. Prudential Insurance and Pruco Life, was filed.  In July 2010, a purported nationwide class action was filed in Massachusetts federal court against Prudential Insurance relating to retained asset accounts associated with life insurance covering U.S. service members and veterans.  Prudential Insurance has moved to dismiss the complaint.  In November and December 2010, three additional purported class actions making substantially the same allegations on behalf of the same purported class of beneficiaries were filed against Prudential Insurance and Prudential Financial in New Jersey federal court.  In March 2011, all four cases were consolidated in the Massachusetts federal court by the Judicial Panel on Multi-District Litigation and the motion to dismiss was denied. In October 2010, a purported nationwide class action was filed in Pennsylvania federal court on behalf of beneficiaries of ERISA-governed welfare benefit plans claiming that the use of retained asset accounts violates ERISA.  Additional investigations, information requests, hearings, claims, litigation and adverse publicity may arise with respect to the retained asset accounts.

Pruco Life’s litigation and regulatory matters are subject to many uncertainties, and given their complexity and scope, their outcome cannot be predicted.   It is possible that Pruco Life’s results of operations or cash flow in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters depending, in part, upon the results of operations or cash flow for such period. In light of the unpredictability of Pruco Life’s litigation and regulatory matters, it is also possible that in certain cases an ultimate unfavorable resolution of one or more pending litigation or regulatory matters could have a material adverse effect on Pruco Life’s financial position.  Management believes, however, that, based on information currently known to it, the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves and rights to indemnification, is not likely to have a material adverse effect on Pruco Life’s financial position.

ADDITIONAL INFORMATION

Pruco Life has filed a registration statement with the SEC under the Securities Act of 1933, relating to the offering described in this prospectus.  This prospectus does not include all the information set forth in the registration statement.  Certain portions have been omitted pursuant to the rules and regulations of the SEC.  The omitted information may, however, be obtained from the SEC's Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549, or by telephoning (202) 551-8090, upon payment of a prescribed fee.

To reduce costs, we now generally send only a single copy of prospectuses and shareholder reports to each household ("householding"), in lieu of sending a copy to each Contract Owner that resides in the household.  You should be aware that you can revoke or "opt out" of householding at any time by calling 1-877-778-5008.

You may contact us for further information at the address and telephone number inside the front cover of this prospectus.  For service or questions about your Contract, please contact our Service Office at the phone number on the back cover, or at P.O. Box 7390, Philadelphia, Pennsylvania 19176.

DEFINITIONS OF SPECIAL TERMS
USED IN THIS PROSPECTUS

Additional Amount - An amount equal to the Contract’s surrender charge multiplied by an Additional Amount Factor, which may be payable if you surrender the Contract while it is in-force and the conditions described in Surrender of a Contract, are met.

Accumulated Net Payments - The actual premium payments you make, accumulated at an effective annual rate of 4%, less any withdrawals you make, also accumulated at an effective annual rate of 4%.

Attained Age - The insured's age on the Contract Date plus the number of years since then.  For any Coverage Segment effective after the Contract Date, the insured's Attained Age is the issue age of that segment plus the length of time since its effective date.

Basic Insurance Amount - The total amount of life insurance as shown in the Contract, including any applicable increases, and no riders.

Cash Surrender Value - The amount payable to the Contract Owner upon surrender of the Contract.  It is equal to the Contract Fund minus any Contract Debt and minus any applicable surrender charge plus any Additional Amount upon surrender.  Also referred to in the Contract as “Net Cash Value.”

Contract - The variable universal life insurance Contract described in this prospectus.

Contract Anniversary - The same date as the Contract Date in each later year.

Contract Date - The date the Contract is effective, as specified in the Contract.

Contract Debt - The principal amount of all outstanding loans plus any interest accrued thereon.

Contract Fund - The total amount credited to a specific Contract.  On any date it is equal to the sum of the amounts in all the Variable Investment Options and the Fixed Rate Option, and the principal amount of any Contract Debt plus any interest earned thereon.

Contract Owner - You.  Unless a different owner is named in the application, the owner of the Contract is the insured.

Contract Year - A year that starts on the Contract Date or on a Contract Anniversary.  For any Coverage Segment representing an increase, “Contract Year” is a year that starts on the effective date of the increase (referred to as “Target year” in the Contract).

Coverage Segment - The Basic Insurance Amount at issue is the first Coverage Segment.  For each increase in Basic Insurance Amount, a new Coverage Segment is created for the amount of the increase.

Death Benefit - If the Contract is not in default, this is the amount we will pay upon the death of the insured, assuming no Contract Debt.

Fixed Rate Option - An investment option under which interest is accrued daily at a rate that we declare periodically, but not less than an effective annual rate of 3%.

Fund/Portfolio/Variable Investment Options - These are terms that may be used interchangeably and represent the underlying investments held in the Separate Account which you may select for your Contract.

Good Order - An instruction received at our Service Office utilizing such forms, signatures, and dating as we require, which is sufficiently clear and complete and for which we do not need to exercise any discretion to follow such instructions.

Limited No-Lapse Guarantee - Sufficient premium payments, on an accumulated basis, will guarantee that your Contract will not lapse for a specified duration and a Death Benefit will be paid upon the death of the insured, regardless of investment experience and assuming no loans.  See Limited No-Lapse Guarantee.

Limited No-Lapse Guarantee Premiums - Premiums that, if paid at the beginning of each Contract Year, will keep a Type A or Type B Contract in-force until the insured’s age 80, or if later, during the first 10 Contract Years, regardless of investment performance and assuming no loans or withdrawals.

Monthly Date - The Contract Date and the same date in each subsequent month.

Payment Office - The address on your bill to which you are directed to send premium payments, loan payments, and payments to bring your Contract out of default.

Pruco Life Insurance Company - Pruco Life, us, we, our.  The company offering the Contract.

Sales Load Target Premium - A premium that is used to determine sales load based on issue age and rating class of the insured, and any extra risk charges or riders, if applicable.

Separate Account - Amounts under the Contract that are allocated to the Fund held by us in a Separate Account called the Pruco Life Variable Universal Account (the "Account" or the "Registrant"). The Separate Account is set apart from all of the general assets of Pruco Life Insurance Company.

Service Office - The mailing address of our Service Office is: P.O. Box 7390, Philadelphia, Pennsylvania 19176.

Short Term No-Lapse Guarantee Premiums - Premiums that, if paid at the beginning of each Contract Year, will keep the Contract in-force during the first 10 Contract Years regardless of investment performance and assuming no loans or withdrawals.

Target Term Rider - A Rider that provides a flexible term insurance benefit to Attained Age 121 on the life of the insured for Contract Form MPVUL-2008, and to Attained Age 100 for Contract Form MPVUL-2003.

Valuation Period - The period of time from one determination of the value of the amount invested in a Variable Investment Option to the next. Such determinations are made when the net asset values of the Variable Investment Options are calculated, which would be as of the close of regular trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time).

To Learn More About MPremierSM VUL

To learn more about the MPremierSMVUL variable universal life Contract, you can request a copy of the Statement of Additional Information (“SAI”), dated May 1, 2011 , or view it online at www.prudential.com.  See the Table of Contents of the SAI below.

TABLE OF CONTENTS OF THE
STATEMENT OF ADDITIONAL INFORMATION

                                                                                                                                                                                                                                                                                                           Page
GENERAL INFORMATION AND HISTORY	1
Description of Pruco Life Insurance Company	1
Control of Pruco Life Insurance Company	1
State Regulation	1
Records	1
Services and Third Party Administration Agreements	1

INITIAL PREMIUM PROCESSING	2

ADDITIONAL INFORMATION ABOUT OPERATION OF CONTRACTS	3
Legal Considerations Relating to Sex-Distinct Premiums and Benefits	3
How a Type A (Fixed) Contract's Death Benefit Will Vary	3
How a Type B (Variable) Contract's Death Benefit Will Vary	4
How a Type C (Return of Premium) Contract’s Death Benefit Will Vary	5
Reports to Contract Owners	6

UNDERWRITING PROCEDURES	6

ADDITIONAL INFORMATION ABOUT CHARGES	7
Charges for Increases in Basic Insurance Amount	7

ADDITIONAL INFORMATION ABOUT CONTRACTS IN DEFAULT	7

DISTRIBUTION AND COMPENSATION	7

EXPERTS	9

PERFORMANCE DATA	9
Average Annual Total Return	9
Non-Standard Total Return	9
Money Market Subaccount Yield	10

FINANCIAL STATEMENTS	10

TABLE OF CONTENTS OF
THE FUND PROSPECTUSES

Advanced Series Trust	Appendix 1
AST Balanced Asset Allocation Portfolio
AST BlackRock Global Strategies Portfolio
AST Large-Cap Value Portfolio
AST Marsico Capital Growth Portfolio
AST PIMCO Total Return Bond Portfolio
AST Preservation Asset Allocation Portfolio
AST Small-Cap Growth Portfolio
AST T. Rowe Price Large Cap Growth Portfolio
AST Wellington Management Hedged Equity Portfolio

American Century Investments ® : American Century VP Mid Cap Value Fund	Appendix 2

Dreyfus Investment Portfolios: Dreyfus MidCap Stock Portfolio	Appendix 3

Dreyfus Socially Responsible Growth Fund, Inc.: Dreyfus Socially Responsible
Growth Fund	Appendix 4

Janus Aspen Series: Janus Aspen Overseas Portfolio	Appendix 5

JPMorgan Insurance Trust: JPMorgan Intrepid Mid Cap Portfolio	Appendix 6

M Fund, Inc.	Appendix 7
M Business Opportunity Value Fund
M Capital Appreciation Fund
M International Equity Fund
M Large Cap Growth Fund

MFS ® Variable Insurance Trust: MFS Utilities Series	Appendix 8

Neuberger Berman Advisers Management Trust: Neuberger Berman AMT Socially
Responsive Portfolio	Appendix 9

Prudential Series Fund	Appendix 10
PSF Diversified Bond Portfolio
PSF Equity Portfolio
PSF Global Portfolio
PSF High Yield Bond Portfolio
PSF Jennison Portfolio
PSF Jennison 20/20 Focus Portfolio
PSF Money Market Portfolio
PSF Natural Resources Portfolio
PSF Small Capitalization Stock Portfolio
PSF Stock Index Portfolio
PSF Value Portfolio
PSF SP International Growth Portfolio
PSF SP International Value Portfolio
PSF SP Prudential U.S. Emerging Growth Portfolio
PSF SP Small Cap Value Portfolio

The SAI is legally a part of this prospectus, both of which are filed with the Securities and Exchange Commission (“SEC”) under the Securities Act of 1933, Registration No. 333-109284.  The SAI contains additional information  about the Pruco Life Variable Universal Account.  All of these filings can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  Information on the operation of the public reference room may be obtained by calling the Commission at (202) 551-8090.  The SEC also maintains a Web site (http://www.sec.gov) that contains the MPremierSM VUL SAI, material incorporated by reference, and other information about Pruco Life.  Copies of these materials can also be obtained, upon payment of duplicating fees, from the SEC’s Public Reference Room, 100 F Street, N.E., Washington, D.C. 20549.

You can call us at 1-800-782-5356 to ask us questions, request information about the Contract, and obtain copies of the Statement of Additional Information, personalized illustrations, without charge, or other documents.  You can also view the Statement of Additional Information located with the prospectus at www.prudential.com, or request a copy by writing to us at:

Pruco Life Insurance Company
213 Washington Street
Newark, New Jersey 07102

Investment Company Act of 1940: Registration No. 811-5826

PART B:

INFORMATION REQUIRED IN THE STATEMENT OF ADDITIONAL INFORMATION

 STATEMENT OF ADDITIONAL INFORMATION

Pruco Life Variable Universal Account
Pruco Life Insurance Company

MPremierSM VUL

VARIABLE UNIVERSAL LIFE INSURANCE CONTRACTS

This Statement of Additional Information is not a prospectus.  Please review the MPremierSM VUL prospectus (the “prospectus”), which contains information concerning the Contracts described above.  You may obtain a copy of the prospectus without charge by calling us at 1-800-782-5356.  You can also view the Statement of Additional Information located with the prospectus at www.prudential.com, or request a copy by writing to us.

The defined terms used in this Statement of Additional Information are as defined in the prospectus.

Pruco Life Insurance Company
213 Washington Street
Newark, New Jersey 07102

The Date of this Statement of Additional Information and of the related prospectus is May 1, 2011 .

TABLE OF CONTENTS
                                                                                                                                                                                                                                                                                                                Page
GENERAL INFORMATION AND HISTORY	1
Description of Pruco Life Insurance Company	1
Control of Pruco Life Insurance Company	1
State Regulation	1
Records	1
Services and Third Party Administration Agreements	1

INITIAL PREMIUM PROCESSING	2

ADDITIONAL INFORMATION ABOUT OPERATION OF CONTRACTS	3
Legal Considerations Relating to Sex-Distinct Premiums and Benefits	3
How a Type A (Fixed) Contract's Death Benefit Will Vary	3
How a Type B (Variable) Contract's Death Benefit Will Vary	4
How a Type C (Return of Premium) Contract’s Death Benefit Will Vary	5
Reports to Contract Owners	6

UNDERWRITING PROCEDURES	6

ADDITIONAL INFORMATION ABOUT CHARGES	7
Charges for Increases in Basic Insurance Amount	7

ADDITIONAL INFORMATION ABOUT CONTRACTS IN DEFAULT	7

DISTRIBUTION AND COMPENSATION	7

EXPERTS	9

PERFORMANCE DATA	9
Average Annual Total Return	9
Non-Standard Total Return	9
Money Market Subaccount Yield	10

FINANCIAL STATEMENTS	10

GENERAL INFORMATION AND HISTORY

Description of Pruco Life Insurance Company

Pruco Life Insurance Company ("Pruco Life", “us”, “we”, or “our”) is a stock life insurance company, organized on December 23, 1971 under the laws of the State of Arizona.  It is licensed to sell life insurance and annuities in the District of Columbia, Guam, and in all states except New York.  Pruco Life’s principal Executive Office is located at 213 Washington Street, Newark, New Jersey 07102.

Control of Pruco Life Insurance Company

Pruco Life is a wholly-owned subsidiary of The Prudential Insurance Company of America ("Prudential"), a New Jersey stock life insurance company that has been doing business since October 13, 1875.  Prudential is an indirect wholly-owned subsidiary of Prudential Financial, Inc. (“Prudential Financial”), a New Jersey insurance holding company for financial services businesses offering a wide range of insurance, investment management, and other financial products and services.  The principal Executive Office each of Prudential and Prudential Financial is Prudential Plaza, 751 Broad Street, Newark, New Jersey 07102.

As Pruco Life’s ultimate parent, Prudential Financial exercises significant influence over the operations and capital structure of Pruco Life and Prudential.  However, neither Prudential Financial, Prudential, nor any other related company has any legal responsibility to pay amounts that Pruco Life may owe under the Contract.

State Regulation

Pruco Life is subject to regulation and supervision by the Department of Insurance of the State of Arizona, which periodically examines its operations and financial condition.  It is also subject to the insurance laws and regulations of all jurisdictions in which it is authorized to do business.

Pruco Life is required to submit annual statements of its operations, including financial statements, to the insurance departments of the various jurisdictions in which it does business to determine solvency and compliance with local insurance laws and regulations.

In addition to the annual statements referred to above, Pruco Life is required to file with Arizona and other jurisdictions, a separate statement with respect to the operations of all of its variable contract accounts, in a form promulgated by the National Association of Insurance Commissioners.

Records

We maintain all records and accounts relating to the Account at our principal Executive Office.  As presently required by the Investment Company Act of 1940, as amended, and regulations promulgated thereunder, reports containing such information as may be required under the Act or by any other applicable law or regulation will be sent to you semi-annually at your last address known to us.

Services and Third Party Administration Agreements

Pruco Life and Prudential have entered into a Service Agreement pursuant to which Prudential furnishes to Pruco Life various services, including preparation, maintenance, and filing of accounts, books, records, and other documents required under federal or state law, and various other accounting, administrative, and legal services, which are customarily performed by the officers and employees of Prudential.  Pruco Life reimburses Prudential for its costs in providing such services.  Under this Agreement, Pruco Life has reimbursed Prudential $23,382,978 in 2010, $17,879,927 in 2009, and $18,861,514 in 2008 .

Pruco Life and Prudential have entered into an agreement under which Prudential furnishes Pruco Life the same administrative support services that it provides in the operation of its own business with regard to the payment of death claim proceeds by way of Prudential’s Alliance Account, Prudential’s retained asset settlement option.  Pruco Life transfers to Prudential an amount equal to the amount of the death claim, and Prudential establishes a retained asset settlement option for the beneficiary within its General Account and makes all payments necessary to satisfy such obligations.  As soon as the Pruco Life death claim is processed, the beneficiaries are furnished with an information kit that describes the settlement option and a check book on which they may write checks.  Pruco Life pays no fees or other compensation to Prudential under this agreement.

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Pruco Life has entered into a modified coinsurance (“modco”) agreement with M Life Insurance Company, under which 50% of each policy is ceded to M Life on a first-dollar quota share basis.

Pruco Life has also entered into Yearly Renewable Term (YRT) reinsurance agreements with Scottish Re, Munich America Reassurance Corporation, Transamerica, Optimum, and Generali (the “reinsurers”), under which Pruco Life cedes portions of the mortality risk.  The existing reinsurance with the reinsurers is on a first-dollar quota share basis.

Of the amount not reinsured with the reinsurers, Pruco Life retains 10% of the face amount, up to a limit of $100,000 per Contract, and reinsures the remainder with Prudential under a separate YRT reinsurance agreement.

The modco treaty with M Life and the YRT treaties with the reinsurers are coordinated with one another to be sure that no more than 90% of mortality risk is reinsured with the reinsurers.

On December 23, 2010, Prudential entered into an administrative Agreement with the Regulus Group, LLC ("Regulus") in which Regulus performs remittance processing services for Prudential, Pruco Life Insurance Company ("Pruco Life"), and Pruco Life Insurance Company of New Jersey ("Pruco Life of New Jersey").  Regulus began performing these administrative services for Prudential in 2009 under a temporary arrangement with Prudential and First Tennessee Bank National Association (“First Express”), which had been supplying such services previously.  Regulus is a provider of outsourced billing and payment services.  Regulus received $2,750,655 in 2010 and $223,178 in 2009 from Prudential for services rendered.  Regulus' principal business address is 450 Raritan Center Parkway, Suite B, Edison, New Jersey 08837.

Under a previous Agreement, First Tennessee Bank National Association ("First Express") provided remittance processing services for Prudential, Pruco Life, and Pruco Life of New Jersey, and received $2,790,008 in 2009 and $3,014,514 in 2008 for services rendered.  First Express no longer provides the remittance processing services for Prudential, Pruco Life, and Pruco Life of New Jersey, or any of its affiliates.

INITIAL PREMIUM PROCESSING

In general, the invested portion of the minimum initial premium will be placed in the Contract Fund as of the later of the Contract Date and the date we receive the premium.

Upon receipt of a request for life insurance from a prospective Contract Owner, Pruco Life will follow certain insurance underwriting (i.e., evaluation of risk) procedures designed to determine whether the proposed Insured is insurable.  The process may involve such verification procedures as medical examinations and may require that further information be provided by the proposed Insured before a determination can be made.  A Contract cannot be issued, (i.e., physically issued through Pruco Life’s computerized issue system) until this underwriting procedure has been completed.

These processing procedures are designed to provide temporary life insurance coverage to every prospective Contract Owner who pays the minimum initial premium at the time the request for coverage is submitted, subject to the terms of the Limited Insurance Agreement.  Since a Contract cannot be issued until after the underwriting process has been completed, we will provide temporary life insurance coverage through use of the Limited Insurance Agreement. This coverage is for the total Death Benefit applied for, up to the maximum described by the Limited Insurance Agreement.

The Contract Date is the date specified in the Contract.  This date is used to determine the insurance age of the proposed insured.  It represents the first day of the Contract Year and therefore determines the Contract Anniversary and Monthly Dates.  It also represents the commencement of the suicide and contestable periods for purposes of the Basic Insurance Amount.

If the minimum initial premium is paid with the application and no medical examination is required, the Contract Date will ordinarily be the date of the application.  If a delay is encountered (e.g., if a request for further information is not met promptly), generally, the Contract Date will be 21 days prior to the date on which the Contract is physically issued.  If a medical examination is required, the Contract Date will ordinarily be the date the examination is completed, subject to the same qualification as that noted above.

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If the premium paid with the application is less than the minimum initial premium, the Contract Date will be determined as described above.  The balance of the minimum initial premium amount will be applied as of the later of the Contract Date and the date premiums were received.

If no premium is paid with the application, the Contract Date will be the Contract Date stated in the Contract, which will generally be the date the minimum initial premium is received from the Contract Owner and the Contract is delivered.

There is one principle variation from the foregoing procedure.  If permitted by the insurance laws of the state in which the Contract is issued, the Contract may be backdated up to six months.   The Contract may not be backdated before the product introduction date.

In situations where the Contract Date precedes the date that the minimum initial premium is received, charges due prior to the initial premium receipt date will be deducted immediately after the net premium has been applied to the Contract Fund.
ADDITIONAL INFORMATION ABOUT
OPERATION OF CONTRACTS

Legal Considerations Relating to Sex-Distinct Premiums and Benefits

The Contract generally employs mortality tables that distinguish between males and females.  Thus, premiums and benefits differ under Contracts issued on males and females of the same age.  However, in those states that have adopted regulations prohibiting sex-distinct insurance rates, premiums and cost of insurance charges will be based on male rates, whether the insureds are male or female.  In addition, employers and employee organizations considering purchase of a Contract should consult their legal advisers to determine whether purchase of a Contract based on sex-distinct actuarial tables is consistent with Title VII of the Civil Rights Act of 1964 or other applicable law.

How a Type A (Fixed) Contract's Death Benefit Will Vary

There are three types of Death Benefit available under the Contract:  (1) Type A, a generally fixed Death Benefit; (2) Type B, a variable Death Benefit; and (3) Type C, a return of premium Death Benefit.  A Type C (return of premium) Death Benefit generally varies by the amount of premiums paid, a Type B (variable) Death Benefit varies with investment performance, and a Type A (fixed) Death Benefit does not vary unless it must be increased to comply with the Internal Revenue Code's definition of life insurance.

Under the Type A (fixed) Contract, the Death Benefit is generally equal to the Basic Insurance Amount, before the reduction of any Contract Debt.  If the Contract is kept in-force for several years, depending on how much premium you pay, and/or if investment performance is reasonably favorable, the Contract Fund may grow to the point where we will increase the Death Benefit in order to ensure that the Contract will satisfy the Internal Revenue Code's definition of life insurance.

Assuming no Contract Debt, the Death Benefit of a Type A (fixed) Contract will always be the greater of:

(1)	the Basic Insurance Amount; and

(2)	the Contract Fund before the deduction of any monthly charges due on that date, multiplied by the Attained Age factor that applies.

A listing of Attained Age factors can be found on your Contract Data pages.  The latter provision ensures that the Contract will always have a Death Benefit large enough so that the Contract will be treated as life insurance for tax purposes under current law.  Before the Contract is issued, the Contract Owner may choose between two methods that we use to determine the tax treatment of the Contract.

The following table illustrates at different ages how the Attained Age factor affects the Death Benefit for different Contract Fund amounts.  The table assumes a $250,000 Type A (fixed) Contract was issued when the insured was a male nonsmoker, age 35, and there is no Contract Debt.

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Type A (Fixed) Death Benefit
If		Then
The insured is age	and the Contract Fund is	the Attained Age factor is**	the Contract Fund multiplied by the Attained Age factor is	and the Death Benefit is
40 40 40	$ 25,000 $ 75,000 $100,000	4.04 4.04 4.04	101,000 303,000 404,000	$250,000 $303,000* $404,000*
60 60 60	$ 75,000 $125,000 $150,000	2.11 2.11 2.11	158,250 263,750 316,500	$250,000 $263,750* $316,500*
80 80 80	$150,000 $200,000 $225,000	1.32 1.32 1.32	198,000 264,000 297,500	$250,000 $264,000* $297,500*
*  Note that the Death Benefit has been increased to comply with the Internal Revenue Code’s definition of life insurance.
** Assumes the Contract Owner selected the Cash Value Accumulation Test.  These figures are based on the 2001 Commissioner’s Standard Ordinary (“CSO”) Mortality Tables.

This means, for example, that if the insured has reached the age of 60, and the Contract Fund is $150,000, the Death Benefit will be $316,500, even though the Basic Insurance Amount is $250,000.  In this situation, for every $1 increase in the Contract Fund, the Death Benefit will be increased by $2.11.  We reserve the right to refuse to accept any premium payment that increases the Death Benefit by more than it increases the Contract Fund.  If we exercise this right, in certain situations it may result in the loss of the Limited No-Lapse Guarantee.

How a Type B (Variable) Contract's Death Benefit Will Vary

Under the Type B (variable) Contract, while the Contract is in-force, the Death Benefit will never be less than the Basic Insurance Amount, before the reduction of any Contract Debt, but will also vary immediately after it is issued, with the investment results of the selected Variable Investment Options.  The Death Benefit may be increased to ensure that the Contract will satisfy the Internal Revenue Code's definition of life insurance.

Assuming no Contract Debt, the Death Benefit of a Type B (variable) Contract will always be the greater of:

(1)	the Basic Insurance Amount plus the Contract Fund before the deduction of any monthly charges due on that date; and

(2)	the Contract Fund before the deduction of any monthly charges due on that date, multiplied by the Attained Age factor that applies.

For purposes of computing the Death Benefit, if the Contract Fund is less than zero, we will consider it to be zero.  A listing of Attained Age factors can be found on your Contract Data pages.  The latter provision ensures that the Contract will always have a Death Benefit large enough so that the Contract will be treated as life insurance for tax purposes under current law.  Before the Contract is issued, the Contract Owner may choose between two methods that we use to determine the tax treatment of the Contract.

The following table illustrates various Attained Age factors and Contract Funds and the corresponding Death Benefits. The table assumes a $250,000 Type B (variable) Contract was issued when the insured was a male nonsmoker, age 35, and there is no Contract Debt.

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Type B (Variable) Death Benefit

If		Then
The insured is age	and the Contract Fund is	the Attained Age factor is**	the Contract Fund multiplied by the Attained Age factor is	and the Death Benefit is
40 40 40	$ 25,000 $ 75,000 $100,000	4.04 4.04 4.04	101,000 303,000 404,000	$275,000 $325,000 $404,000*
60 60 60	$ 75,000 $125,000 $150,000	2.11 2.11 2.11	158,250 263,750 316,500	$325,000 $375,000 $400,000
80 80 80	$150,000 $200,000 $225,000	1.32 1.32 1.32	198,000 264,000 297,000	$400,000 $450,000 $475,000
*  Note that the Death Benefit has been increased to comply with the Internal Revenue Code’s definition of life insurance.
** Assumes the Contract Owner selected the Cash Value Accumulation Test.  These figures are based on the 2001 Commissioner’s Standard Ordinary (“CSO”) Mortality Tables.

This means, for example, that if the insured has reached the age of 40, and the Contract Fund is $100,000, the Death Benefit will be $404,000, even though the Basic Insurance Amount is $250,000.  In this situation, for every $1 increase in the Contract Fund, the Death Benefit will be increased by $4.04.  We reserve the right to refuse to accept any premium payment that increases the Death Benefit by more than it increases the Contract Fund.  If we exercise this right, in certain situations it may result in the loss of the Limited No-Lapse Guarantee.

How a Type C (Return of Premium) Contract’s Death Benefit Will Vary

Under the Type C (return of premium) Contract, while the Contract is in-force, the Death Benefit will vary by the amount of premiums paid, less any withdrawals, both accumulated with interest at the rate(s) chosen by the Contract Owner and shown in the Contract Data pages.  The interest rate will range from 0% to 8%; in ½% increments.  The Death Benefit on a Type C Contract is limited to the Basic Insurance Amount plus an amount equal to: the Contract Fund plus the Type C Limiting Amount (the sum of the initial Basic Insurance Amount plus any initial Target Term Rider coverage amount) multiplied by the Type C Death Benefit Factor, both located in the Contract Limitations section of your Contract.  The Death Benefit may be increased to ensure that the Contract will satisfy the Internal Revenue Code's definition of life insurance.  Unlike Type A and Type B Contracts, the Death Benefit of a Type C Contract may be less than the Basic Insurance Amount in the event total withdrawals are greater than total premiums paid.

Assuming no Contract Debt, the Death Benefit of a Type C (return of premium) Contract will always be the lesser of:

(1)	the Basic Insurance Amount plus the total premiums paid into the Contract less any withdrawals, both accumulated with interest at the rate(s) displayed in the Contract Data pages; and

(2)
the Basic Insurance Amount plus the Contract Fund before deduction of any monthly charges due on that date plus the product of the Type C Limiting Amount multiplied by the Type C Death Benefit Factor, both found in the Contract Limitations section of the Contract Data pages.

However, if the product of the Contract Fund, before any monthly charges, multiplied by the Attained Age factor is greater than either (1) or (2), described above, then it will become the Death Benefit.

A listing of Attained Age factors can be found on your Contract Data pages.  The latter provision ensures that the Contract will always have a Death Benefit large enough so that the Contract will be treated as life insurance for tax purposes under current law.  Before the Contract is issued, the Contract Owner may choose between two methods that we use to determine the tax treatment of the Contract.

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The following table illustrates various Attained Age factors and Contract Funds and the corresponding Death Benefits. The table assumes a $250,000 Type C (return of premium) Contract was issued when the insured was a male nonsmoker, age 35, and there is no Contract Debt.

Type C (Return of Premium) Death Benefit

If			Then
The insured is age	and the Contract Fund is	and the premium paid less any withdrawals is	the Attained Age factor is**	the Contract Fund multiplied by the Attained Age factor is	and the Death Benefit is
40 40 40	$25,000 $75,000 $100,000	$15,000 $60,000 $80,000	4.04 4.04 4.04	101,000 303,000 404,000	$265,000 $310,000 $404,000*
60 60 60	$75,000 $125,000 $150,000	$ 60,000 $100,000 $125,000	2.11 2.11 2.11	158,250 263,750 316,500	$310,000 $350,000 $375,000
80 80 80	$150,000 $200,000 $225,000	$125,000 $150,000 $175,000	1.32 1.32 1.32	198,000 264,000 297,500	$375,000 $400,000 $425,000
* Note that the Death Benefit has been increased to comply with the Internal Revenue Code’s definition of life insurance.
** Assumes the Contract Owner selected the Cash Value Accumulation Test.  These figures are based on the 2001 Commissioner’s Standard Ordinary (“CSO”) Mortality Tables.

This means, for example, that if the insured has reached the age of 40, and the premiums paid less any withdrawals equals $80,000, the Death Benefit will be $404,000, even though the Basic Insurance Amount is $250,000.  In this situation, for every $1 increase in the Contract Fund, the Death Benefit will be increased by $4.04.  We reserve the right to refuse to accept any premium payment that increases the Death Benefit by more than it increases the Contract Fund.  If we exercise this right, in certain situations it may result in the loss of the Limited No-Lapse Guarantee.

Reports to Contract Owners

Once each year, we will send you a statement that provides certain information pertinent to your Contract.  This statement will detail values, transactions made, and specific Contract data that apply only to your particular Contract.

You will also be sent annual and semi-annual reports of the Funds showing the financial condition of the Portfolios and the investments held in each Portfolio.

UNDERWRITING PROCEDURES

When you express interest in obtaining insurance from us, you may apply for coverage in one of two ways, via a paper application or through our Worksheet process.  When using the paper application, a registered representative completes a full application and submits it to our underwriting unit to commence the underwriting process.  A registered representative may be an agent/broker who is a representative of Pruco Securities, LLC (“Prusec”), a broker dealer affiliate of Prudential, or in some cases, a broker dealer not directly affiliated with Prudential.

When using the Worksheet process, a registered representative typically collects enough applicant information to start the underwriting process.  The representative will submit the information to our New Business Department to begin processing, which includes scheduling a direct call to the applicant to obtain medical information, and to confirm other data.

Regardless of which of the two underwriting processes is followed, once we receive the necessary information, which may include doctors’ statements, medical examinations from physicians or paramedical vendors, test results, and

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other information, we will make a decision regarding our willingness to accept the risk, and the price at which we will accept the risk.  We will issue the Contract when the risk has been accepted and priced.

ADDITIONAL INFORMATION ABOUT CHARGES

Charges for Increases in Basic Insurance Amount

Each time you increase your Basic Insurance Amount, we will send you new Contract Data pages showing the amount and effective date of the change and the recomputed charges, values, and limitations.  No transaction charge is currently being made in connection with an increase in Basic Insurance Amount.  However, we reserve the right to make such a charge in an amount of up to $25.

The Sales Load Target Premium is calculated separately for each Coverage Segment.  When premiums are paid, each payment is allocated to each Coverage Segment based on the proportion of the Sales Load Target Premium in each segment to the total Sales Load Target Premiums of all segments.  Currently, the sales load charge for each Coverage Segment is equal to 9.75% of the allocated premium paid in each Contract Year up to the Sales Load Target Premium and 4% of allocated premiums paid in excess of this amount for the first 10 Contract Years; 3% thereafter.

ADDITIONAL INFORMATION ABOUT CONTRACTS IN DEFAULT

When your Contract is in default, no part of your Contract Fund is available to you.  Consequently, you are not able to take any loans, partial withdrawals or surrenders, or make any transfers among the investment options.  In addition, during any period in which your Contract is in default, you may not change the way in which subsequent premiums are allocated or increase the amount of your insurance by increasing the Basic Insurance Amount of the Contract.

DISTRIBUTION AND COMPENSATION

In an effort to promote the sale of our variable products (which may include the placement of our Contracts on a preferred or recommended company or product list and/or access to a broker-dealer’s selling agents), we or Prusec may enter into compensation arrangements with certain broker-dealer firms authorized by Prusec to sell the Contract, or branches of such firms, with respect to certain or all selling agents of such firms under which such firms may receive separate compensation or reimbursement for, among other things, training of sales personnel, marketing and / or administrative and / or other services they provide to us or our affiliates.  To the extent permitted by applicable rules, laws, and regulations, Prusec may pay or allow other promotional incentives or payments in the form of cash or non-cash compensation.  These arrangements may not be offered to all firms, and the terms of such arrangements may differ between firms.  You should note that firms and individual registered representatives, selling agents, and branch managers within some firms participating in one of these compensation arrangements might receive greater compensation for selling the Contract than for selling a different Contract that is not eligible for these compensation arrangements.

Pruco Life makes these promotional payments directly to or in sponsorship of the firm (or its affiliated broker/dealers).  Examples of arrangements under which such payments may be made currently include, but are not limited to, sponsorships, conferences (national, regional and top producer), speaker fees, promotional items and reimbursements to firms for marketing activities or services paid by the firms and/or their selling agents.  The amount of these payments varies widely because some payments may encompass only a single event, such as a conference, and others have a much broader scope.

The list below provides the names of the firms (or their affiliated broker/dealers) that we are aware of (as of December 31, 2010) that received payment or accrued a payment amount with respect to variable product business during 2010.  The least amount paid or accrued and the greatest amount paid or accrued during 2010 were $0.19 and $3,732,624, respectively.

Name of Firms:

1 Financial Marketplace Securities LLC , 1717 Capital Management Company, 1st Global Capital Corp., 3 Mark Equities Inc., Ace Diversified Capital, Inc., AFA Financial Group LLC, Allstate Financial Services LLC, American Equity Investment Corp., American Portfolios Financial Services Inc., Ameriprise Financial Services Inc., Ameritas Investment Corp., Amsouth Investment Services Inc., AON Benfield Securities, Inc., Arlington Securities Inc., Askar

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Corp., Associated Securities Corp., Aurum Securities Corp., Ausdal Financial Partners Inc., AXA Advisors LLC, Bancnorth Investment Group Inc., BB&T Investments Services Inc., BBVA Compass Investment Solutions Inc., BCG Securities Inc., Benefit Funding Services LLC, Berthel Fisher & Co. Financial Services Inc., BG Worldwide Securities Inc., Broker Dealer Financial Services Corp., Brokers International Financial Services, Brookstone Securities, Inc., Cadaret  Grant & Co. Inc., Cambridge Investment Research Inc., Cambridge Legacy Securities LLC, Cantella & Company Inc., Cap Pro Brokerage Services Inc., Capital Analysts Inc., Capital Financial Services Inc., Capital Investment Group Inc., Capital Select Investments Corp., Catholic Financial Services Corp., CBIZ Financial Solutions Inc., CCO Investment Services, Corp., Centara Capital Securities, Inc., Centaurus Financial Inc., CFA/Lincoln Financial Advisors, CFD Investments Inc., CFG Financial Associates Inc., CIBC World Markets Corp., Citigroup Global Markets Inc., Clark Bardes Securities Inc., Clark Securities Inc., CMS Investment Resources Inc., Comerica Securities Inc., Commonwealth Financial Network, Comprehensive Asset Management & Services, Concord Equity Group LLC (The), Conservative Financial Services Inc., Coordinated Capital Securities, Cornerstone Institutional Investors Inc., CPS Financial and Insurance Services Inc., Crown Capital Securities LP, Curtis Securities LLC, Cuso Financial Services LP, Cutter & Company Brokerage Inc., CW Securities LLC, Dempsey Financial Network Inc., Dewaay Financial Network, LLC., Dolphin Securities Inc., Dunwoody Brokerage Services Inc., Edward D Jones and Company LP, Elite Securities Inc., Empire Securities Corp., Eplanning Securities Inc., Equitrust Marketing Services, LLC, Equity Services Inc., Essex Financial Services Inc., Executive Services Securities, Farmers Financial Solutions Inc., FAS Corp., Fifth Third Securities Inc., Financial Network Investment Corp., Financial West Group, Fintegra LLC, First Allied Securities Inc., First Asset Financial Inc., First Brokerage America, LLC, First Heartland Capital Inc., First State Financial Mgmt. Inc., First Wall Street Corp., Foothill Securities Inc., Fortune Financial Services Inc., Fortune Securities Inc., FPCM Securities, LLC, Franklin Financial Services Corp., FSC Securities Corp., GA Financial Inc., Geneos Wealth Management Inc., Genworth Financial Securities Corp., Girard Securities Inc., Great American Advisors Inc., Guardian Investors Services Corp., Gunn Allen Financial Inc., GWN Securities Inc., H&R Block Financial Advisors Inc., Haas Financial Products Inc., Hancock Securities Group, Hantz Financial Services, Inc., Harbor Financial Services LLC, Harbour Investments Inc., HD Vest Investment Securities Inc., Herndon Plant Oakley Limited, Horan Securities Inc., Hornor Townsend & Kent Inc., Huntleigh Securities Corp., IFG Network Securities, IMS Securities Inc., Independent Financial Group Inc., ING Financial Partners Inc., Interlink Securities Corp., Intervest Int'l Equities Corp., Invest Financial Corp. Insurance Agency Inc., Invest Financial Corp., Investacorp Inc., Investment Professionals Inc., Investors Capital Corp., Investors Security Company Inc., Iron Street Securities Inc., Janney Montgomery Scott LLC, JJB Hilliard, WL Lyons, LLC, JW Cole Financial Inc., KCD Financial Inc., KMS Financial Services, Inc., Kovack Securities Inc., Lasalle Street Securities LLC, Leaders Group Inc. (The), Legacy Financial Services Inc., Legend Equities Corp., Lifemark Securities Corp., Lincoln Financial Advisors Corp., Lincoln Financial Securities Corp., Lincoln Investment Planning Inc., Liss Financial Services, LM Kohn & Company, Loria Financial Group LLC, LPL Financial Corp., LSY Inc. DBA American Investors Company, M Financial Securities Marketing, Inc., M Holdings Securities Inc., M&T Securities, Inc., MAFG Ria Services Inc., Medallion Investment Services Inc., Meridien Financial Group Inc., Merrill Lynch Pierce Fenner & Smith Inc., Metlife Securities, Inc., Mid Atlantic Capital Corp., MMC Securities Corp., MML Investors Services Inc., Money Concepts Capital Corp., Morgan Keegan & Company Inc., Morgan Stanley & Company Inc., Morgan Stanley DW Inc., MTL Equity Products Inc., Multi Financial Securities Corp., Mutual Service Corp., Mutual Trust Company of America Sec., MWA Financial Services Inc., National Planning Corp., NBC Securities Inc., New England Securities, Newport Group Securities Inc., Next Financial Group Inc., NFP Securities Inc., Northland Securities Inc., Northwestern Mutual Investment Services, NPB Financial Group, LLC, NRP Financial, Inc., NYLife Securities, Oberweis Securities, Ogilvie Security Advisors Corp., Olde Economie Financial Consultants Ltd., One Securities Corp., OneAmerica Securities Inc., Pacific West Securities Inc., Packerland Brokerage Services Inc., Pan American Financial Services Inc., Papalia Securities, Inc., Park Avenue Securities LLC, Partnervest Securities Inc., Pension Planners Securities Inc., PJ Robb Variable Corp., Primevest Financial Services Inc., Princor Financial Services, Private Client Services LLC, Private Consulting Group Inc., Private Placement Insurance Products, LL, Proequities Inc., Prospera Financial Services, Inc., Purshe Kaplan Sterling Investments Inc., QA3 Financial Corp., Quest Capital Strategies Inc., Questar Capital Corp., RA Bench, Rampart Financial Services Inc., Raymond James & Associates Inc., RBC Capital Markets Corp., Resource Horizons Group LLC, Retirement Capital Group Securities Inc., RMIN Securities Inc., Robert W Baird & Co. Inc., Royal Alliance Associates Inc., Rydex Distributors Inc., Sagepoint Financial, Inc., Sammons Securities Company LLC, SCF Securities Inc., Securian Financial Services Inc., Securities America Inc., Securities Service Network Inc., Sigma Financial Corp., Signal Securities Inc., Signator Investors Inc., SII Investments Inc., SMH Capital, Inc., Smith, Brown & Groover Inc., Source Capital Group Inc., Southern Financial Group Inc., Southwest Securities Inc., Springboard Securities Inc., SSI Equity Services Inc., Stanley Laman Group Securities LLC, Stephens Inc., Stifel Nicolaus & Co. Inc., Stone & Youngberg LLC, Summit Brokerage Services, Inc., Summit Equities Inc., Sunset Financial Services Inc., Superior Financial Services Inc., Symetra Investment Services Inc., Syndicated Capital Inc., Synergy Investment Group LLC, TBN Securities & Insurance Services Inc., TD Wealth Management Services, TFS Securities Inc., The Enterprise Securities Company, The Investment Center Inc., The Leaders Group Inc., The New Penfacs, Inc., The ON Equity Sales Company, The Strategic Financial Alliance Inc., Thoroughbred Financial Services LLC, Tower Square Securities Inc., Trading Services Group Inc., Transamerica Financial Advisors, Inc., Triad Advisors Inc.,

8

Trustmont Financial Group, Inc., UBS Financial Services Inc., United Planners Financial Services, United Securities Alliance Inc., Univest Investments Inc., USA Advanced Planners, Inc., USA Financial Securities Corp., USALLIANZ Securities Inc., USI Securities Inc., Uvest Investment Services Inc., Valmark Securities Inc., Veravest Investments Inc., VFIC Securities Inc., VSR Financial Services Inc., Wachovia Insurance Services Broker Dealer, Wall Street Financial Group Inc., Walnut Street Securities, Waterstone Financial Group Inc., Wells Fargo Advisors LLC, Wells Fargo Brokerage Services LLC, Wells Fargo Investments LLC, Western Equity Group Inc., Windham Financial Services Inc., Woodbury Financial Services Inc., Workman Securities Corp, World Equity Group, Worth Financial Group Inc., WRP Investments Inc., WS Griffith Securities Inc.

Your registered representative, broker-dealer, or an affiliate authorized to sell this Contract, can provide you with more information about the compensation arrangements that apply upon the sale of the Contract.

EXPERTS

The consolidated financial statements of Pruco Life Insurance Company and its subsidiaries as of December 31, 2010 and 2009 and for each of the three years in the period ended December 31, 2010 and the financial statements of Pruco Life Variable Universal Account as of December 31, 2010 and for each of the two years in the period then ended included in this Statement of Additional Information have been so included in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting. PricewaterhouseCoopers LLP's principal business address is 300 Madison Avenue, New York, New York, 10017.

Actuarial matters included in this Statement of Additional Information have been examined by Nancy D. Davis, MAAA, FSA, Vice President and Actuary of Prudential.

PERFORMANCE DATA

Average Annual Total Return

The Account may advertise average annual total return information calculated according to a formula prescribed by the U.S. Securities and Exchange Commission (“SEC”).  Average annual total return shows the average annual percentage increase, or decrease, in the value of a hypothetical contribution allocated to a Subaccount from the beginning to the end of each specified period of time.  The SEC standardized version of this performance information is based on an assumed contribution of $1,000 allocated to a Subaccount at the beginning of each period and full withdrawal of the value of that amount at the end of each specified period.  This method of calculating performance further assumes that (i) a $1,000 contribution was allocated to a Subaccount and (ii) no transfers or additional payments were made.  Premium taxes are not included in the term “charges” for purposes of this calculation.  Average annual total return is calculated by finding the average annual compounded rates of return of a hypothetical contribution that would compare the Unit Value on the first day of a specified period to the ending redeemable value at the end of the period according to the following formula:

P(1+T)n = ERV

Where T equals average annual total return, where ERV (the ending redeemable value) is the value at the end of the applicable period of a hypothetical contribution of $1,000 made at the beginning of the applicable period, where P equals a hypothetical contribution of $1,000, and where n equals the number of years.

Non-Standard Total Return

In addition to the standardized average annual total return information described above, we may present total return information computed on bases different from that standardized method.  The Account may also present aggregate total return figures for various periods, reflecting the cumulative change in value of an investment in the Account for the specified period.

For the periods prior to the date the Subaccounts commenced operations, non-standard performance information for the Contracts will be calculated based on the performance of the Funds and the assumption that the Subaccounts were in existence for the same periods as those indicated for the Funds, with the level of Contract charges that were in effect at the inception of the Subaccounts (this is referred to as “hypothetical performance data”).  Standard and non-standard average annual return calculations include the mortality and expense risk charge under the Contract, but do not reflect other life insurance contract charges (sales, administration, and actual cost of insurance) nor any

9

applicable surrender or lapse charges, which would significantly lower the returns.  Information stated for any given period does not indicate or represent future performance.

Money Market Subaccount Yield

The “total return” figures for the Money Market Subaccount are calculated using historical investment returns of the Money Market Portfolio of The Prudential Series Fund as if MPremierSM VUL had been investing in that subaccount during a specified period.  Fees associated with the Series Fund are reflected; however, all fees, expenses, and charges associated with MPremierSM VUL are not reflected.

The yield is computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one accumulation unit of the Money Market Subaccount at the beginning of a specified period, subtracting a hypothetical charge reflecting deductions from Contract Owner accounts, and dividing the difference by the value of the subaccount at the beginning of the base period to obtain the base period return, and then multiplying the base period return by (365/7), with the resulting figure carried to the nearest ten-thousandth of 1%.  The effective yield is obtained by taking the base period return, adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result, according to the following formula: Effective Yield ([base period return + 1] 365/7)-1.

The yields on amounts held in the Money Market Subaccount will fluctuate on a daily basis.  Therefore, the stated yields for any given period are not an indication of future yields.

FINANCIAL STATEMENTS

The financial statements of the Account should be distinguished from the consolidated financial statements of Pruco Life and its subsidiaries, which should be considered only as bearing upon the ability of Pruco Life to meet its obligations under the Contracts.

10

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENT OF NET ASSETS
December 31, 2010

	SUBACCOUNTS
	Prudential Money Market Portfolio	Prudential Diversified Bond Portfolio	Prudential Equity Portfolio	Prudential Flexible Managed Portfolio	Prudential Conservative Balanced Portfolio
ASSETS
Investment in the portfolios, at value	$168,218,452	$105,024,908	$62,293,757	$7,036,872	$8,417,197

Net Assets	$168,218,452	$105,024,908	$62,293,757	$7,036,872	$8,417,197

NET ASSETS, representing:
Accumulation units	$168,218,452	$105,024,908	$62,293,757	$7,036,872	$8,417,197

	$168,218,452	$105,024,908	$62,293,757	$7,036,872	$8,417,197

Units outstanding	108,016,830	38,859,278	37,120,211	5,095,247	5,128,733

Portfolio shares held	16,821,845	8,999,564	2,516,919	450,216	527,393
Portfolio net asset value per share	$ 10.00	$ 11.67	$ 24.75	$ 15.63	$ 15.96
Investment in portfolio shares, at cost	$168,218,452	$99,401,567	$55,854,816	$6,645,516	$7,814,579

STATEMENT OF OPERATIONS For the period ended December 31, 2010
	SUBACCOUNTS
	Prudential Money Market Portfolio	Prudential Diversified Bond Portfolio	Prudential Equity Portfolio	Prudential Flexible Managed Portfolio	Prudential Conservative Balanced Portfolio
INVESTMENT INCOME
Dividend income	$ 66,202	$4,315,751	$ 449,074	$148,712	$189,320

EXPENSES
Charges to contract owners for assuming mortality risk and expense risk and for administration	824,005	495,708	193,768	50,849	36,661
Reimbursement for excess expenses	0	0	0	0	0

NET EXPENSES	824,005	495,708	193,768	50,849	36,661

NET INVESTMENT INCOME (LOSS)	(757,803)	3,820,043	255,306	97,863	152,659

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Capital gains distributions received	0	1,338,399	0	0	0
Realized gain (loss) on shares redeemed	0	897,774	283,121	(51,987)	156,557
Net change in unrealized gain (loss) on investments	0	3,669,748	5,921,103	632,889	548,926

NET GAIN (LOSS) ON INVESTMENTS	0	5,905,921	6,204,224	580,902	705,483

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(757,803)	$9,725,964	$6,459,530	$678,765	$858,142

The accompanying notes are an integral part of these financial statements.

A1

SUBACCOUNTS (Continued)
Prudential Value Portfolio	Prudential High Yield Bond Portfolio	Prudential Natural Resources Portfolio	Prudential Stock Index Portfolio	Prudential Global Portfolio	Prudential Government Income Portfolio	Prudential Jennison Portfolio	Prudential Small Capitalization Stock Portfolio

$55,063,503	$25,154,776	$9,080,450	$216,635,019	$19,225,741	$129,805,237	$56,721,883	$32,517,086

$55,063,503	$25,154,776	$9,080,450	$216,635,019	$19,225,741	$129,805,237	$56,721,883	$32,517,086

$55,063,503	$25,154,776	$9,080,450	$216,635,019	$19,225,741	$129,805,237	$56,721,883	$32,517,086

$55,063,503	$25,154,776	$9,080,450	$216,635,019	$19,225,741	$129,805,237	$56,721,883	$32,517,086

10,812,530	13,095,516	751,343	118,971,937	14,695,766	36,770,459	49,432,261	7,709,001

3,231,426	4,971,300	191,854	6,905,802	1,039,791	10,790,128	2,438,602	1,882,865
$ 17.04	$ 5.06	$ 47.33	$ 31.37	$ 18.49	$ 12.03	$ 23.26	$ 17.27
$53,897,298	$23,975,055	$6,737,805	$203,732,929	$17,761,294	$128,697,851	$45,513,082	$29,645,625

SUBACCOUNTS (Continued)
Prudential Value Portfolio	Prudential High Yield Bond Portfolio	Prudential Natural Resources Portfolio	Prudential Stock Index Portfolio	Prudential Global Portfolio	Prudential Government Income Portfolio	Prudential Jennison Portfolio	Prudential Small Capitalization Stock Portfolio

$437,447	$1,970,483	$ 27,368	$3,630,477	$ 277,435	$3,529,850	$216,866	$238,025

136,452	61,661	23,306	815,536	57,643	742,705	148,670	163,074
0	0	0	0	0	0	0	0

136,452	61,661	23,306	815,536	57,643	742,705	148,670	163,074

300,995	1,908,822	4,062	2,814,941	219,792	2,787,145	68,196	74,951

0	0	0	0	0	3,157,137	0	0
(592,913)	101,731	125,261	(1,462,047)	(88,919)	190,624	576,881	(211,808)
4,162,066	1,019,006	1,743,635	23,517,308	1,941,057	1,318,737	5,106,921	6,177,135

3,569,153	1,120,737	1,868,896	22,055,261	1,852,138	4,666,498	5,683,802	5,965,327

$3,870,148	$3,029,559	$1,872,958	$24,870,202	$2,071,930	$7,453,643	$5,751,998	$6,040,278

The accompanying notes are an integral part of these financial statements.

A2

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENT OF NET ASSETS
December 31, 2010

	SUBACCOUNTS
	T. Rowe Price International Stock Portfolio	Janus Aspen Janus Portfolio – Institutional Shares	MFS Growth Series – Initial Class	American Century VP Value Fund	Franklin Small- Mid Cap Growth Securities Fund
ASSETS
Investment in the portfolios, at value	$9,040,447	$3,765,791	$2,455,496	$9,162,606	$4,169,714

Net Assets	$9,040,447	$3,765,791	$2,455,496	$9,162,606	$4,169,714

NET ASSETS, representing:
Accumulation units	$9,040,447	$3,765,791	$2,455,496	$9,162,606	$4,169,714

	$9,040,447	$3,765,791	$2,455,496	$9,162,606	$4,169,714

Units outstanding	7,210,798	4,473,381	2,890,255	5,257,491	4,220,425

Portfolio shares held	651,329	155,226	99,453	1,563,585	193,580
Portfolio net asset value per share	$ 13.88	$ 24.26	$ 24.69	$ 5.86	$ 21.54
Investment in portfolio shares, at cost	$8,259,934	$3,303,421	$1,946,687	$10,656,891	$3,444,649

STATEMENT OF OPERATIONS For the period ended December 31, 2010
	SUBACCOUNTS
	T. Rowe Price International Stock Portfolio	Janus Aspen Janus Portfolio – Institutional Shares	MFS Growth Series – Initial Class	American Century VP Value Fund	Franklin Small- Mid Cap Growth Securities Fund
INVESTMENT INCOME
Dividend income	$ 78,688	$ 37,489	$ 2,623	$ 185,370	$ 0

EXPENSES
Charges to contract owners for assuming mortality risk and expense risk and for administration	45,443	22,254	13,227	50,493	17,353
Reimbursement for excess expenses	0	0	0	0	0

NET EXPENSES	45,443	22,254	13,227	50,493	17,353

NET INVESTMENT INCOME (LOSS)	33,245	15,235	(10,604)	134,877	(17,353)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Capital gains distributions received	26,229	0	0	0	0
Realized gain (loss) on shares redeemed	(78,346)	(7,632)	45,741	(109,540)	5,519
Net change in unrealized gain (loss) on investments	1,026,198	448,248	282,863	1,013,204	920,056

NET GAIN (LOSS) ON INVESTMENTS	974,081	440,616	328,604	903,664	925,575

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$1,007,326	$ 455,851	$318,000	$1,038,541	$908,222

The accompanying notes are an integral part of these financial statements.

A3

SUBACCOUNTS (Continued)
American Century VP Income & Growth Fund	Prudential SP Davis Value Portfolio	Dreyfus MidCap Stock Portfolio – Initial Shares	Dreyfus Opportunistic Small Cap Portfolio – Initial Shares	Prudential SP Small Cap Value Portfolio	Prudential Jennison 20/20 Focus Portfolio	Goldman Sachs Structured Small Cap Equity Fund	Invesco V.I. Utilities Fund

$1,009,137	$ 0	$ 343,255	$2,813,536	$45,561,867	$2,380,088	$1,501,475	$ 67,188

$1,009,137	$ 0	$ 343,255	$2,813,536	$45,561,867	$2,380,088	$1,501,475	$ 67,188

$1,009,137	$ 0	$ 343,255	$2,813,536	$45,561,867	$2,380,088	$1,501,475	$ 67,188

$1,009,137	$ 0	$ 343,255	$2,813,536	$45,561,867	$2,380,088	$1,501,475	$ 67,188

920,645	0	228,803	4,689,696	24,926,206	228,401	951,855	62,185

166,800	0	26,063	92,006	3,710,250	153,060	131,478	4,518
$ 6.05	$ 0.00	$ 13.17	$ 30.58	$ 12.28	$ 15.55	$ 11.42	$ 14.87
$989,034	$ 0	$ 357,112	$2,655,927	$42,496,382	$1,937,875	$1,441,462	$ 67,551

SUBACCOUNTS (Continued)
American Century VP Income & Growth Fund	Prudential SP Davis Value Portfolio	Dreyfus MidCap Stock Portfolio – Initial Shares	Dreyfus Opportunistic Small Cap Portfolio – Initial Shares	Prudential SP Small Cap Value Portfolio	Prudential Jennison 20/20 Focus Portfolio	Goldman Sachs Structured Small Cap Equity Fund	Invesco V.I. Utilities Fund

$ 12,756	$ 0	$ 2,950	$ 17,591	$ 254,205	$ 0	$ 6,840	$ 2,247

1,629	30,468	586	5,074	94,919	1,772	2,368	107
0	0	0	0	0	0	0	0

1,629	30,468	586	5,074	94,919	1,772	2,368	107

11,127	(30,468)	2,364	12,517	159,286	(1,772)	4,472	2,140

0	0	0	0	0	0	0	0
(50,585)	(1,904,492)	(7,161)	(46,644)	(418,541)	30,988	(14,274)	(62)
156,827	4,008,502	77,708	796,890	9,661,064	167,910	330,270	3,231

106,242	2,104,010	70,547	750,246	9,242,523	198,898	315,996	3,169

$117,369	$2,073,542	$ 72,911	$ 762,763	$9,401,809	$197,126	$ 320,468	$ 5,309

The accompanying notes are an integral part of these financial statements.

A4

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENT OF NET ASSETS
December 31, 2010

	SUBACCOUNTS
	Invesco V.I. Technology Fund	Janus Aspen Enterprise Portfolio – Service Shares	Janus Aspen Balanced Portfolio – Service Shares	Oppenheimer Small- & Mid-Cap Growth Fund/VA Service Shares	Janus Aspen Janus Portfolio – Service Shares
ASSETS
Investment in the portfolios, at value	$500,950	$2,343,267	$23,364,612	$70,045	$3,001,059

Net Assets	$500,950	$2,343,267	$23,364,612	$70,045	$3,001,059

NET ASSETS, representing:
Accumulation units	$500,950	$2,343,267	$23,364,612	$70,045	$3,001,059

	$500,950	$2,343,267	$23,364,612	$70,045	$3,001,059

Units outstanding	1,423,517	2,821,717	14,781,461	116,606	2,773,622

Portfolio shares held	31,309	62,437	794,174	1,541	124,888
Portfolio net asset value per share	$ 16.00	$ 37.53	$ 29.42	$ 45.46	$ 24.03
Investment in portfolio shares, at cost	$383,134	$2,082,882	$19,524,957	$64,193	$2,475,940

STATEMENT OF OPERATIONS For the period ended December 31, 2010
	SUBACCOUNTS
	Invesco V.I. Technology Fund	Janus Aspen Enterprise Portfolio – Service Shares	Janus Aspen Balanced Portfolio – Service Shares	Oppenheimer Small- & Mid-Cap Growth Fund/VA Service Shares	Janus Aspen Janus Portfolio – Service Shares
INVESTMENT INCOME
Dividend income	$ 0	$ 0	$562,875	$ 0	$10,034

EXPENSES
Charges to contract owners for assuming mortality risk and expense risk and for administration	837	2,652	43,906	1,772	6,683
Reimbursement for excess expenses	0	0	0	0	0

NET EXPENSES	837	2,652	43,906	1,772	6,683

NET INVESTMENT INCOME (LOSS)	(837)	(2,652)	518,969	(1,772)	3,351

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Capital gains distributions received	0	0	0	0	0
Realized gain (loss) on shares redeemed	2,533	1,648	118,845	36,430	21,928
Net change in unrealized gain (loss) on investments	86,743	322,918	1,048,622	165,576	340,094

NET GAIN (LOSS) ON INVESTMENTS	89,276	324,566	1,167,467	202,006	362,022

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$88,439	$321,914	$1,686,436	$200,234	$365,373

The accompanying notes are an integral part of these financial statements.

A5

SUBACCOUNTS (Continued)
Prudential SP Strategic Partners Focused Growth Portfolio	Prudential SP Mid Cap Growth Portfolio	Prudential SP Prudential U.S. Emerging Growth Portfolio	Prudential SP Growth Asset Allocation Portfolio	Janus Aspen Overseas Portfolio – Service Shares	Prudential SP International Growth Portfolio	Prudential SP International Value Portfolio	M Large Cap Growth Fund

$ 0	$ 0	$51,321,317	$111,508,323	$9,730,221	$16,832,731	$32,262,332	$1,196,642

$ 0	$ 0	$51,321,317	$111,508,323	$9,730,221	$16,832,731	$32,262,332	$1,196,642

$ 0	$ 0	$51,321,317	$111,508,323	$9,730,221	$16,832,731	$32,262,332	$1,196,642

$ 0	$ 0	$51,321,317	$111,508,323	$9,730,221	$16,832,731	$32,262,332	$1,196,642

0	0	29,307,023	78,724,588	3,390,695	10,846,913	20,984,242	79,637

0	0	6,630,661	12,445,125	173,630	3,243,301	4,696,118	73,730
$ 0.00	$ 0.00	$ 7.74	$ 8.96	$ 56.04	$ 5.19	$ 6.87	$ 16.23
$ 0	$ 0	$45,781,967	$110,893,343	$7,105,619	$19,133,838	$35,779,979	$1,079,906

SUBACCOUNTS (Continued)
Prudential SP Strategic Partners Focused Growth Portfolio	Prudential SP Mid Cap Growth Portfolio	Prudential SP Prudential U.S. Emerging Growth Portfolio	Prudential SP Growth Asset Allocation Portfolio	Janus Aspen Overseas Portfolio – Service Shares	Prudential SP International Growth Portfolio	Prudential SP International Value Portfolio	M Large Cap Growth Fund

$ 0	$ 0	$ 160,515	$1,921,096	$ 41,622	$ 224,809	$ 697,980	$ 3,609

4,361	12,566	96,573	195,493	12,669	32,215	73,856	0
0	0	0	0	0	0	0	0

4,361	12,566	96,573	195,493	12,669	32,215	73,856	0

(4,361)	(12,566)	63,942	1,725,603	28,953	192,594	624,124	3,609

0	0	0	0	0	0	0	0
68,840	(2,700,858)	(53,707)	(1,269,477)	244,033	(536,347)	(647,711)	(28,747)
(70,079)	4,415,869	7,198,287	12,827,988	1,497,145	2,405,312	3,681,067	332,156

(1,239)	1,715,011	7,144,580	11,558,511	1,741,178	1,868,965	3,033,356	303,409

$ (5,600)	$1,702,445	$7,208,522	$13,284,114	$1,770,131	$2,061,559	$3,657,480	$307,018

The accompanying notes are an integral part of these financial statements.

A6

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENT OF NET ASSETS
December 31, 2010

	SUBACCOUNTS
	M Capital Appreciation Fund	M International Equity Fund	M Business Opportunity Value Fund	ProFund VP Asia 30	ProFund VP Banks
ASSETS
Investment in the portfolios, at value	$1,553,518	$1,604,796	$822,700	$ 3,512	$ 2

Net Assets	$1,553,518	$1,604,796	$822,700	$ 3,512	$ 2

NET ASSETS, representing:
Accumulation units	$1,553,518	$1,604,796	$822,700	$ 3,512	$ 2

	$1,553,518	$1,604,796	$822,700	$ 3,512	$ 2

Units outstanding	83,823	103,382	55,761	1,003	3

Portfolio shares held	59,889	136,928	79,874	57	0*
Portfolio net asset value per share	$ 25.94	$ 11.72	$ 10.30	$ 61.12	$ 12.71
Investment in portfolio shares, at cost	$1,264,696	$1,991,713	$777,729	$ 3,156	$ 1

STATEMENT OF OPERATIONS For the period ended December 31, 2010
	SUBACCOUNTS
	M Capital Appreciation Fund	M International Equity Fund	M Business Opportunity Value Fund	ProFund VP Asia 30	ProFund VP Banks
INVESTMENT INCOME
Dividend income	$ 2,599	$ 50,910	$ 4,926	$ 36	$ 0

EXPENSES
Charges to contract owners for assuming mortality risk and expense risk and for administration	0	0	0	27	0
Reimbursement for excess expenses	0	0	0	0	0

NET EXPENSES	0	0	0	27	0

NET INVESTMENT INCOME (LOSS)	2,599	50,910	4,926	9	0

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Capital gains distributions received	0	0	0	0	0
Realized gain (loss) on shares redeemed	3,943	(181,518)	(3,121)	6,516	0
Net change in unrealized gain (loss) on investments	324,157	203,572	70,092	(6,339)	0

NET GAIN (LOSS) ON INVESTMENTS	328,100	22,054	66,971	177	0

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$330,699	$ 72,964	$ 71,897	$ 186	$ 0

*	Represents less than one share.

The accompanying notes are an integral part of these financial statements.

A7

SUBACCOUNTS (Continued)
ProFund VP Basic Materials	ProFund VP Bear	ProFund VP Biotechnology	ProFund VP UltraBull	ProFund VP Consumer Services	ProFund VP Consumer Goods	ProFund VP Oil & Gas	ProFund VP Europe 30

$ 2,506	$ 3,626	$ 440	$ 99,616	$ 1,784	$ 259	$ 88,764	$ 45,029

$ 2,506	$ 3,626	$ 440	$ 99,616	$ 1,784	$ 259	$ 88,764	$ 45,029

$ 2,506	$ 3,626	$ 440	$ 99,616	$ 1,784	$ 259	$ 88,764	$ 45,029

$ 2,506	$ 3,626	$ 440	$ 99,616	$ 1,784	$ 259	$ 88,764	$ 45,029

1,079	7,111	239	80,467	1,332	167	31,542	26,353

48	178	19	8,485	56	7	1,909	2,117
$ 52.17	$ 20.37	$ 22.87	$ 11.74	$ 32.01	$ 34.58	$ 46.49	$ 21.27
$ 2,175	$ 3,779	$ 440	$ 99,616	$ 1,691	$ 235	$ 76,307	$ 41,621

SUBACCOUNTS (Continued)
ProFund VP Basic Materials	ProFund VP Bear	ProFund VP Biotechnology	ProFund VP UltraBull	ProFund VP Consumer Services	ProFund VP Consumer Goods	ProFund VP Oil & Gas	ProFund VP Europe 30

$ 47	$ 0	$ 0	$ 0	$ 0	$ 1	$ 245	$ 561

6	15	3	127	2	0	194	87
0	0	0	0	0	0	0	0

6	15	3	127	2	0	194	87

41	(15)	(3)	(127)	(2)	1	51	474

0	0	0	0	0	0	0	0
1,549	(3,225)	310	29,464	168	(39)	(5,739)	1,680
(969)	1,449	(22)	11	94	36	14,392	(5,792)

580	(1,776)	288	29,475	262	(3)	8,653	(4,112)

$ 621	$ (1,791)	$ 285	$ 29,348	$ 260	$ (2)	$ 8,704	$ (3,638)

The accompanying notes are an integral part of these financial statements.

A8

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENT OF NET ASSETS
December 31, 2010

	SUBACCOUNTS
	ProFund VP Financials	ProFund VP Health Care	ProFund VP Internet	ProFund VP Japan	ProFund VP Mid-Cap Growth
ASSETS
Investment in the portfolios, at value	$ 2,704	$100,107	$ 1,784	$15,103	$ 3,339

Net Assets	$ 2,704	$100,107	$ 1,784	$15,103	$ 3,339

NET ASSETS, representing:
Accumulation units	$ 2,704	$100,107	$ 1,784	$15,103	$ 3,339

	$ 2,704	$100,107	$ 1,784	$15,103	$ 3,339

Units outstanding	3,207	78,462	657	11,944	1,749

Portfolio shares held	136	3,463	29	1,186	98
Portfolio net asset value per share	$ 19.81	$ 28.91	$ 60.73	$ 12.73	$ 34.21
Investment in portfolio shares, at cost	$ 2,760	$92,471	$ 1,424	$14,515	$ 2,755

STATEMENT OF OPERATIONS For the period ended December 31, 2010
	SUBACCOUNTS
	ProFund VP Financials	ProFund VP Health Care	ProFund VP Internet	ProFund VP Japan	ProFund VP Mid-Cap Growth
INVESTMENT INCOME
Dividend income	$ 171	$ 144	$ 0	$ 0	$ 0

EXPENSES
Charges to contract owners for assuming mortality risk and expense risk and for administration	32	217	3	65	6
Reimbursement for excess expenses	0	0	0	0	0

NET EXPENSES	32	217	3	65	6

NET INVESTMENT INCOME (LOSS)	139	(73)	(3)	(65)	(6)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Capital gains distributions received	0	0	171	0	0
Realized gain (loss) on shares redeemed	(6,014)	785	282	(5,431)	747
Net change in unrealized gain (loss) on investments	9,892	42	278	376	(37)

NET GAIN (LOSS) ON INVESTMENTS	3,878	827	731	(5,055)	710

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$ 4,017	$ 754	$ 728	$ (5,120)	$ 704

The accompanying notes are an integral part of these financial statements.

A9

SUBACCOUNTS (Continued)
ProFund VP Mid-Cap Value	ProFund VP Money Market	ProFund VP NASDAQ-100	ProFund VP Pharmaceuticals	ProFund VP Precious Metals	ProFund VP Real Estate	ProFund VP Rising Rates Opportunity	ProFund VP Semiconductor

$13,794	$2,462,543	$ 88,496	$ 465	$ 36,854	$ 43,001	$ 45,329	$ 1,723

$13,794	$2,462,543	$ 88,496	$ 465	$ 36,854	$ 43,001	$ 45,329	$ 1,723

$13,794	$2,462,543	$ 88,496	$ 465	$ 36,854	$ 43,001	$ 45,329	$ 1,723

$13,794	$2,462,543	$ 88,496	$ 465	$ 36,854	$ 43,001	$ 45,329	$ 1,723

7,213	2,274,467	45,901	485	12,589	24,979	87,452	1,424

530	2,462,543	4,597	21	660	996	3,777	86
$ 26.01	$ 1.00	$ 19.25	$ 22.09	$ 55.83	$ 43.17	$ 12.00	$ 19.98
$15,251	$2,462,543	$ 79,181	$ 457	$ 26,725	$ 40,726	$ 50,934	$ 1,663

SUBACCOUNTS (Continued)
ProFund VP Mid-Cap Value	ProFund VP Money Market	ProFund VP NASDAQ-100	ProFund VP Pharmaceuticals	ProFund VP Precious Metals	ProFund VP Real Estate	ProFund VP Rising Rates Opportunity	ProFund VP Semiconductor

$ 39	$ 604	$ 0	$ 15	$ 0	$ 1,542	$ 0	$ 0

31	7,516	173	1	112	101	96	1
0	0	0	0	0	0	0	0

31	7,516	173	1	112	101	96	1

8	(6,912)	(173)	14	(112)	1,441	(96)	(1)

0	0	0	0	0	0	0	0
(276)	0	18,832	1	7,966	9,107	(395)	(441)
2,619	0	(15,618)	(9)	1,132	(2,194)	(6,889)	60

2,343	0	3,214	(8)	9,098	6,913	(7,284)	(381)

$ 2,351	$ (6,912)	$ 3,041	$ 6	$ 8,986	$ 8,354	$ (7,380)	$ (382)

The accompanying notes are an integral part of these financial statements.

A10

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENT OF NET ASSETS
December 31, 2010

	SUBACCOUNTS
	ProFund VP Short NASDAQ-100	ProFund VP Short Small-Cap	ProFund VP Small-Cap	ProFund VP Small-Cap Growth	ProFund VP Small-Cap Value
ASSETS
Investment in the portfolios, at value	$ 58,617	$ 0	$ 93,021	$ 7,699	$ 1

Net Assets	$ 58,617	$ 0	$ 93,021	$ 7,699	$ 1

NET ASSETS, representing:
Accumulation units	$ 58,617	$ 0	$ 93,021	$ 7,699	$ 1

	$ 58,617	$ 0	$ 93,021	$ 7,699	$ 1

Units outstanding	173,902	0	49,186	3,915	1

Portfolio shares held	6,203	0	3,329	268	0*
Portfolio net asset value per share	$ 9.45	$ 8.47	$ 27.94	$ 28.69	$ 27.30
Investment in portfolio shares, at cost	$ 66,830	$ 0	$ 76,707	$ 6,411	$ 1

STATEMENT OF OPERATIONS For the period ended December 31, 2010
	SUBACCOUNTS
	ProFund VP Short NASDAQ-100	ProFund VP Short Small-Cap	ProFund VP Small-Cap	ProFund VP Small-Cap Growth	ProFund VP Small-Cap Value
INVESTMENT INCOME
Dividend income	$ 0	$ 0	$ 0	$ 0	$ 0

EXPENSES
Charges to contract owners for assuming mortality risk and expense risk and for administration	98	1	173	11	0
Reimbursement for excess expenses	0	0	0	0	0

NET EXPENSES	98	1	173	11	0

NET INVESTMENT INCOME (LOSS)	(98)	(1)	(173)	(11)	0

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Capital gains distributions received	0	0	0	0	0
Realized gain (loss) on shares redeemed	(5,172)	(404)	11,294	1,459	0
Net change in unrealized gain (loss) on investments	(8,264)	0	2,168	78	0

NET GAIN (LOSS) ON INVESTMENTS	(13,436)	(404)	13,462	1,537	0

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(13,534)	$ (405)	$ 13,289	$ 1,526	$ 0

*	Represents less than one share.

The accompanying notes are an integral part of these financial statements.

A11

SUBACCOUNTS (Continued)
ProFund VP Technology	ProFund VP Telecommunications	ProFund VP U.S. Government Plus	ProFund VP UltraMid-Cap	ProFund VP UltraNASDAQ-100	ProFund VP UltraSmall-Cap	ProFund VP Bull	ProFund VP Utilities

$ 503	$ 2,854	$ 87,174	$ 55,414	$ 347,235	$ 55,412	$48,637	$ 714

$ 503	$ 2,854	$ 87,174	$ 55,414	$ 347,235	$ 55,412	$48,637	$ 714

$ 503	$ 2,854	$ 87,174	$ 55,414	$ 347,235	$ 55,412	$48,637	$ 714

$ 503	$ 2,854	$ 87,174	$ 55,414	$ 347,235	$ 55,412	$48,637	$ 714

291	2,256	63,108	24,095	160,778	28,528	35,263	375

30	378	4,445	2,017	15,950	3,431	1,849	25
$ 16.82	$ 7.56	$ 19.61	$ 27.48	$ 21.77	$ 16.15	$ 26.30	$ 28.36
$ 399	$ 2,528	$ 89,789	$ 55,414	$ 347,243	$ 55,412	$43,495	$ 711

SUBACCOUNTS (Continued)
ProFund VP Technology	ProFund VP Telecommunications	ProFund VP U.S. Government Plus	ProFund VP UltraMid-Cap	ProFund VP UltraNASDAQ-100	ProFund VP UltraSmall-Cap	ProFund VP Bull	ProFund VP Utilities

$ 0	$ 62	$ 390	$ 0	$ 0	$ 0	$ 111	$ 14

62	5	186	27	73	35	149	1
0	0	0	0	0	0	0	0

62	5	186	27	73	35	149	1

(62)	57	204	(27)	(73)	(35)	(38)	13

0	0	0	0	0	0	0	0
6,048	(10)	11,116	(6,517)	32,026	9,138	6,726	315
(8,346)	318	(2,615)	0	(284)	0	(8,559)	(20)

(2,298)	308	8,501	(6,517)	31,742	9,138	(1,833)	295

$(2,360)	$ 365	$ 8,705	$ (6,544)	$ 31,669	$ 9,103	$ (1,871)	$ 308

The accompanying notes are an integral part of these financial statements.

A12

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENT OF NET ASSETS
December 31, 2010

	SUBACCOUNTS
	AST T. Rowe Price Large-Cap Growth Portfolio	AST Cohen & Steers Realty Portfolio	AST JPMorgan Strategic Opportunities Portfolio	AST Value Portfolio	AST Neuberger Berman Small-Cap Growth Portfolio
ASSETS
Investment in the portfolios, at value	$15,313,244	$2,790,093	$1,749,398	$2,375,711	$ 762,039

Net Assets	$15,313,244	$2,790,093	$1,749,398	$2,375,711	$ 762,039

NET ASSETS, representing:
Accumulation units	$15,313,244	$2,790,093	$1,749,398	$2,375,711	$ 762,039

	$15,313,244	$2,790,093	$1,749,398	$2,375,711	$ 762,039

Units outstanding	1,379,508	213,377	136,936	216,939	65,804

Portfolio shares held	1,236,934	457,392	134,776	275,925	83,925
Portfolio net asset value per share	$ 12.38	$ 6.10	$ 12.98	$ 8.61	$ 9.08
Investment in portfolio shares, at cost	$13,158,945	$2,486,798	$1,639,632	$2,540,653	$ 665,731

STATEMENT OF OPERATIONS For the period ended December 31, 2010
	SUBACCOUNTS
	AST T. Rowe Price Large-Cap Growth Portfolio	AST Cohen & Steers Realty Portfolio	AST JPMorgan Strategic Opportunities Portfolio	AST Value Portfolio	AST Neuberger Berman Small-Cap Growth Portfolio
INVESTMENT INCOME
Dividend income	$ 0	$37,276	$ 6,106	$30,337	$ 0

EXPENSES
Charges to contract owners for assuming mortality risk and expense risk and for administration	35,272	2,285	1,602	2,042	626
Reimbursement for excess expenses	0	0	0	0	0

NET EXPENSES	35,272	2,285	1,602	2,042	626

NET INVESTMENT INCOME (LOSS)	(35,272)	34,991	4,504	28,295	(626)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Capital gains distributions received	0	0	0	0	0
Realized gain (loss) on shares redeemed	57,411	277	3,728	(63,596)	1,052
Net change in unrealized gain (loss) on investments	2,045,070	542,150	101,047	298,175	128,740

NET GAIN (LOSS) ON INVESTMENTS	2,102,481	542,427	104,775	234,579	129,792

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$2,067,209	$577,418	$109,279	$262,874	$129,166

The accompanying notes are an integral part of these financial statements.

A13

SUBACCOUNTS (Continued)
AST Federated Aggressive Growth Portfolio	AST Small- Cap Value Portfolio	AST Goldman Sachs Mid-Cap Growth Portfolio	AST Large- Cap Value Portfolio	AST Marsico Capital Growth Portfolio	AST MFS Growth Portfolio	AST Neuberger Berman Mid-Cap Growth Portfolio	AST Small-Cap Growth Portfolio

$1,536,886	$3,409,359	$2,339,879	$13,846,022	$9,301,147	$743,515	$ 365,945	$11,960,210

$1,536,886	$3,409,359	$2,339,879	$13,846,022	$9,301,147	$743,515	$ 365,945	$11,960,210

$1,536,886	$3,409,359	$2,339,879	$13,846,022	$9,301,147	$743,515	$ 365,945	$11,960,210

$1,536,886	$3,409,359	$2,339,879	$13,846,022	$9,301,147	$743,515	$ 365,945	$11,960,210

113,181	253,199	157,024	1,669,219	881,325	62,597	25,419	965,554

165,970	251,242	430,125	1,039,491	480,928	77,208	17,132	586,285
$ 9.26	$ 13.57	$ 5.44	$ 13.32	$ 19.34	$ 9.63	$ 21.36	$ 20.40
$1,328,611	$2,940,437	$1,980,735	$15,867,099	$8,902,759	$653,358	$ 337,602	$9,210,947

SUBACCOUNTS (Continued)
AST Federated Aggressive Growth Portfolio	AST Small- Cap Value Portfolio	AST Goldman Sachs Mid-Cap Growth Portfolio	AST Large- Cap Value Portfolio	AST Marsico Capital Growth Portfolio	AST MFS Growth Portfolio	AST Neuberger Berman Mid-Cap Growth Portfolio	AST Small-Cap Growth Portfolio

$ 570	$ 12,578	$ 0	$ 129,245	$ 55,950	$ 769	$ 0	$ 21,675

1,194	2,801	1,938	28,132	15,217	606	335	23,107
0	0	0	0	0	0	0	0

1,194	2,801	1,938	28,132	15,217	606	335	23,107

(624)	9,777	(1,938)	101,113	40,733	163	(335)	(1,432)

0	0	0	0	0	0	0	0
(3,664)	(9,880)	7,383	(527,237)	(65,216)	4,247	(6,222)	63,987
359,440	662,722	356,203	2,028,664	1,549,899	78,626	90,931	3,018,583

355,776	652,842	363,586	1,501,427	1,484,683	82,873	84,709	3,082,570

$355,152	$ 662,619	$ 361,648	$1,602,540	$1,525,416	$83,036	$ 84,374	$3,081,138

The accompanying notes are an integral part of these financial statements.

A14

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENT OF NET ASSETS
December 31, 2010

	SUBACCOUNTS
	AST PIMCO Limited Maturity Bond Portfolio	AST T. Rowe Price Natural Resources Portfolio	AST MFS Global Equity Portfolio	AST JPMorgan International Equity Portfolio	AST T. Rowe Price Global Bond Portfolio
ASSETS
Investment in the portfolios, at value	$1,045,151	$10,884,176	$1,021,332	$3,310,414	$1,277,447

Net Assets	$1,045,151	$10,884,176	$1,021,332	$3,310,414	$1,277,447

NET ASSETS, representing:
Accumulation units	$1,045,151	$10,884,176	$1,021,332	$3,310,414	$1,277,447

	$1,045,151	$10,884,176	$1,021,332	$3,310,414	$1,277,447

Units outstanding	81,231	675,627	73,854	273,479	95,787

Portfolio shares held	98,786	482,027	100,823	159,692	115,816
Portfolio net asset value per share	$ 10.58	$ 22.58	$ 10.13	$ 20.73	$ 11.03
Investment in portfolio shares, at cost	$1,050,626	$11,067,125	$981,466	$3,208,959	$1,305,987

STATEMENT OF OPERATIONS For the period ended December 31, 2010
	SUBACCOUNTS
	AST PIMCO Limited Maturity Bond Portfolio	AST T. Rowe Price Natural Resources Portfolio	AST MFS Global Equity Portfolio	AST JPMorgan International Equity Portfolio	AST T. Rowe Price Global Bond Portfolio
INVESTMENT INCOME
Dividend income	$30,659	$ 40,790	$ 4,327	$ 32,902	$ 32,214

EXPENSES
Charges to contract owners for assuming mortality risk and expense risk and for administration	1,106	8,823	853	2,885	1,189
Reimbursement for excess expenses	0	0	0	0	0

NET EXPENSES	1,106	8,823	853	2,885	1,189

NET INVESTMENT INCOME (LOSS)	29,553	31,967	3,474	30,017	31,025

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Capital gains distributions received	1,819	0	0	0	6,066
Realized gain (loss) on shares redeemed	(12,848)	(277,993)	(12,271)	(26,383)	(11,030)
Net change in unrealized gain (loss) on investments	22,161	2,070,300	114,657	218,277	45,249

NET GAIN (LOSS) ON INVESTMENTS	11,132	1,792,307	102,386	191,894	40,285

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$40,685	$1,824,274	$105,860	$ 221,911	$ 71,310

The accompanying notes are an integral part of these financial statements.

A15

SUBACCOUNTS (Continued)
Neuberger Berman Adviser’s Management Trust Socially Responsive Portfolio – Service Shares	American Century VP Mid Cap Value Fund – Class 1 Shares	JPMorgan Insurance Trust Intrepid Mid Cap Portfolio – Class 1 Shares	The Dreyfus Socially Responsible Growth Fund – Service Shares	Dreyfus MidCap Stock Portfolio – Service Shares	MFS Utilities Series – Initial Class	AST Schroders Multi-Asset World Strategies Portfolio	AST PIMCO Total Return Bond Portfolio

$ 76,917	$ 567,895	$ 112,648	$ 47,095	$ 111,290	$737,798	$ 292,574	$62,996,218

$ 76,917	$ 567,895	$ 112,648	$ 47,095	$ 111,290	$737,798	$ 292,574	$62,996,218

$ 76,917	$ 567,895	$ 112,648	$ 47,095	$ 111,290	$737,798	$ 292,574	$62,996,218

$ 76,917	$ 567,895	$ 112,648	$ 47,095	$ 111,290	$737,798	$ 292,574	$62,996,218

7,576	47,720	10,702	4,448	10,664	76,232	20,751	5,899,474

5,162	40,162	7,212	1,585	8,457	29,197	21,672	5,180,610
$ 14.90	$ 14.14	$ 15.62	$ 29.71	$ 13.16	$ 25.27	$ 13.50	$ 12.16
$ 68,245	$ 477,404	$ 90,131	$ 39,462	$ 99,107	$629,342	$ 269,715	$61,231,800

SUBACCOUNTS (Continued)
Neuberger Berman Adviser’s Management Trust Socially Responsive Portfolio – Service Shares	American Century VP Mid Cap Value Fund – Class 1 Shares	JPMorgan Insurance Trust Intrepid Mid Cap Portfolio – Class 1 Shares	The Dreyfus Socially Responsible Growth Fund – Service Shares	Dreyfus MidCap Stock Portfolio – Service Shares	MFS Utilities Series – Initial Class	AST Schroders Multi – Asset World Strategies Portfolio	AST PIMCO Total Return Bond Portfolio

$ 8	$ 9,327	$ 1,058	$ 277	$ 260	$16,990	$ 1,065	$1,149,443

33	217	78	44	55	531	389	161,998
0	0	0	0	0	0	0	0

33	217	78	44	55	531	389	161,998

(25)	9,110	980	233	205	16,459	676	987,445

0	0	0	0	0	0	0	1,110,407
1,418	7,399	13,584	1,239	3,509	8,085	393	544,392
6,993	61,406	3,415	3,676	9,369	57,022	22,033	1,916,246

8,411	68,805	16,999	4,915	12,878	65,107	22,426	3,571,045

$ 8,386	$ 77,915	$ 17,979	$ 5,148	$ 13,083	$81,566	$ 23,102	$4,558,490

The accompanying notes are an integral part of these financial statements.

A16

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENT OF NET ASSETS
December 31, 2010

	SUBACCOUNTS
	AST T. Rowe Price Asset Allocation Portfolio	AST Aggressive Asset Allocation Portfolio	AST Balanced Asset Allocation Portfolio	AST Preservation Asset Allocation Portfolio	AST First Trust Balanced Target Portfolio
ASSETS
Investment in the portfolios, at value	$300,517	$40,642,519	$66,264,414	$14,484,703	$362,890

Net Assets	$300,517	$40,642,519	$66,264,414	$14,484,703	$362,890

NET ASSETS, representing:
Accumulation units	$300,517	$40,642,519	$66,264,414	$14,484,703	$362,890

	$300,517	$40,642,519	$66,264,414	$14,484,703	$362,890

Units outstanding	21,762	3,474,400	5,835,875	1,309,841	25,518

Portfolio shares held	17,626	4,351,447	5,964,394	1,232,741	37,181
Portfolio net asset value per share	$ 17.05	$ 9.34	$ 11.11	$ 11.75	$ 9.76
Investment in portfolio shares, at cost	$282,337	$35,354,586	$59,382,173	$13,323,148	$333,118

STATEMENT OF OPERATIONS For the period ended December 31, 2010
	SUBACCOUNTS
	AST T. Rowe Price Asset Allocation Portfolio	AST Aggressive Asset Allocation Portfolio	AST Balanced Asset Allocation Portfolio	AST Preservation Asset Allocation Portfolio	AST First Trust Balanced Target Portfolio
INVESTMENT INCOME
Dividend income	$ 848	$ 171,354	$ 518,895	$ 182,398	$ 1,261

EXPENSES
Charges to contract owners for assuming mortality risk and expense risk and for administration	285	62,169	119,759	31,044	415
Reimbursement for excess expenses	0	0	0	0	0

NET EXPENSES	285	62,169	119,759	31,044	415

NET INVESTMENT INCOME (LOSS)	563	109,185	399,136	151,354	846

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Capital gains distributions received	0	0	0	0	0
Realized gain (loss) on shares redeemed	892	123,215	412,223	63,952	1,611
Net change in unrealized gain (loss) on investments	18,105	4,813,727	6,426,545	1,117,521	29,705

NET GAIN (LOSS) ON INVESTMENTS	18,997	4,936,942	6,838,768	1,181,473	31,316

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$19,560	$5,046,127	$7,237,904	$ 1,332,827	$32,162

The accompanying notes are an integral part of these financial statements.

A17

SUBACCOUNTS (Continued)
AST First Trust Capital Appreciation Target Portfolio	AST Advanced Strategies Portfolio	AST CLS Growth Asset Allocation Portfolio	AST CLS Moderate Asset Allocation Portfolio

$ 247,111	$ 294,690	$ 239,655	$ 324,614

$ 247,111	$ 294,690	$ 239,655	$ 324,614

$ 247,111	$ 294,690	$ 239,655	$ 324,614

$ 247,111	$ 294,690	$ 239,655	$ 324,614

16,768	20,519	16,660	23,866

24,936	26,962	22,377	32,592
$ 9.91	$ 10.93	$ 10.71	$ 9.96
$ 224,227	$ 274,935	$ 216,339	$ 300,686

SUBACCOUNTS (Continued)
AST First Trust Capital Appreciation Target Portfolio	AST Advanced Strategies Portfolio	AST CLS Growth Asset Allocation Portfolio	AST CLS Moderate Asset Allocation Portfolio

$ 792	$ 1,209	$ 518	$ 450

242	316	378	312
0	0	0	0

242	316	378	312

550	893	140	138

0	0	0	0
535	487	3,006	715
22,738	19,406	22,997	23,732

23,273	19,893	26,003	24,447

$ 23,823	$ 20,786	$ 26,143	$ 24,585

The accompanying notes are an integral part of these financial statements.

A18

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2010 and 2009

	SUBACCOUNTS
	Prudential Money Market Portfolio		Prudential Diversified Bond Portfolio		Prudential Equity Portfolio
	01/01/2010 to 12/31/2010	01/01/2009 to 12/31/2009	01/01/2010 to 12/31/2010	01/01/2009 to 12/31/2009	01/01/2010 to 12/31/2010	01/01/2009 to 12/31/2009
OPERATIONS
Net investment income (loss)	$(757,803)	$(185,325)	$3,820,043	$3,770,787	$255,306	$610,678
Capital gains distributions received	0	0	1,338,399	1,547,761	0	0
Realized gain (loss) on shares redeemed	0	0	897,774	(525,331)	283,121	(1,465,592)
Net change in unrealized gain (loss) on investments	0	0	3,669,748	11,300,609	5,921,103	16,841,764

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(757,803)	(185,325)	9,725,964	16,093,826	6,459,530	15,986,850

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	17,757,046	18,327,263	5,836,081	6,012,280	7,539,940	8,136,049
Policy loans	(1,275,955)	(1,748,951)	(1,058,839)	(719,060)	(1,421,335)	(980,208)
Policy loan repayments and interest	978,998	583,194	215,527	112,735	279,332	159,987
Surrenders, withdrawals and death benefits	(10,386,797)	(9,709,938)	(10,043,517)	(6,440,821)	(3,043,305)	(3,455,247)
Net transfers between other subaccounts or fixed rate option	(86,834,344)	3,826,018	8,485,489	634,981	(1,322,933)	(1,531,458)
Withdrawal and other charges	(5,927,148)	(6,998,193)	(3,532,142)	(4,009,698)	(3,527,735)	(3,729,004)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	(85,688,200)	4,279,393	(97,401)	(4,409,583)	(1,496,036)	(1,399,881)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(86,446,003)	4,094,068	9,628,563	11,684,243	4,963,494	14,586,969

NET ASSETS
Beginning of period	254,664,455	250,570,387	95,396,345	83,712,102	57,330,263	42,743,294

End of period	$168,218,452	$254,664,455	$105,024,908	$95,396,345	$62,293,757	$57,330,263

Beginning units	155,045,619	152,864,507	39,173,444	40,753,032	39,201,075	38,469,319

Units issued	39,924,743	36,456,479	9,258,912	6,371,039	8,042,084	8,882,906
Units redeemed	(86,953,532)	(34,275,367)	(9,573,078)	(7,950,627)	(10,122,948)	(8,151,150)

Ending units	108,016,830	155,045,619	38,859,278	39,173,444	37,120,211	39,201,075

The accompanying notes are an integral part of these financial statements.

A19

SUBACCOUNTS (Continued)
Prudential Flexible Managed Portfolio		Prudential Conservative Balanced Portfolio		Prudential Value Portfolio		Prudential High Yield Bond Portfolio
01/01/2010 to 12/31/2010	01/01/2009 to 12/31/2009	01/01/2010 to 12/31/2010	01/01/2009 to 12/31/2009	01/01/2010 to 12/31/2010	01/01/2009 to 12/31/2009	01/01/2010 to 12/31/2010	01/01/2009 to 12/31/2009

$ 97,863	$140,449	$ 152,659	$ 248,459	$ 300,995	$ 159,337	$1,908,822	$1,136,966
0	0	0	0	0	0	0	0
(51,987)	(90,708)	156,557	(216,591)	(592,913)	(2,237,559)	101,731	(150,850)
632,889	851,946	548,926	1,242,833	4,162,066	6,057,974	1,019,006	3,219,089

678,765	901,687	858,142	1,274,701	3,870,148	3,979,752	3,029,559	4,205,205

1,354,607	1,401,307	318,206	199,851	4,764,854	938,966	3,402,216	2,112,576
(783)	(4,801)	(55,433)	(6,247)	(631,346)	(12,153)	(534,025)	(526,465)
4,114	5,263	5,143	4,701	187,415	23,702	146,495	32,195
(1,046,412)	(62,781)	(124,968)	(85,367)	(2,457,506)	(1,770,431)	(1,477,220)	(799,204)
161,239	13,718	(95,632)	(1,148,212)	38,920,009	(1,231,962)	500,435	9,833,171
(404,680)	(381,346)	(248,817)	(168,628)	(2,221,814)	(484,473)	(1,766,212)	(1,052,438)

68,085	971,360	(201,501)	(1,203,902)	38,561,612	(2,536,351)	271,689	9,599,835

746,850	1,873,047	656,641	70,799	42,431,760	1,443,401	3,301,248	13,805,040

6,290,022	4,416,975	7,760,556	7,689,757	12,631,743	11,188,342	21,853,528	8,048,488

$7,036,872	$6,290,022	$8,417,197	$7,760,556	$55,063,503	$12,631,743	$25,154,776	$21,853,528

5,133,665	4,252,635	4,262,125	4,921,791	5,906,002	7,685,223	12,997,575	6,981,547

1,103,919	1,325,303	2,306,312	237,307	6,924,410	999,016	2,870,272	8,239,788
(1,142,337)	(444,273)	(1,439,704)	(896,973)	(2,017,882)	(2,778,237)	(2,772,331)	(2,223,760)

5,095,247	5,133,665	5,128,733	4,262,125	10,812,530	5,906,002	13,095,516	12,997,575

The accompanying notes are an integral part of these financial statements.

A20

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2010 and 2009

	SUBACCOUNTS
	Prudential Natural Resources Portfolio		Prudential Stock Index Portfolio		Prudential Global Portfolio
	01/01/2010 to 12/31/2010	01/01/2009 to 12/31/2009	01/01/2010 to 12/31/2010	01/01/2009 to 12/31/2009	01/01/2010 to 12/31/2010	01/01/2009 to 12/31/2009
OPERATIONS
Net investment income (loss)	$ 4,062	$ 10,613	$2,814,941	$3,214,948	$ 219,792	$ 366,511
Capital gains distributions received	0	503,919	0	0	0	0
Realized gain (loss) on shares redeemed	125,261	18,841	(1,462,047)	(6,262,022)	(88,919)	(661,028)
Net change in unrealized gain (loss) on investments	1,743,635	2,007,236	23,517,308	35,608,040	1,941,057	4,344,637

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	1,872,958	2,540,609	24,870,202	32,560,966	2,071,930	4,050,120

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	1,418,127	954,730	16,377,622	18,256,154	2,323,499	2,447,758
Policy loans	(29,320)	(179,448)	(2,692,813)	(1,791,456)	(372,632)	(224,237)
Policy loan repayments and interest	74,900	12,290	674,710	425,429	186,067	42,553
Surrenders, withdrawals and death benefits	(539,021)	(243,685)	(7,219,129)	(7,073,503)	(1,090,770)	(871,091)
Net transfers between other subaccounts or fixed rate option	728,102	770,271	30,546,111	(3,778,915)	54,939	(449,077)
Withdrawal and other charges	(812,347)	(551,135)	(8,487,506)	(8,876,328)	(1,037,474)	(1,136,426)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	840,441	763,023	29,198,995	(2,838,619)	63,629	(190,520)

TOTAL INCREASE (DECREASE) IN NET ASSETS	2,713,399	3,303,632	54,069,197	29,722,347	2,135,559	3,859,600

NET ASSETS
Beginning of period	6,367,051	3,063,419	162,565,822	132,843,475	17,090,182	13,230,582

End of period	$9,080,450	$6,367,051	$216,635,019	$162,565,822	$19,225,741	$17,090,182

Beginning units	607,531	455,764	112,803,027	115,268,388	14,707,808	15,081,278

Units issued	520,617	802,818	31,940,960	25,260,960	2,758,223	3,499,463
Units redeemed	(376,805)	(651,051)	(25,772,050)	(27,726,321)	(2,770,265)	(3,872,933)

Ending units	751,343	607,531	118,971,937	112,803,027	14,695,766	14,707,808

The accompanying notes are an integral part of these financial statements.

A21

SUBACCOUNTS (Continued)
Prudential Government Income Portfolio		Prudential Jennison Portfolio		Prudential Small Capitalization Stock Portfolio		T. Rowe Price International Stock Portfolio
01/01/2010 to 12/31/2010	01/01/2009 to 12/31/2009	01/01/2010 to 12/31/2010	01/01/2009 to 12/31/2009	01/01/2010 to 12/31/2010	01/01/2009 to 12/31/2009	01/01/2010 to 12/31/2010	01/01/2009 to 12/31/2009

$2,787,145	$2,476,037	$68,196	$140,963	$74,951	$228,427	$33,245	$92,798
3,157,137	346,985	0	0	0	1,837,031	26,229	0
190,624	(27,202)	576,881	(428,644)	(211,808)	(190,280)	(78,346)	(283,710)
1,318,737	3,957,210	5,106,921	14,561,747	6,177,135	2,488,432	1,026,198	2,135,420

7,453,643	6,753,030	5,751,998	14,274,066	6,040,278	4,363,610	1,007,326	1,944,508

0	3,666	7,323,643	7,452,225	165,666	95,736	149,463	132,429
(157,662)	(147,484)	(1,553,350)	(1,399,881)	(4,888)	(770)	(130,754)	(12,403)
117,979	110,370	357,781	191,132	56,867	4,426	12,889	6,739
(773,334)	(191)	(2,503,524)	(4,575,692)	(148,610)	(34,889)	(604,324)	(267,737)
21,886,942	(14,310)	4,620,212	(268,944)	4,340,430	59,876	3,537,761	(249,898)
(726,519)	(575,107)	(3,406,431)	(3,494,221)	(238,286)	(313,741)	(159,353)	(139,361)

20,347,406	(623,056)	4,838,331	(2,095,381)	4,171,179	(189,362)	2,805,682	(530,231)

27,801,049	6,129,974	10,590,329	12,178,685	10,211,457	4,174,248	3,813,008	1,414,277

102,004,188	95,874,214	46,131,554	33,952,869	22,305,629	18,131,381	5,227,439	3,813,162

$129,805,237	$102,004,188	$56,721,883	$46,131,554	$32,517,086	$22,305,629	$9,040,447	$5,227,439

30,729,521	30,924,772	45,194,782	48,152,481	6,665,913	6,771,516	4,935,118	5,409,695

9,949,172	35,273	12,743,053	10,164,833	1,766,740	57,330	4,495,508	886,327
(3,908,234)	(230,524)	(8,505,574)	(13,122,532)	(723,652)	(162,933)	(2,219,828)	(1,360,904)

36,770,459	30,729,521	49,432,261	45,194,782	7,709,001	6,665,913	7,210,798	4,935,118

The accompanying notes are an integral part of these financial statements.

A22

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2010 and 2009

	SUBACCOUNTS
	Janus Aspen Janus Portfolio – Institutional Shares		MFS Growth Series – Initial Class		American Century VP Value Fund
	01/01/2010 to 12/31/2010	01/01/2009 to 12/31/2009	01/01/2010 to 12/31/2010	01/01/2009 to 12/31/2009	01/01/2010 to 12/31/2010	01/01/2009 to 12/31/2009
OPERATIONS
Net investment income (loss)	$15,235	$(3,113)	$(10,604)	$(5,490)	$134,877	$344,043
Capital gains distributions received	0	0	0	0	0	0
Realized gain (loss) on shares redeemed	(7,632)	(622,255)	45,741	(13,321)	(109,540)	(1,016,058)
Net change in unrealized gain (loss) on investments	448,248	1,616,895	282,863	662,813	1,013,204	1,864,514

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	455,851	991,527	318,000	644,002	1,038,541	1,192,499

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	119,970	179,493	90,387	116,402	168,370	181,173
Policy loans	(5,458)	(160,461)	(25,190)	(10,773)	(37,282)	(62,778)
Policy loan repayments and interest	3,977	8,333	3,712	14,739	12,221	2,310
Surrenders, withdrawals and death benefits	(152,211)	(198,400)	(153,560)	(110,012)	(137,240)	(88,539)
Net transfers between other subaccounts or fixed rate option	(167,708)	(1,124,582)	149,601	(53,502)	208,676	(1,022,942)
Withdrawal and other charges	(174,595)	(229,412)	(125,675)	(124,306)	(184,193)	(173,972)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	(376,025)	(1,525,029)	(60,725)	(167,452)	30,552	(1,164,748)

TOTAL INCREASE (DECREASE) IN NET ASSETS	79,826	(533,502)	257,275	476,550	1,069,093	27,751

NET ASSETS
Beginning of period	3,685,965	4,219,467	2,198,221	1,721,671	8,093,513	8,065,762

End of period	$3,765,791	$3,685,965	$2,455,496	$2,198,221	$9,162,606	$8,093,513

Beginning units	5,000,422	7,670,514	3,014,924	3,262,079	5,240,821	6,143,873

Units issued	261,106	369,756	426,925	469,060	276,340	215,455
Units redeemed	(788,147)	(3,039,848)	(551,594)	(716,215)	(259,670)	(1,118,507)

Ending units	4,473,381	5,000,422	2,890,255	3,014,924	5,257,491	5,240,821

**	Date subaccount was no longer available for investment

The accompanying notes are an integral part of these financial statements.

A23

SUBACCOUNTS (Continued)
Franklin Small-Mid Cap Growth Securities Fund		American Century VP Income & Growth Fund		Prudential SP Davis Value Portfolio		Dreyfus MidCap Stock Portfolio – Initial Shares
01/01/2010 to 12/31/2010	01/01/2009 to 12/31/2009	01/01/2010 to 12/31/2010	01/01/2009 to 12/31/2009	01/01/2010 to 4/30/2010**	01/01/2009 to 12/31/2009	01/01/2010 to 12/31/2010	01/01/2009 to 12/31/2009

$(17,353)	$ (14,397)	$ 11,127	$ 38,848	$ (30,468)	$ 439,353	$ 2,364	$ 3,308
0	0	0	0	0	0	0	0
5,519	(171,048)	(50,585)	(115,346)	(1,904,492)	(1,624,091)	(7,161)	(65,264)
920,056	1,293,261	156,827	233,506	4,008,502	10,449,228	77,708	134,984

908,222	1,107,816	117,369	157,008	2,073,542	9,264,490	72,911	73,028

122,670	116,460	17,492	20,593	2,193,243	7,146,820	8,901	17,278
(24,177)	(102,304)	0	0	(404,385)	(1,196,677)	(2,416)	(2,015)
18,561	21,960	42	1,572	200,519	176,672	2,052	1,924
(281,958)	(135,970)	(125,141)	(17,926)	(1,022,455)	(1,765,919)	0	(54,696)
(53,183)	53,223	173,197	(50,924)	(40,658,306)	(1,480,141)	(8,188)	8,446
(102,293)	(99,945)	(18,428)	(22,284)	(963,671)	(2,950,873)	(11,778)	(13,974)

(320,380)	(146,576)	47,162	(68,969)	(40,655,055)	(70,118)	(11,429)	(43,037)

587,842	961,240	164,531	88,039	(38,581,513)	9,194,372	61,482	29,991

3,581,872	2,620,632	844,606	756,567	38,581,513	29,387,141	281,773	251,782

$4,169,714	$3,581,872	$1,009,137	$844,606	$ 0	$38,581,513	$343,255	$281,773

4,607,685	4,816,681	877,650	926,620	32,190,595	31,771,459	238,213	287,850

477,608	637,165	431,991	347,863	2,473,353	8,541,758	20,722	53,089
(864,868)	(846,161)	(388,996)	(396,833)	(34,663,948)	(8,122,622)	(30,132)	(102,726)

4,220,425	4,607,685	920,645	877,650	0	32,190,595	228,803	238,213

The accompanying notes are an integral part of these financial statements.

A24

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2010 and 2009

	SUBACCOUNTS
	Dreyfus Opportunistic Small Cap Portfolio – Initial Shares		Prudential SP Small Cap Value Portfolio		Prudential Jennison 20/20 Focus Portfolio
	01/01/2010 to 12/31/2010	01/01/2009 to 12/31/2009	01/01/2010 to 12/31/2010	01/01/2009 to 12/31/2009	01/01/2010 to 12/31/2010	01/01/2009 to 12/31/2009
OPERATIONS
Net investment income (loss)	$12,517	$33,674	$159,286	$364,233	$ (1,772)	$ 2,201
Capital gains distributions received	0	0	0	0	0	0
Realized gain (loss) on shares redeemed	(46,644)	(770,997)	(418,541)	(2,995,023)	30,988	3,656
Net change in unrealized gain (loss) on investments	796,890	1,144,833	9,661,064	10,946,448	167,910	336,380

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	762,763	407,510	9,401,809	8,315,658	197,126	342,237

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	45,649	47,179	5,594,593	6,277,518	1,046,156	654,791
Policy loans	(18,140)	(15,804)	(1,079,920)	(960,313)	(43,642)	(11,463)
Policy loan repayments and interest	26,679	19,028	302,915	189,715	12,852	5,542
Surrenders, withdrawals and death benefits	(104,807)	(666,207)	(2,515,406)	(1,294,336)	(44,174)	(11,040)
Net transfers between other subaccounts or fixed rate option	(128,909)	237,315	207,943	(2,612,075)	313,621	510,815
Withdrawal and other charges	(49,122)	(54,671)	(2,495,364)	(2,505,792)	(523,962)	(342,104)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	(228,650)	(433,160)	14,761	(905,283)	760,851	806,541

TOTAL INCREASE (DECREASE) IN NET ASSETS	534,113	(25,650)	9,416,570	7,410,375	957,977	1,148,778

NET ASSETS
Beginning of period	2,279,423	2,305,073	36,145,297	28,734,922	1,422,111	273,333

End of period	$2,813,536	$2,279,423	$45,561,867	$36,145,297	$2,380,088	$1,422,111

Beginning units	4,972,129	6,324,799	24,945,254	25,605,093	147,019	44,556

Units issued	1,175,317	1,271,256	4,860,104	6,272,858	164,756	155,485
Units redeemed	(1,457,750)	(2,623,926)	(4,879,152)	(6,932,697)	(83,374)	(53,022)

Ending units	4,689,696	4,972,129	24,926,206	24,945,254	228,401	147,019

The accompanying notes are an integral part of these financial statements.

A25

SUBACCOUNTS (Continued)
Goldman Sachs Structured Small Cap Equity Fund		Invesco V.I. Utilities Fund		Invesco V.I. Technology Fund		Janus Aspen Enterprise Portfolio – Service Shares
01/01/2010 to 12/31/2010	01/01/2009 to 12/31/2009	01/01/2010 to 12/31/2010	01/01/2009 to 12/31/2009	01/01/2010 to 12/31/2010	01/01/2009 to 12/31/2009	01/01/2010 to 12/31/2010	01/01/2009 to 12/31/2009

$ 4,472	$ 9,554	$ 2,140	$ 710	$ (837)	$ (688)	$ (2,652)	$ (2,087)
0	0	0	187	0	0	0	0
(14,274)	(179,419)	(62)	(5,562)	2,533	(71,155)	1,648	(491,269)
330,270	366,772	3,231	7,000	86,743	214,806	322,918	839,119

320,468	196,907	5,309	2,335	88,439	142,963	321,914	345,763

146,404	146,873	9,262	3,211	6,440	1	140,137	171,344
0	0	0	0	(8,798)	(175,050)	(31,671)	(25,143)
21	0	0	15	21	0	28,586	26,240
(9,034)	(34,249)	0	(10,295)	0	0	(9,390)	(51,395)
23,307	(97,923)	36,967	(3,285)	43,851	0	730,790	(724,750)
(80,410)	(76,317)	(1,065)	(887)	(5,749)	(4,791)	(107,915)	(112,649)

80,288	(61,616)	45,164	(11,241)	35,765	(179,840)	750,537	(716,353)

400,756	135,291	50,473	(8,906)	124,204	(36,877)	1,072,451	(370,590)

1,100,719	965,428	16,715	25,621	376,746	413,623	1,270,816	1,641,406

$1,501,475	$1,100,719	$ 67,188	$ 16,715	$ 500,950	$ 376,746	$2,343,267	$1,270,816

906,128	1,012,637	16,412	28,855	1,297,335	2,237,735	1,917,055	3,569,283

120,276	166,181	46,822	3,730	171,334	0	1,115,848	336,004
(74,549)	(272,690)	(1,049)	(16,173)	(45,152)	(940,400)	(211,186)	(1,988,232)

951,855	906,128	62,185	16,412	1,423,517	1,297,335	2,821,717	1,917,055

The accompanying notes are an integral part of these financial statements.

A26

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2010 and 2009

	SUBACCOUNTS
	Janus Aspen Balanced Portfolio – Service Shares		Oppenheimer Small- & Mid-Cap Growth Fund/VA Service Shares		Janus Aspen Janus Portfolio – Service Shares
	01/01/2010 to 12/31/2010	01/01/2009 to 12/31/2009	01/01/2010 to 12/31/2010	01/01/2009 to 12/31/2009	01/01/2010 to 12/31/2010	01/01/2009 to 12/31/2009
OPERATIONS
Net investment income (loss)	$518,969	$495,787	$ (1,772)	$ (1,762)	$ 3,351	$ 3,117
Capital gains distributions received	0	715,271	0	0	0	0
Realized gain (loss) on shares redeemed	118,845	20,879	36,430	(474,523)	21,928	(31,457)
Net change in unrealized gain (loss) on investments	1,048,622	3,216,647	165,576	691,893	340,094	713,685

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	1,686,436	4,448,584	200,234	215,608	365,373	685,345

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	28,277	62,174	4,815	7,130	383,431	428,641
Policy loans	0	0	(1,488)	(5,919)	(78,644)	(53,476)
Policy loan repayments and interest	1,394	10	7,659	56	11,381	10,707
Surrenders, withdrawals and death benefits	0	(56,566)	(56,390)	(742,141)	(142,936)	(170,799)
Net transfers between other subaccounts or fixed rate option	407,482	38,697	(927,297)	78,021	(8,241)	(29,623)
Withdrawal and other charges	(571,389)	(544,569)	(12,424)	(25,946)	(121,033)	(125,002)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	(134,236)	(500,254)	(985,125)	(688,799)	43,958	60,448

TOTAL INCREASE (DECREASE) IN NET ASSETS	1,552,200	3,948,330	(784,891)	(473,191)	409,331	745,793

NET ASSETS
Beginning of period	21,812,412	17,864,082	854,936	1,328,127	2,591,728	1,845,935

End of period	$23,364,612	$21,812,412	$70,045	$854,936	$3,001,059	$2,591,728

Beginning units	14,890,035	15,283,861	1,806,063	3,704,161	2,729,629	2,637,728

Units issued	502,501	87,956	464,183	248,137	454,320	619,606
Units redeemed	(611,075)	(481,782)	(2,153,640)	(2,146,235)	(410,327)	(527,705)

Ending units	14,781,461	14,890,035	116,606	1,806,063	2,773,622	2,729,629

**	Date subaccount was no longer available for investment

The accompanying notes are an integral part of these financial statements.

A27

SUBACCOUNTS (Continued)
Prudential SP Strategic Partners Focused Growth Portfolio		Prudential SP Mid Cap Growth Portfolio		Prudential SP Prudential U.S. Emerging Growth Portfolio		Prudential SP Growth Asset Allocation Portfolio
01/01/2010 to 4/30/2010**	01/01/2009 to 12/31/2009	01/01/2010 to 4/30/2010**	01/01/2009 to 12/31/2009	01/01/2010 to 12/31/2010	01/01/2009 to 12/31/2009	01/01/2010 to 12/31/2010	01/01/2009 to 12/31/2009

$ (4,361)	$ (11,501)	$ (12,566)	$ (31,086)	$ 63,942	$ 104,374	$1,725,603	$1,548,056
0	0	0	0	0	0	0	1,115,592
68,840	(150,483)	(2,700,858)	(811,045)	(53,707)	(826,875)	(1,269,477)	(3,745,055)
(70,079)	1,564,083	4,415,869	4,612,145	7,198,287	8,393,809	12,827,988	20,457,863

(5,600)	1,402,099	1,702,445	3,770,014	7,208,522	7,671,308	13,284,114	19,376,456

239,442	842,500	1,006,556	3,255,285	6,051,015	4,657,308	26,565,428	28,234,528
(40,588)	(85,535)	(194,186)	(437,356)	(1,208,983)	(632,010)	(2,899,622)	(1,619,070)
12,033	23,375	48,744	75,056	218,405	119,144	371,025	508,041
(217,891)	(350,065)	(333,215)	(811,915)	(2,332,233)	(1,217,231)	(6,337,944)	(4,227,327)
(4,521,595)	67,641	(17,724,826)	(139,850)	17,780,989	(231,257)	(344,249)	(2,554,742)
(122,663)	(385,571)	(400,646)	(1,251,219)	(2,831,692)	(2,062,471)	(12,945,400)	(13,791,071)

(4,651,262)	112,345	(17,597,573)	690,001	17,677,501	633,483	4,409,238	6,550,359

(4,656,862)	1,514,444	(15,895,128)	4,460,015	24,886,023	8,304,791	17,693,352	25,926,815

4,656,862	3,142,418	15,895,128	11,435,113	26,435,294	18,130,503	93,814,971	67,888,156

$ 0	$4,656,862	$ 0	$15,895,128	$51,321,317	$26,435,294	$111,508,323	$93,814,971

4,048,077	3,942,512	20,978,395	19,940,715	18,088,573	17,657,382	75,887,967	69,182,639

383,473	1,135,451	1,378,256	5,641,161	16,104,251	4,517,510	21,829,778	28,831,406
(4,431,550)	(1,029,886)	(22,356,651)	(4,603,481)	(4,885,801)	(4,086,319)	(18,993,157)	(22,126,078)

0	4,048,077	0	20,978,395	29,307,023	18,088,573	78,724,588	75,887,967

The accompanying notes are an integral part of these financial statements.

A28

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2010 and 2009

	SUBACCOUNTS
	Janus Aspen Overseas Portfolio – Service Shares		Prudential SP International Growth Portfolio		Prudential SP International Value Portfolio
	01/01/2010 to 12/31/2010	01/01/2009 to 12/31/2009	01/01/2010 to 12/31/2010	01/01/2009 to 12/31/2009	01/01/2010 to 12/31/2010	01/01/2009 to 12/31/2009
OPERATIONS
Net investment income (loss)	$28,953	$ 9,457	$192,594	$225,332	$624,124	$583,022
Capital gains distributions received	0	119,246	0	0	0	0
Realized gain (loss) on shares redeemed	244,033	(33,085)	(536,347)	(1,331,712)	(647,711)	(4,132,873)
Net change in unrealized gain (loss) on investments	1,497,145	2,597,602	2,405,312	4,807,372	3,681,067	9,363,278

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	1,770,131	2,693,220	2,061,559	3,700,992	3,657,480	5,813,427

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	1,097,656	766,089	2,789,264	3,288,873	4,160,107	4,687,165
Policy loans	(41,248)	(5,359)	(462,911)	(239,493)	(682,893)	(662,712)
Policy loan repayments and interest	65,673	305	264,741	76,331	330,024	397,891
Surrenders, withdrawals and death benefits	(41,131)	(171,288)	(603,298)	(532,627)	(2,664,197)	(850,560)
Net transfers between other subaccounts or fixed rate option	1,052,921	77,210	(134,485)	(369,815)	4,407,782	(2,018,688)
Withdrawal and other charges	(708,898)	(497,213)	(1,249,795)	(1,332,252)	(1,820,823)	(1,884,248)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	1,424,973	169,744	603,516	891,017	3,730,000	(331,152)

TOTAL INCREASE (DECREASE) IN NET ASSETS	3,195,104	2,862,964	2,665,075	4,592,009	7,387,480	5,482,275

NET ASSETS
Beginning of period	6,535,117	3,672,153	14,167,656	9,575,647	24,874,852	19,392,577

End of period	$9,730,221	$6,535,117	$16,832,731	$14,167,656	$32,262,332	$24,874,852

Beginning units	3,189,340	3,778,567	10,408,651	9,545,027	18,228,427	18,735,988

Units issued	602,591	488,161	2,920,006	3,707,942	14,257,750	5,656,184
Units redeemed	(401,236)	(1,077,388)	(2,481,744)	(2,844,318)	(11,501,935)	(6,163,745)

Ending units	3,390,695	3,189,340	10,846,913	10,408,651	20,984,242	18,228,427

The accompanying notes are an integral part of these financial statements.

A29

SUBACCOUNTS (Continued)
M Large Cap Growth Fund		M Capital Appreciation Fund		M International Equity Fund		M Business Opportunity Value Fund
01/01/2010 to 12/31/2010	01/01/2009 to 12/31/2009	01/01/2010 to 12/31/2010	01/01/2009 to 12/31/2009	01/01/2010 to 12/31/2010	01/01/2009 to 12/31/2009	01/01/2010 to 12/31/2010	01/01/2009 to 12/31/2009

$ 3,609	$ 9,386	$ 2,599	$ 431	$ 50,910	$ 40,299	$ 4,926	$ 4,243
0	0	0	0	0	0	0	0
(28,747)	(109,686)	3,943	(197,685)	(181,518)	(473,488)	(3,121)	(47,487)
332,156	572,137	324,157	516,335	203,572	705,350	70,092	164,231

307,018	471,837	330,699	319,081	72,964	272,161	71,897	120,987

77,523	123,279	73,270	81,746	118,173	161,767	46,417	87,956
(2,618)	(19,569)	(3,872)	(28,128)	(2,598)	(63,371)	(1,263)	(34,552)
62	612	56,777	729	56,806	1,980	0	934
(1,676)	(6,114)	(1,888)	(5,841)	(1,710)	(6,519)	(267)	(5,337)
(797,416)	13,401	22,330	(12,950)	(335,084)	(98,035)	153,886	25,601
(103,840)	(140,988)	(98,908)	(82,718)	(155,886)	(171,018)	(73,725)	(72,352)

(827,965)	(29,379)	47,709	(47,162)	(320,299)	(175,196)	125,048	2,250

(520,947)	442,458	378,408	271,919	(247,335)	96,965	196,945	123,237

1,717,589	1,275,131	1,175,110	903,191	1,852,131	1,755,166	625,755	502,518

$1,196,642	$1,717,589	$1,553,518	$1,175,110	$1,604,796	$1,852,131	$822,700	$625,755

140,671	143,496	80,527	91,977	124,811	148,178	46,345	46,367

25,353	33,035	14,392	24,402	23,373	32,072	16,632	23,265
(86,387)	(35,860)	(11,096)	(35,852)	(44,802)	(55,439)	(7,216)	(23,287)

79,637	140,671	83,823	80,527	103,382	124,811	55,761	46,345

The accompanying notes are an integral part of these financial statements.

A30

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2010 and 2009

	SUBACCOUNTS
	ProFund VP Asia 30		ProFund VP Banks		ProFund VP Basic Materials
	01/01/2010 to 12/31/2010	01/01/2009 to 12/31/2009	01/01/2010 to 12/31/2010	01/01/2009 to 12/31/2009	01/01/2010 to 12/31/2010	01/01/2009 to 12/31/2009
OPERATIONS
Net investment income (loss)	$ 9	$ 265	$ 0	$ 0	$ 41	$ 21
Capital gains distributions received	0	4,809	0	0	0	0
Realized gain (loss) on shares redeemed	6,516	12	0	(2,588)	1,549	1,378
Net change in unrealized gain (loss) on investments	(6,339)	11,278	0	3	(969)	7,459

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	186	16,364	0	(2,585)	621	8,858

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	275	265	0	0	235	222
Policy loans	0	0	0	0	0	0
Policy loan repayments and interest	0	0	0	0	0	0
Surrenders, withdrawals and death benefits	0	0	0	0	0	0
Net transfers between other subaccounts or fixed rate option	(43,235)	473	0	2,585	(8,254)	(3,732)
Withdrawal and other charges	(245)	(806)	0	0	(137)	(309)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	(43,205)	(68)	0	2,585	(8,156)	(3,819)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(43,019)	16,296	0	0	(7,535)	5,039

NET ASSETS
Beginning of period	46,531	30,235	2	2	10,041	5,002

End of period	$ 3,512	$ 46,531	$ 2	$ 2	$ 2,506	$ 10,041

Beginning units	15,096	15,088	3	3	5,593	4,512

Units issued	1,585	443	0	151,774	3,962	127,334
Units redeemed	(15,678)	(435)	0	(151,774)	(8,476)	(126,253)

Ending units	1,003	15,096	3	3	1,079	5,593

The accompanying notes are an integral part of these financial statements.

A31

SUBACCOUNTS (Continued)
ProFund VP Bear		ProFund VP Biotechnology		ProFund VP UltraBull		ProFund VP Consumer Services
01/01/2010 to 12/31/2010	01/01/2009 to 12/31/2009	01/01/2010 to 12/31/2010	01/01/2009 to 12/31/2009	01/01/2010 to 12/31/2010	01/01/2009 to 12/31/2009	01/01/2010 to 12/31/2010	01/01/2009 to 12/31/2009

$ (15)	$ (65)	$ (3)	$ (4)	$ (127)	$ (57)	$ (2)	$ 0
0	0	0	0	0	0	0	0
(3,225)	10,415	310	23	29,464	41,324	168	0
1,449	(2,026)	(22)	0	11	(258)	94	1

(1,791)	8,324	285	19	29,348	41,009	260	1

0	0	0	13,179	1,084	11,697	0	0
0	0	0	0	0	0	0	0
0	0	0	0	0	0	0	0
0	0	(8)	0	0	(12,210)	0	(1)
1,058	(2,183)	(14)	(12,967)	68,077	(40,400)	1,578	0
(456)	(8,603)	(137)	(170)	(458)	(1,939)	(57)	0

602	(10,786)	(159)	42	68,703	(42,852)	1,521	(1)

(1,189)	(2,462)	126	61	98,051	(1,843)	1,781	0

4,815	7,277	314	253	1,565	3,408	3	3

$ 3,626	$ 4,815	$ 440	$ 314	$ 99,616	$ 1,565	$ 1,784	$ 3

7,744	8,422	179	149	1,542	4,839	3	4

149,371	726,176	5,089	53,721	6,384,427	5,383,518	10,012	0
(150,004)	(726,854)	(5,029)	(53,691)	(6,305,502)	(5,386,815)	(8,683)	(1)

7,111	7,744	239	179	80,467	1,542	1,332	3

The accompanying notes are an integral part of these financial statements.

A32

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2010 and 2009

	SUBACCOUNTS
	ProFund VP Consumer Goods		ProFund VP Oil & Gas		ProFund VP Europe 30
	01/01/2010 to 12/31/2010	01/01/2009 to 12/31/2009	01/01/2010 to 12/31/2010	01/01/2009 to 12/31/2009	01/01/2010 to 12/31/2010	01/01/2009 to 12/31/2009
OPERATIONS
Net investment income (loss)	$ 1	$ 4	$ 51	$ (105)	$ 474	$ 1,125
Capital gains distributions received	0	0	0	7,260	0	0
Realized gain (loss) on shares redeemed	(39)	(95)	(5,739)	(7,582)	1,680	(3,477)
Net change in unrealized gain (loss) on investments	36	144	14,392	204	(5,792)	13,837

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(2)	53	8,704	(223)	(3,638)	11,485

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	117	117	20	4	682	507
Policy loans	0	0	0	0	0	0
Policy loan repayments and interest	0	0	27	0	0	0
Surrenders, withdrawals and death benefits	0	(230)	(5,164)	0	(5,084)	(6,446)
Net transfers between other subaccounts or fixed rate option	38	0	22,174	52,642	5,497	50,323
Withdrawal and other charges	(64)	(188)	(3,062)	(5,399)	(4,103)	(9,382)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	91	(301)	13,995	47,247	(3,008)	35,002

TOTAL INCREASE (DECREASE) IN NET ASSETS	89	(248)	22,699	47,024	(6,646)	46,487

NET ASSETS
Beginning of period	170	418	66,065	19,041	51,675	5,188

End of period	$ 259	$ 170	$ 88,764	$ 66,065	$45,029	$ 51,675

Beginning units	128	382	27,577	9,157	30,962	4,102

Units issued	1,251	103	22,933	101,413	34,523	57,757
Units redeemed	(1,212)	(357)	(18,968)	(82,993)	(39,132)	(30,897)

Ending units	167	128	31,542	27,577	26,353	30,962

The accompanying notes are an integral part of these financial statements.

A33

SUBACCOUNTS (Continued)
ProFund VP Financials		ProFund VP Health Care		ProFund VP Internet		ProFund VP Japan
01/01/2010 to 12/31/2010	01/01/2009 to 12/31/2009	01/01/2010 to 12/31/2010	01/01/2009 to 12/31/2009	01/01/2010 to 12/31/2010	01/01/2009 to 12/31/2009	01/01/2010 to 12/31/2010	01/01/2009 to 12/31/2009

$ 139	$ 774	$ (73)	$ 210	$ (3)	$ (1)	$ (65)	$ 140
0	0	0	0	171	0	0	0
(6,014)	(2,841)	785	(6,899)	282	(54)	(5,431)	(2,077)
9,892	10,772	42	15,847	278	388	376	6,789

4,017	8,705	754	9,158	728	333	(5,120)	4,852

1,272	10,552	319	7,629	25	0	390	227
0	0	0	0	0	0	0	0
27	0	27	0	0	0	0	0
0	(1,854)	0	0	0	(372)	(5,183)	(6,266)
(57,006)	3,350	46,550	(5,770)	(953)	1,885	(19,833)	51,910
(606)	(2,950)	(951)	(910)	(77)	(144)	(3,027)	(8,159)

(56,313)	9,098	45,945	949	(1,005)	1,369	(27,653)	37,712

(52,296)	17,803	46,699	10,107	(277)	1,702	(32,773)	42,564

55,000	37,197	53,408	43,301	2,061	359	47,876	5,312

$ 2,704	$ 55,000	$ 100,107	$ 53,408	$ 1,784	$ 2,061	$ 15,103	$47,876

72,180	56,010	42,941	41,519	1,024	315	35,298	4,310

1,639	27,582	40,897	99,854	3,732	7,822	17,310	46,187
(70,612)	(11,412)	(5,376)	(98,432)	(4,099)	(7,113)	(40,664)	(15,199)

3,207	72,180	78,462	42,941	657	1,024	11,944	35,298

The accompanying notes are an integral part of these financial statements.

A34

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2010 and 2009

	SUBACCOUNTS
	ProFund VP Mid-Cap Growth		ProFund VP Mid-Cap Value		ProFund VP Money Market
	01/01/2010 to 12/31/2010	01/01/2009 to 12/31/2009	01/01/2010 to 12/31/2010	01/01/2009 to 12/31/2009	01/01/2010 to 12/31/2010	01/01/2009 to 12/31/2009
OPERATIONS
Net investment income (loss)	$ (6)	$ (6)	$ 8	$ 95	$ (6,912)	$ (6,669)
Capital gains distributions received	0	0	0	0	0	0
Realized gain (loss) on shares redeemed	747	9	(276)	(666)	0	0
Net change in unrealized gain (loss) on investments	(37)	938	2,619	3,454	0	0

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	704	941	2,351	2,883	(6,912)	(6,669)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	378	378	378	379	145,044	85,429
Policy loans	0	0	0	0	(102,714)	(2,287)
Policy loan repayments and interest	0	0	0	0	2,213	2,111
Surrenders, withdrawals and death benefits	0	0	0	0	(14,983)	(26,224)
Net transfers between other subaccounts or fixed rate option	(323)	1,654	0	0	(549,702)	(420,367)
Withdrawal and other charges	(328)	(597)	(1,133)	(1,020)	(42,797)	(119,646)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	(273)	1,435	(755)	(641)	(562,939)	(480,984)

TOTAL INCREASE (DECREASE) IN NET ASSETS	431	2,376	1,596	2,242	(569,851)	(487,653)

NET ASSETS
Beginning of period	2,908	532	12,198	9,956	3,032,394	3,520,047

End of period	$ 3,339	$ 2,908	$ 13,794	$ 12,198	$2,462,543	$3,032,394

Beginning units	1,951	492	7,664	8,167	2,792,851	3,233,406

Units issued	3,790	1,940	225	294	13,452,582	10,499,239
Units redeemed	(3,992)	(481)	(676)	(797)	(13,970,966)	(10,939,794)

Ending units	1,749	1,951	7,213	7,664	2,274,467	2,792,851

The accompanying notes are an integral part of these financial statements.

A35

SUBACCOUNTS (Continued)
ProFund VP NASDAQ-100		ProFund VP Pharmaceuticals		ProFund VP Precious Metals		ProFund VP Real Estate
01/01/2010 to 12/31/2010	01/01/2009 to 12/31/2009	01/01/2010 to 12/31/2010	01/01/2009 to 12/31/2009	01/01/2010 to 12/31/2010	01/01/2009 to 12/31/2009	01/01/2010 to 12/31/2010	01/01/2009 to 12/31/2009

$ (173)	$ (178)	$ 14	$ 8	$ (112)	$ 343	$ 1,441	$ 870
0	0	0	0	0	0	0	0
18,832	4,350	1	(16)	7,966	(5,148)	9,107	5,775
(15,618)	25,103	(9)	57	1,132	9,204	(2,194)	5,689

3,041	29,275	6	49	8,986	4,399	8,354	12,334

0	48,726	188	188	0	0	1,084	8,467
0	0	0	0	0	0	0	0
0	0	27	0	0	0	0	0
(18,478)	0	0	0	(23,786)	(6,183)	(5,087)	(5,195)
5,045	0	0	0	(1,560)	70,188	(2,350)	30,077
(4,887)	0	(86)	(130)	(4,791)	(11,368)	(5,083)	(8,485)

(18,320)	48,726	129	58	(30,137)	53,261	(11,436)	24,864

(15,279)	78,001	135	107	(21,151)	57,660	(3,082)	37,198

103,775	25,774	330	223	58,005	345	46,083	8,885

$88,496	$ 103,775	$ 465	$ 330	$ 36,854	$ 58,005	$ 43,001	$46,083

63,488	23,908	345	272	26,273	211	33,296	8,190

52,396	253,444	232	234	11,859	230,100	85,383	120,560
(69,983)	(213,864)	(92)	(161)	(25,543)	(204,038)	(93,700)	(95,454)

45,901	63,488	485	345	12,589	26,273	24,979	33,296

The accompanying notes are an integral part of these financial statements.

A36

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2010 and 2009

	SUBACCOUNTS
	ProFund VP Rising Rates Opportunity		ProFund VP Semiconductor		ProFund VP Short NASDAQ-100
	01/01/2010 to 12/31/2010	01/01/2009 to 12/31/2009	01/01/2010 to 12/31/2010	01/01/2009 to 12/31/2009	01/01/2010 to 12/31/2010	01/01/2009 to 12/31/2009
OPERATIONS
Net investment income (loss)	$ (96)	$ 43	$ (1)	$ (3)	$ (98)	$ (31)
Capital gains distributions received	0	0	0	0	0	0
Realized gain (loss) on shares redeemed	(395)	2,062	(441)	143	(5,172)	660
Net change in unrealized gain (loss) on investments	(6,889)	1,289	60	0	(8,264)	51

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(7,380)	3,394	(382)	140	(13,534)	680

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	1	13	0	0	5,971	40,534
Policy loans	0	0	0	0	0	0
Policy loan repayments and interest	0	0	0	0	0	0
Surrenders, withdrawals and death benefits	0	0	0	0	0	(100,122)
Net transfers between other subaccounts or fixed rate option	37,899	12,049	2,130	(83)	66,107	94,139
Withdrawal and other charges	(406)	(246)	(26)	(57)	(5,515)	(29,643)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	37,494	11,816	2,104	(140)	66,563	4,908

TOTAL INCREASE (DECREASE) IN NET ASSETS	30,114	15,210	1,722	0	53,029	5,588

NET ASSETS
Beginning of period	15,215	5	1	1	5,588	0

End of period	$45,329	$ 15,215	$ 1,723	$ 1	$ 58,617	$ 5,588

Beginning units	24,588	11	1	2	13,035	0

Units issued	66,559	164,319	8,562	19,512	336,258	602,596
Units redeemed	(3,695)	(139,742)	(7,139)	(19,513)	(175,391)	(589,561)

Ending units	87,452	24,588	1,424	1	173,902	13,035

The accompanying notes are an integral part of these financial statements.

A37

SUBACCOUNTS (Continued)
ProFund VP Short Small-Cap		ProFund VP Small-Cap		ProFund VP Small-Cap Growth		ProFund VP Small-Cap Value
01/01/2010 to 12/31/2010	01/01/2009 to 12/31/2009	01/01/2010 to 12/31/2010	01/01/2009 to 12/31/2009	01/01/2010 to 12/31/2010	01/01/2009 to 12/31/2009	01/01/2010 to 12/31/2010	01/01/2009 to 12/31/2009

$ (1)	$ (55)	$ (173)	$ (126)	$ (11)	$ (14)	$ 0	$ 0
0	0	0	0	0	154	0	0
(404)	16,762	11,294	2,283	1,459	4,052	0	0
0	3	2,168	13,295	78	1,210	0	0

(405)	16,710	13,289	15,452	1,526	5,402	0	0

0	1,016	0	0	564	704	0	0
0	0	0	0	0	0	0	0
0	0	0	0	0	0	0	0
0	(1,071)	(12,975)	(8,000)	0	0	0	0
405	(8,360)	1,704	81,923	(857)	1,375	0	0
0	(8,317)	(9,088)	(15,797)	(302)	(713)	0	0

405	(16,732)	(20,359)	58,126	(595)	1,366	0	0

0	(22)	(7,070)	73,578	931	6,768	0	0

0	22	100,091	26,513	6,768	0	1	1

$ 0	$ 0	$ 93,021	$ 100,091	$ 7,699	$ 6,768	$ 1	$ 1

0	32	65,878	21,944	4,316	0	1	1

160,454	539,899	51,150	159,937	12,731	59,982	0	0
(160,454)	(539,931)	(67,842)	(116,003)	(13,132)	(55,666)	0	0

0	0	49,186	65,878	3,915	4,316	1	1

The accompanying notes are an integral part of these financial statements.

A38

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2010 and 2009

	SUBACCOUNTS
	ProFund VP Technology		ProFund VP Telecommunications		ProFund VP U.S. Government Plus
	01/01/2010 to 12/31/2010	01/01/2009 to 12/31/2009	01/01/2010 to 12/31/2010	01/01/2009 to 12/31/2009	01/01/2010 to 12/31/2010	01/01/2009 to 12/31/2009
OPERATIONS
Net investment income (loss)	$ (62)	$ (57)	$ 57	$ 99	$ 204	$ (8)
Capital gains distributions received	0	0	0	0	0	1,075
Realized gain (loss) on shares redeemed	6,048	(2,083)	(10)	(3,839)	11,116	(1,327)
Net change in unrealized gain (loss) on investments	(8,346)	12,316	318	4,097	(2,615)	(3)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(2,360)	10,176	365	357	8,705	(263)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	188	188	1,286	1,312	365	271
Policy loans	0	0	0	0	0	0
Policy loan repayments and interest	0	0	0	0	0	0
Surrenders, withdrawals and death benefits	0	0	0	(2,061)	0	0
Net transfers between other subaccounts or fixed rate option	(27,038)	5,295	(1,976)	1,494	78,891	38
Withdrawal and other charges	(308)	(482)	(507)	(3,000)	(793)	(49)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	(27,158)	5,001	(1,197)	(2,255)	78,463	260

TOTAL INCREASE (DECREASE) IN NET ASSETS	(29,518)	15,177	(832)	(1,898)	87,168	(3)

NET ASSETS
Beginning of period	30,021	14,844	3,686	5,584	6	9

End of period	$ 503	$ 30,021	$ 2,854	$ 3,686	$ 87,174	$ 6

Beginning units	19,215	15,298	3,361	5,451	5	5

Units issued	16,310	129,829	1,161	75,907	193,057	226,956
Units redeemed	(35,234)	(125,912)	(2,266)	(77,997)	(129,954)	(226,956)

Ending units	291	19,215	2,256	3,361	63,108	5

The accompanying notes are an integral part of these financial statements.

A39

SUBACCOUNTS (Continued)
ProFund VP UltraMid-Cap		ProFund VP UltraNASDAQ-100		ProFund VP UltraSmall-Cap		ProFund VP Bull
01/01/2010 to 12/31/2010	01/01/2009 to 12/31/2009	01/01/2010 to 12/31/2010	01/01/2009 to 12/31/2009	01/01/2010 to 12/31/2010	01/01/2009 to 12/31/2009	01/01/2010 to 12/31/2010	01/01/2009 to 12/31/2009

$ (27)	$ (18)	$ (73)	$ (49)	$ (35)	$ (21)	$ (38)	$ 473
0	0	0	0	0	0	0	0
(6,517)	7,629	32,026	37,082	9,138	16,883	6,726	5,876
0	0	(284)	116	0	0	(8,559)	13,017

(6,544)	7,611	31,669	37,149	9,103	16,862	(1,871)	19,366

0	0	104	24,398	0	5,834	762	767
0	0	0	0	0	0	0	0
0	0	0	0	0	0	0	0
(1)	0	0	(24,387)	0	(5,834)	(12,947)	(8,134)
61,974	(7,609)	302,752	(26,885)	46,341	(16,821)	(34,853)	82,859
(18)	0	(45)	(122)	(36)	(41)	(7,471)	(16,625)

61,955	(7,609)	302,811	(26,996)	46,305	(16,862)	(54,509)	58,867

55,411	2	334,480	10,153	55,408	0	(56,380)	78,233

3	1	12,755	2,602	4	4	105,017	26,784

$55,414	$ 3	$ 347,235	$ 12,755	$ 55,412	$ 4	$ 48,637	$105,017

2	1	7,966	3,555	3	4	85,508	27,050

926,596	964,082	2,410,727	2,064,259	1,608,224	1,487,444	50,864	303,907
(902,503)	(964,081)	(2,257,915)	(2,059,848)	(1,579,699)	(1,487,445)	(101,109)	(245,449)

24,095	2	160,778	7,966	28,528	3	35,263	85,508

The accompanying notes are an integral part of these financial statements.

A40

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2010 and 2009

	SUBACCOUNTS
	ProFund VP Utilities		AST T. Rowe Price Large-Cap Growth Portfolio		AST Cohen & Steers Realty Portfolio
	01/01/2010 to 12/31/2010	01/01/2009 to 12/31/2009	01/01/2010 to 12/31/2010	01/01/2009 to 12/31/2009	01/01/2010 to 12/31/2010	01/01/2009 to 12/31/2009
OPERATIONS
Net investment income (loss)	$ 13	$ 30	$ (35,272)	$ (26,795)	$ 34,991	$ 35,937
Capital gains distributions received	0	0	0	0	0	0
Realized gain (loss) on shares redeemed	315	32	57,411	(272,874)	277	(487,489)
Net change in unrealized gain (loss) on investments	(20)	164	2,045,070	4,760,323	542,150	929,060

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	308	226	2,067,209	4,460,654	577,418	477,508

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	190	190	2,156,036	2,105,779	820,283	825,984
Policy loans	0	0	(710,778)	(228,773)	(37,913)	(13,059)
Policy loan repayments and interest	0	0	85,147	35,183	16,597	698
Surrenders, withdrawals and death benefits	0	(303)	(585,047)	(675,558)	(115,522)	(51,172)
Net transfers between other subaccounts or fixed rate option	(268)	(182)	77,941	379,949	115,226	85,198
Withdrawal and other charges	(82)	(275)	(951,671)	(956,902)	(481,587)	(437,423)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	(160)	(570)	71,628	659,678	317,084	410,226

TOTAL INCREASE (DECREASE) IN NET ASSETS	148	(344)	2,138,837	5,120,332	894,502	887,734

NET ASSETS
Beginning of period	566	910	13,174,407	8,054,075	1,895,591	1,007,857

End of period	$ 714	$ 566	$15,313,244	$13,174,407	$2,790,093	$1,895,591

Beginning units	314	558	1,371,341	1,282,315	186,370	130,599

Units issued	27,697	7,919	294,752	367,984	95,638	174,220
Units redeemed	(27,636)	(8,163)	(286,585)	(278,958)	(68,631)	(118,449)

Ending units	375	314	1,379,508	1,371,341	213,377	186,370

The accompanying notes are an integral part of these financial statements.

A41

SUBACCOUNTS (Continued)
AST JPMorgan Strategic Opportunities Portfolio		AST Value Portfolio		AST Neuberger Berman Small-Cap Growth Portfolio		AST Federated Aggressive Growth Portfolio
01/01/2010 to 12/31/2010	01/01/2009 to 12/31/2009	01/01/2010 to 12/31/2010	01/01/2009 to 12/31/2009	01/01/2010 to 12/31/2010	01/01/2009 to 12/31/2009	01/01/2010 to 12/31/2010	01/01/2009 to 12/31/2009

$ 4,504	$ 6,353	$ 28,295	$ 12,820	$ (626)	$ (437)	$ (624)	$ 847
0	60,760	0	0	0	0	0	0
3,728	(15,732)	(63,596)	(141,227)	1,052	(19,032)	(3,664)	(50,570)
101,047	129,674	298,175	451,570	128,740	127,665	359,440	283,117

109,279	181,055	262,874	323,163	129,166	108,196	355,152	233,394

808,857	592,629	781,179	911,142	246,474	257,872	394,154	395,585
(10,603)	(7,087)	(19,920)	(16,579)	(10,617)	(3,602)	(18,251)	(1,110)
8,667	1,003	2,657	938	864	127	422	103
(28,849)	(8,634)	(208,214)	(47,865)	(19,346)	(8,798)	(46,297)	(19,788)
168,091	99,515	21,093	(75,227)	(22,577)	28,186	52,738	48,587
(411,599)	(309,173)	(411,874)	(460,651)	(139,648)	(142,151)	(202,499)	(198,770)

534,564	368,253	164,921	311,758	55,150	131,634	180,267	224,607

643,843	549,308	427,795	634,921	184,316	239,830	535,419	458,001

1,105,555	556,247	1,947,916	1,312,995	577,723	337,893	1,001,467	543,466

$1,749,398	$1,105,555	$2,375,711	$1,947,916	$ 762,039	$ 577,723	$1,536,886	$1,001,467

92,906	57,023	199,803	159,111	59,937	42,923	97,655	70,235

86,014	71,805	87,374	118,854	28,961	37,913	44,492	58,728
(41,984)	(35,922)	(70,238)	(78,162)	(23,094)	(20,899)	(28,966)	(31,308)

136,936	92,906	216,939	199,803	65,804	59,937	113,181	97,655

The accompanying notes are an integral part of these financial statements.

A42

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2010 and 2009

	SUBACCOUNTS
	AST Small-Cap Value Portfolio		AST Goldman Sachs Mid-Cap Growth Portfolio		AST Large-Cap Value Portfolio
	01/01/2010 to 12/31/2010	01/01/2009 to 12/31/2009	01/01/2010 to 12/31/2010	01/01/2009 to 12/31/2009	01/01/2010 to 12/31/2010	01/01/2009 to 12/31/2009
OPERATIONS
Net investment income (loss)	$ 9,777	$ 29,168	$ (1,938)	$ (1,228)	$101,113	$263,604
Capital gains distributions received	0	0	0	0	0	0
Realized gain (loss) on shares redeemed	(9,880)	(111,663)	7,383	(51,770)	(527,237)	(672,289)
Net change in unrealized gain (loss) on investments	662,722	598,275	356,203	619,982	2,028,664	2,412,136

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	662,619	515,780	361,648	566,984	1,602,540	2,003,451

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	1,009,414	1,023,577	623,298	561,887	2,583,246	2,784,208
Policy loans	(50,324)	(13,265)	(42,719)	(8,683)	(505,129)	(289,973)
Policy loan repayments and interest	15,395	422	11,188	521	215,291	67,255
Surrenders, withdrawals and death benefits	(81,409)	(53,827)	(59,680)	(24,923)	(666,140)	(540,482)
Net transfers between other subaccounts or fixed rate option	(11,321)	9,175	33,868	163,065	(451,352)	40,163
Withdrawal and other charges	(568,335)	(570,826)	(367,839)	(328,222)	(1,102,395)	(1,177,510)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	313,420	395,256	198,116	363,645	73,521	883,661

TOTAL INCREASE (DECREASE) IN NET ASSETS	976,039	911,036	559,764	930,629	1,676,061	2,887,112

NET ASSETS
Beginning of period	2,433,320	1,522,284	1,780,115	849,486	12,169,961	9,282,849

End of period	$3,409,359	$2,433,320	$2,339,879	$1,780,115	$13,846,022	$12,169,961

Beginning units	227,455	180,535	142,997	107,092	1,657,064	1,506,109

Units issued	104,406	132,083	65,228	79,304	443,728	525,570
Units redeemed	(78,662)	(85,163)	(51,201)	(43,399)	(431,573)	(374,615)

Ending units	253,199	227,455	157,024	142,997	1,669,219	1,657,064

The accompanying notes are an integral part of these financial statements.

A43

SUBACCOUNTS (Continued)
AST Marsico Capital Growth Portfolio		AST MFS Growth Portfolio		AST Neuberger Berman Mid-Cap Growth Portfolio		AST Small-Cap Growth Portfolio
01/01/2010 to 12/31/2010	01/01/2009 to 12/31/2009	01/01/2010 to 12/31/2010	01/01/2009 to 12/31/2009	01/01/2010 to 12/31/2010	01/01/2009 to 12/31/2009	01/01/2010 to 12/31/2010	01/01/2009 to 12/31/2009

$ 40,733	$ 39,900	$ 163	$ 232	$ (335)	$ (338)	$ (1,432)	$(13,189)
0	0	0	0	0	0	0	0
(65,216)	(282,885)	4,247	(14,907)	(6,222)	(43,120)	63,987	(214,625)
1,549,899	1,913,684	78,626	104,951	90,931	131,099	3,018,583	2,329,086

1,525,416	1,670,699	83,036	90,276	84,374	87,641	3,081,138	2,101,272

1,591,643	2,040,832	355,834	298,021	4,482	7,421	1,598,535	1,666,669
(154,533)	(128,904)	(15,226)	(2,149)	(1,934)	(2,016)	(283,352)	(202,438)
43,409	12,122	10,931	180	5	4	62,900	35,629
(533,720)	(188,142)	(38,615)	(5,337)	(6,883)	(22,650)	(575,643)	(413,530)
196,193	(65,873)	16,408	55,168	(12,463)	(42,543)	459,301	121,978
(803,698)	(846,586)	(195,091)	(170,184)	(34,495)	(48,696)	(760,784)	(711,049)

339,294	823,449	134,241	175,699	(51,288)	(108,480)	500,957	497,259

1,864,710	2,494,148	217,277	265,975	33,086	(20,839)	3,582,095	2,598,531

7,436,437	4,942,289	526,238	260,263	332,859	353,698	8,378,115	5,779,584

$9,301,147	$7,436,437	$ 743,515	$ 526,238	$ 365,945	$ 332,859	$11,960,210	$8,378,115

845,067	733,355	49,918	30,658	29,721	40,949	920,501	848,243

242,762	309,315	37,196	40,425	425	870	256,128	286,605
(206,504)	(197,603)	(24,517)	(21,165)	(4,727)	(12,098)	(211,075)	(214,347)

881,325	845,067	62,597	49,918	25,419	29,721	965,554	920,501

The accompanying notes are an integral part of these financial statements.

A44

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2010 and 2009

	SUBACCOUNTS
	AST PIMCO Limited Maturity Bond Portfolio		AST T. Rowe Price Natural Resources Portfolio		AST MFS Global Equity Portfolio
	01/01/2010 to 12/31/2010	01/01/2009 to 12/31/2009	01/01/2010 to 12/31/2010	01/01/2009 to 12/31/2009	01/01/2010 to 12/31/2010	01/01/2009 to 12/31/2009
OPERATIONS
Net investment income (loss)	$29,553	$31,289	$31,967	$83,402	$3,474	$10,560
Capital gains distributions received	1,819	43,611	0	1,929,692	0	0
Realized gain (loss) on shares redeemed	(12,848)	(5,603)	(277,993)	(550,113)	(12,271)	(46,611)
Net change in unrealized gain (loss) on investments	22,161	(11,743)	2,070,300	1,153,645	114,657	201,687

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	40,685	57,554	1,824,274	2,616,626	105,860	165,636

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	440,916	239,593	3,051,250	3,446,252	357,218	328,526
Policy loans	(15,889)	(4,031)	(164,249)	(71,005)	(8,102)	(2,008)
Policy loan repayments and interest	1,807	460	29,369	12,112	1,182	84
Surrenders, withdrawals and death benefits	(53,281)	(6,982)	(281,566)	(212,212)	(53,250)	(12,441)
Net transfers between other subaccounts or fixed rate option	(195,793)	375,999	(281,822)	143,642	89,644	12,084
Withdrawal and other charges	(192,598)	(175,110)	(1,684,056)	(1,856,315)	(194,859)	(196,289)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	(14,838)	429,929	668,926	1,462,474	191,833	129,956

TOTAL INCREASE (DECREASE) IN NET ASSETS	25,847	487,483	2,493,200	4,079,100	297,693	295,592

NET ASSETS
Beginning of period	1,019,304	531,821	8,390,976	4,311,876	723,639	428,047

End of period	$1,045,151	$1,019,304	$10,884,176	$8,390,976	$1,021,332	$723,639

Beginning units	82,229	47,245	626,765	480,540	58,572	45,517

Units issued	131,612	59,440	245,129	404,316	39,741	38,422
Units redeemed	(132,610)	(24,456)	(196,267)	(258,091)	(24,459)	(25,367)

Ending units	81,231	82,229	675,627	626,765	73,854	58,572

The accompanying notes are an integral part of these financial statements.

A45

SUBACCOUNTS (Continued)
AST JPMorgan International Equity Portfolio		AST T. Rowe Price Global Bond Portfolio		Neuberger Berman Adviser’s Management Trust Socially Responsive Portfolio – Service Shares		American Century VP Mid Cap Value Fund – Class 1 Shares
01/01/2010 to 12/31/2010	01/01/2009 to 12/31/2009	01/01/2010 to 12/31/2010	01/01/2009 to 12/31/2009	01/01/2010 to 12/31/2010	01/01/2009 to 12/31/2009	01/01/2010 to 12/31/2010	01/01/2009 to 12/31/2009

$30,017	$89,188	$31,025	$72,775	$(25)	$293	$9,110	$3,625
0	0	6,066	49,897	0	0	0	0
(26,383)	(94,892)	(11,030)	(27,729)	1,418	80	7,399	1,582
218,277	722,530	45,249	5,770	6,993	2,868	61,406	33,952

221,911	716,826	71,310	100,713	8,386	3,241	77,915	39,159

1,114,057	1,141,077	370,728	355,744	44,507	11,381	119,415	58,805
(69,163)	(15,948)	(13,110)	(10,143)	(107)	0	(1,081)	(947)
10,990	866	1,626	802	9	0	300	1
(116,206)	(73,903)	(40,285)	(16,933)	(6,089)	(1,805)	(5,912)	(2,839)
(73,497)	46,353	6,724	(71,410)	24,443	6,273	222,916	111,005
(584,160)	(631,950)	(222,556)	(235,207)	(11,460)	(8,090)	(64,007)	(32,559)

282,021	466,495	103,127	22,853	51,303	7,759	271,631	133,466

503,932	1,183,321	174,437	123,566	59,689	11,000	349,546	172,625

2,806,482	1,623,161	1,103,010	979,444	17,228	6,228	218,349	45,724

$3,310,414	$2,806,482	$1,277,447	$1,103,010	$76,917	$17,228	$567,895	$218,349

248,220	194,880	87,371	86,895	2,081	987	21,857	5,945

108,275	141,573	54,440	44,140	7,807	2,624	36,274	21,810
(83,016)	(88,233)	(46,024)	(43,664)	(2,312)	(1,530)	(10,411)	(5,898)

273,479	248,220	95,787	87,371	7,576	2,081	47,720	21,857

The accompanying notes are an integral part of these financial statements.

A46

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2010 and 2009

	SUBACCOUNTS
	JPMorgan Insurance Trust Intrepid Mid Cap Portfolio – Class 1 Shares		The Dreyfus Socially Responsible Growth Fund – Service Shares		Dreyfus MidCap Stock Portfolio – Service Shares
	01/01/2010 to 12/31/2010	01/01/2009 to 12/31/2009	01/01/2010 to 12/31/2010	01/01/2009 to 12/31/2009	01/01/2010 to 12/31/2010	01/01/2009 to 12/31/2009
OPERATIONS
Net investment income (loss)	$980	$764	$233	$85	$205	$14
Capital gains distributions received	0	0	0	0	0	0
Realized gain (loss) on shares redeemed	13,584	775	1,239	(483)	3,509	118
Net change in unrealized gain (loss) on investments	3,415	18,666	3,676	7,358	9,369	3,092

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	17,979	20,205	5,148	6,960	13,083	3,224

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	50,167	25,781	25,061	18,475	26,573	8,355
Policy loans	(686)	(218)	(212)	0	0	0
Policy loan repayments and interest	4	0	1	0	18	0
Surrenders, withdrawals and death benefits	(840)	(9)	(4,366)	0	(92)	0
Net transfers between other subaccounts or fixed rate option	(20,621)	20,122	(7,446)	13,777	64,284	9,593
Withdrawal and other charges	(22,246)	(13,029)	(13,231)	(10,818)	(11,546)	(3,890)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	5,778	32,647	(193)	21,434	79,237	14,058

TOTAL INCREASE (DECREASE) IN NET ASSETS	23,757	52,852	4,955	28,394	92,320	17,282

NET ASSETS
Beginning of period	88,891	36,039	42,140	13,746	18,970	1,688

End of period	$112,648	$88,891	$47,095	$42,140	$111,290	$18,970

Beginning units	10,079	5,539	4,555	1,981	2,305	277

Units issued	8,592	6,653	3,270	3,965	14,944	2,608
Units redeemed	(7,969)	(2,113)	(3,377)	(1,391)	(6,585)	(580)

Ending units	10,702	10,079	4,448	4,555	10,664	2,305

*	Date subaccount became available for investment

A47

SUBACCOUNTS (Continued)
MFS Utilities Series – Initial Class		AST Schroders Multi-Asset World Strategies Portfolio		AST PIMCO Total Return Bond Portfolio		AST T. Rowe Price Asset Allocation Portfolio
01/01/2010 to 12/31/2010	01/01/2009 to 12/31/2009	01/01/2010 to 12/31/2010	07/20/2009* to 12/31/2009	01/01/2010 to 12/31/2010	12/04/2009* to 12/31/2009	01/01/2010 to 12/31/2010	07/20/2009* to 12/31/2009

$16,459	$9,502	$676	$(16)	$987,445	$(11,379)	$563	$(3)
0	0	0	0	1,110,407	0	0	0
8,085	935	393	4	544,392	476	892	4
57,022	70,024	22,033	825	1,916,246	(151,829)	18,105	75

81,566	80,461	23,102	813	4,558,490	(162,732)	19,560	76

326,593	221,678	133,696	27,244	5,790,205	370,964	201,382	4,493
(14,554)	(1,540)	0	0	(1,156,073)	(51,161)	(3,495)	0
86	4	0	0	374,669	112,277	9	0
(29,353)	(5,188)	(3)	0	(7,352,745)	(109,837)	(5)	0
142,112	81,235	157,278	19,886	4,740,752	59,154,862	176,207	8,530
(155,445)	(114,698)	(67,906)	(1,536)	(3,093,428)	(180,025)	(104,336)	(1,904)

269,439	181,491	223,065	45,594	(696,620)	59,297,080	269,762	11,119

351,005	261,952	246,167	46,407	3,861,870	59,134,348	289,322	11,195

386,793	124,841	46,407	0	59,134,348	0	11,195	0

$737,798	$386,793	$292,574	$46,407	$62,996,218	$59,134,348	$300,517	$11,195

45,442	19,520	3,671	0	5,950,000	0	902	0

59,529	46,301	22,298	3,794	2,279,255	6,000,064	29,294	1,056
(28,739)	(20,379)	(5,218)	(123)	(2,329,781)	(50,064)	(8,434)	(154)

76,232	45,442	20,751	3,671	5,899,474	5,950,000	21,762	902

A48

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2010 and 2009

	SUBACCOUNTS
	AST Aggressive Asset Allocation Portfolio		AST Balanced Asset Allocation Portfolio		AST Preservation Asset Allocation Portfolio
	01/01/2010 to 12/31/2010	11/13/2009* to 12/31/2009	01/01/2010 to 12/31/2010	11/13/2009* to 12/31/2009	01/01/2010 to 12/31/2010	11/20/2009* to 12/31/2009
OPERATIONS
Net investment income (loss)	$109,185	$(7,553)	$399,136	$(15,204)	$151,354	$(3,236)
Capital gains distributions received	0	0	0	0	0	0
Realized gain (loss) on shares redeemed	123,215	3,100	412,223	2,502	63,952	692
Net change in unrealized gain (loss) on investments	4,813,727	474,206	6,426,545	455,696	1,117,521	44,034

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	5,046,127	469,753	7,237,904	442,994	1,332,827	41,490

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	10,211,701	1,404,422	13,787,073	1,977,820	2,765,346	263,761
Policy loans	(936,822)	(63,822)	(1,277,079)	(68,165)	(319,397)	(21,107)
Policy loan repayments and interest	264,176	10,398	254,436	31,622	45,910	3,191
Surrenders, withdrawals and death benefits	(1,748,675)	(146,958)	(5,206,499)	(314,938)	(754,934)	(36,458)
Net transfers between other subaccounts or fixed rate option	(158,992)	32,102,870	948,179	56,890,872	772,818	11,990,880
Withdrawal and other charges	(5,140,011)	(671,648)	(7,504,124)	(935,681)	(1,450,956)	(148,668)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	2,491,377	32,635,262	1,001,986	57,581,530	1,058,787	12,051,599

TOTAL INCREASE (DECREASE) IN NET ASSETS	7,537,504	33,105,015	8,239,890	58,024,524	2,391,614	12,093,089

NET ASSETS
Beginning of period	33,105,015	0	58,024,524	0	12,093,089	0

End of period	$40,642,519	$33,105,015	$66,264,414	$58,024,524	$14,484,703	$12,093,089

Beginning units	3,238,511	0	5,728,421	0	1,206,275	0

Units issued	1,102,554	3,334,299	1,587,042	5,867,934	376,339	1,234,371
Units redeemed	(866,665)	(95,788)	(1,479,588)	(139,513)	(272,773)	(28,096)

Ending units	3,474,400	3,238,511	5,835,875	5,728,421	1,309,841	1,206,275

*	Date subaccount became available for investment

A49

SUBACCOUNTS (Continued)
AST First Trust Balanced Target Portfolio		AST First Trust Capital Appreciation Target Portfolio		AST Advanced Strategies Portfolio		AST CLS Growth Asset Allocation Portfolio
01/01/2010 to 12/31/2010	07/20/2009* to 12/31/2009	01/01/2010 to 12/31/2010	07/20/2009* to 12/31/2009	01/01/2010 to 12/31/2010	07/20/2009* to 12/31/2009	01/01/2010 to 12/31/2010	07/20/2009* to 12/31/2009

$846	$(5)	$550	$(8)	$893	$(10)	$140	$(7)
0	0	0	0	0	0	0	0
1,611	4	535	1	487	8	3,006	3
29,705	67	22,738	146	19,406	349	22,997	319

32,162	66	23,823	139	20,786	347	26,143	315

86,987	3,898	156,739	3,198	153,734	27,745	134,339	7,292
0	0	0	0	0	0	0	0
0	0	0	0	0	0	0	0
(578)	0	(428)	0	(506)	0	(52)	0
309,829	13,017	115,852	18,407	159,404	7,299	131,644	13,979
(81,177)	(1,314)	(68,505)	(2,114)	(72,063)	(2,056)	(72,095)	(1,910)

315,061	15,601	203,658	19,491	240,569	32,988	193,836	19,361

347,223	15,667	227,481	19,630	261,355	33,335	219,979	19,676

15,667	0	19,630	0	33,335	0	19,676	0

$362,890	$15,667	$247,111	$19,630	$294,690	$33,335	$239,655	$19,676

1,257	0	1,581	0	2,633	0	1,560	0

30,567	1,362	20,528	1,753	23,458	2,796	22,762	1,713
(6,306)	(105)	(5,341)	(172)	(5,572)	(163)	(7,662)	(153)

25,518	1,257	16,768	1,581	20,519	2,633	16,660	1,560

A50

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2010 and 2009

	SUBACCOUNTS
	AST CLS Moderate Asset Allocation Portfolio
	01/01/2010 to 12/31/2010	07/20/2009* to 12/31/2009
OPERATIONS
Net investment income (loss)	$138	$(5)
Capital gains distributions received	0	0
Realized gain (loss) on shares redeemed	715	12
Net change in unrealized gain (loss) on investments	23,732	196

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	24,585	203

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	106,270	10,097
Policy loans	0	0
Policy loan repayments and interest	0	0
Surrenders, withdrawals and death benefits	(948)	0
Net transfers between other subaccounts or fixed rate option	234,724	5,887
Withdrawal and other charges	(53,658)	(2,546)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	286,388	13,438

TOTAL INCREASE (DECREASE) IN NET ASSETS	310,973	13,641

NET ASSETS
Beginning of period	13,641	0

End of period	$324,614	$13,641

Beginning units	1,120	0

Units issued	28,711	1,330
Units redeemed	(5,965)	(210)

Ending units	23,866	1,120

*	Date subaccount became available for investment

A51

NOTES TO FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT
December 31, 2010

Note 1:	General

Pruco Life Variable Universal Account (the “Account”) was established on April 17, 1989 under Arizona law as a separate investment account of Pruco Life Insurance Company (“Pruco Life”) which is a wholly-owned subsidiary of The Prudential Insurance Company of America (“Prudential”), a wholly-owned subsidiary of Prudential Financial, Inc. (“PFI”). Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from Prudential's other assets and liabilities. The portion of the Account's assets applicable to the variable life contracts is not chargeable with liabilities arising out of any other business Prudential may conduct. Proceeds from purchases of Pruselect I, Pruselect II, Pruselect III, Survivorship Variable Universal Life (“SVUL”), PruLife Custom Premier (“VULII”), PruLife Advisor Select (“PROSEL”), MPremier VUL (“MPVUL”), PruLife Custom Premier II (“ENVUL”), and Variable Universal Life Protector (“VULP”) contracts are invested in the Account.

The Account is registered under the Investment Company Act of 1940, as amended, as a unit investment trust. The Account is a funding vehicle for individual variable life insurance contracts. There are one hundred and fourteen subaccounts within the Account of which one hundred and thirteen had activity during 2010. Each contract offers the option to invest in various subaccounts, each of which invests in either a corresponding portfolio of The Prudential Series Fund, Inc., Advanced Series Trust, (collectively the “Series Funds”) or one of the non-Prudential administered funds (collectively, the “portfolios”). Investment options vary by contract.

The name of each Portfolio and the corresponding subaccount name are as follows:

Prudential Series Fund
Money Market Portfolio
Diversified Bond Portfolio
Equity Portfolio
Flexible Managed Portfolio
Conservative Balanced Portfolio
High Yield Bond Portfolio
Stock Index Portfolio
Value Portfolio
Natural Resources Portfolio
Global Portfolio
Government Income Portfolio
Jennison Portfolio
Small Capitalization Stock Portfolio
SP Davis Value Portfolio
SP Small Cap Value Portfolio
Jennison 20/20 Focus Portfolio
SP Strategic Partners Focused Growth Portfolio
SP Mid Cap Growth Portfolio
SP Prudential U.S. Emerging Growth Portfolio
SP Growth Asset Allocation Portfolio
SP International Growth Portfolio
SP International Value Portfolio

Advanced Series Trust
AST T. Rowe Price Large-Cap Growth Portfolio
AST Cohen & Steers Realty Portfolio
AST JPMorgan Strategic Opportunities Portfolio
AST Value Portfolio
AST Neuberger Berman Small-Cap Growth Portfolio
AST Federated Aggressive Growth Portfolio
AST Small-Cap Value Portfolio
AST Goldman Sachs Mid-Cap Growth Portfolio
AST Large-Cap Value Portfolio
AST Marsico Capital Growth Portfolio
AST MFS Growth Portfolio
AST Neuberger Berman Mid-Cap Growth Portfolio
AST Small-Cap Growth Portfolio
AST PIMCO Limited Maturity Bond Portfolio
AST T.Rowe Price Natural Resources Portfolio
AST MFS Global Equity Portfolio
AST JPMorgan International Equity Portfolio
AST T.Rowe Price Global Bond Portfolio
AST PIMCO Total Return Bond Portfolio
AST Aggressive Asset Allocation Portfolio
AST Balanced Asset Allocation Portfolio
AST Preservation Asset Allocation Portfolio
AST Schroders Multi-Asset World Stategies Portfolio

A52

AST T.Rowe Price Asset Allocation Portfolio
AST First Trust Balanced Target Portfolio
AST First Trust Capital Appreciation Target Portfolio
AST Advanced Strategies Portfolio
AST CLS Growth Asset Allocation Portfolio
AST CLS Moderate Asset Allocation Portfolio

Invesco Variable Insurance
Utilities Fund
Technology Fund

American Century Variable Portfolios
Value Fund
Income & Growth Fund
Mid Cap Value Fund – Class 1 Shares

Dreyfus Funds
MidCap Stock Portfolio – Initial Shares
Opportunistic Small Cap Portfolio – Initial Shares

Note 1:	General (Continued)

The Dreyfus Socially Responsible Growth Fund – Service Shares
MidCap Stock Portfolio – Service Shares

Franklin Templeton Funds
Small-Mid Cap Growth Securities Fund

Goldman Sachs Funds
Structured Small Cap Equity Fund

Janus Aspen Series
Enterprise Portfolio – Service Shares
Overseas Portfolio – Service Shares
Janus Portfolio – Service Shares
Janus Portfolio – Institutional Shares
Balanced Portfolio – Service Shares

JPMorgan Insurance Trust
Intrepid Mid Cap Portfolio – Class 1 Shares

M Financial Funds
International Equity Fund
Business Opportunity Value Fund
Capital Appreciation Fund
Large Cap Growth Fund

MFS Variable Insurance Trust
Growth Series – Initial Class
Utilities Series – Initial Class

Neuberger Berman
Adviser’s Management Trust Socially Responsive Portfolio – Service Shares

Oppenheimer Funds
Small-& Mid-Cap Growth Fund/ VA Service Shares

ProFunds VP
Asia 30
Banks
Basic Materials
Bear
Biotechnology
UltraBull
Consumer Services
Consumer Goods
Oil & Gas
Europe 30
Financials
Health Care
Industrials
Internet
Japan
Mid-Cap Growth
Mid-Cap Value
Money Market
NASDAQ-100
Pharmaceuticals
Precious Metals
Real Estate
Rising Rates Opportunity
Semiconductor

A53

Short NASDAQ-100
Short Small-Cap
Small-Cap
Small Cap-Growth
Small-Cap Value
Technology
Telecommunications
U.S. Government Plus
UltraMid-Cap
UltraNASDAQ-100
UltraSmall-Cap
Bull
Utilities

T. Rowe Price
International Stock Portfolio

The Series Funds are diversified open-ended management investment companies, and are managed by affiliates of Prudential. Each of the variable investment options of the Account bears indirectly exposure to the market, credit and liquidity risks of the portfolio in which it invests. These financials statements should be read in conjunction with the financial statements and footnotes of the underlying mutual funds. Additional information on these mutual funds is available upon request to the appropriate companies.

At December 31, 2010, there were no balances or transactions for the period then ended pertaining to Profund VP Industrials.

The following table sets forth the dates on which mergers took place in the Account along with relevant information pertaining to each merger. The transfers from the old subaccounts to the new subaccounts are reflected in the Statement of Changes in Net Assets for the year ended December 31, 2010 as net transfers between subaccounts. The transfers occurred as follows:

April 30, 2010	Removed Portfolio	Surviving Portfolio
	Prudential SP Mid Cap Growth Portfolio	Prudential SP Prudential U.S. Emerging Growth Portfolio
Shares	3,511,791	6,648,575
Value	$ 5.00	$ 7.00
Net assets before merger	$ 17,558,957	$ 28,981,071
Net assets after merger	$ 0	$ 46,540,028

	Prudential SP Davis Value Portfolio	Prudential Value Portfolio
Shares	4,411,402	3,315,230
Value	$ 9.15	$ 16.19
Net assets before merger	$ 40,364,325	$ 13,309,254
Net assets after merger	$ 0	$ 53,673,579

	Prudential SP Strategic Partners Focused Growth Portfolio	Prudential Jennison Portfolio
Shares	669,671	2,423,227
Value	$ 6.88	$ 21.65
Net assets before merger	$ 4,607,338	$ 47,855,529
Net assets after merger	$ 0	$ 52,462,867

Note 2:	Significant Accounting Policies

The accompanying financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

In January 2010, the FASB issued updated guidance that requires new fair value disclosures about significant transfers between Level 1 and 2 measurement categories and separate presentation of purchases, sales, issuances, and settlements within the roll forward of Level 3 activity. Also, this updated fair value guidance clarifies the disclosure requirements about level of disaggregation and valuation techniques and inputs. This new guidance is effective for interim and annual reporting periods beginning after December 15, 2009, except for the disclosures about purchases, sales, issuances, and settlements in the roll forward of Level 3 activity, which are effective for interim and annual reporting periods beginning after December 15, 2010. The Account adopted this guidance effective January 1, 2010. The required disclosures are provided in Note 3.

Investments—The investments in shares of the portfolios are stated at the net asset value of the respective portfolios, whose investment securities are stated at fair value.

A54

Security Transactions—Realized gains and losses on security transactions are determined based upon an average cost. Purchase and sale transactions are recorded as of the trade date of the security being purchased or sold.

Dividend and Distributions Received—Dividend and capital gain distributions received are reinvested in additional shares of the portfolios and are recorded on the ex distribution date.

Note 3:	Fair Value

The guidance defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The authoritative guidance around fair value established a framework for measuring fair value that includes a hierarchy used to classify the inputs used in measuring fair value. The hierarchy prioritizes the inputs to valuation techniques into three levels. The level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement. The levels of the fair value hierarchy are as follows:

Level 1—Fair value is based on quoted prices for identical instruments in active markets. Level 1 fair values generally are supported by market transactions that occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

Level 2—Fair value is based on significant inputs, other than Level 1 inputs, that are observable for the asset, either directly or indirectly, for substantially the full term of the asset through corroboration with observable market data.

Level 3—Fair value is based on unobservable inputs supported by little or no market activity and often requiring significant judgment or estimation, such as an entity’s own assumptions about the cash flows or other significant components of value that market participants would use in pricing the asset or liability.

A55

Note 3:	Fair Value (Continued)

The table below presents the balances of assets and liabilities measured at fair value on a recurring basis, as of December 31, 2010. All funds have been classified as level 1 with the exception of proprietary funds, consisting of all AST and PruSeries funds, and any non-proprietary funds not available for public investment, as listed below.

As of December 31, 2010
	Level 1	Level 2	Level 3	Total
Proprietary Funds ( AST & PruSeries)	$ 0	$ 1,425,543,411	$ 0	$ 1,425,543,411
Goldman Sachs Structured Small Cap Equity Fund	$ 0	$ 1,501,475	$ 0	$ 1,501,475
Dreyfus MidCap Stock Portfolio – Initial Shares	$ 0	$ 343,255	$ 0	$ 343,255
The Dreyfus Socially Responsible Growth Fund – Service Shares	$ 0	$ 47,095	$ 0	$ 47,095
Dreyfus MidCap Stock Portfolio – Service Shares	$ 0	$ 111,290	$ 0	$ 111,290
Dreyfus Opportunistic Small Cap Portfolio – Initial Shares	$ 0	$ 2,813,536	$ 0	$ 2,813,536
Janus Aspen Enterprise Portfolio – Service Shares	$ 0	$ 2,343,267	$ 0	$ 2,343,267
Janus Aspen Balanced Portfolio – Service Shares	$ 0	$ 23,364,612	$ 0	$ 23,364,612
Janus Aspen Overseas Portfolio – Service Shares	$ 0	$ 9,730,221	$ 0	$ 9,730,221
Janus Aspen Janus Portfolio – Service Shares	$ 0	$ 3,001,059	$ 0	$ 3,001,059
Janus Aspen Janus Portfolio – Institutional Shares	$ 0	$ 3,765,791	$ 0	$ 3,765,791
M International Equity Fund	$ 0	$ 1,604,796	$ 0	$ 1,604,796
M Capital Appreciation Fund	$ 0	$ 1,553,518	$ 0	$ 1,553,518
M Business Opportunity Value Fund	$ 0	$ 822,700	$ 0	$ 822,700
M Large Cap Growth Fund	$ 0	$ 1,196,642	$ 0	$ 1,196,642
Oppenheimer Small- & Mid-Cap Growth Fund/VA Service Shares	$ 0	$ 70,045	$ 0	$ 70,045
ProFund VP Asia 30	$ 0	$ 3,512	$ 0	$ 3,512
ProFund VP Banks	$ 0	$ 2	$ 0	$ 2
ProFund VP Bear	$ 0	$ 3,626	$ 0	$ 3,626
ProFund VP Biotechnology	$ 0	$ 440	$ 0	$ 440
ProFund VP Basic Materials	$ 0	$ 2,506	$ 0	$ 2,506
ProFund VP UltraBull	$ 0	$ 99,616	$ 0	$ 99,616
ProFund VP Bull	$ 0	$ 48,637	$ 0	$ 48,637
ProFund VP Consumer Services	$ 0	$ 1,784	$ 0	$ 1,784
ProFund VP Consumer Goods	$ 0	$ 259	$ 0	$ 259
ProFund VP Oil & Gas	$ 0	$ 88,764	$ 0	$ 88,764
ProFund VP Europe 30	$ 0	$ 45,029	$ 0	$ 45,029
ProFund VP Financials	$ 0	$ 2,704	$ 0	$ 2,704
ProFund VP U.S. Government Plus	$ 0	$ 87,174	$ 0	$ 87,174
ProFund VP Health Care	$ 0	$ 100,107	$ 0	$ 100,107
ProFund VP Internet	$ 0	$ 1,784	$ 0	$ 1,784
ProFund VP Japan	$ 0	$ 15,103	$ 0	$ 15,103
ProFund VP Precious Metals	$ 0	$ 36,854	$ 0	$ 36,854
ProFund VP Mid-Cap Growth	$ 0	$ 3,339	$ 0	$ 3,339
ProFund VP Money Market	$ 0	$ 2,462,543	$ 0	$ 2,462,543
ProFund VP Mid-Cap Value	$ 0	$ 13,794	$ 0	$ 13,794
ProFund VP Pharmaceuticals	$ 0	$ 465	$ 0	$ 465
ProFund VP Real Estate	$ 0	$ 43,001	$ 0	$ 43,001
ProFund VP Rising Rates Opportunity	$ 0	$ 45,329	$ 0	$ 45,329
ProFund VP NASDAQ-100	$ 0	$ 88,496	$ 0	$ 88,496
ProFund VP Small-Cap	$ 0	$ 93,021	$ 0	$ 93,021
ProFund VP Semiconductor	$ 0	$ 1,723	$ 0	$ 1,723
ProFund VP Small-Cap Growth	$ 0	$ 7,699	$ 0	$ 7,699
ProFund VP Short NASDAQ-100	$ 0	$ 58,617	$ 0	$ 58,617
ProFund VP Short Small-Cap	$ 0	$ 0	$ 0	$ 0
ProFund VP Small-Cap Value	$ 0	$ 1	$ 0	$ 1
ProFund VP Technology	$ 0	$ 503	$ 0	$ 503
ProFund VP Telecommunications	$ 0	$ 2,854	$ 0	$ 2,854
ProFund VP UltraMid-Cap	$ 0	$ 55,414	$ 0	$ 55,414
ProFund VP UltraNASDAQ-100	$ 0	$ 347,235	$ 0	$ 347,235
ProFund VP UltraSmall-Cap	$ 0	$ 55,412	$ 0	$ 55,412
ProFund VP Utilities	$ 0	$ 714	$ 0	$ 714
Invesco V.I. Technology Fund	$ 0	$ 500,950	$ 0	$ 500,950
Invesco V.I. Utilities Fund	$ 0	$ 67,188	$ 0	$ 67,188

Note 3:	Fair Value (Continued)

During the twelve months ended December 31, 2010, there were no material transfers between Level 1 and Level 2.

As there are no Level 3 assets for either period, a presentation of the reconciliation of Level 3 assets is not required at this time.

A56

Note 4:	Taxes

Pruco Life is taxed as a “life insurance company” as defined by the Internal Revenue Code. The results of operations of the Account form a part of PFI’s consolidated federal tax return. No federal income taxes are payable by the Account. As such, no provision for tax liability has been recorded in these financial statements. Pruco Life management will review periodically the status of the policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the contracts.

Note 5:	Purchases and Sales of Investments

The aggregate costs of purchases and proceeds from sales, excluding distributions received and reinvested, of investments in the portfolios for the year ended December 31, 2010 were as follows:

	Purchases	Sales
Prudential Money Market Portfolio	$53,966,917	$(140,479,123)
Prudential Diversified Bond Portfolio	$19,419,387	$(20,012,496)
Prudential Equity Portfolio	$8,810,829	$(10,500,632)
Prudential Flexible Managed Portfolio	$1,519,967	$(1,502,732)
Prudential Conservative Balanced Portfolio	$3,511,087	$(3,749,249)
Prudential Value Portfolio	$44,099,713	$(5,674,553)
Prudential High Yield Bond Portfolio	$3,146,446	$(2,936,418)
Prudential Natural Resources Portfolio	$3,373,744	$(2,556,608)
Prudential Stock Index Portfolio	$55,902,706	$(27,519,248)
Prudential Global Portfolio	$2,153,007	$(2,147,020)
Prudential Government Income Portfolio	$33,945,097	$(14,340,397)
Prudential Jennison Portfolio	$9,833,515	$(5,143,854)
Prudential Small Capitalization Stock Portfolio	$6,795,547	$(2,787,441)
T. Rowe Price International Stock Portfolio	$5,269,043	$(2,508,804)
Janus Aspen Janus Portfolio – Institutional Shares	$121,539	$(519,818)
MFS Growth Series – Initial Class	$273,378	$(347,330)
American Century VP Value Fund	$433,980	$(453,921)
Franklin Small-Mid Cap Growth Securities Fund	$397,762	$(735,495)
American Century VP Income & Growth Fund	$466,989	$(421,456)
Prudential SP Davis Value Portfolio	$1,545,830	$(42,231,353)
Dreyfus MidCap Stock Portfolio – Initial Shares	$23,747	$(35,761)
Dreyfus Opportunistic Small Cap Portfolio – Initial Shares	$573,927	$(807,651)
Prudential SP Small Cap Value Portfolio	$4,035,006	$(4,115,163)
Prudential Jennison 20/20 Focus Portfolio	$1,046,011	$(286,932)
Goldman Sachs Structured Small Cap Equity Fund	$176,621	$(98,701)
Invesco V.I. Utilities Fund	$46,077	$(1,020)
Invesco V.I. Technology Fund	$49,754	$(14,827)
Janus Aspen Enterprise Portfolio – Service Shares	$885,948	$(138,064)
Janus Aspen Balanced Portfolio – Service Shares	$759,324	$(937,465)
Oppenheimer Small- & Mid-Cap Growth Fund/VA Service Shares	$239,264	$(1,226,161)
Janus Aspen Janus Portfolio – Service Shares	$284,025	$(246,750)
Prudential SP Strategic Partners Focused Growth Portfolio	$323,274	$(4,978,898)
Prudential SP Mid Cap Growth Portfolio	$539,504	$(18,149,641)
Prudential SP Prudential U.S. Emerging Growth Portfolio	$21,595,335	$(4,014,407)
Prudential SP Growth Asset Allocation Portfolio	$17,125,874	$(12,912,129)
Janus Aspen Overseas Portfolio – Service Shares	$2,872,440	$(1,460,136)

A57

Note 5:	Purchases and Sales of Investments (Continued)

	Purchases	Sales
Prudential SP International Growth Portfolio	$2,514,227	$(1,942,926)
Prudential SP International Value Portfolio	$18,720,982	$(15,064,837)
M Large Cap Growth Fund	$294,706	$(1,122,671)
M Capital Appreciation Fund	$197,821	$(150,111)
M International Equity Fund	$314,826	$(635,125)
M Business Opportunity Value Fund	$202,403	$(77,354)
ProFund VP Asia 30	$4,993	$(48,224)
ProFund VP Banks	$0	$0
ProFund VP Basic Materials	$7,867	$(16,029)
ProFund VP Bear	$84,617	$(84,029)
ProFund VP Biotechnology	$9,126	$(9,289)
ProFund VP UltraBull	$6,655,481	$(6,586,906)
ProFund VP Consumer Services	$11,983	$(10,464)
ProFund VP Consumer Goods	$1,746	$(1,655)
ProFund VP Oil & Gas	$54,458	$(40,658)
ProFund VP Europe 30	$54,709	$(57,803)
ProFund VP Financials	$1,299	$(57,644)
ProFund VP Health Care	$52,520	$(6,792)
ProFund VP Internet	$7,659	$(8,667)
ProFund VP Japan	$21,356	$(49,075)
ProFund VP Mid-Cap Growth	$5,787	$(6,066)
ProFund VP Mid-Cap Value	$259	$(1,045)
ProFund VP Money Market	$14,366,771	$(14,937,226)
ProFund VP NASDAQ-100	$90,008	$(108,501)
ProFund VP Pharmaceuticals	$216	$(87)
ProFund VP Precious Metals	$24,825	$(55,074)
ProFund VP Real Estate	$139,272	$(150,810)
ProFund VP Rising Rates Opportunity	$39,268	$(1,870)
ProFund VP Semiconductor	$9,791	$(7,689)
ProFund VP Short NASDAQ-100	$130,222	$(63,757)
ProFund VP Short Small-Cap	$57,744	$(57,340)
ProFund VP Small-Cap	$79,825	$(100,357)
ProFund VP Small-Cap Growth	$20,510	$(21,116)
ProFund VP Small-Cap Value	$0	$0
ProFund VP Technology	$25,426	$(52,645)
ProFund VP Telecommunications	$1,272	$(2,473)
ProFund VP U.S. Government Plus	$262,006	$(183,729)
ProFund VP UltraMid-Cap	$1,681,194	$(1,619,265)
ProFund VP UltraNASDAQ-100	$4,242,269	$(3,939,531)
ProFund VP UltraSmall-Cap	$2,394,878	$(2,348,608)
ProFund VP Bull	$62,413	$(117,071)
ProFund VP Utilities	$52,141	$(52,303)
AST T. Rowe Price Large-Cap Growth Portfolio	$1,799,397	$(1,763,041)
AST Cohen & Steers Realty Portfolio	$675,005	$(360,206)
AST JPMorgan Strategic Opportunities Portfolio	$759,077	$(226,115)
AST Value Portfolio	$538,382	$(375,503)
AST Neuberger Berman Small-Cap Growth Portfolio	$181,949	$(127,425)
AST Federated Aggressive Growth Portfolio	$343,242	$(164,169)
AST Small-Cap Value Portfolio	$704,536	$(393,918)
AST Goldman Sachs Mid-Cap Growth Portfolio	$547,534	$(351,357)
AST Large-Cap Value Portfolio	$2,008,317	$(1,962,927)
AST Marsico Capital Growth Portfolio	$1,537,288	$(1,213,210)
AST MFS Growth Portfolio	$256,209	$(122,574)
AST Neuberger Berman Mid-Cap Growth Portfolio	$3,275	$(54,898)
AST Small-Cap Growth Portfolio	$1,685,316	$(1,207,466)
AST PIMCO Limited Maturity Bond Portfolio	$1,474,268	$(1,490,212)
AST T. Rowe Price Natural Resources Portfolio	$1,787,682	$(1,127,580)
AST MFS Global Equity Portfolio	$343,206	$(152,226)
AST JPMorgan International Equity Portfolio	$672,456	$(393,320)
AST T. Rowe Price Global Bond Portfolio	$493,366	$(391,428)

A58

Note 5:	Purchases and Sales of Investments (Continued)

	Purchases	Sales
Neuberger Berman Adviser’s Management Trust Socially Responsive Portfolio – Service Shares	$67,312	$(16,042)
American Century VP Mid Cap Value Fund – Class 1 Shares	$334,898	$(63,484)
JPMorgan Insurance Trust Intrepid Mid Cap Portfolio – Class 1 Shares	$63,718	$(58,017)
The Dreyfus Socially Responsible Growth Fund – Service Shares	$24,326	$(24,563)
Dreyfus MidCap Stock Portfolio – Service Shares	$124,212	$(45,030)
MFS Utilities Series – Initial Class	$386,701	$(117,793)
AST Schroders Multi-Asset World Strategies Portfolio	$238,473	$(15,796)
AST PIMCO Total Return Bond Portfolio	$20,407,900	$(21,266,518)
AST T. Rowe Price Asset Allocation Portfolio	$303,666	$(34,190)
AST Aggressive Asset Allocation Portfolio	$6,825,311	$(4,396,103)
AST Balanced Asset Allocation Portfolio	$9,503,172	$(8,620,945)
AST Preservation Asset Allocation Portfolio	$2,693,457	$(1,665,715)
AST First Trust Balanced Target Portfolio	$365,892	$(51,246)
AST First Trust Capital Appreciation Target Portfolio	$220,762	$(17,344)
AST Advanced Strategies Portfolio	$257,470	$(17,216)
AST CLS Growth Asset Allocation Portfolio	$247,597	$(54,140)
AST CLS Moderate Asset Allocation Portfolio	$329,110	$(43,036)

Note 6:	Related Party Transactions

PFI and its affiliates perform various services on behalf of the Series Funds in which the Account invests and may receive fees for the services performed. These services include, among other things, investment management, subadvisory, shareholder communications, preparation, postage, fund transfer agency and various other record keeping, administrative and customer service functions.

The Series Funds have management agreements with Prudential Investment LLC (“PI”) and AST Investment Services, Inc, indirect, wholly-owned subsidiaries of PFI (together the “Investment Managers”). Pursuant to these agreements, the Investment Managers have responsibility for all investment advisory services and supervise the subadvisors’ performance of such services. The Investment Managers entered into subadvisory agreements with several subadvisors, including Prudential Investment Management, Inc. and Jennison Associates LLC, which are indirect, wholly-owned subsidiaries of PFI.

The Prudential Series Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), an indirect, wholly-owned subsidiary of PFI, which acts as the distributor of the Class I and Class II shares of the Series Fund. No distribution or service fees are paid to PIMS as distributor of the Class I shares of the Series Fund. The Investment Managers have agreed to reimburse certain portfolios of the Series Funds the portion of the management fee for that Portfolio equal to the amount that the aggregate annual ordinary operating expenses (excluding interest, taxes, brokerage commissions, and acquired fund expenses, as applicable) exceeds various agreed upon percentages of the portfolio’s average daily net assets.

Prudential Mutual Fund Services LLC, an affiliate of the Investment Managers and an indirect, wholly-owned subsidiary of PFI, serves as the transfer agent of the Series Funds.

Note 7:	Financial Highlights

Pruco Life sells a number of variable life products that are funded by the Account. These products have unique combinations of features and fees that are charged against the contract owner’s account balance. Differences in the fee structures result in a variety of unit values, expense ratios and total returns.

A59

Note 7:	Financial Highlights (Continued)

The following table was developed by determining which products offered by Pruco Life and funded by the Account have the lowest and highest expense ratio. Only product designs within each subaccount that had units outstanding throughout the respective periods were considered when determining the lowest and highest expense ratio. The summary may not reflect the minimum and maximum contract charges offered by Pruco Life as contract owners may not have selected all available and applicable contract options as discussed in note 1.

	At year ended					For year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	Prudential Money Market Portfolio
December 31, 2010	108,017	$1.16879	to	$11.79799	$168,218	0.04%	0.00%	to	0.90%	-0.89%	to	0.04%
December 31, 2009	155,046	$1.16919	to	$11.79333	$254,664	0.40%	0.00%	to	0.90%	-0.50%	to	0.40%
December 31, 2008	152,865	$1.16584	to	$11.74670	$250,570	2.58%	0.00%	to	0.90%	1.71%	to	2.65%
December 31, 2007	132,612	$1.13677	to	$11.44374	$213,692	4.93%	0.00%	to	0.90%	4.14%	to	5.06%
December 31, 2006	134,946	$1.08287	to	$10.89271	$209,028	4.68%	0.00%	to	0.90%	3.83%	to	4.75%

	Prudential Diversified Bond Portfolio
December 31, 2010	38,859	$1.56925	to	$15.62673	$105,025	4.19%	0.00%	to	0.90%	9.59%	to	10.57%
December 31, 2009	39,173	$1.42063	to	$14.13312	$95,396	4.73%	0.00%	to	0.90%	19.43%	to	20.51%
December 31, 2008	40,753	$1.17995	to	$11.72770	$83,712	5.15%	0.00%	to	0.90%	-4.31%	to	-3.46%
December 31, 2007	49,523	$1.22341	to	$12.14763	$108,670	5.23%	0.00%	to	0.90%	4.76%	to	5.71%
December 31, 2006	41,665	$1.15836	to	$11.49153	$86,903	4.87%	0.00%	to	0.90%	4.06%	to	4.98%

	Prudential Equity Portfolio
December 31, 2010	37,120	$1.27159	to	$14.91964	$62,294	0.79%	0.00%	to	0.90%	10.91%	to	11.90%
December 31, 2009	39,201	$1.14646	to	$13.33280	$57,330	1.60%	0.00%	to	0.90%	36.95%	to	38.17%
December 31, 2008	38,469	$0.83715	to	$9.64954	$42,743	1.44%	0.00%	to	0.90%	-38.71%	to	-38.16%
December 31, 2007	37,025	$1.36594	to	$15.60349	$68,386	1.08%	0.00%	to	0.90%	8.34%	to	9.32%
December 31, 2006	37,183	$1.26076	to	$14.27258	$64,825	1.01%	0.00%	to	0.90%	11.57%	to	12.57%

	Prudential Flexible Managed Portfolio
December 31, 2010	5,095	$1.28426	to	$13.69306	$7,037	2.36%	0.20%	to	0.90%	11.03%	to	11.81%
December 31, 2009	5,134	$1.15666	to	$12.25274	$6,290	3.62%	0.20%	to	0.90%	13.21%	to	19.70%
December 31, 2008	4,253	$0.97293	to	$2.88180	$4,417	3.13%	0.20%	to	0.90%	-25.49%	to	-24.97%
December 31, 2007	3,210	$1.30579	to	$3.85621	$4,690	2.40%	0.20%	to	0.90%	5.41%	to	6.15%
December 31, 2006	3,208	$1.23882	to	$3.64750	$4,506	2.05%	0.20%	to	0.90%	11.17%	to	11.94%

	Prudential Conservative Balanced Portfolio
December 31, 2010	5,129	$1.33292	to	$13.46019	$8,417	2.41%	0.20%	to	0.90%	10.75%	to	11.52%
December 31, 2009	4,262	$1.20355	to	$12.07580	$7,761	3.95%	0.20%	to	0.90%	12.05%	to	19.77%
December 31, 2008	4,922	$1.01188	to	$2.64903	$7,690	4.31%	0.20%	to	0.90%	-22.11%	to	-21.56%
December 31, 2007	13,125	$1.29912	to	$3.39077	$35,693	2.86%	0.20%	to	0.90%	5.17%	to	5.91%
December 31, 2006	16,371	$1.23522	to	$3.21437	$40,521	2.87%	0.20%	to	0.90%	9.45%	to	10.22%

	Prudential High Yield Bond Portfolio
December 31, 2010	13,096	$1.71027	to	$16.99325	$25,155	8.40%	0.00%	to	0.90%	13.05%	to	14.05%
December 31, 2009	12,998	$1.50083	to	$14.89993	$21,854	10.12%	0.00%	to	0.90%	45.85%	to	47.16%
December 31, 2008	6,982	$1.02083	to	$10.12490	$8,048	8.72%	0.00%	to	0.90%	-22.97%	to	-22.28%
December 31, 2007	6,530	$1.31459	to	$13.02717	$9,764	7.16%	0.00%	to	0.90%	1.69%	to	2.62%
December 31, 2006	6,078	$1.28200	to	$12.69428	$8,962	7.85%	0.00%	to	0.90%	9.30%	to	10.25%

	Prudential Stock Index Portfolio
December 31, 2010	118,972	$0.94652	to	$13.22764	$216,635	1.88%	0.00%	to	0.90%	13.55%	to	14.59%
December 31, 2009	112,803	$0.83357	to	$11.54386	$162,566	2.75%	0.00%	to	0.90%	24.94%	to	26.07%
December 31, 2008	115,268	$0.66717	to	$9.15654	$132,843	2.25%	0.00%	to	0.90%	-37.51%	to	-36.94%
December 31, 2007	110,391	$1.06764	to	$14.52015	$207,464	1.64%	0.00%	to	0.90%	4.16%	to	5.10%
December 31, 2006	107,743	$1.02498	to	$13.81575	$200,140	1.59%	0.00%	to	0.90%	14.52%	to	15.54%

	Prudential Value Portfolio
December 31, 2010	10,813	$1.66848	to	$10.45158	$55,064	1.14%	0.00%	to	0.90%	6.02%	to	13.63%
December 31, 2009	5,906	$1.47859	to	$5.08421	$12,632	1.98%	0.20%	to	0.90%	40.66%	to	41.65%
December 31, 2008	7,685	$1.05115	to	$3.60373	$11,188	1.84%	0.20%	to	0.90%	-42.81%	to	-42.41%
December 31, 2007	7,411	$1.83802	to	$6.28234	$19,178	1.41%	0.20%	to	0.90%	2.26%	to	2.98%
December 31, 2006	7,174	$1.79732	to	$6.12496	$18,547	1.51%	0.20%	to	0.90%	18.87%	to	19.70%

A60

Note 7:	Financial Highlights (Continued)

	At year ended					For year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	Prudential Natural Resources Portfolio
December 31, 2010	751	$9.95074	to	$17.04921	$9,080	0.40%	0.00%	to	0.60%	27.22%	to	27.98%
December 31, 2009	608	$7.78270	to	$13.40114	$6,367	0.67%	0.00%	to	0.60%	76.05%	to	77.11%
December 31, 2008	456	$4.39882	to	$7.61216	$3,063	0.75%	0.00%	to	0.60%	-55.21%	to	-53.28%
December 31, 2007	371	$16.29431	to	$16.29431	$6,052	0.58%	0.60%	to	0.60%	47.41%	to	47.41%
December 31, 2006	376	$11.05400	to	$11.05400	$4,155	1.92%	0.60%	to	0.60%	21.47%	to	21.47%

	Prudential Global Portfolio
December 31, 2010	14,696	$0.89473	to	$14.82290	$19,226	1.59%	0.00%	to	0.90%	11.74%	to	12.74%
December 31, 2009	14,708	$0.80076	to	$13.14756	$17,090	2.88%	0.00%	to	0.90%	30.22%	to	31.39%
December 31, 2008	15,081	$0.61494	to	$10.00641	$13,231	1.80%	0.00%	to	0.90%	-43.43%	to	-42.92%
December 31, 2007	14,239	$1.08699	to	$17.53064	$21,965	1.15%	0.00%	to	0.90%	9.48%	to	10.48%
December 31, 2006	13,093	$0.99282	to	$15.86794	$18,280	0.69%	0.00%	to	0.90%	18.59%	to	19.65%

	Prudential Government Income Portfolio
December 31, 2010	36,770	$3.53015	to	$3.53015	$129,805	2.84%	0.60%	to	0.60%	6.35%	to	6.35%
December 31, 2009	30,730	$3.31942	to	$3.31942	$102,004	3.10%	0.60%	to	0.60%	7.07%	to	7.07%
December 31, 2008	30,925	$3.10024	to	$3.10024	$95,874	4.18%	0.60%	to	0.60%	3.68%	to	3.68%
December 31, 2007	24,252	$2.99010	to	$2.99010	$72,515	4.45%	0.60%	to	0.60%	5.06%	to	5.06%
December 31, 2006	24,963	$2.84605	to	$2.84605	$71,046	4.89%	0.60%	to	0.60%	3.12%	to	3.12%

	Prudential Jennison Portfolio
December 31, 2010	49,432	$0.77289	to	$14.85977	$56,722	0.44%	0.00%	to	0.90%	10.95%	to	11.95%
December 31, 2009	45,195	$0.69663	to	$13.27361	$46,132	0.66%	0.00%	to	0.90%	41.76%	to	43.03%
December 31, 2008	48,152	$0.49141	to	$9.28019	$33,953	0.52%	0.00%	to	0.90%	-37.84%	to	-37.28%
December 31, 2007	47,025	$0.79060	to	$14.79607	$52,956	0.30%	0.00%	to	0.90%	11.00%	to	12.00%
December 31, 2006	49,111	$0.71228	to	$13.21079	$48,749	0.31%	0.00%	to	0.90%	0.89%	to	1.79%

	Prudential Small Capitalization Stock Portfolio
December 31, 2010	7,709	$4.16370	to	$11.28986	$32,517	0.86%	0.00%	to	0.60%	25.18%	to	25.93%
December 31, 2009	6,666	$3.32627	to	$8.96530	$22,306	1.83%	0.00%	to	0.60%	24.44%	to	25.18%
December 31, 2008	6,772	$2.67299	to	$7.16174	$18,131	1.15%	0.00%	to	0.60%	-31.45%	to	-29.58%
December 31, 2007	6,884	$3.89928	to	$3.89928	$26,844	0.58%	0.60%	to	0.60%	-1.13%	to	-1.13%
December 31, 2006	7,275	$3.94365	to	$3.94365	$28,692	0.60%	0.60%	to	0.60%	13.99%	to	13.99%

	T. Rowe Price International Stock Portfolio
December 31, 2010	7,211	$1.04924	to	$1.32482	$9,040	0.98%	0.20%	to	0.90%	13.44%	to	14.23%
December 31, 2009	4,935	$0.92493	to	$1.16432	$5,227	2.57%	0.20%	to	0.90%	51.03%	to	52.08%
December 31, 2008	5,410	$0.61243	to	$0.76868	$3,813	1.91%	0.20%	to	0.90%	-49.16%	to	-48.80%
December 31, 2007	5,913	$1.20458	to	$1.50742	$8,200	1.27%	0.20%	to	0.90%	12.02%	to	12.81%
December 31, 2006	6,606	$1.07531	to	$1.34163	$8,126	1.14%	0.20%	to	0.90%	18.01%	to	18.87%

	Janus Aspen Janus Portfolio - Institutional Shares
December 31, 2010	4,473	$0.73375	to	$0.98636	$3,766	1.07%	0.20%	to	0.90%	13.49%	to	14.30%
December 31, 2009	5,000	$0.64654	to	$0.86645	$3,686	0.52%	0.20%	to	0.90%	35.14%	to	36.12%
December 31, 2008	7,671	$0.47843	to	$0.63919	$4,219	0.75%	0.20%	to	0.90%	-40.24%	to	-39.84%
December 31, 2007	7,733	$0.80064	to	$1.06662	$7,078	0.73%	0.20%	to	0.90%	14.06%	to	14.87%
December 31, 2006	5,987	$0.70196	to	$0.93243	$4,793	0.47%	0.20%	to	0.90%	10.38%	to	11.17%

	MFS Growth Series - Initial Class
December 31, 2010	2,890	$0.69580	to	$1.13884	$2,455	0.12%	0.20%	to	0.90%	14.30%	to	15.11%
December 31, 2009	3,015	$0.60874	to	$0.99337	$2,198	0.32%	0.20%	to	0.90%	36.47%	to	37.40%
December 31, 2008	3,262	$0.44607	to	$0.72584	$1,722	0.22%	0.20%	to	0.90%	-37.97%	to	-37.55%
December 31, 2007	2,964	$0.71912	to	$1.16675	$2,440	0.00%	0.20%	to	0.90%	20.08%	to	20.92%
December 31, 2006	3,002	$0.59884	to	$0.96872	$2,046	0.00%	0.20%	to	0.90%	6.94%	to	7.68%

	American Century VP Value Fund
December 31, 2010	5,257	$1.67009	to	$1.91839	$9,163	2.24%	0.20%	to	0.90%	12.41%	to	13.19%
December 31, 2009	5,241	$1.48130	to	$1.69480	$8,094	5.52%	0.20%	to	0.90%	18.79%	to	19.63%
December 31, 2008	6,144	$1.24327	to	$1.41671	$8,066	2.44%	0.20%	to	0.90%	-27.43%	to	-26.92%
December 31, 2007	6,191	$1.70819	to	$1.93919	$11,146	1.51%	0.20%	to	0.90%	-5.99%	to	-5.33%
December 31, 2006	5,924	$1.81151	to	$2.06277	$11,300	1.40%	0.20%	to	0.90%	17.60%	to	18.42%

A61

Note 7:	Financial Highlights (Continued)

	At year ended					For year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	Franklin Small-Mid Cap Growth Securities Fund
December 31, 2010	4,220	$0.96110	to	$1.00543	$4,170	0.00%	0.20%	to	0.90%	26.48%	to	27.37%
December 31, 2009	4,608	$0.75991	to	$0.78940	$3,582	0.00%	0.20%	to	0.90%	42.30%	to	43.27%
December 31, 2008	4,817	$0.53401	to	$0.55099	$2,621	0.00%	0.20%	to	0.90%	-43.00%	to	-42.61%
December 31, 2007	5,022	$0.93693	to	$0.96014	$4,776	0.00%	0.20%	to	0.90%	10.25%	to	11.02%
December 31, 2006	5,953	$0.84981	to	$0.86481	$5,118	0.00%	0.20%	to	0.90%	7.72%	to	8.46%

	American Century VP Income & Growth Fund
December 31, 2010	921	$1.09612	to	$1.09612	$1,009	1.56%	0.20%	to	0.20%	13.90%	to	13.90%
December 31, 2009	878	$0.96235	to	$0.96235	$ 845	4.94%	0.20%	to	0.20%	17.87%	to	17.87%
December 31, 2008	927	$0.81648	to	$0.81648	$ 757	2.33%	0.20%	to	0.20%	-34.71%	to	-34.71%
December 31, 2007	1,442	$1.25061	to	$1.25061	$1,803	2.11%	0.20%	to	0.20%	-0.28%	to	-0.28%
December 31, 2006	1,366	$1.25409	to	$1.25409	$1,713	1.76%	0.20%	to	0.20%	16.86%	to	16.86%

	Prudential SP Davis Value Portfolio (Expired on April 30, 2010)
December 31, 2010	0	$1.21106	to	$12.74908	$ 0	0.00%	0.00%	to	0.90%	5.11%	to	5.42%
December 31, 2009	32,191	$1.15218	to	$12.09417	$38,582	1.61%	0.00%	to	0.90%	30.09%	to	31.27%
December 31, 2008	31,771	$0.88155	to	$9.21351	$29,387	1.47%	0.00%	to	0.90%	-40.42%	to	-39.88%
December 31, 2007	29,581	$1.46785	to	$15.32495	$45,674	0.80%	0.00%	to	0.90%	3.65%	to	4.58%
December 31, 2006	30,460	$1.40487	to	$14.65332	$44,755	0.75%	0.00%	to	0.90%	14.00%	to	15.02%

	Dreyfus MidCap Stock Portfolio - Initial Shares
December 31, 2010	229	$1.50022	to	$1.50022	$ 343	1.00%	0.20%	to	0.20%	26.83%	to	26.83%
December 31, 2009	238	$1.18286	to	$1.18286	$ 282	1.49%	0.20%	to	0.20%	35.23%	to	35.23%
December 31, 2008	288	$0.87470	to	$0.87470	$ 252	0.97%	0.20%	to	0.20%	-40.54%	to	-40.54%
December 31, 2007	348	$1.47108	to	$1.47108	$ 512	0.40%	0.20%	to	0.20%	1.29%	to	1.29%
December 31, 2006	311	$1.45229	to	$1.45229	$ 452	0.88%	0.20%	to	0.20%	7.53%	to	7.53%

	Dreyfus Opportunistic Small Cap Portfolio - Initial Shares
December 31, 2010	4,690	$0.59994	to	$0.59994	$2,814	0.69%	0.20%	to	0.20%	30.87%	to	30.87%
December 31, 2009	4,972	$0.45844	to	$0.45844	$2,279	1.93%	0.20%	to	0.20%	25.79%	to	25.79%
December 31, 2008	6,325	$0.36445	to	$0.36445	$2,305	0.96%	0.20%	to	0.20%	-37.72%	to	-37.72%
December 31, 2007	7,529	$0.58521	to	$0.58521	$4,406	0.65%	0.20%	to	0.20%	-11.23%	to	-11.23%
December 31, 2006	3,852	$0.65922	to	$0.65922	$2,539	0.56%	0.20%	to	0.20%	3.57%	to	3.57%

	Prudential SP Small Cap Value Portfolio
December 31, 2010	24,926	$1.62854	to	$15.92112	$45,562	0.64%	0.00%	to	0.90%	25.15%	to	26.27%
December 31, 2009	24,945	$1.29106	to	$12.60902	$36,145	1.49%	0.00%	to	0.90%	29.63%	to	30.80%
December 31, 2008	25,605	$0.98795	to	$9.63974	$28,735	1.10%	0.00%	to	0.90%	-31.12%	to	-30.50%
December 31, 2007	24,587	$1.42297	to	$13.87037	$39,943	0.81%	0.00%	to	0.90%	-4.49%	to	-3.63%
December 31, 2006	22,004	$1.47770	to	$14.39211	$37,000	0.50%	0.00%	to	0.90%	13.58%	to	14.60%

	Goldman Sachs Structured Small Cap Equity Fund
December 31, 2010	952	$1.57742	to	$1.57742	$1,501	0.58%	0.20%	to	0.20%	29.86%	to	29.86%
December 31, 2009	906	$1.21475	to	$1.21475	$1,101	1.29%	0.20%	to	0.20%	27.42%	to	27.42%
December 31, 2008	1,013	$0.95338	to	$0.95338	$ 965	0.67%	0.20%	to	0.20%	-34.16%	to	-34.16%
December 31, 2007	1,164	$1.44802	to	$1.44802	$1,685	0.37%	0.20%	to	0.20%	-16.65%	to	-16.65%
December 31, 2006	1,126	$1.73735	to	$1.73735	$1,956	0.56%	0.20%	to	0.20%	12.05%	to	12.05%

	Invesco V.I. Utilities Fund
December 31, 2010	62	$1.08045	to	$1.08045	$ 67	4.18%	0.20%	to	0.20%	6.08%	to	6.08%
December 31, 2009	16	$1.01849	to	$1.01849	$ 17	4.79%	0.20%	to	0.20%	14.70%	to	14.70%
December 31, 2008	29	$0.88793	to	$0.88793	$ 26	2.08%	0.20%	to	0.20%	-32.49%	to	-32.49%
December 31, 2007	45	$1.31532	to	$1.31532	$ 59	2.15%	0.20%	to	0.20%	20.40%	to	20.40%
December 31, 2006	37	$1.09243	to	$1.09243	$ 41	0.56%	0.20%	to	0.20%	25.21%	to	25.21%

	Invesco V.I. Technology Fund
December 31, 2010	1,424	$0.35191	to	$0.35191	$ 501	0.00%	0.20%	to	0.20%	21.18%	to	21.18%
December 31, 2009	1,297	$0.29040	to	$0.29040	$ 377	0.00%	0.20%	to	0.20%	57.11%	to	57.11%
December 31, 2008	2,238	$0.18484	to	$0.18484	$ 414	0.00%	0.20%	to	0.20%	-44.62%	to	-44.62%
December 31, 2007	2,088	$0.33374	to	$0.33374	$ 697	0.00%	0.20%	to	0.20%	7.47%	to	7.47%
December 31, 2006	1,869	$0.31056	to	$0.31056	$ 580	0.00%	0.20%	to	0.20%	10.24%	to	10.24%

A62

Note 7:	Financial Highlights (Continued)

	At year ended					For year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	Janus Aspen Enterprise Portfolio - Service Shares
December 31, 2010	2,822	$0.83044	to	$0.83044	$2,343	0.00%	0.20%	to	0.20%	25.27%	to	25.27%
December 31, 2009	1,917	$0.66290	to	$0.66290	$1,271	0.00%	0.20%	to	0.20%	44.15%	to	44.15%
December 31, 2008	3,569	$0.45987	to	$0.45987	$1,641	0.07%	0.20%	to	0.20%	-43.97%	to	-43.97%
December 31, 2007	3,297	$0.82079	to	$0.82079	$2,706	0.07%	0.20%	to	0.20%	21.49%	to	21.49%
December 31, 2006	1,779	$0.67559	to	$0.67559	$1,202	0.00%	0.20%	to	0.20%	13.16%	to	13.16%

	Janus Aspen Balanced Portfolio - Service Shares
December 31, 2010	14,781	$1.58067	to	$1.58067	$23,365	2.56%	0.20%	to	0.20%	7.90%	to	7.90%
December 31, 2009	14,890	$1.46490	to	$1.46490	$21,812	2.75%	0.20%	to	0.20%	25.33%	to	25.33%
December 31, 2008	15,284	$1.16882	to	$1.16882	$17,864	2.38%	0.20%	to	0.20%	-16.23%	to	-16.23%
December 31, 2007	16,340	$1.39522	to	$1.39522	$22,798	2.28%	0.20%	to	0.20%	10.06%	to	10.06%
December 31, 2006	17,141	$1.26765	to	$1.26765	$21,729	1.87%	0.20%	to	0.20%	10.19%	to	10.19%

	Oppenheimer Small- & Mid-Cap Growth Fund/VA Service Shares
December 31, 2010	117	$0.60070	to	$0.60070	$ 70	0.00%	0.20%	to	0.20%	26.90%	to	26.90%
December 31, 2009	1,806	$0.47337	to	$0.47337	$ 855	0.00%	0.20%	to	0.20%	32.02%	to	32.02%
December 31, 2008	3,704	$0.35855	to	$0.35855	$1,328	0.00%	0.20%	to	0.20%	-49.32%	to	-49.32%
December 31, 2007	2,976	$0.70743	to	$0.70743	$2,106	0.00%	0.20%	to	0.20%	5.83%	to	5.83%
December 31, 2006	4,252	$0.66843	to	$0.66843	$2,842	0.00%	0.20%	to	0.20%	2.49%	to	2.49%

	Janus Aspen Janus Portfolio - Service Shares
December 31, 2010	2,774	$1.08200	to	$1.08200	$3,001	0.37%	0.25%	to	0.25%	13.96%	to	13.96%
December 31, 2009	2,730	$0.94948	to	$0.94948	$2,592	0.39%	0.25%	to	0.25%	35.67%	to	35.67%
December 31, 2008	2,638	$0.69982	to	$0.69982	$1,846	0.60%	0.25%	to	0.25%	-40.02%	to	-40.02%
December 31, 2007	2,420	$1.16670	to	$1.16670	$2,824	0.60%	0.25%	to	0.25%	14.52%	to	14.52%
December 31, 2006	2,142	$1.01876	to	$1.01876	$2,183	0.28%	0.25%	to	0.25%	10.86%	to	10.86%

	Prudential SP Strategic Partners Focused Growth Portfolio (Expired on April 30, 2010)
December 31, 2010	0	$1.04476	to	$13.38622	$ 0	0.00%	0.00%	to	0.90%	-0.45%	to	-0.15%
December 31, 2009	4,048	$1.04943	to	$13.40567	$4,657	0.00%	0.00%	to	0.90%	42.87%	to	44.14%
December 31, 2008	3,943	$0.73453	to	$0.91719	$3,142	0.00%	0.10%	to	0.90%	-38.97%	to	-38.48%
December 31, 2007	2,968	$1.20358	to	$15.10168	$3,866	0.00%	0.00%	to	0.90%	14.21%	to	15.24%
December 31, 2006	3,007	$1.05384	to	$13.10433	$3,389	0.00%	0.00%	to	0.90%	-1.55%	to	-0.66%

	Prudential SP Mid Cap Growth Portfolio (Expired on April 30, 2010)
December 31, 2010	0	$0.77462	to	$12.39485	$ 0	0.00%	0.00%	to	0.90%	10.54%	to	10.86%
December 31, 2009	20,978	$0.69923	to	$11.18013	$15,895	0.00%	0.00%	to	0.90%	30.35%	to	31.49%
December 31, 2008	19,941	$0.53307	to	$8.50283	$11,435	0.00%	0.00%	to	0.90%	-43.08%	to	-42.56%
December 31, 2007	18,776	$0.93041	to	$14.80357	$18,748	0.23%	0.00%	to	0.90%	15.16%	to	16.21%
December 31, 2006	17,780	$0.80266	to	$12.73876	$15,138	0.00%	0.00%	to	0.90%	-2.81%	to	-1.94%

	Prudential SP Prudential U.S. Emerging Growth Portfolio
December 31, 2010	29,307	$1.64508	to	$20.34034	$51,321	0.40%	0.00%	to	0.90%	10.82%	to	20.43%
December 31, 2009	18,089	$1.37832	to	$16.88951	$26,435	0.74%	0.00%	to	0.90%	40.63%	to	41.89%
December 31, 2008	17,657	$0.98012	to	$11.90349	$18,131	0.30%	0.00%	to	0.90%	-36.80%	to	-36.23%
December 31, 2007	16,817	$1.55088	to	$18.66589	$27,087	0.34%	0.00%	to	0.90%	15.76%	to	16.82%
December 31, 2006	15,876	$1.33323	to	$15.97896	$21,901	0.00%	0.00%	to	0.90%	8.61%	to	9.59%

	Prudential SP Growth Asset Allocation Portfolio
December 31, 2010	78,725	$1.31357	to	$14.58092	$111,508	1.94%	0.00%	to	0.90%	12.88%	to	13.90%
December 31, 2009	75,888	$1.16365	to	$12.83363	$93,815	2.18%	0.00%	to	0.90%	15.74%	to	26.22%
December 31, 2008	69,183	$0.93022	to	$9.95378	$67,888	1.69%	0.00%	to	0.90%	-36.93%	to	-36.36%
December 31, 2007	58,676	$1.47484	to	$15.64015	$90,584	1.68%	0.00%	to	0.90%	8.26%	to	9.23%
December 31, 2006	47,121	$1.36237	to	$14.31851	$66,683	1.66%	0.00%	to	0.90%	11.89%	to	12.88%

	Janus Aspen Overseas Portfolio - Service Shares
December 31, 2010	3,391	$2.10977	to	$10.53801	$9,730	0.54%	0.00%	to	0.20%	24.77%	to	25.02%
December 31, 2009	3,189	$1.69089	to	$8.42931	$6,535	0.38%	0.00%	to	0.20%	78.72%	to	79.07%
December 31, 2008	3,779	$0.94610	to	$4.70718	$3,672	1.08%	0.00%	to	0.20%	-53.25%	to	-52.32%
December 31, 2007	3,372	$1.98444	to	$1.98444	$6,692	0.48%	0.20%	to	0.20%	27.76%	to	27.76%
December 31, 2006	5,167	$1.55321	to	$1.55321	$8,026	1.79%	0.20%	to	0.20%	46.33%	to	46.33%

A63

Note 7:	Financial Highlights (Continued)

	At year ended					For year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	Prudential SP International Growth Portfolio
December 31, 2010	10,847	$1.36526	to	$15.93013	$16,833	1.53%	0.00%	to	0.90%	12.99%	to	14.01%
December 31, 2009	10,409	$1.20832	to	$13.97300	$14,168	2.19%	0.00%	to	0.90%	35.93%	to	37.15%
December 31, 2008	9,545	$0.88890	to	$10.18821	$9,576	1.65%	0.00%	to	0.90%	-50.74%	to	-50.30%
December 31, 2007	8,455	$1.80456	to	$20.49745	$17,081	0.78%	0.00%	to	0.90%	18.48%	to	19.55%
December 31, 2006	7,142	$1.52315	to	$17.14606	$11,967	1.60%	0.00%	to	0.90%	19.98%	to	21.05%

	Prudential SP International Value Portfolio
December 31, 2010	20,984	$1.42208	to	$17.21726	$32,262	2.25%	0.00%	to	0.90%	9.82%	to	10.81%
December 31, 2009	18,228	$1.28655	to	$15.53780	$24,875	3.07%	0.00%	to	0.90%	31.18%	to	32.35%
December 31, 2008	18,736	$0.97450	to	$11.73996	$19,393	2.77%	0.00%	to	0.90%	-44.56%	to	-44.06%
December 31, 2007	17,967	$1.74645	to	$20.98673	$33,931	2.47%	0.00%	to	0.90%	17.03%	to	18.08%
December 31, 2006	13,644	$1.48271	to	$17.77266	$21,356	1.35%	0.00%	to	0.90%	27.95%	to	29.09%

	M Large Cap Growth Fund
December 31, 2010	80	$15.02620	to	$15.02620	$1,197	0.29%	0.00%	to	0.00%	23.06%	to	23.06%
December 31, 2009	141	$12.21001	to	$12.21001	$1,718	0.65%	0.00%	to	0.00%	37.40%	to	37.40%
December 31, 2008	143	$8.88618	to	$8.88618	$1,275	0.02%	0.00%	to	0.00%	-48.97%	to	-48.97%
December 31, 2007	93	$17.41443	to	$17.41443	$1,611	0.40%	0.00%	to	0.00%	22.43%	to	22.43%
December 31, 2006	85	$14.22394	to	$14.22394	$1,204	0.80%	0.00%	to	0.00%	8.52%	to	8.52%

	M Capital Appreciation Fund
December 31, 2010	84	$18.53329	to	$18.53329	$1,554	0.20%	0.00%	to	0.00%	27.00%	to	27.00%
December 31, 2009	81	$14.59268	to	$14.59268	$1,175	0.05%	0.00%	to	0.00%	48.61%	to	48.61%
December 31, 2008	92	$9.81970	to	$9.81970	$ 903	0.00%	0.00%	to	0.00%	-42.03%	to	-42.03%
December 31, 2007	76	$16.93924	to	$16.93924	$1,289	0.00%	0.00%	to	0.00%	11.92%	to	11.92%
December 31, 2006	70	$15.13547	to	$15.13547	$1,064	0.00%	0.00%	to	0.00%	16.35%	to	16.35%

	M International Equity Fund
December 31, 2010	103	$15.52304	to	$15.52304	$1,605	2.95%	0.00%	to	0.00%	4.61%	to	4.61%
December 31, 2009	125	$14.83943	to	$14.83943	$1,852	2.50%	0.00%	to	0.00%	25.28%	to	25.28%
December 31, 2008	148	$11.84498	to	$11.84498	$1,755	3.51%	0.00%	to	0.00%	-39.84%	to	-39.84%
December 31, 2007	126	$19.69030	to	$19.69030	$2,483	2.15%	0.00%	to	0.00%	8.01%	to	8.01%
December 31, 2006	122	$18.23050	to	$18.23050	$2,231	1.70%	0.00%	to	0.00%	26.78%	to	26.78%

	M Business Opportunity Value Fund
December 31, 2010	56	$14.75415	to	$14.75415	$ 823	0.69%	0.00%	to	0.00%	9.27%	to	9.27%
December 31, 2009	46	$13.50201	to	$13.50201	$ 626	0.80%	0.00%	to	0.00%	24.58%	to	24.58%
December 31, 2008	46	$10.83791	to	$10.83791	$ 503	0.05%	0.00%	to	0.00%	-34.48%	to	-34.48%
December 31, 2007	18	$16.54237	to	$16.54237	$ 295	0.64%	0.00%	to	0.00%	5.44%	to	5.44%
December 31, 2006	29	$15.68894	to	$15.68894	$ 462	0.66%	0.00%	to	0.00%	13.89%	to	13.89%

	ProFund VP Asia 30
December 31, 2010	1	$3.50228	to	$3.50228	$ 4	0.34%	0.25%	to	0.25%	13.62%	to	13.62%
December 31, 2009	15	$3.08242	to	$3.08242	$ 47	0.95%	0.25%	to	0.25%	53.82%	to	53.82%
December 31, 2008	15	$2.00394	to	$2.00394	$ 30	0.74%	0.25%	to	0.25%	-50.94%	to	-50.94%
December 31, 2007	4	$4.08506	to	$4.08506	$ 16	0.10%	0.25%	to	0.25%	47.37%	to	47.37%
December 31, 2006	0	$2.77195	to	$2.77195	$ 0	0.00%	0.25%	to	0.25%	38.94%	to	38.94%

	ProFund VP Banks****
December 31, 2010	0	$0.62360	to	$0.62360	$ 0	0.00%	0.25%	to	0.25%	8.07%	to	8.07%
December 31, 2009	0	$0.57706	to	$0.57706	$ 0	0.03%	0.25%	to	0.25%	-4.48%	to	-4.48%
December 31, 2008	0	$0.60411	to	$0.60411	$ 0	0.00%	0.25%	to	0.25%	-47.05%	to	-47.05%
December 31, 2007	0	$1.14082	to	$1.14082	$ 0	0.00%	0.25%	to	0.25%	-27.46%	to	-27.46%
December 31, 2006	0	$1.57260	to	$1.57260	$ 0	0.00%	0.25%	to	0.25%	15.12%	to	15.12%

	ProFund VP Basic Materials
December 31, 2010	1	$2.32290	to	$2.32290	$ 3	1.83%	0.25%	to	0.25%	29.38%	to	29.38%
December 31, 2009	6	$1.79541	to	$1.79541	$ 10	0.47%	0.25%	to	0.25%	61.97%	to	61.97%
December 31, 2008	5	$1.10848	to	$1.10848	$ 5	0.23%	0.25%	to	0.25%	-51.54%	to	-51.54%
December 31, 2007	15	$2.28765	to	$2.28765	$ 35	0.47%	0.25%	to	0.25%	30.39%	to	30.39%
December 31, 2006	0	$1.75453	to	$1.75453	$ 0	3.09%	0.25%	to	0.25%	15.18%	to	15.18%

A64

Note 7:	Financial Highlights (Continued)

	At year ended					For year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	ProFund VP Bear
December 31, 2010	7	$0.50989	to	$0.50989	$ 4	0.00%	0.25%	to	0.25%	-17.99%	to	-17.99%
December 31, 2009	8	$0.62176	to	$0.62176	$ 5	0.03%	0.25%	to	0.25%	-28.04%	to	-28.04%
December 31, 2008	8	$0.86403	to	$0.86403	$ 7	2.84%	0.25%	to	0.25%	39.57%	to	39.57%
December 31, 2007	9	$0.61905	to	$0.61905	$ 6	0.28%	0.25%	to	0.25%	0.34%	to	0.34%
December 31, 2006	70	$0.61693	to	$0.61693	$ 43	0.10%	0.25%	to	0.25%	-7.72%	to	-7.72%

	ProFund VP Biotechnology****
December 31, 2010	0	$1.84134	to	$1.84134	$ 0	0.00%	0.25%	to	0.25%	4.84%	to	4.84%
December 31, 2009	0	$1.75633	to	$1.75633	$ 0	0.00%	0.25%	to	0.25%	3.46%	to	3.46%
December 31, 2008	0	$1.69755	to	$1.69755	$ 0	0.00%	0.25%	to	0.25%	1.59%	to	1.59%
December 31, 2007	0	$1.67093	to	$1.67093	$ 0	0.00%	0.25%	to	0.25%	-1.40%	to	-1.40%
December 31, 2006	30	$1.69473	to	$1.69473	$ 51	0.00%	0.25%	to	0.25%	-4.34%	to	-4.34%

	ProFund VP UltraBull
December 31, 2010	80	$1.23797	to	$1.23797	$100	0.00%	0.25%	to	0.25%	21.86%	to	21.86%
December 31, 2009	2	$1.01589	to	$1.01589	$ 2	0.05%	0.25%	to	0.25%	44.26%	to	44.26%
December 31, 2008	5	$0.70421	to	$0.70421	$ 3	1.78%	0.25%	to	0.25%	-67.48%	to	-67.48%
December 31, 2007	9	$2.16524	to	$2.16524	$ 19	0.64%	0.25%	to	0.25%	0.60%	to	0.60%
December 31, 2006	36	$2.15227	to	$2.15227	$ 78	0.32%	0.25%	to	0.25%	22.76%	to	22.76%

	ProFund VP Consumer Services
December 31, 2010	1	$1.33913	to	$1.33913	$ 2	0.00%	0.25%	to	0.25%	21.09%	to	21.09%
December 31, 2009	0	$1.10591	to	$1.10591	$ 0	0.00%	0.25%	to	0.25%	30.46%	to	30.46%
December 31, 2008	0	$0.84767	to	$0.84767	$ 0	0.00%	0.25%	to	0.25%	-31.55%	to	-31.55%
December 31, 2007	0	$1.23845	to	$1.23845	$ 0	0.00%	0.25%	to	0.25%	-8.47%	to	-8.47%
December 31, 2006	0	$1.35305	to	$1.35305	$ 0	0.00%	0.25%	to	0.25%	11.72%	to	11.72%

	ProFund VP Consumer Goods****
December 31, 2010	0	$1.55383	to	$1.55383	$ 0	0.48%	0.25%	to	0.25%	17.06%	to	17.06%
December 31, 2009	0	$1.32740	to	$1.32740	$ 0	1.12%	0.25%	to	0.25%	21.26%	to	21.26%
December 31, 2008	0	$1.09464	to	$1.09464	$ 0	1.28%	0.25%	to	0.25%	-26.89%	to	-26.89%
December 31, 2007	0	$1.49735	to	$1.49735	$ 1	0.36%	0.25%	to	0.25%	7.33%	to	7.33%
December 31, 2006	0	$1.39508	to	$1.39508	$ 1	0.00%	0.25%	to	0.25%	12.34%	to	12.34%

	ProFund VP Oil & Gas
December 31, 2010	32	$2.81416	to	$2.81416	$ 89	0.31%	0.25%	to	0.25%	17.47%	to	17.47%
December 31, 2009	28	$2.39569	to	$2.39569	$ 66	0.00%	0.25%	to	0.25%	15.21%	to	15.21%
December 31, 2008	9	$2.07935	to	$2.07935	$ 19	0.00%	0.25%	to	0.25%	-37.11%	to	-37.11%
December 31, 2007	12	$3.30620	to	$3.30620	$ 41	0.00%	0.25%	to	0.25%	32.14%	to	32.14%
December 31, 2006	6	$2.50196	to	$2.50196	$ 15	0.00%	0.25%	to	0.25%	20.32%	to	20.32%

	ProFund VP Europe 30
December 31, 2010	26	$1.70866	to	$1.70866	$ 45	1.60%	0.25%	to	0.25%	2.38%	to	2.38%
December 31, 2009	31	$1.66900	to	$1.66900	$ 52	3.46%	0.25%	to	0.25%	31.96%	to	31.96%
December 31, 2008	4	$1.26476	to	$1.26476	$ 5	1.37%	0.25%	to	0.25%	-44.14%	to	-44.14%
December 31, 2007	13	$2.26430	to	$2.26430	$ 30	1.60%	0.25%	to	0.25%	14.29%	to	14.29%
December 31, 2006	16	$1.98114	to	$1.98114	$ 31	0.06%	0.25%	to	0.25%	17.21%	to	17.21%

	ProFund VP Financials
December 31, 2010	3	$0.84316	to	$0.84316	$ 3	1.38%	0.25%	to	0.25%	10.65%	to	10.65%
December 31, 2009	72	$0.76198	to	$0.76198	$ 55	1.99%	0.25%	to	0.25%	14.74%	to	14.74%
December 31, 2008	56	$0.66411	to	$0.66411	$ 37	1.09%	0.25%	to	0.25%	-50.67%	to	-50.67%
December 31, 2007	33	$1.34622	to	$1.34622	$ 44	1.29%	0.25%	to	0.25%	-19.31%	to	-19.31%
December 31, 2006	30	$1.66848	to	$1.66848	$ 50	0.41%	0.25%	to	0.25%	17.06%	to	17.06%

	ProFund VP Health Care
December 31, 2010	78	$1.27586	to	$1.27586	$100	0.16%	0.25%	to	0.25%	2.58%	to	2.58%
December 31, 2009	43	$1.24376	to	$1.24376	$ 53	0.75%	0.25%	to	0.25%	19.26%	to	19.26%
December 31, 2008	42	$1.04293	to	$1.04293	$ 43	0.29%	0.25%	to	0.25%	-24.48%	to	-24.48%
December 31, 2007	43	$1.38105	to	$1.38105	$ 60	0.00%	0.25%	to	0.25%	6.31%	to	6.31%
December 31, 2006	24	$1.29913	to	$1.29913	$ 31	0.00%	0.25%	to	0.25%	4.99%	to	4.99%

A65

Note 7:	Financial Highlights (Continued)

	At year ended					For year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	ProFund VP Internet
December 31, 2010	1	$2.71677	to	$2.71677	$ 2	0.00%	0.25%	to	0.25%	34.94%	to	34.94%
December 31, 2009	1	$2.01325	to	$2.01325	$ 2	0.00%	0.25%	to	0.25%	76.83%	to	76.83%
December 31, 2008	0	$1.13850	to	$1.13850	$ 0	0.00%	0.25%	to	0.25%	-44.97%	to	-44.97%
December 31, 2007	0	$2.06872	to	$2.06872	$ 1	0.12%	0.25%	to	0.25%	9.91%	to	9.91%
December 31, 2006	0	$1.88222	to	$1.88222	$ 1	0.00%	0.25%	to	0.25%	1.11%	to	1.11%

	ProFund VP Japan
December 31, 2010	12	$1.26453	to	$1.26453	$ 15	0.00%	0.25%	to	0.25%	-6.77%	to	-6.77%
December 31, 2009	35	$1.35634	to	$1.35634	$ 48	0.71%	0.25%	to	0.25%	10.05%	to	10.05%
December 31, 2008	4	$1.23244	to	$1.23244	$ 5	13.09%	0.25%	to	0.25%	-40.99%	to	-40.99%
December 31, 2007	5	$2.08851	to	$2.08851	$ 10	4.59%	0.25%	to	0.25%	-10.22%	to	-10.22%
December 31, 2006	5	$2.32618	to	$2.32618	$ 12	0.46%	0.25%	to	0.25%	10.54%	to	10.54%

	ProFund VP Mid-Cap Growth
December 31, 2010	2	$1.90962	to	$1.90962	$ 3	0.00%	0.25%	to	0.25%	28.10%	to	28.10%
December 31, 2009	2	$1.49070	to	$1.49070	$ 3	0.00%	0.25%	to	0.25%	37.97%	to	37.97%
December 31, 2008	0	$1.08049	to	$1.08049	$ 1	0.00%	0.25%	to	0.25%	-38.96%	to	-38.96%
December 31, 2007	0	$1.77011	to	$1.77011	$ 1	0.00%	0.25%	to	0.25%	11.47%	to	11.47%
December 31, 2006	2	$1.58804	to	$1.58804	$ 3	0.00%	0.25%	to	0.25%	3.72%	to	3.72%

	ProFund VP Mid-Cap Value
December 31, 2010	7	$1.91229	to	$1.91229	$ 14	0.31%	0.25%	to	0.25%	20.15%	to	20.15%
December 31, 2009	8	$1.59152	to	$1.59152	$ 12	1.18%	0.25%	to	0.25%	30.55%	to	30.55%
December 31, 2008	8	$1.21912	to	$1.21912	$ 10	0.00%	0.25%	to	0.25%	-36.46%	to	-36.46%
December 31, 2007	9	$1.91854	to	$1.91854	$ 17	0.44%	0.25%	to	0.25%	0.72%	to	0.72%
December 31, 2006	10	$1.90489	to	$1.90489	$ 19	0.01%	0.25%	to	0.25%	12.02%	to	12.02%

	ProFund VP Money Market
December 31, 2010	2,274	$1.08269	to	$1.08269	$2,463	0.02%	0.25%	to	0.25%	-0.28%	to	-0.28%
December 31, 2009	2,793	$1.08577	to	$1.08577	$3,032	0.03%	0.25%	to	0.25%	-0.26%	to	-0.26%
December 31, 2008	3,233	$1.08865	to	$1.08865	$3,520	0.81%	0.25%	to	0.25%	0.58%	to	0.58%
December 31, 2007	2,916	$1.08241	to	$1.08241	$3,156	3.69%	0.25%	to	0.25%	3.54%	to	3.54%
December 31, 2006	2,684	$1.04542	to	$1.04542	$2,806	3.57%	0.25%	to	0.25%	3.39%	to	3.39%

	ProFund VP NASDAQ-100
December 31, 2010	46	$1.92798	to	$1.92798	$ 88	0.00%	0.25%	to	0.25%	17.95%	to	17.95%
December 31, 2009	63	$1.63457	to	$1.63457	$104	0.00%	0.25%	to	0.25%	51.62%	to	51.62%
December 31, 2008	24	$1.07804	to	$1.07804	$ 26	0.00%	0.25%	to	0.25%	-42.63%	to	-42.63%
December 31, 2007	138	$1.87894	to	$1.87894	$260	0.00%	0.25%	to	0.25%	17.33%	to	17.33%
December 31, 2006	79	$1.60137	to	$1.60137	$127	0.00%	0.25%	to	0.25%	5.20%	to	5.20%

	ProFund VP Pharmaceuticals****
December 31, 2010	0	$0.95947	to	$0.95947	$ 0	3.95%	0.25%	to	0.25%	0.22%	to	0.22%
December 31, 2009	0	$0.95732	to	$0.95732	$ 0	2.99%	0.25%	to	0.25%	16.61%	to	16.61%
December 31, 2008	0	$0.82097	to	$0.82097	$ 0	1.87%	0.25%	to	0.25%	-19.71%	to	-19.71%
December 31, 2007	0	$1.02254	to	$1.02254	$ 0	0.22%	0.25%	to	0.25%	2.06%	to	2.06%
December 31, 2006	0	$1.00191	to	$1.00191	$ 0	0.00%	0.25%	to	0.25%	11.90%	to	11.90%

	ProFund VP Precious Metals
December 31, 2010	13	$2.92744	to	$2.92744	$ 37	0.00%	0.25%	to	0.25%	32.60%	to	32.60%
December 31, 2009	26	$2.20776	to	$2.20776	$ 58	0.94%	0.25%	to	0.25%	34.99%	to	34.99%
December 31, 2008	0	$1.63551	to	$1.63551	$ 0	0.18%	0.25%	to	0.25%	-30.93%	to	-30.93%
December 31, 2007	9	$2.36800	to	$2.36800	$ 21	1.25%	0.25%	to	0.25%	22.15%	to	22.15%
December 31, 2006	0	$1.93853	to	$1.93853	$ 1	5.21%	0.25%	to	0.25%	7.09%	to	7.09%

	ProFund VP Real Estate
December 31, 2010	25	$1.72150	to	$1.72150	$ 43	3.78%	0.25%	to	0.25%	24.38%	to	24.38%
December 31, 2009	33	$1.38406	to	$1.38406	$ 46	3.32%	0.25%	to	0.25%	27.58%	to	27.58%
December 31, 2008	8	$1.08482	to	$1.08482	$ 9	0.00%	0.25%	to	0.25%	-41.40%	to	-41.40%
December 31, 2007	8	$1.85127	to	$1.85127	$ 15	0.51%	0.25%	to	0.25%	-19.81%	to	-19.81%
December 31, 2006	24	$2.30871	to	$2.30871	$ 56	0.49%	0.25%	to	0.25%	32.16%	to	32.16%

A66

Note 7:	Financial Highlights (Continued)

	At year ended					For year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	ProFund VP Rising Rates Opportunity
December 31, 2010	87	$0.51833	to	$0.51833	$ 45	0.00%	0.25%	to	0.25%	-16.24%	to	-16.24%
December 31, 2009	25	$0.61881	to	$0.61881	$ 15	0.54%	0.25%	to	0.25%	31.86%	to	31.86%
December 31, 2008	0	$0.46929	to	$0.46929	$ 0	5.32%	0.25%	to	0.25%	-38.13%	to	-38.13%
December 31, 2007	0	$0.75847	to	$0.75847	$ 0	0.00%	0.25%	to	0.25%	-5.43%	to	-5.43%
December 31, 2006	0	$0.80203	to	$0.80203	$ 0	14.41%	0.25%	to	0.25%	9.87%	to	9.87%

	ProFund VP Semiconductor
December 31, 2010	1	$1.20988	to	$1.20988	$ 2	0.00%	0.25%	to	0.25%	12.11%	to	12.11%
December 31, 2009	0	$1.07918	to	$1.07918	$ 0	0.00%	0.25%	to	0.25%	63.56%	to	63.56%
December 31, 2008	0	$0.65980	to	$0.65980	$ 0	0.00%	0.25%	to	0.25%	-49.92%	to	-49.92%
December 31, 2007	0	$1.31750	to	$1.31750	$ 0	0.00%	0.25%	to	0.25%	6.81%	to	6.81%
December 31, 2006	0	$1.23352	to	$1.23352	$ 0	0.00%	0.25%	to	0.25%	-7.32%	to	-7.32%

	ProFund VP Short NASDAQ-100
December 31, 2010	174	$0.33707	to	$0.33707	$ 59	0.00%	0.25%	to	0.25%	-21.37%	to	-21.37%
December 31, 2009	13	$0.42870	to	$0.42870	$ 6	0.00%	0.25%	to	0.25%	-40.81%	to	-40.81%
December 31, 2008	0	$0.72427	to	$0.72427	$ 0	0.00%	0.25%	to	0.25%	47.80%	to	47.80%
December 31, 2007	0	$0.49002	to	$0.49002	$ 0	0.00%	0.25%	to	0.25%	-11.77%	to	-11.77%
December 31, 2006	66	$0.55537	to	$0.55537	$ 37	0.00%	0.25%	to	0.25%	-1.63%	to	-1.63%

	ProFund VP Short Small-Cap****
December 31, 2010	0	$0.33156	to	$0.33156	$ 0	0.00%	0.25%	to	0.25%	-29.12%	to	-29.12%
December 31, 2009	0	$0.46780	to	$0.46780	$ 0	0.00%	0.25%	to	0.25%	-32.54%	to	-32.54%
December 31, 2008	0	$0.69346	to	$0.69346	$ 0	0.00%	0.25%	to	0.25%	23.78%	to	23.78%
December 31, 2007	0	$0.56025	to	$0.56025	$ 0	5.76%	0.25%	to	0.25%	4.27%	to	4.27%
December 31, 2006	0	$0.53733	to	$0.53733	$ 0	0.08%	0.25%	to	0.25%	-12.00%	to	-12.00%

	ProFund VP Small-Cap
December 31, 2010	49	$1.89121	to	$1.89121	$ 93	0.00%	0.25%	to	0.25%	24.47%	to	24.47%
December 31, 2009	66	$1.51935	to	$1.51935	$100	0.00%	0.25%	to	0.25%	25.75%	to	25.75%
December 31, 2008	22	$1.20821	to	$1.20821	$ 27	0.66%	0.25%	to	0.25%	-35.56%	to	-35.56%
December 31, 2007	0	$1.87505	to	$1.87505	$ 0	0.00%	0.25%	to	0.25%	-2.46%	to	-2.46%
December 31, 2006	65	$1.92231	to	$1.92231	$125	0.00%	0.25%	to	0.25%	14.47%	to	14.47%

	ProFund VP Small-Cap Growth
December 31, 2010	4	$1.96650	to	$1.96650	$ 8	0.00%	0.25%	to	0.25%	25.41%	to	25.41%
December 31, 2009	4	$1.56803	to	$1.56803	$ 7	0.00%	0.25%	to	0.25%	25.86%	to	25.86%
December 31, 2008	0	$1.24589	to	$1.24589	$ 0	0.00%	0.25%	to	0.25%	-34.19%	to	-34.19%
December 31, 2007	0	$1.89322	to	$1.89322	$ 0	0.00%	0.25%	to	0.25%	3.80%	to	3.80%
December 31, 2006	3	$1.82390	to	$1.82390	$ 6	0.00%	0.25%	to	0.25%	8.38%	to	8.38%

	ProFund VP Small-Cap Value****
December 31, 2010	0	$1.82076	to	$1.82076	$ 0	0.00%	0.25%	to	0.25%	21.79%	to	21.79%
December 31, 2009	0	$1.49495	to	$1.49495	$ 0	0.00%	0.25%	to	0.25%	20.10%	to	20.10%
December 31, 2008	0	$1.24474	to	$1.24474	$ 0	0.00%	0.25%	to	0.25%	-30.85%	to	-30.85%
December 31, 2007	0	$1.80016	to	$1.80016	$ 0	0.00%	0.25%	to	0.25%	-7.45%	to	-7.45%
December 31, 2006	0	$1.94513	to	$1.94513	$ 0	0.00%	0.25%	to	0.25%	17.14%	to	17.14%

	ProFund VP Technology****
December 31, 2010	0	$1.72574	to	$1.72574	$ 1	0.00%	0.25%	to	0.25%	10.46%	to	10.46%
December 31, 2009	19	$1.56236	to	$1.56236	$ 30	0.00%	0.25%	to	0.25%	61.01%	to	61.01%
December 31, 2008	15	$0.97032	to	$0.97032	$ 15	0.00%	0.25%	to	0.25%	-44.49%	to	-44.49%
December 31, 2007	5	$1.74811	to	$1.74811	$ 8	0.00%	0.25%	to	0.25%	14.13%	to	14.13%
December 31, 2006	0	$1.53173	to	$1.53173	$ 0	0.00%	0.25%	to	0.25%	7.80%	to	7.80%

	ProFund VP Telecommunications
December 31, 2010	2	$1.26535	to	$1.26535	$ 3	2.96%	0.25%	to	0.25%	15.39%	to	15.39%
December 31, 2009	3	$1.09655	to	$1.09655	$ 4	3.05%	0.25%	to	0.25%	7.05%	to	7.05%
December 31, 2008	5	$1.02437	to	$1.02437	$ 6	7.79%	0.25%	to	0.25%	-34.58%	to	-34.58%
December 31, 2007	5	$1.56590	to	$1.56590	$ 8	0.32%	0.25%	to	0.25%	8.12%	to	8.12%
December 31, 2006	5	$1.44828	to	$1.44828	$ 7	0.59%	0.25%	to	0.25%	33.95%	to	33.95%

A67

Note 7:	Financial Highlights (Continued)

	At year ended					For year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	ProFund VP U.S. Government Plus
December 31, 2010	63	$1.38134	to	$1.38134	$ 87	0.51%	0.25%	to	0.25%	9.82%	to	9.82%
December 31, 2009	0	$1.25782	to	$1.25782	$ 0	0.00%	0.25%	to	0.25%	-32.79%	to	-32.79%
December 31, 2008	0	$1.87135	to	$1.87135	$ 0	1.77%	0.25%	to	0.25%	49.36%	to	49.36%
December 31, 2007	1	$1.25289	to	$1.25289	$ 1	3.71%	0.25%	to	0.25%	9.84%	to	9.84%
December 31, 2006	1	$1.14061	to	$1.14061	$ 1	3.49%	0.25%	to	0.25%	-4.78%	to	-4.78%

	ProFund VP UltraMid-Cap
December 31, 2010	24	$2.29986	to	$2.29986	$ 55	0.00%	0.25%	to	0.25%	49.30%	to	49.30%
December 31, 2009	0	$1.54042	to	$1.54042	$ 0	0.00%	0.25%	to	0.25%	65.38%	to	65.38%
December 31, 2008	0	$0.93147	to	$0.93147	$ 0	2.33%	0.25%	to	0.25%	-67.56%	to	-67.56%
December 31, 2007	0	$2.87113	to	$2.87113	$ 0	0.21%	0.25%	to	0.25%	5.70%	to	5.70%
December 31, 2006	0	$2.71632	to	$2.71632	$ 0	0.00%	0.25%	to	0.25%	10.37%	to	10.37%

	ProFund VP UltraNASDAQ-100
December 31, 2010	161	$2.15972	to	$2.15972	$347	0.00%	0.25%	to	0.25%	34.88%	to	34.88%
December 31, 2009	8	$1.60122	to	$1.60122	$ 13	0.00%	0.25%	to	0.25%	118.79%	to	118.79%
December 31, 2008	4	$0.73185	to	$0.73185	$ 3	0.00%	0.25%	to	0.25%	-72.81%	to	-72.81%
December 31, 2007	16	$2.69168	to	$2.69168	$ 42	0.00%	0.25%	to	0.25%	28.16%	to	28.16%
December 31, 2006	40	$2.10022	to	$2.10022	$ 83	0.00%	0.25%	to	0.25%	4.62%	to	4.62%

	ProFund VP UltraSmall-Cap
December 31, 2010	29	$1.94240	to	$1.94240	$ 55	0.00%	0.25%	to	0.25%	48.07%	to	48.07%
December 31, 2009	0	$1.31181	to	$1.31181	$ 0	0.04%	0.25%	to	0.25%	39.83%	to	39.83%
December 31, 2008	0	$0.93812	to	$0.93812	$ 0	0.00%	0.25%	to	0.25%	-66.27%	to	-66.27%
December 31, 2007	0	$2.78119	to	$2.78119	$ 0	1.55%	0.25%	to	0.25%	-13.39%	to	-13.39%
December 31, 2006	0	$3.21134	to	$3.21134	$ 0	0.02%	0.25%	to	0.25%	25.69%	to	25.69%

	ProFund VP Bull
December 31, 2010	35	$1.37925	to	$1.37925	$ 49	0.19%	0.25%	to	0.25%	12.30%	to	12.30%
December 31, 2009	86	$1.22816	to	$1.22816	$105	1.08%	0.25%	to	0.25%	24.04%	to	24.04%
December 31, 2008	27	$0.99015	to	$0.99015	$ 27	0.00%	0.25%	to	0.25%	-37.82%	to	-37.82%
December 31, 2007	169	$1.59252	to	$1.59252	$268	0.62%	0.25%	to	0.25%	3.30%	to	3.30%
December 31, 2006	86	$1.54166	to	$1.54166	$133	0.12%	0.25%	to	0.25%	13.38%	to	13.38%

	ProFund VP Utilities****
December 31, 2010	0	$1.90332	to	$1.90332	$ 1	1.72%	0.25%	to	0.25%	5.68%	to	5.68%
December 31, 2009	0	$1.80094	to	$1.80094	$ 1	4.03%	0.25%	to	0.25%	10.46%	to	10.46%
December 31, 2008	1	$1.63041	to	$1.63041	$ 1	3.29%	0.25%	to	0.25%	-30.87%	to	-30.87%
December 31, 2007	1	$2.35848	to	$2.35848	$ 1	0.32%	0.25%	to	0.25%	15.51%	to	15.51%
December 31, 2006	1	$2.04183	to	$2.04183	$ 1	0.04%	0.25%	to	0.25%	18.93%	to	18.93%

	AST Cohen & Steers Realty Portfolio
December 31, 2010	213	$13.07588	to	$13.07588	$2,790	1.63%	0.10%	to	0.10%	28.56%	to	28.56%
December 31, 2009	186	$10.17113	to	$10.17113	$1,896	2.91%	0.10%	to	0.10%	31.80%	to	31.80%
December 31, 2008	131	$7.71717	to	$7.71717	$1,008	4.86%	0.10%	to	0.10%	-35.11%	to	-35.11%
December 31, 2007	95	$11.89316	to	$11.89316	$1,126	5.26%	0.10%	to	0.10%	-20.02%	to	-20.02%
December 31, 2006	32	$14.86960	to	$14.86960	$480	0.35%	0.10%	to	0.10%	36.60%	to	36.60%

	AST JPMorgan Strategic Opportunities Portfolio
December 31, 2010	137	$12.74838	to	$12.95649	$1,749	0.43%	0.10%	to	0.25%	7.05%	to	7.21%
December 31, 2009	93	$11.89089	to	$12.10314	$1,106	0.87%	0.10%	to	0.25%	12.58%	to	21.90%
December 31, 2008	57	$9.75476	to	$9.75476	$556	0.29%	0.10%	to	0.10%	-17.70%	to	-17.70%
December 31, 2007	23	$11.85230	to	$11.85230	$273	1.07%	0.10%	to	0.10%	1.84%	to	1.84%
December 31, 2006	11	$11.63805	to	$11.63805	$130	1.17%	0.10%	to	0.10%	11.03%	to	11.03%

	AST Value Portfolio
December 31, 2010	217	$10.95106	to	$10.95106	$2,376	1.48%	0.10%	to	0.10%	12.33%	to	12.33%
December 31, 2009	200	$9.74919	to	$9.74919	$1,948	0.92%	0.10%	to	0.10%	18.14%	to	18.14%
December 31, 2008	159	$8.25207	to	$8.25207	$1,313	2.34%	0.10%	to	0.10%	-37.36%	to	-37.36%
December 31, 2007	117	$13.17406	to	$13.17406	$1,538	1.34%	0.10%	to	0.10%	1.08%	to	1.08%
December 31, 2006	53	$13.03370	to	$13.03370	$693	0.24%	0.10%	to	0.10%	21.60%	to	21.60%

A68

Note 7:	Financial Highlights (Continued)

	At year ended					For year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	AST Neuberger Berman Small-Cap Growth Portfolio
December 31, 2010	66	$11.58046	to	$11.58046	$ 762	0.00%	0.10%	to	0.10%	20.14%	to	20.14%
December 31, 2009	60	$9.63877	to	$9.63877	$ 578	0.00%	0.10%	to	0.10%	22.44%	to	22.44%
December 31, 2008	43	$7.87214	to	$7.87214	$ 338	0.00%	0.10%	to	0.10%	-42.60%	to	-42.60%
December 31, 2007	27	$13.71336	to	$13.71336	$ 373	0.00%	0.10%	to	0.10%	18.60%	to	18.60%
December 31, 2006	14	$11.56299	to	$11.56299	$ 166	0.00%	0.10%	to	0.10%	7.65%	to	7.65%

	AST Federated Aggressive Growth Portfolio
December 31, 2010	113	$13.57902	to	$13.57902	$1,537	0.05%	0.10%	to	0.10%	32.41%	to	32.41%
December 31, 2009	98	$10.25516	to	$10.25516	$1,001	0.21%	0.10%	to	0.10%	32.53%	to	32.53%
December 31, 2008	70	$7.73785	to	$7.73785	$ 543	0.00%	0.10%	to	0.10%	-44.15%	to	-44.15%
December 31, 2007	46	$13.85377	to	$13.85377	$ 632	0.00%	0.10%	to	0.10%	11.10%	to	11.10%
December 31, 2006	16	$12.46956	to	$12.46956	$ 193	0.00%	0.10%	to	0.10%	12.80%	to	12.80%

	AST Small-Cap Value Portfolio
December 31, 2010	253	$13.46514	to	$13.46514	$3,409	0.45%	0.10%	to	0.10%	25.87%	to	25.87%
December 31, 2009	227	$10.69805	to	$10.69805	$2,433	1.69%	0.10%	to	0.10%	26.87%	to	26.87%
December 31, 2008	181	$8.43205	to	$8.43205	$1,522	1.12%	0.10%	to	0.10%	-29.79%	to	-29.79%
December 31, 2007	90	$12.00890	to	$12.00890	$1,081	1.22%	0.10%	to	0.10%	-5.70%	to	-5.70%
December 31, 2006	39	$12.73508	to	$12.73508	$ 498	0.16%	0.10%	to	0.10%	19.92%	to	19.92%

	AST Goldman Sachs Mid-Cap Growth Portfolio
December 31, 2010	157	$14.90141	to	$14.90141	$2,340	0.00%	0.10%	to	0.10%	19.70%	to	19.70%
December 31, 2009	143	$12.44858	to	$12.44858	$1,780	0.00%	0.10%	to	0.10%	56.94%	to	56.94%
December 31, 2008	107	$7.93227	to	$7.93227	$ 849	0.00%	0.10%	to	0.10%	-40.85%	to	-40.85%
December 31, 2007	72	$13.41062	to	$13.41062	$ 959	0.00%	0.10%	to	0.10%	19.23%	to	19.23%
December 31, 2006	18	$11.24783	to	$11.24783	$ 198	0.00%	0.10%	to	0.10%	6.17%	to	6.17%

	AST Marsico Capital Growth Portfolio
December 31, 2010	881	$9.29647	to	$11.53529	$9,301	0.70%	0.00%	to	0.90%	18.68%	to	19.75%
December 31, 2009	845	$7.83294	to	$9.64240	$7,436	0.87%	0.00%	to	0.90%	28.60%	to	29.76%
December 31, 2008	733	$6.09083	to	$7.43832	$4,942	0.47%	0.00%	to	0.90%	-43.71%	to	-39.37%
December 31, 2007	140	$13.21537	to	$13.21537	$1,854	0.22%	0.10%	to	0.10%	14.85%	to	14.85%
December 31, 2006	99	$11.50673	to	$11.50673	$1,139	0.01%	0.10%	to	0.10%	7.13%	to	7.13%

	AST MFS Growth Portfolio
December 31, 2010	63	$11.87773	to	$11.87773	$ 744	0.13%	0.10%	to	0.10%	12.67%	to	12.67%
December 31, 2009	50	$10.54203	to	$10.54203	$ 526	0.16%	0.10%	to	0.10%	24.18%	to	24.18%
December 31, 2008	31	$8.48930	to	$8.48930	$ 260	0.26%	0.10%	to	0.10%	-36.37%	to	-36.37%
December 31, 2007	20	$13.34068	to	$13.34068	$ 268	0.04%	0.10%	to	0.10%	14.99%	to	14.99%
December 31, 2006	7	$11.60124	to	$11.60124	$ 77	0.00%	0.10%	to	0.10%	9.55%	to	9.55%

	AST Neuberger Berman Mid-Cap Growth Portfolio
December 31, 2010	25	$14.39631	to	$14.39631	$ 366	0.00%	0.10%	to	0.10%	28.55%	to	28.55%
December 31, 2009	30	$11.19937	to	$11.19937	$ 333	0.00%	0.10%	to	0.10%	29.66%	to	29.66%
December 31, 2008	41	$8.63751	to	$8.63751	$ 354	0.00%	0.10%	to	0.10%	-43.24%	to	-43.24%
December 31, 2007	61	$15.21710	to	$15.21710	$ 927	0.00%	0.10%	to	0.10%	22.08%	to	22.08%
December 31, 2006	32	$12.46468	to	$12.46468	$ 404	0.00%	0.10%	to	0.10%	13.94%	to	13.94%

	AST PIMCO Limited Maturity Bond Portfolio
December 31, 2010	81	$12.86642	to	$12.86642	$1,045	2.77%	0.10%	to	0.10%	3.80%	to	3.80%
December 31, 2009	82	$12.39589	to	$12.39589	$1,019	4.85%	0.10%	to	0.10%	10.12%	to	10.12%
December 31, 2008	47	$11.25675	to	$11.25675	$ 532	4.20%	0.10%	to	0.10%	1.01%	to	1.01%
December 31, 2007	16	$11.14366	to	$11.14366	$ 177	6.08%	0.10%	to	0.10%	6.69%	to	6.69%
December 31, 2006	8	$10.44481	to	$10.44481	$ 82	0.58%	0.10%	to	0.10%	3.72%	to	3.72%

	AST T. Rowe Price Natural Resources Portfolio
December 31, 2010	676	$16.10975	to	$16.10975	$10,884	0.46%	0.10%	to	0.10%	20.33%	to	20.33%
December 31, 2009	627	$13.38775	to	$13.38775	$8,391	1.42%	0.10%	to	0.10%	49.20%	to	49.20%
December 31, 2008	481	$8.97298	to	$8.97298	$4,312	0.61%	0.10%	to	0.10%	-50.03%	to	-50.03%
December 31, 2007	340	$17.95833	to	$17.95833	$6,107	0.75%	0.10%	to	0.10%	40.37%	to	40.37%
December 31, 2006	176	$12.79360	to	$12.79360	$2,247	0.13%	0.10%	to	0.10%	15.75%	to	15.75%

A69

Note 7:	Financial Highlights (Continued)

	At year ended					For year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	AST MFS Global Equity Portfolio
December 31, 2010	74	$13.82901	to	$13.82901	$1,021	0.51%	0.10%	to	0.10%	11.93%	to	11.93%
December 31, 2009	59	$12.35465	to	$12.35465	$ 724	2.05%	0.10%	to	0.10%	31.38%	to	31.38%
December 31, 2008	46	$9.40407	to	$9.40407	$ 428	1.18%	0.10%	to	0.10%	-34.05%	to	-34.05%
December 31, 2007	34	$14.26042	to	$14.26042	$ 489	3.00%	0.10%	to	0.10%	9.29%	to	9.29%
December 31, 2006	7	$13.04794	to	$13.04794	$ 94	0.17%	0.10%	to	0.10%	24.18%	to	24.18%

	AST JPMorgan International Equity Portfolio
December 31, 2010	273	$12.10483	to	$12.10483	$3,310	1.14%	0.10%	to	0.10%	7.06%	to	7.06%
December 31, 2009	248	$11.30642	to	$11.30642	$2,806	4.29%	0.10%	to	0.10%	35.75%	to	35.75%
December 31, 2008	195	$8.32902	to	$8.32902	$1,623	2.51%	0.10%	to	0.10%	-41.44%	to	-41.44%
December 31, 2007	132	$14.22255	to	$14.22255	$1,881	1.91%	0.10%	to	0.10%	9.33%	to	9.33%
December 31, 2006	60	$13.00880	to	$13.00880	$ 779	0.50%	0.10%	to	0.10%	22.67%	to	22.67%

	AST T. Rowe Price Global Bond Portfolio
December 31, 2010	96	$13.33628	to	$13.33628	$1,277	2.71%	0.10%	to	0.10%	5.64%	to	5.64%
December 31, 2009	87	$12.62447	to	$12.62447	$1,103	7.68%	0.10%	to	0.10%	12.00%	to	12.00%
December 31, 2008	87	$11.27158	to	$11.27158	$ 979	4.76%	0.10%	to	0.10%	-2.53%	to	-2.53%
December 31, 2007	54	$11.56442	to	$11.56442	$ 625	3.86%	0.10%	to	0.10%	9.54%	to	9.54%
December 31, 2006	25	$10.55767	to	$10.55767	$ 264	0.44%	0.10%	to	0.10%	6.17%	to	6.17%

	Prudential Jennison 20/20 Focus Portfolio (became available May 1, 2008)
December 31, 2010	228	$10.42032	to	$10.44817	$2,380	0.00%	0.00%	to	0.10%	7.73%	to	7.84%
December 31, 2009	147	$9.67279	to	$9.68892	$1,422	0.41%	0.00%	to	0.10%	57.67%	to	57.83%
December 31, 2008	45	$6.13465	to	$6.13876	$ 273	0.04%	0.00%	to	0.10%	-39.76%	to	-39.72%

	AST T. Rowe Price Large-Cap Growth Portfolio (became available May 1, 2008)
December 31, 2010	1,380	$10.91116	to	$11.17554	$15,313	0.00%	0.00%	to	0.90%	14.78%	to	15.81%
December 31, 2009	1,371	$9.50639	to	$9.64997	$13,174	0.00%	0.00%	to	0.90%	52.00%	to	53.37%
December 31, 2008	1,282	$6.25402	to	$6.29182	$8,054	0.13%	0.00%	to	0.90%	-38.57%	to	-38.20%

	AST Large-Cap Value Portfolio (became available May 1, 2008)
December 31, 2010	1,669	$8.14615	to	$8.34362	$13,846	1.04%	0.00%	to	0.90%	12.15%	to	13.16%
December 31, 2009	1,657	$7.26363	to	$7.37344	$12,170	2.85%	0.00%	to	0.90%	18.37%	to	19.44%
December 31, 2008	1,506	$6.13644	to	$6.17356	$9,283	1.68%	0.00%	to	0.90%	-39.72%	to	-39.36%

	AST Small-Cap Growth Portfolio (became available May 1, 2008)
December 31, 2010	966	$12.17259	to	$12.46751	$11,960	0.23%	0.00%	to	0.90%	35.20%	to	36.41%
December 31, 2009	921	$9.00344	to	$9.13940	$8,378	0.05%	0.00%	to	0.90%	32.71%	to	33.91%
December 31, 2008	848	$6.78407	to	$6.82518	$5,780	0.00%	0.00%	to	0.90%	-33.14%	to	-32.73%

	Neuberger Berman Adviser’s Management Trust Socially Responsive Portfolio - Service Shares (became available May 1, 2008)
December 31, 2010	8	$10.15289	to	$10.15289	$ 77	0.02%	0.10%	to	0.10%	22.64%	to	22.64%
December 31, 2009	2	$8.27884	to	$8.27884	$ 17	2.70%	0.10%	to	0.10%	31.18%	to	31.18%
December 31, 2008	1	$6.31123	to	$6.31123	$ 6	3.53%	0.10%	to	0.10%	-38.47%	to	-38.47%

	American Century VP Mid Cap Value Fund - Class 1 Shares (became available May 1, 2008)
December 31, 2010	48	$11.89229	to	$11.92384	$ 568	2.64%	0.00%	to	0.10%	19.13%	to	19.25%
December 31, 2009	22	$9.98222	to	$9.99877	$ 218	3.22%	0.00%	to	0.10%	29.82%	to	29.94%
December 31, 2008	6	$7.68954	to	$7.69471	$ 46	0.00%	0.00%	to	0.10%	-24.65%	to	-24.60%

	JPMorgan Insurance Trust Intrepid Mid Cap Portfolio - Class 1 Shares (became available May 1, 2008)
December 31, 2010	11	$10.52627	to	$10.55447	$ 113	1.20%	0.00%	to	0.10%	19.40%	to	19.52%
December 31, 2009	10	$8.81578	to	$8.83065	$ 89	1.42%	0.00%	to	0.10%	35.53%	to	35.66%
December 31, 2008	6	$6.50477	to	$6.50919	$ 36	0.00%	0.00%	to	0.10%	-35.75%	to	-35.71%

	The Dreyfus Socially Responsible Growth Fund - Service Shares (became available May 1, 2008)
December 31, 2010	4	$10.58715	to	$10.58715	$ 47	0.63%	0.10%	to	0.10%	14.43%	to	14.43%
December 31, 2009	5	$9.25211	to	$9.25211	$ 42	0.47%	0.10%	to	0.10%	33.31%	to	33.31%
December 31, 2008	2	$6.94043	to	$6.94043	$ 14	0.00%	0.10%	to	0.10%	-31.73%	to	-31.73%

A70

Note 7:	Financial Highlights (Continued)

	At year ended					For year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	Dreyfus MidCap Stock Portfolio - Service Shares (became available May 1, 2008)
December 31, 2010	11	$10.43481	to	$10.46270	$ 111	0.46%	0.00%	to	0.10%	26.82%	to	26.94%
December 31, 2009	2	$8.22815	to	$8.24194	$ 19	0.27%	0.00%	to	0.10%	35.19%	to	35.33%
December 31, 2008	0	$6.08622	to	$6.08622	$ 2	0.00%	0.10%	to	0.10%	-40.03%	to	-40.03%

	MFS Utilities Series - Initial Class (became available May 1, 2008)
December 31, 2010	76	$9.67717	to	$9.70305	$ 738	3.04%	0.00%	to	0.10%	13.69%	to	13.81%
December 31, 2009	45	$8.51168	to	$8.52592	$ 387	4.01%	0.00%	to	0.10%	33.08%	to	33.22%
December 31, 2008	20	$6.39575	to	$6.40002	$ 125	0.00%	0.00%	to	0.10%	-36.47%	to	-36.42%

	AST Schroders Multi-Asset World Strategies Portfolio (became available July 20, 2009)
December 31, 2010	21	$14.09909	to	$14.09909	$ 293	0.67%	0.25%	to	0.25%	11.53%	to	11.53%
December 31, 2009	4	$12.64122	to	$12.64122	$ 46	0.00%	0.25%	to	0.25%	12.59%	to	12.59%

	AST PIMCO Total Return Bond Portfolio (became available December 4, 2009)
December 31, 2010	5,899	$10.60498	to	$10.70774	$62,996	1.84%	0.00%	to	0.90%	6.76%	to	7.72%
December 31, 2009	5,950	$9.93371	to	$9.94054	$59,134	0.00%	0.00%	to	0.90%	-0.32%	to	-0.26%

	AST T. Rowe Price Asset Allocation Portfolio (became available July 20, 2009)
December 31, 2010	22	$13.80923	to	$13.80923	$ 301	0.73%	0.25%	to	0.25%	11.26%	to	11.26%
December 31, 2009	1	$12.41205	to	$12.41205	$ 11	0.00%	0.25%	to	0.25%	12.89%	to	12.89%

	AST Aggressive Asset Allocation Portfolio (became available November 13, 2009)
December 31, 2010	3,474	$11.60267	to	$11.70781	$40,643	0.49%	0.10%	to	0.90%	13.61%	to	14.52%
December 31, 2009	3,239	$10.21245	to	$10.22336	$33,105	0.00%	0.10%	to	0.90%	1.37%	to	1.47%

	AST Balanced Asset Allocation Portfolio (became available November 16, 2009)
December 31, 2010	5,836	$11.26449	to	$11.37952	$66,264	0.85%	0.00%	to	0.90%	11.31%	to	12.31%
December 31, 2009	5,728	$10.11979	to	$10.13198	$58,025	0.00%	0.00%	to	0.90%	-0.21%	to	-0.10%

	AST Preservation Asset Allocation Portfolio (became available November 23, 2009)
December 31, 2010	1,310	$10.97772	to	$11.08789	$14,485	1.37%	0.00%	to	0.90%	9.58%	to	10.57%
December 31, 2009	1,206	$10.01755	to	$10.02788	$12,093	0.00%	0.00%	to	0.90%	-0.19%	to	-0.09%

	AST First Trust Balanced Target Portfolio (became available July 20, 2009)
December 31, 2010	26	$14.22079	to	$14.22079	$ 363	0.74%	0.25%	to	0.25%	14.08%	to	14.08%
December 31, 2009	1	$12.46593	to	$12.46593	$ 16	0.00%	0.25%	to	0.25%	13.62%	to	13.62%

	AST First Trust Capital Appreciation Target Portfolio (became available July 20, 2009)
December 31, 2010	17	$14.73691	to	$14.73691	$ 247	0.80%	0.25%	to	0.25%	18.72%	to	18.72%
December 31, 2009	2	$12.41303	to	$12.41303	$ 20	0.00%	0.25%	to	0.25%	11.25%	to	11.25%

	AST Advanced Strategies Portfolio (became available July 20, 2009)
December 31, 2010	21	$14.36148	to	$14.36148	$ 295	0.94%	0.25%	to	0.25%	13.42%	to	13.42%
December 31, 2009	3	$12.66200	to	$12.66200	$ 33	0.00%	0.25%	to	0.25%	14.75%	to	14.75%

	AST CLS Growth Asset Allocation Portfolio (became available July 20, 2009)
December 31, 2010	17	$14.38530	to	$14.38530	$ 240	0.34%	0.25%	to	0.25%	14.06%	to	14.06%
December 31, 2009	2	$12.61250	to	$12.61250	$ 20	0.00%	0.25%	to	0.25%	13.54%	to	13.54%

	AST CLS Moderate Asset Allocation Portfolio (became available July 20, 2009)
December 31, 2010	24	$13.60173	to	$13.60173	$ 325	0.35%	0.25%	to	0.25%	11.64%	to	11.64%
December 31, 2009	1	$12.18380	to	$12.18380	$ 14	0.00%	0.25%	to	0.25%	10.92%	to	10.92%

*
These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. This ratio is annualized and excludes those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

A71

Note 7:	Financial Highlights (Continued)

**
These ratios represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.

***
These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Product designs within a subaccount with an effective date during a period were excluded from the range of total return for that period. Contract owners may experience different total returns based on their investment options. Investment options with a date notation indicate the effective date of that investment option in the Account. Total returns for periods less than one year are not annualized. The total return is calculated for each of the five years in the period ended December 31, 2010 or from the effective date of the subaccount through the end of the reporting period.

****	Represents a fund containing less than 1,000 units and/or $1,000 in net assets.

Charges and Expenses

The expense ratio represents the annualized contract expenses of the Pruco Life Variable Universal Account for the period indicated and includes those expenses that are charged through a reduction of the unit value, which consists solely of the mortality & expense charges. These fees range from an effective annual rate of up to 0.45% to 0.90%, per Contract. Expenses of the underlying Fund portfolios and charges made directly to Contract Owner accounts through either the redemption of units or from premium payments are excluded.

Charges deducted from premium payments range from 0% to 22.5%, except that CVUL1 and CVUL2 Contracts also assess a $2 premium processing charge for each premium paid. The percentage of the premium payment deducted consists of taxes attributable to premiums, any applicable sales charge, and any premium based administrative charge.

The charges made directly to the contract owner through the redemption of units depend on the product and the options or transactions selected by the client. The following charges are made through the redemption of units.

•	We charge from $0.02 to $83.34 per $1,000 of basic insurance amount for the cost of insurance plus additional mortality for extra ratings of up to $2.08 per $1,000 of basic insurance amount.

•	We charge surrender fees that range from 0% to 100% of the Sales Load Target Premium, except for SVUL and VULP Contracts, where the fees range from $0 to $34.53 per $1,000 of Basic Insurance Amount.

•	The charge for withdrawals ranges from the lesser of $15 and 2% to the lesser of $25 and 2% of the withdrawal amount.

•	We charge monthly administrative fees that range from $3.00 to $30.00 per Contract plus $0.00 to $2.20 per $1,000 of basic insurance amount, although it may be less for subsequent increases.

•	We also charge $15 to $25 per change to the basic insurance amount.

Note 8:	Other

Contract owner net payments—represent contract owner contributions under the Variable Life Policies reduced by applicable deductions, charges, and state premium taxes.

Policy loans—represent amounts borrowed by contractholders using the policy as the security for the loan.

Policy loan repayments and interest—represent payments made by contractholders to reduce the total outstanding policy loan balance.

Surrenders, withdrawals, and death benefits—are payments to contract owners and beneficiaries made under the terms of the Variable Life Policies, and amounts that contract owners have requested to be withdrawn or paid to them.

Net transfers between other subaccounts or fixed rate options—are amounts that contract owners have directed to be moved among subaccounts, including permitted transfers to and from the Guaranteed Interest Account and Market Value Adjustment.

Withdrawals and other charges—are various contract level charges as described in contract charges and features section located above.

A72

Report of Independent Registered Public Accounting Firm

To the Contract Owners of
Pruco Life Variable Universal Account
and the Board of Directors of
Pruco Life Insurance Company

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the subaccounts listed in Note 1 of the Pruco Life Variable Universal Account at December 31, 2010, and the results of each of their operations and the changes in each of their net assets for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the management of Pruco Life Insurance Company. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of fund shares owned at December 31, 2010 by correspondence with the transfer agents of the investee mutual funds, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
New York, New York
April 11, 2011

A73

                                                  PRUCO LIFE INSURANCE COMPANY

Pruco Life Insurance Company

Consolidated Statements of Financial Position
As of December 31, 2010 and 2009 (in thousands, except share amounts)

	2010	2009
ASSETS
Fixed maturities available for sale,
at fair value (amortized cost, 2010 - $5,701,829; 2009 - $5,669,377)	$ 6,042,303	$ 5,854,073
Equity securities available for sale, at fair value (cost, 2010 - $17,964; 2009 - $27,332)	19,407	27,642
Trading account assets at fair value	22,705	26,937
Policy loans	1,061,607	1,012,014
Short-term investments	246,904	172,913
Commercial mortgage loans	1,275,022	1,048,346
Other long-term investments	131,994	73,671
Total investments	8,799,942	8,215,596
Cash and cash equivalents	364,999	143,111
Deferred policy acquisition costs	3,377,557	2,483,494
Accrued investment income	92,806	90,120
Reinsurance recoverable	2,727,161	2,396,095
Receivables from parent and affiliates	249,339	263,268
Deferred sales inducements	537,943	296,341
Other assets	53,375	31,730
Separate account assets	43,269,091	25,163,277
TOTAL ASSETS	$ 59,472,213	$ 39,083,032

LIABILITIES AND EQUITY
LIABILITIES
Policyholders’ account balances	$ 7,509,169	$ 6,794,721
Future policy benefits and other policyholder liabilities	3,327,549	3,145,520
Cash collateral for loaned securities	76,574	196,166
Securities sold under agreement to repurchase	2,957	11,540
Income taxes payable	548,280	514,762
Short-term debt to affiliates	-	-
Long-term debt to affiliates Payables to parent and affiliates	895,000 41,910	- 34,156
Other liabilities	475,489	315,308
Separate account liabilities	43,269,091	25,163,277
TOTAL LIABILITIES	56,146,019	$ 36,175,450

COMMITMENTS AND CONTINGENT LIABILITIES (See Note 12)

EQUITY
Common stock, ($10 par value; 1,000,000 shares, authorized; 250,000 shares, issued and outstanding)	2,500	2,500
Additional paid-in capital	792,226	828,858
Retained earnings	2,370,525	2,000,457
Accumulated other comprehensive income	160,943	75,767
TOTAL EQUITY	3,326,194	2,907,582
TOTAL LIABILITIES AND EQUITY	$ 59,472,213	$ 39,083,032

See Notes to Consolidated Financial Statements

Pruco Life Insurance Company

Consolidated Statements of Operations and Comprehensive Income
Years Ended December 31, 2010, 2009 and 2008 (in thousands)

	2010	2009	2008

REVENUES

Premiums	$ 66,392	$ 71,593	$ 76,794
Policy charges and fee income	589,051	653,134	686,149
Net investment income	438,244	406,040	363,751
Asset administration fees	81,358	34,004	24,903
Other income	51,319	45,841	28,783
Realized investment gains/(losses), net;
Other-than-temporary impairments on fixed maturity securities	(120,637)	(97,552)	(57,790)
Other-than-temporary impairments on fixed maturity securities transferred to Other Comprehensive Income	108,826	65,656	-
Other realized investment gains (losses), net	122,445	(437,288)	263,996
Total realized investment gains (losses), net	110,634	(469,184)	206,206
Total revenues	1,336,998	741,428	1,386,586

BENEFITS AND EXPENSES

Policyholders’ benefits	(891)	160,333	339,148
Interest credited to policyholders’ account balances	250,517	271,379	213,371
Amortization of deferred policy acquisition costs	93,125	294,286	308,617
General, administrative and other expenses	352,366	217,181	211,121

Total benefits and expenses	695,117	943,179	1,072,257

Income (Loss) from operations before income taxes	641,881	(201,751)	314,329

Income Taxes:
Current	157,318	93,658	(126,180)
Deferred	14,495	(229,618)	191,184
Income tax expense (benefit)	171,813	(135,960)	65,004
NET INCOME/(LOSS)	470,068	(65,791)	249,325

Change in net unrealized investment gains/(losses) and changes in foreign currency translation, net of taxes (1)	85,176	232,438	(155,000)

COMPREHENSIVE INCOME	$ 555,244	$ 166,647	$ 94,325

(1)	Amounts are net of tax expense of $46 million, $111 million and $83 million for the years ended December 31, 2010, 2009 and 2008, respectively.

See Notes to Consolidated Financial Statements

Pruco Life Insurance Company
Consolidated Statements of Stockholder’s Equity
Years Ended December 31, 2010, 2009 and 2008 (in thousands)

	Common Stock	Additional Paid-in- Capital	Retained Earnings	Total Accumulated Other Comprehensive Income (Loss)	Total Equity
Balance, December 31, 2007	$ 2,500	$ 455,664	$ 1,797,387	$ 17,865	$ 2,273,416

Net Income			249,325		249,325

Contributed Capital	-	360,000	-	-	360,000

Cumulative effect of changes in accounting principles, net of taxes	-	-	-	(477)	(477)

Change in net unrealized investment (losses), net of taxes	-	-	-	(154,523)	(154,523)
Balance, December 31, 2008	$ 2,500	$ 815,664	$ 2,046,712	($ 137,135)	$ 2,727,741

Net income			(65,791)		(65,791)

Contributed Capital	-	13,194	-	-	13,194

Change in foreign currency translation adjustments, net of taxes	-	-	-	227	227

Impact of adoption of new guidance for other-than-temporary impairments of debt securities, net of taxes			19,536	(19,536)	-

Change in net unrealized investment (losses), net of taxes	-	-	-	232,211	232,211
Balance, December 31, 2009	$ 2,500	$ 828,858	$2,000,457	$ 75,767	$ 2,907,582

Net income			470,068		470,068

Contributed Capital	-	10	-	-	10
Affiliated Asset Transfers	-	(36,642)	-	-	(36,642)

Dividend to Parent	-		(100,000)	-	(100,000)
Change in foreign currency translation adjustments, net of taxes	-	-	-	(127)	(127)

Change in net unrealized investment gains/(losses), net of taxes	-	-	-	85,303	85,303
Balance, December 31, 2010	$ 2,500	$ 792,226	$ 2,370,525	$ 160,943	$ 3,326,194

See Notes to Consolidated Financial Statements

Pruco Life Insurance Company
Consolidated Statements of Cash Flows
Years Ended December 31, 2010, 2009 and 2008 (in thousands)
	2010	2009	2008
CASH FLOWS FROM (USED IN) OPERATING ACTIVITIES:
Net (Loss)/Income	$ 470,068	$ (65,791)	$ 249,325
Adjustments to reconcile net income to net cash from (used in) operating activities:
Policy charges and fee income	(202,268)	(266,769)	(207,498)
Interest credited to policyholders’ account balances	250,517	271,379	213,371
Realized investment (gains)/losses, net	(110,634)	469,184	(206,206)
Amortization and other non-cash items	(20,870)	(10,451)	(5,505)
Change in:
Future policy benefits and other policyholders’ liabilities	728,898	475,721	603,349
Reinsurance recoverable	(819,599)	(533,781)	(384,087)
Accrued investment income	(2,686)	(10,959)	(5,193)
Receivables from parent and affiliates	(37,402)	94,287	(30,500)
Payables to parent and affiliates	7,754	(41,496)	15,446
Deferred policy acquisition costs	(966,699)	(251,131)	(163,154)
Income taxes payable	(12,338)	(67,851)	76,532
Deferred sales inducements	(246,006)	(94,526)	(71,899)
Other, net	(34,532)	(16,104)	(116,754)
CASH FLOWS USED IN OPERATING ACTIVITIES	(995,797)	(48,288)	(32,773)

CASH FLOWS FROM (USED IN) INVESTING ACTIVITIES:
Proceeds from the sale/maturity/prepayment of:
Fixed maturities available for sale	1,843,933	1,673,613	1,485,142
Policy loans	115,225	150,744	110,856
Commercial mortgage loans	64,520	46,286	20,553
Equity securities, available for sale	15,978	19,541	(47)
Trading account assets, available for sale	4,527	5	-
Payments for the purchase of:
Fixed maturities available for sale	(1,846,086)	(2,443,789)	(2,019,688)
Policy loans	(119,752)	(117,727)	(109,096)
Commercial mortgage loans	(305,789)	(230,550)	(126,892)
Equity securities, available for sale	(6,777)	(19,636)	-
Trading account assets, available for sale	-	(13,301)	(8,803)
Notes receivable from parent and affiliates, net	55,863	(143,419)	(8,687)
Other long term investments, net	(33,684)	2,325	(9,343)
Short term investments, net	(73,803)	(96,775)	43,490
CASH FLOWS USED IN INVESTING ACTIVITIES	(285,845)	(1,172,683)	(622,515)

CASH FLOWS FROM (USED IN) FINANCING ACTIVITIES:
Policyholders’ account deposits	3,092,710	1,937,462	2,243,781
Policyholders’ account withdrawals	(2,328,806)	(1,223,565)	(1,126,295)
Net change in securities sold under agreement to repurchase and cash collateral for loaned securities	(128,177)	53,994	(261,770)
Dividend to parent	(100,000)	-	-
Contribution from parent	10	-	360,000
Net change in financing arrangements (maturities 90 days or less)	72,793	1,146	(58,347)
Net increase in long-term borrowing	895,000	-	-
CASH FLOWS FROM FINANCING ACTIVITIES	1,503,530	769,037	1,157,369
Net increase (decrease) in cash and cash equivalents	221,888	(451,934)	502,081
Cash and cash equivalents, beginning of year	143,111	595,045	92,964
CASH AND CASH EQUIVALENTS, END OF YEAR	$ 364,999	$ 143,111	$ 595,045

SUPPLEMENTAL CASH FLOW INFORMATION
Income taxes (refunded) paid	$ 185,220	$ (68,108)	$ (11,525)
Interest paid	$ 3,212	$ 8	$ 573

See Notes to Consolidated Financial Statements

Pruco Life Insurance Company
Notes to Consolidated Financial Statements

1.  BUSINESS AND BASIS OF PRESENTATION

Pruco Life Insurance Company, or the “Company,” is a wholly owned subsidiary of The Prudential Insurance Company of America, or “Prudential Insurance,” which in turn is an indirect wholly owned subsidiary of Prudential Financial, Inc., or “Prudential Financial.”  Pruco Life Insurance Company was organized in 1971 under the laws of the State of Arizona.  It is licensed to sell life insurance and annuities in the District of Columbia, Guam, and in all States except New York.

The Company has three subsidiaries, including one wholly owned life insurance subsidiary, Pruco Life Insurance Company of New Jersey, or “PLNJ,” and two subsidiaries formed in 2009 for the purpose of holding certain commercial loan investments. Pruco Life Insurance Company and its subsidiaries are together referred to as the Company and all financial information is shown on a consolidated basis. Two additional subsidiaries formerly owned by the Company for the purpose of acquiring fixed income investments were liquidated in 2009. Pruco Life Insurance Company and its subsidiaries are together referred to as the Company and all financial information is shown on a consolidated basis.

PLNJ is a stock life insurance company organized in 1982 under the laws of the state of New Jersey.  It is licensed to sell universal life insurance, variable life insurance, term life insurance, fixed and variable annuities only in New Jersey and New York.

Beginning in March 2010, Prudential Annuities Life Assurance Corporation (“PALAC”), an affiliate of the Company, ceased offering its existing variable annuity products (and where offered, the companion market value adjustment option) to new investors upon the launch of a new product in the Company.   In general, the new product line offers the same optional living benefits and optional death benefits as offered by PALAC’s existing variable annuities.   However, subject to applicable contractual provisions and administrative rules, PALAC will continue to accept subsequent purchase payments on in force contracts under existing annuity products.  These initiatives were implemented to create operational and administrative efficiencies by offering a single product line of annuity products from a more limited group of legal entities.  In addition, by limiting its variable annuity offerings to a single product line sold through one insurer (and its affiliate, for New York sales), the Prudential Annuities business unit of Prudential Financial expects to convey a more focused, cohesive image in the marketplace.

Basis of Presentation
The Consolidated Financial Statements include the accounts of Pruco Life Insurance Company and its subsidiaries.  The Consolidated Financial Statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

The Company has extensive transactions and relationships with Prudential Insurance and other affiliates, (as more fully described in Note 13 to the Consolidated Financial Statements).  Due to these relationships, it is possible that the terms of these transactions are not the same as those that would result from transactions among wholly unrelated parties.

Use of Estimates
The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

The most significant estimates include those used in determining deferred policy acquisition costs and related amortization; amortization of sales inducements; valuation of investments including derivatives and the recognition of other-than-temporary impairments; future policy benefits including guarantees; provision for income taxes and valuation of deferred tax assets; and reserves for contingent liabilities, including reserves for losses in connection with unresolved legal matters.

Reclassifications
Certain amounts in prior periods have been reclassified to conform to the current period presentation.

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Investments in Debt and Equity Securities

The Company’s investments in debt and equity securities include fixed maturities; trading account assets; equity securities and short-term investments. The accounting policies related to these are as follows:

Fixed maturities are comprised of bonds, notes and redeemable preferred stock. Fixed maturities classified as “available for sale” are carried at fair value. See Note 10 for additional information regarding the determination of fair value. Interest income, as well as the related amortization of premium and accretion of discount is included in “Net investment income” under the effective yield method. For mortgage-backed and asset-backed securities, the effective yield is based on estimated cash flows, including prepayment assumptions based on data from widely accepted third-party data sources or internal estimates. In addition to prepayment assumptions, cash flow estimates vary based on assumptions regarding the underlying collateral, including default rates and changes in value. These assumptions can significantly impact income recognition and the amount of other-than-temporary impairments recognized in earnings and other comprehensive income. For high credit quality mortgage-backed and asset-backed securities (those rated AA or above), cash flows are provided quarterly, and the amortized cost and effective yield of the security are adjusted as necessary to reflect historical prepayment experience and changes in estimated future prepayments. The adjustments to amortized cost are recorded as a charge or credit to net investment income in accordance with the retrospective method. For asset-backed and mortgage-backed securities rated below AA, the effective yield is adjusted prospectively for any changes in estimated cash flows. See the discussion below on realized investment gains and losses

2.     SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

for a description of the accounting for impairments, as well as the impact of the Company’s adoption on January 1, 2009 of new authoritative guidance for the recognition and presentation of other-than-temporary impairments for debt securities. Unrealized gains and losses on fixed maturities classified as “available for sale,” net of tax, and the effect on deferred policy acquisition costs, deferred sales inducements, future policy benefits that would result from the realization of unrealized gains and losses, are included in “Accumulated other comprehensive income (loss).”

Trading account assets consist primarily of asset-backed securities, public corporate bonds and commercial mortgage-backed securities whose fair values are determined consistent with similar instruments described above under “Fixed Maturity Securities.”  Realized and unrealized gains and losses for these investments are reported in “Other Income.” Interest and dividend income from these investments is reported in “Net investment income.”

Equity securities, available for sale are comprised of common stock, non-redeemable preferred stock, and perpetual preferred stock, and are carried at fair value. The associated unrealized gains and losses, net of tax, and the effect on deferred policy acquisition costs, deferred sales inducements and future policy benefits that would result from the realization of unrealized gains and losses, are included in “Accumulated other comprehensive income (loss).” The cost of equity securities is written down to fair value when a decline in value is considered to be other- than- temporary. See the discussion below on realized investment gains and losses for a description of the accounting for impairments. Dividends from these investments are recognized in “Net investment income” when declared.

Commercial mortgage loans consist of commercial mortgage loans and agricultural loans.  Commercial mortgage loans are broken down by class which is based on property type (industrial properties, retail, office, multi-family/apartment, hospitality, and other).

Commercial mortgage loans originated and held for investment are generally carried at unpaid principal balance, net of an allowance for losses.

Interest income, as well as prepayment fees and the amortization of the related premiums or discounts, related to commercial mortgage and other loans, are included in “Net investment income.”

Impaired loans include those loans for which it is probable that amounts due according to the contractual terms of the loan agreement will not all be collected. The Company defines “past due” as principal or interest not collected at least 30 days past the scheduled contractual due date. Interest received on impaired loans, including loans that were previously modified in a troubled debt restructuring, is either applied against the principal or reported as net investment income based on the Company’s assessment as to the collectability of the principal. See Note 3 for additional information about the Company’s past due loans.

The Company discontinues accruing interest on impaired loans after the loans become 90 days delinquent as to principal or interest payments, or earlier when the Company has doubts about collectability. When a loan is deemed to be impaired, any accrued but uncollectible interest on the impaired loan and other loans backed by the same collateral, if any, is charged to interest income in the period the loan is deemed to be impaired. Generally, a loan is restored to accrual status only after all delinquent interest and principal are brought current and, in the case of loans where the payment of interest has been interrupted for a substantial period, a regular payment performance has been established.

The Company reviews the performance and credit quality of the commercial mortgage loan and agricultural loan portfolios on an on-going basis. Loans are placed on watch list status based on a predefined set of criteria and are assigned one of three categories.  Loans are placed on “early warning” status in cases where, based on the Company’s analysis of the loan’s collateral, the financial situation of the borrower or tenants or other market factors, it is believed a loss of principal or interest could occur. Loans are classified as “closely monitored” when it is determined that there is a collateral deficiency or other credit events that may lead to a potential loss of principal or interest. Loans “not in good standing” are those loans where the Company has concluded that there is a high probability of loss of principal, such as when the loan is delinquent or in the process of foreclosure. As described below, in determining our allowance for losses, the Company evaluates each loan on the watch list to determine if it is probable that amounts due according to the contractual terms of the loan agreement will not be collected.

Loan-to-value and debt service coverage ratios are measures commonly used to assess the quality of commercial mortgage loans. The loan-to-value ratio compares the amount of the loan to the fair value of the underlying property collateralizing the loan, and is commonly expressed as a percentage. Loan-to-value ratios greater than 100% indicate that the loan amount exceeds the collateral value. A smaller loan-to-value ratio indicates a greater excess of collateral value over the loan amount. The debt service coverage ratio compares a property’s net operating income to its debt service payments. Debt service coverage ratios less than 1.0 times indicate that property operations do not generate enough income to cover the loan’s current debt payments. A larger debt service coverage ratio indicates a greater excess of net operating income over the debt service payments. The values utilized in calculating these ratios are developed as part of the Company’s periodic review of the commercial mortgage loan and agricultural loan portfolio, which includes an internal appraisal of the underlying collateral value. The Company’s periodic review also includes a quality re-rating process, whereby the internal quality rating originally assigned at underwriting is updated based on current loan, property and market information using a proprietary quality rating system. The loan-to-value ratio is the most significant of several inputs used to establish the internal credit rating of a loan which in turn drives the allowance for losses. Other key factors considered in determining the internal credit rating include debt service coverage ratios, amortization, loan term, estimated market value growth rate and volatility for the property type and region. See Note 3 for additional information related to the loan-to-value ratios and debt service coverage ratios related to the Company’s commercial mortgage and agricultural loan portfolios.

2.     SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Loans are reported at carrying value, and the allowance for losses includes a loan specific reserve for each impaired loan that has a specifically identified loss and a portfolio reserve for probable incurred but not specifically identified losses. For impaired commercial mortgage loans and agricultural loans the allowances for losses are determined based on the present value of expected future cash flows discounted at the loan’s effective interest rate, or based upon the fair value of the collateral if the loan is collateral dependent. The portfolio reserves for probable incurred but not specifically identified losses in the commercial mortgage and agricultural loan portfolio segments considers the current credit composition of the portfolio based on an internal quality rating, (as described above). The portfolio reserves are determined using past loan experience, including historical credit migration, default probability and loss severity factors by property type. Historical credit migration, default and loss severity factors are updated each quarter based on the Company’s actual loan experience, and are considered together with other relevant qualitative factors in making the final portfolio reserve calculations.

The allowance for losses on commercial mortgage loans and agricultural loans can increase or decrease from period to period based on the factors noted above. “Realized investment gains (losses), net” includes changes in the allowance for losses and changes in value for loans accounted for under the fair value option. “Realized investment gains (losses), net” also includes gains and losses on sales, certain restructurings, and foreclosures.

When a commercial mortgage or other loan is deemed to be uncollectible, any specific valuation allowance associated with the loan is reversed and a direct write down to the carrying amount of the loan is made. The carrying amount of the loan is not adjusted for subsequent recoveries in value.

Policy loans are carried at unpaid principal balances. Interest income on policy loans is recognized in “Net investment income” at the contract interest rate when earned.

Securities repurchase and resale agreements and securities loaned transactions are used to earn spread income, to borrow funds, or to facilitate trading activity. Securities repurchase and resale agreements are generally short term in nature, and therefore, the carrying amounts of these instruments approximate fair value. As part of securities repurchase agreements or securities loan transactions the Company transfers U.S. government and government agency securities and receives cash as collateral. As part of securities resale agreements, the Company transfers cash as collateral and receives U.S. government securities. For securities repurchase agreements and securities loaned transactions used to earn spread income, the cash received is typically invested in cash equivalents, short term investments or fixed maturities.

Securities repurchase and resale agreements that satisfy certain criteria are treated as collateralized financing arrangements. These agreements are carried at the amounts at which the securities will be subsequently resold or reacquired, as specified in the respective agreements. For securities purchased under agreements to resell, the Company’s policy is to take possession or control of the securities and to value the securities daily. Securities to be resold are the same, or substantially the same, as the securities received. For securities sold under agreements to repurchase, the market value of the securities to be repurchased is monitored, and additional collateral is obtained where appropriate, to protect against credit exposure. Securities to be repurchased are the same, or substantially the same as those sold. Income and expenses related to these transactions executed within the insurance subsidiary used to earn spread income are reported as “Net investment income,” however, for transactions used to borrow funds, the associated borrowing cost is reported as interest expense (included in “General, administrative and other expenses”).

Securities loaned transactions are treated as financing arrangements and are recorded at the amount of cash received. The Company obtains collateral in an amount equal to 102% and 105% of the fair value of the domestic and foreign securities, respectively. The Company monitors the market value of the securities loaned on a daily basis with additional collateral obtained as necessary. Substantially all of the Company’s securities loaned transactions are with large brokerage firms. Income and expenses associated with securities loaned transactions used to earn spread income are generally reported as “Net investment income;” however, for securities loaned transactions used for funding purposes the associated rebate is reported as interest expense (included in “General, administrative and other expenses”).

Other long-term investments consist of the derivatives, the Company’s investments in joint ventures and limited partnerships in which the Company does not exercise control, as well as investments in the Company’s own separate accounts, which are carried at fair value, and investment real estate. Joint venture and partnership interests are generally accounted for using the equity method of accounting, except in instances in which the Company’s interest is so minor that it exercises virtually no influence over operating and financial policies. In such instances, the Company applies the cost method of accounting. The Company’s share of net income from investments in joint ventures and partnerships is generally included in “Net investment income.”

Short-term investments primarily consist of highly liquid debt instruments with a maturity of greater than three months and less than twelve months when purchased. These investments are generally carried at fair value and include certain money market investments, short-term debt securities issued by government sponsored entities and other highly liquid debt instruments.

Realized investment gains (losses) are computed using the specific identification method. Realized investment gains and losses are generated from numerous sources, including the sale of fixed maturity securities, equity securities, investments in joint ventures and limited partnerships and other types of investments, as well as adjustments to the cost basis of investments for net other-than-temporary impairments recognized in earnings. Realized investment gains and losses are also generated from prepayment premiums received on private fixed maturity securities, recoveries of principal on previously impaired securities, provisions for losses on commercial mortgage loans and fair value changes on embedded derivatives and free-standing derivatives that do not qualify for hedge accounting treatment.

2.     SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

The Company’s available-for-sale securities with unrealized losses are reviewed quarterly to identify other-than-temporary impairments in value. In evaluating whether a decline in value is other-than-temporary, the Company considers several factors including, but not limited to the following: (1) the extent and the duration of the decline; (2) the reasons for the decline in value (credit event, currency or interest-rate related, including general credit spread widening); and (3) the financial condition of and near-term prospects of the issuer. With regard to available-for-sale equity securities, the Company also considers the ability and intent to hold the investment for a period of time to allow for a recovery of value. When it is determined that a decline in value of an equity security is other-than-temporary, the carrying value of the equity security is reduced to its fair value, with a corresponding charge to earnings.

In addition, in April 2009, the Financial Accounting Standards Board (“FASB”) revised the authoritative guidance for the recognition and presentation of other-than-temporary impairments for debt securities. The Company early adopted this guidance on January 1, 2009.  Prior to the adoption of this guidance the Company was required to record an other-than-temporary impairment for a debt security unless it could assert that it had both the intent and ability to hold the security for a period of time sufficient to allow for a recovery in its’ fair value to its amortized cost basis.  This revised guidance indicates that an other-than-temporary impairment must be recognized in earnings for a debt security in an unrealized loss position when an entity either (a) has the intent to sell the debt security or (b) more likely than not will be required to sell the debt security before its anticipated recovery. For all debt securities in unrealized loss positions that do not meet either of these two criteria, the guidance requires that the Company analyze its ability to recover the amortized cost by comparing the net present value of projected future cash flows with the amortized cost of the security. The net present value is calculated by discounting the Company’s best estimate of projected future cash flows at the effective interest rate implicit in the debt security prior to impairment. The Company may use the estimated fair value of collateral as a proxy for the net present value if it believes that the security is dependent on the liquidation of collateral for recovery of its investment. If the net present value is less than the amortized cost of the investment, an other-than-temporary impairment is recognized. In addition to the above mentioned circumstances, the Company also recognizes an other-than-temporary impairment in earnings when a foreign currency denominated security in an unrealized loss position approaches maturity.

Under the authoritative guidance for the recognition and presentation of other-than-temporary impairments, when an other-than-temporary impairment of a debt security has occurred, the amount of the other-than-temporary impairment recognized in earnings depends on whether the Company intends to sell the security or more likely than not will be required to sell the security before recovery of its amortized cost basis. If the debt security meets either of these two criteria, the other-than-temporary impairment recognized in earnings is equal to the entire difference between the security’s amortized cost basis and its fair value at the impairment measurement date. For other-than-temporary impairments of debt securities that do not meet these two criteria, the net amount recognized in earnings is equal to the difference between the amortized cost of the debt security and its net present value calculated as described above. Any difference between the fair value and the net present value of the debt security at the impairment measurement date is recorded in “Other comprehensive income (loss).” Unrealized gains or losses on securities for which an other-than-temporary impairment has been recognized in earnings is tracked as a separate component of “Accumulated other comprehensive income (loss).”  Prior to the adoption of this guidance in 2009, an other-than-temporary impairment recognized in earnings for debt securities was equal to the total difference between amortized cost and fair value at the time of impairment.

For debt securities, the split between the amount of an other-than-temporary impairment recognized in other comprehensive income and the net amount recognized in earnings is driven principally by assumptions regarding the amount and timing of projected cash flows. For mortgage-backed and asset-backed securities, cash flow estimates consider the payment terms of the underlying assets backing a particular security, including prepayment assumptions, and are based on data from widely accepted third-party data sources or internal estimates. In addition to prepayment assumptions, cash flow estimates include assumptions regarding the underlying collateral including default rates and recoveries which vary based on the asset type and geographic location, as well as the vintage year of the security. For structured securities, the payment priority within the tranche structure is also considered. For all other debt securities, cash flow estimates are driven by assumptions regarding probability of default and estimates regarding timing and amount of recoveries associated with a default. The Company has developed these estimates using information based on its historical experience as well as using market observable data, such as industry analyst reports and forecasts, sector credit ratings and other data relevant to the collectability of a security, such as the general payment terms of the security and the security’s position within the capital structure of the issuer.

The new cost basis of an impaired security is not adjusted for subsequent increases in estimated fair value.  In periods subsequent to the recognition of an other-than-temporary impairment, the impaired security is accounted for as if it had been purchased on the measurement date of the impairment. For debt securities, the discount (or reduced premium) based on the new cost basis may be accreted into net investment income in future periods, including increases in cash flow on a prospective basis.

Cash and Cash Equivalents

Cash and cash equivalents include cash on hand, amounts due from banks, certain money market investments, and other debt issues with maturities of three months or less when purchased. The Company also engages in overnight borrowing and lending of funds with Prudential Financial and affiliates which are considered cash and cash equivalents.

2.     SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Deferred Policy Acquisition Costs

Costs that vary with and that are related primarily to the production of new insurance and annuity products are deferred to the extent such costs are deemed recoverable from future profits. Such deferred policy acquisition costs (“DAC”) include commissions, costs of policy issuance and underwriting, and variable field office expenses that are incurred in producing new business. In each reporting period, capitalized DAC is amortized. DAC is subject to recoverability testing at the end of each reporting period to ensure that the capitalized amounts do not exceed the present value of anticipated gross profits or premiums less benefits and maintenance expenses, as applicable. DAC, for applicable products, is adjusted for the impact of unrealized gains or losses on investments as if these gains or losses had been realized, with corresponding credits or charges included in “Accumulated other comprehensive income (loss).”

Policy acquisition costs are deferred and amortized over the expected life of the contracts (approximately 25 – 99 years) in proportion to gross profits arising principally from investment results, mortality and expense margins, and surrender charges, based on historical and anticipated future experience, which is updated periodically. The Company uses a reversion to the mean approach to derive the future rate of return assumptions. However, if the projected future rate of return calculated using this approach is greater than the maximum future rate of return assumption, the maximum future rate of return is utilized. In addition to the gross profit components previously mentioned, we also include the impact of the embedded derivatives associated with certain optional living benefit features of the Company’s variable annuity contracts and related hedging activities in actual gross profits used as the basis for calculating current period amortization, regardless of which affiliated legal entity this activity occurs. In calculating gross profits, profits and losses related to contracts issued by the Company that are reported in affiliated legal entities other than the Company as a result of, for example, reinsurance agreements with those affiliated entities are also included. The Company is an indirect subsidiary of Prudential Financial (an SEC registrant) and has extensive transactions and relationships with other subsidiaries of Prudential Financial, including reinsurance agreements. See Note 13 in the Consolidated Financial Statements.  Incorporating all product-related profits and losses in gross profits, including those that are reported in affiliated legal entities, produces a DAC amortization pattern representative of the economics of the products. The effect of changes to estimated gross profits on unamortized deferred acquisition costs is reflected in “Amortization of deferred policy acquisition costs” in the period such estimated gross profits are revised.

For some products, policyholders can elect to modify product benefits, features, rights or coverages by exchanging a contract for a new contract or by amendment, endorsement, or rider to a contract, or by the election of a feature or coverage within a contract. These transactions are known as internal replacements. If policyholders surrender traditional life insurance policies in exchange for life insurance policies that do not have fixed and guaranteed terms, the Company immediately charges to expense the remaining unamortized DAC on the surrendered policies. For other internal replacement transactions, except those that involve the addition of a non-integrated contract feature that does not change the existing base contract, the unamortized DAC is immediately charged to expense if the terms of the new policies are not substantially similar to those of the former policies. If the new terms are substantially similar to those of the earlier policies, the DAC is retained with respect to the new policies and amortized over the expected life of the new policies.

Reinsurance recoverables

Reinsurance recoverables include corresponding payables and receivables associated with reinsurance arrangements with affiliates. For additional information about these arrangements see Note 13 to the Financial Statements.

Separate Account Assets and Liabilities

Separate account assets are reported at fair value and represent segregated funds, which are invested for certain policyholders and other customers. The assets consist primarily of equity securities, fixed maturities, real estate related investments, real estate mortgage loans and short term investments and derivative instruments. The assets of each account are legally segregated and are generally not subject to claims that arise out of any other business of the Company. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Separate account liabilities primarily represent the contractholder’s account balance in separate account assets and to a lesser extent borrowings of the separate account.  See Note 7 to the Consolidated Financial Statements for additional information regarding separate account arrangements with contractual guarantees. The investment income and realized investment gains or losses from separate accounts generally accrue to the policyholders and are not included in the Consolidated Statements of Operations. Mortality, policy administration and surrender charges assessed against the accounts are included in “Policy charges and fee income.” Asset administration fees charged to the accounts are included in “Asset administration fees.”

Deferred sales inducements

The Company provides sales inducements to contractholders, which primarily reflect an up-front bonus added to the contractholder's initial deposit for certain annuity contracts.  These costs are deferred and recognized in “Deferred sales inducements”.  They are amortized using the same methodology and assumptions used to amortize DAC. Sales inducements balances are subject to recoverability testing at the end of each reporting period to ensure that the capitalized amounts do not exceed the present value of anticipated gross profits. The Company records amortization of deferred sales inducements in “Interest credited to policyholders’ account balances.”

2.     SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Other Assets and Other Liabilities

Other assets consist primarily of premiums due, certain restricted assets, and receivables resulting from sales of securities that had not yet settled at the balance sheet date. Other liabilities consist primarily of accrued expenses, technical overdrafts, derivatives, and payables resulting from purchases of securities that had not yet been settled at the balance sheet date.

Future Policy Benefits

The Company’s liability for future policy benefits is primarily comprised of the present value of estimated future payments to or on behalf of policyholders, where the timing and amount of payment depends on policyholder mortality or morbidity, less the present value of future net premiums. For life insurance and annuity products, expected mortality and morbidity is generally based on the Company’s historical experience or standard industry tables including a provision for the risk of adverse deviation on our term life products. Interest rate assumptions are based on factors such as market conditions and expected investment returns. Although mortality and morbidity and interest rate assumptions are “locked-in” upon the issuance of new insurance or annuity products with fixed and guaranteed terms, significant changes in experience or assumptions may require the Company to provide for expected future losses on a product by establishing premium deficiency reserves. Premium deficiency reserves, if required, are determined based on assumptions at the time the premium deficiency reserve is established and do not include a provision for the risk of adverse deviation. The Company’s liability for future policy benefits also includes net liabilities for guarantee benefits related to certain nontraditional long-duration life and annuity contracts, which are discussed more fully in Note 7, and certain unearned revenues.

Policyholders’ Account Balances

The Company’s liability for policyholders’ account balances represents the contract value that has accrued to the benefit of the policyholder as of the balance sheet date. This liability is generally equal to the accumulated account deposits, plus interest credited, less policyholders’ withdrawals and other charges assessed against the account balance. These policyholders’ account balances also include a provision for benefits under non-life contingent payout annuities and certain unearned revenues.

Contingent Liabilities

Amounts related to contingent liabilities are accrued if it is probable that a liability has been incurred and an amount is reasonably estimable. Management evaluates whether there are incremental legal or other costs directly associated with the ultimate resolution of the matter that are reasonably estimable and, if so, they are included in the accrual.

Insurance Revenue and Expense Recognition

Premiums from individual life products, other than interest-sensitive life contracts, are recognized when due. When premiums are due over a significantly shorter period than the period over which benefits are provided, any gross premium in excess of the net premium (i.e., the portion of the gross premium required to provide for all expected future benefits and expenses) is deferred and recognized into revenue in a constant relationship to insurance in force. Benefits are recorded as an expense when they are incurred. A liability for future policy benefits is recorded when premiums are recognized using the net premium method.

Certain individual annuity contracts provide the holder a guarantee that the benefit received upon death or annuitization will be no less than a minimum prescribed amount. These benefits are accounted for as insurance contracts and are discussed in further detail in Note 7. The Company also provides contracts with certain living benefits which are accounted for as embedded derivatives. These contracts are discussed in further detail in Note 7.

Amounts received as payment for interest-sensitive contracts, are reported as deposits to “Policyholders’ account balances.” Revenues from these contracts are reflected in “Policy charges and fee income” consisting primarily of fees assessed during the period against the policyholders’ account balances for mortality charges, policy administration charges and surrender charges. In addition to fees, the Company earns investment income from the investment of policyholders’ deposits in the Company’s general account portfolio. Fees assessed that represent compensation to the Company for services to be provided in future periods and certain other fees are deferred and amortized into revenue over the life of the related contracts in proportion to estimated gross profits. Benefits and expenses for these products include claims in excess of related account balances, expenses of contract administration, interest credited to policyholders’ account balances and amortization of DAC. Premiums, benefits and expenses are stated net of reinsurance ceded to other companies. Estimated reinsurance recoverables and the cost of reinsurance are recognized over the life of the reinsured policies using assumptions consistent with those used to account for the underlying policies.

Asset Administration Fees

The Company receives asset administration fee income from policyholders’ account balances invested in The Prudential Series Funds or, “PSF,” which are a portfolio of mutual fund investments related to the Company’s separate account products. Also the Company receives fee income calculated on contractholder separate account balances invested in the Advanced Series Trust Funds (see Note 13 to the Consolidated Financial Statements). In addition, the Company receives fees from policyholders’ account balances invested in funds managed by companies other than affiliates of Prudential Insurance. Asset administration fees are recognized as income when earned.

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Derivative Financial Instruments

Derivatives are financial instruments whose values are derived from interest rates, financial indices, or the values of securities. Derivative financial instruments generally used by the Company include swaps, futures, forwards and options which are contracted in the over-the-counter market with an affiliate. Derivative positions are carried at fair value, generally by obtaining quoted market prices or through the use of valuation models. Values can be affected by changes in interest rates, financial indices, values of securities, credit spreads, market volatility, expected returns and liquidity. Values can also be affected by changes in estimates and assumptions, including those related to counterparty behavior and non performance risk, used in valuation models.

Derivatives are used to manage the characteristics of the Company’s asset/liability mix to manage the interest rate and currency characteristics of assets or liabilities. Additionally, derivatives may be used to seek to reduce exposure to interest rate, credit, foreign currency and equity risks associated with assets held or expected to be purchased or sold, and liabilities incurred or expected to be incurred.

Derivatives are recorded either as assets, within “Other long-term investments,” or as liabilities, within “Other liabilities,” except for embedded derivatives, which are recorded with the associated host contract. The Company nets the fair value of all derivative financial instruments with its affiliated counterparty for which a master netting arrangement has been executed. As discussed below and in Note 11, all realized and unrealized changes in fair value of derivatives, with the exception of the effective portion of cash flow hedges, are recorded in current earnings. Cash flows from these derivatives are reported in the operating and investing activities sections in the Statements of Cash Flows.

The Company designates derivatives as either (1) a hedge of a forecasted transaction or of  the variability of cash flows to be received or paid related to a recognized asset or liability (“cash flow” hedge), or (2) a derivative that does not qualify for hedge accounting.

To qualify for hedge accounting treatment, a derivative must be highly effective in mitigating the designated risk of the hedged item. Effectiveness of the hedge is formally assessed at inception and throughout the life of the hedging relationship. Even if a derivative qualifies for hedge accounting treatment, there may be an element of ineffectiveness of the hedge. Under such circumstances, the ineffective portion is recorded in “Realized investment gains (losses), net.”

The Company formally documents at inception all relationships between hedging instruments and hedged items, as well as its risk-management objective and strategy for undertaking various hedge transactions. This process includes linking all derivatives designated as cash flow hedges to specific assets and liabilities on the balance sheet or to forecasted transactions.

When a derivative is designated as a cash flow hedge and is determined to be highly effective, changes in its fair value are recorded in “Accumulated other comprehensive income (loss)” until earnings are affected by the variability of cash flows being hedged (e.g., when periodic settlements on a variable-rate asset or liability are recorded in earnings). At that time, the related portion of deferred gains or losses on the derivative instrument is reclassified and reported in the income statement line item associated with the hedged item.

If it is determined that a derivative no longer qualifies as an effective cash flow hedge, or management removes the hedge designation, the derivative will continue to be carried on the balance sheet at its fair value, with changes in fair value recognized currently in “Realized investment gains (losses), net.” The asset or liability under a fair value hedge will no longer be adjusted for changes in fair value and the existing basis adjustment is amortized to the income statement line associated with the asset or liability. The component of “Accumulated other comprehensive income (loss)” related to discontinued cash flow hedges is amortized to the income statement line associated with the hedged cash flows consistent with the earnings impact of the original hedged cash flows.

When hedge accounting is discontinued because it is probable that the forecasted transaction will not occur by the end of the specified time period, the derivative will continue to be carried on the balance sheet at its fair value, with changes in fair value recognized currently in “Realized investment gains (losses), net.” Gains and losses that were in “Accumulated other comprehensive income (loss)” pursuant to the hedge of a forecasted transaction are recognized immediately in “Realized investment gains (losses), net.”

If a derivative does not qualify for hedge accounting, all changes in its fair value, including net receipts and payments, are included in “Realized investment gains (losses), net” without considering changes in the fair value of the economically associated assets or liabilities.

The Company is a party to financial instruments that contain derivative instruments that are “embedded” in the financial instruments. At inception, the Company assesses whether the economic characteristics of the embedded derivative are clearly and closely related to the economic characteristics of the remaining component of the financial instrument (i.e., the host contract) and whether a separate instrument with the same terms as the embedded instrument would meet the definition of a derivative instrument. When it is determined that (1) the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and (2) a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is separated from the host contract, carried at fair value, and changes in its fair value are included in “Realized investment gains/(losses), net.” For certain financial instruments that contain an embedded derivative that otherwise would need to be bifurcated and reported at fair value, the Company may elect to classify the entire instrument as an Other long-term investments and report it within “Other long-term investments.”

The Company sells variable annuity contracts that include features that may be treated from an accounting perspective as embedded derivatives. The Company has reinsurance agreements to transfer the risk related to most of these embedded derivatives to an affiliate, Pruco Reinsurance Ltd. (“Pruco Re”). These embedded derivatives are carried at fair value and included in “Future policy benefits and other policyholder liabilities” and

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

“Reinsurance recoverable.” Changes in “Realized investment gains/(losses), net” are based on the change in value of the underlying contractual guarantees, which are determined using valuation models.

The Company, excluding its subsidiaries, also sells certain universal life products that contain a no-lapse guarantee provision that is reinsured with an affiliate Universal Prudential Arizona Reinsurance Company (“UPARC”). The reinsurance of this no-lapse guarantee results in an embedded derivative that incurs market risk primarily in the form of interest rate risk. Interest rate sensitivity can result in changes in the value of the underlying contractual guarantees that are carried at fair value and included in “Reinsurance recoverables”, and changes in “Realized investment gains/(losses), net.”

Income Taxes

The Company is a member of the consolidated federal income tax return of Prudential Financial and primarily files separate company state and local tax returns. Pursuant to the tax allocation arrangement with Prudential Financial, total federal income tax expense is determined on a separate company basis. Members with losses record tax benefits to the extent such losses are recognized in the consolidated federal tax provision.

Deferred income taxes are recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes. A valuation allowance is recorded to reduce a deferred tax asset to the amount expected to be realized.

The Company’s liability for income taxes includes the liability for unrecognized tax benefits and interest and penalties which relate to tax years still subject to review by the Internal Revenue Service (“IRS”) or other taxing jurisdictions. Audit periods remain open for review until the statute of limitations has passed. Generally, for tax years which produce net operating losses, capital losses or tax credit carryforwards (“tax attributes”), the statute of limitations does not close, to the extent of these tax attributes, until the expiration of the statute of limitations for the tax year in which they are fully utilized. The completion of review or the expiration of the statute of limitations for a given audit period could result in an adjustment to the liability for income taxes. The Company classifies all interest and penalties related to tax uncertainties as income tax expense. See Note 9 for additional information regarding income taxes.

Adoption of New Accounting Pronouncements

In July 2010, the FASB issued updated guidance that requires enhanced disclosures related to the allowance for credit losses and the credit quality of a company’s financing receivable portfolio. The disclosures as of the end of a reporting period are effective for interim and annual reporting periods ending on or after December 15, 2010. The Company adopted this guidance effective December 31, 2010. The required disclosures are included above and in Note 3. The disclosures about activity that occurs during a reporting period are effective for interim and annual reporting periods beginning after December 15, 2010. The Company will provide these required disclosures in the interim reporting period ended March 31, 2011.  In January 2011, the FASB deferred the disclosures required by this guidance related to troubled debt restructurings. The disclosures will be effective, and the Company will provide these disclosures, concurrent with the effective date of proposed guidance for determining what constitutes a troubled debt restructuring.

In March 2010, the FASB issued updated guidance that amends and clarifies the accounting for credit derivatives embedded in interests in securitized financial assets. This new guidance eliminates the scope exception for embedded credit derivatives (except for those that are created solely by subordination) and provides new guidance on how the evaluation of embedded credit derivatives is to be performed. This new guidance is effective for the first interim reporting period beginning after June 15, 2010. The Company’s adoption of this guidance effective with the interim reporting period ending September 30, 2010 did not have a material effect on the Company’s financial position, results of operations, and financial statement disclosures.

In January 2010, the FASB issued updated guidance that requires new fair value disclosures about significant transfers between Level 1 and 2 measurement categories and separate presentation of purchases, sales, issuances, and settlements within the roll forward of Level 3 activity.  Also, this updated fair value guidance clarifies the disclosure requirements about level of disaggregation and valuation techniques and inputs. This new guidance is effective for interim and annual reporting periods beginning after December 15, 2009, except for the disclosures about purchases, sales, issuances, and settlements in the roll forward of Level 3 activity, which are effective for interim and annual reporting periods beginning after December 15, 2010. The Company adopted the effective portions of this guidance on January 1, 2010. The required disclosures are provided in Note 10 and Note 11.  The Company will provide the required disclosures about purchases, sales, issuances, and settlements in the roll forward of Level 3 activity in the interim reporting period ending March 31, 2011.

In September 2009, the FASB issued updated guidance for the fair value measurement of investments in certain entities that calculate net asset value per share including certain alternative investments such as hedge funds, private equity funds, and venture capital funds. This guidance allows companies to determine the fair value of such investments using net asset value (“NAV”) as a practical expedient if the fair value of the investment is not readily determinable and the investee entity issues financial statements in accordance with measurement principles for investment companies. Use of this practical expedient is prohibited if it is probable the investment will be sold at something other than NAV. This guidance also requires new disclosures for each major category of alternative investments. It was effective for the first annual or interim reporting period ending after December 15, 2009. The Company’s adoption of this guidance effective December 31, 2009 did not have a material effect on the Company’s consolidated financial position, results of operations and financial statement disclosures.

In August 2009, the FASB issued updated guidance for the fair value measurement of liabilities. This guidance provides clarification on how to measure fair value in circumstances in when a quoted price in an active market for the identical liability is not available. This guidance also clarifies that restrictions preventing the transfer of a liability should not be considered as a separate input or adjustment in the measurement of fair value. The

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Company adopted this guidance effective with the annual reporting period ended December 31, 2009, and the adoption did not have a material impact on the Company’s consolidated financial position, results of operations, and financial statement disclosures.

In June 2009, the FASB issued authoritative guidance for the FASB’s Accounting Standards Codification TM as the source of authoritative U.S. GAAP. The Codification is not intended to change U.S. GAAP but is a new structure which organizes accounting pronouncements by accounting topic. This guidance is effective for financial statements issued for interim and annual periods ending after September 15, 2009. The Company’s adoption of this guidance effective with the interim reporting period ending September 30, 2009 impacted the way the Company references U.S. GAAP accounting standards in the financial statements.

In April 2009, the FASB revised the authoritative guidance for disclosures about fair value of financial instruments. This new guidance requires disclosures about fair value of financial instruments for interim reporting periods similar to those included in annual financial statements. This guidance is effective for interim reporting periods ending after June 15, 2009. The Company adopted this guidance effective with the interim period ending June 30, 2009.

In April 2009, the FASB revised the authoritative guidance for the recognition and presentation of other-than-temporary impairments. This new guidance amends the other-than-temporary impairment guidance for debt securities and expands the presentation and disclosure requirements of other-than-temporary impairments on debt and equity securities in the financial statements. This guidance also requires that the required annual disclosures for debt and equity securities be made for interim reporting periods. This guidance does not amend existing recognition and measurement guidance related to other-than-temporary impairments of equity securities. This guidance is effective for interim and annual reporting periods ending after June 15, 2009, with early adoption permitted for periods ending after March 15, 2009. The Company early adopted this guidance effective January 1, 2009, which resulted in a net after-tax increase to retained earnings and decrease to accumulated other comprehensive income (loss) of $19.6 million. The disclosures required by this new guidance are provided in Note 3. See “Investments and Investment-Related Liabilities” above for more information.

In April 2009, the FASB revised the authoritative guidance for fair value measurements and disclosures to provide guidance on (1) estimating the fair value of an asset or liability if there was a significant decrease in the volume and level of trading activity for these assets or liabilities, and (2) identifying transactions that are not orderly.  Further, this new guidance requires additional disclosures about fair value measurements in interim and annual periods. This guidance is effective for interim and annual reporting periods ending after June 15, 2009, and shall be applied prospectively. Early adoption is permitted for periods ending after March 15, 2009. The Company’s early adoption of this guidance effective January 1, 2009 did not have a material effect on the Company’s consolidated financial position or results of operations. The disclosures required by this revised guidance are provided in Note 10.

In October 2008, the FASB revised the authoritative guidance on determining the fair value of a financial asset when the market for that asset is not active.  This guidance clarifies the application of fair value measurements in a market that is not active and applies to financial assets within the scope of accounting pronouncements that require or permit fair value measurements. The guidance was effective upon issuance, including prior periods for which financial statements had not been issued.  The Company’s adoption of this guidance effective September 30, 2008 did not have a material effect on the Company’s consolidated financial position or results of operations.

In March 2008, the FASB issued authoritative guidance for derivative instruments and hedging activities which  amends and expands the disclosure requirements for derivative instruments and hedging activities by requiring companies to provide enhanced disclosures about (a) how and why an entity uses derivative instruments, (b) how derivative instruments and related hedged items are accounted for, and (c) how derivative instruments and related hedged items affect an entity’s financial position, financial performance, and cash flows. The Company’s adoption of this guidance effective January 1, 2009 did not have a material effect on the Company’s consolidated financial position or results of operations. The required disclosures are provided in Note 11.

In February 2008, the FASB revised the authoritative guidance for the accounting for transfers of financial assets and repurchase financing transactions. The new guidance provides recognition and derecognition guidance for a repurchase financing transaction, which is a repurchase agreement that relates to a previously transferred financial asset between the same counterparties that is entered into contemporaneously with or in contemplation of, the initial transfer. The guidance is effective for fiscal years beginning after November 15, 2008. The Company’s adoption of this guidance on a prospective basis effective January 1, 2009 did not have a material effect on the Company’s consolidated financial position or results of operations.

In February 2008, the FASB revised the authoritative guidance which delays the effective date of the authoritative guidance related to fair value measurements and disclosures for nonfinancial assets and nonfinancial liabilities, except for items that are recognized or disclosed at fair value in the financial statements on a recurring basis (at least annually), to fiscal years beginning after November 15, 2008, and interim periods within those fiscal years. The Company’s adoption of this guidance effective January 1, 2009 did not have a material effect on the Company’s consolidated financial position or results of operations.

In January 2008, the FASB issued authoritative guidance for application of the shortcut method to hedge accounting with respect to the conditions that must be met to apply the shortcut method for assessing hedge effectiveness. This new guidance was effective for hedging relationships designated on or after January 1, 2008. The Company’s adoption of this guidance effective January 1, 2008 did not have a material effect on the Company’s consolidated financial position or results of operations.

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

In February 2007, the FASB issued authoritative guidance on the fair value option for financial assets and financial liabilities. This guidance provides companies with an option to report selected financial assets and liabilities at fair value, with the associated changes in fair value reflected in the Consolidated Statements of Operations. The Company adopted this guidance effective January 1, 2008.

In September 2006, the FASB issued authoritative guidance on fair value measurements. This guidance defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. This guidance does not change which assets and liabilities are required to be recorded at fair value, but the application of this guidance could change practices in determining fair value.  The Company adopted this guidance effective January 1, 2008.  See Note 10 for more information on fair value measurements guidance.

Future Adoption of New Accounting Pronouncements

In October 2010, the FASB issued guidance to address diversity in practice regarding the interpretation of which costs relating to the acquisition of new or renewal insurance contracts qualify for deferral. Under the new guidance acquisition costs are to include only those costs that are directly related to the acquisition or renewal of insurance contracts by applying a model similar to the accounting for loan origination costs. An entity may defer incremental direct costs of contract acquisition that are incurred in transactions with independent third parties or employees as well as the portion of employee compensation costs related to underwriting, policy issuance and processing, medical inspection, and contract selling for successfully negotiated contracts. Additionally, an entity may capitalize as a deferred acquisition cost only those advertising costs meeting the capitalization criteria for direct-response advertising. This change is effective for fiscal years beginning after December 15, 2011 and interim periods within those years. Early adoption as of the beginning of a fiscal year is permitted. The guidance is to be applied prospectively upon the date of adoption, with retrospective application permitted, but not required. The Company will adopt this guidance effective January 1, 2012. The Company is currently assessing the impact of the guidance on the Company’s consolidated financial position, results of operations, and financial statement disclosures.

In April 2010, the FASB issued guidance clarifying that an insurance entity should not consider any separate account interests in an investment held for the benefit of policyholders to be the insurer’s interests, and should not combine those interests with its general account interest in the same investment when assessing the investment for consolidation, unless the separate account interests are held for a related party policyholder, whereby consolidation of such interests must be considered under applicable variable interest guidance. This guidance is effective for interim and annual periods beginning after December 15, 2010 and retrospectively to all prior periods upon the date of adoption, with early adoption permitted. The
Company’s adoption of this guidance effective January 1, 2011 is not expected to have a material effect on the Company’s consolidated financial position, results of operations, and financial statement disclosures.

3.  INVESTMENTS

Fixed Maturities and Equity Securities

The following tables provide information relating to fixed maturities and equity securities (excluding investments classified as trading) as of the dates indicated:

	December 31, 2010
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	Other-than-temporary impairments in AOCI (3)
	(in thousands)
Fixed maturities, available for sale
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$223,442	$4,563	$43	$227,962	$-
Obligations of U.S. states and their political subdivisions	25,126	66	1,063	24,129	-
Foreign government bonds	48,725	5,984	-	54,709	-
Corporate securities	4,090,968	292,696	13,467	4,370,197	(694)
Asset-backed securities(1)	417,339	22,316	30,077	409,578	(37,817)
Commercial mortgage-backed securities	546,056	34,711	247	580,520	-
Residential mortgage-backed securities (2)	350,173	25,228	193	375,208	(1,437)
Total fixed maturities, available for sale	$5,701,829	$385,564	$45,090	$6,042,303	$(39,948)

Equity securities, available for sale	$17,964	$3,352	$1,909	$19,407

(1) Includes credit tranched securities collateralized by sub-prime mortgages, auto loans, credit cards, education loans, and other asset types.
(2) Includes publicly traded agency pass-through securities and collateralized mortgage obligations.
(3) Represents the amount of other-than-temporary impairment losses in “Accumulated other comprehensive income (loss),” or “AOCI,” which were not included in earnings under new authoritative accounting guidance.  Amount excludes $15 million of net unrealized gains (losses) on impaired securities relating to changes in the value of such securities subsequent to the impairment measurement date.

3. INVESTMENTS (continued)
	December 31, 2009
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	Other-than-temporary impairments in AOCI (3)
	(in thousands)
Fixed maturities, available for sale
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$169,849	$2,270	$459	$171,660	$-
Obligations of U.S. states and their political subdivisions	16,924	-	922	16,002	-
Foreign government bonds	39,405	5,157	287	44,275	-
Corporate securities	$3,802,403	$181,748	$26,354	$3,957,797	$(2,635)
Asset-backed securities(1)	468,747	21,638	39,604	450,781	(45,134)
Commercial mortgage-backed securities	494,023	12,224	4,631	501,616	-
Residential mortgage-backed securities (2)	678,026	35,559	1,643	711,942	(1,826)
Total fixed maturities, available for sale	$5,669,377	$258,596	$73,900	$5,854,073	$(49,595)

Equity securities, available for sale	$27,332	$1,663	$1,353	$27,642

(1) Includes credit tranched securities collateralized by sub-prime mortgages, auto loans, credit cards, education loans, and other asset types.
(2) Includes publicly traded agency pass-through securities and collateralized mortgage obligations.
(3) Represents the amount of other-than-temporary impairment losses in “Accumulated other comprehensive income (loss),” or “AOCI,” which were not included in earnings under new authoritative accounting guidance.  Amount excludes $(24) million of net unrealized gains (losses) on impaired securities relating to changes in the value of such securities subsequent to the impairment measurement date.

The amortized cost and fair value of fixed maturities by contractual maturities at December 31, 2010, are as follows:

	Available for Sale
	Amortized Cost	Fair Value
	(in thousands)
Due in one year or less	$371,910	$ 375,268
Due after one year through five years	1,745,335	1,859,455
Due after five years through ten years	1,708,560	1,842,996
Due after ten years	562,456	599,278
Asset-backed securities	417,339	409,578
Commercial mortgage-backed securities	546,056	580,520
Residential mortgage-backed securities	350,173	375,208
Total	$5,701,829	$6,042,303

Actual maturities may differ from contractual maturities because issuers may have the right to call or prepay obligations. Asset-backed, commercial mortgage-backed, and residential mortgage-backed securities are shown separately in the table above, as they are not due at a single maturity date.

The following table depicts the sources of fixed maturity proceeds and related gross investment gains (losses), as well as losses on impairments of both fixed maturities and equity securities:

	2010	2009	2008
	(in thousands)
Fixed maturities, available for sale:

Proceeds from sales	$788,657	$572,902	$1,070,088
Proceeds from maturities/repayments	919,875	1,100,012	416,196
Gross investment gains from sales, prepayments and maturities	45,098	17,375	13,949
Gross investment losses from sales and maturities	(2,497)	(19,291)	(6,516)

Fixed maturity and equity security impairments:

Net writedowns for other-than-temporary impairment losses on fixed maturities recognized in earnings (1)	$(11,811)	$(31,896)	$(57,790)

Writedowns for other-than-temporary impairment losses on equity securities	$(147)	$(2,259)	$(22)

(1) Effective with the adoption of new authoritative guidance January 1, 2009, excludes the portion of other-than-temporary impairments recorded in “Other comprehensive income (loss),” representing any difference between the fair value of the impaired debt security and the net present value of its projected future cash flows at the time of impairment.

3.  INVESTMENTS (continued)

As discussed in Note 2, a portion of certain other-than-temporary impairment (“OTTI”) losses on fixed maturity securities are recognized in “Other comprehensive income (loss)” (“OCI”). The net amount recognized in earnings (“credit loss impairments”) represents the difference between the amortized cost of the security and the net present value of its projected future cash flows discounted at the effective interest rate implicit in the debt security prior to impairment. Any remaining difference between the fair value and amortized cost is recognized in OCI. The following table sets forth the amount of pre-tax credit loss impairments on fixed maturity securities held by the Company as of the dates indicated, for which a portion of the OTTI loss was recognized in OCI, and the corresponding changes in such amounts.

Credit losses recognized in earnings on fixed maturity securities held by the Company for which a portion of the OTTI loss was recognized in OCI	Year Ended December 31, 2010
(in thousands)
Balance, beginning of period, January 1, 2009	$ -
Credit losses remaining in retained earnings related to adoption of new authoritative guidance on January 1, 2009	21,827
Credit loss impairments previously recognized on securities which matured, paid down, prepaid or were sold during the period	(10,181)
Credit loss impairments previously recognized on securities impaired to fair value during the period (1)	-
Credit loss impairment recognized in the current period on securities not previously impaired	19,090
Additional credit loss impairments recognized in the current period on securities previously impaired	11,479
Increases due to the passage of time on previously recorded credit losses	1,589
Accretion of credit loss impairments previously recognized due to an increase in cash flows expected to be collected	(861)
Balance, December 31, 2009	$ 42,943

3. INVESTMENTS (continued) Balance, beginning of period, January 1, 2010	$ 42,943
Credit loss impairments previously recognized on securities which matured, paid down, prepaid or were sold during the period	(7,144)
Credit loss impairments previously recognized on securities impaired to fair value during the period (1)	(7,158)
Credit loss impairment recognized in the current period on securities not previously impaired	26
Additional credit loss impairments recognized in the current period on securities previously impaired	8,950
Increases due to the passage of time on previously recorded credit losses	2,222
Accretion of credit loss impairments previously recognized due to an increase in cash flows expected to be collected	(3,019)
Balance, December 31, 2010	$36,820

(1)
Represents circumstances where the Company determined in the current period that it intends to sell the security or it is more likely than not that it will be required to sell the security before recovery of the security’s amortized cost.

Trading Account Assets

The following table provides information relating to trading account assets at December 31:

	2010		2009
	Amortized Cost	Fair Value	Amortized Cost	Fair Value
	(in thousands)		(in thousands)
Fixed maturities:
Corporate securities	$-	$ -	$1,200	$1,182
Asset-backed securities………………………………………………….	16,074	17,525	18,903	20,647
Commercial mortgage-backed securities	4,950	5,180	4,924	5,108
Total fixed maturities	$21,024	$ 22,705	$25,027	$26,937
Total trading account assets	$21,024	$ 22,705	$25,027	$26,937

The net change in unrealized gains (losses) from trading account assets still held at period end, recorded within “Asset administration fees” were ($0.2) million and $3 million during year ended December 31, 2010 and  2009, respectively.

3.  INVESTMENTS (continued)

Commercial Mortgage Loans

The Company’s commercial mortgage loans are comprised as follows at December 31:
	2010		2009
	Amount (in thousands)	% of Total	Amount (in thousands)	% of Total
Commercial mortgage loans by property type
Industrial buildings	$ 226,174	17.4%	$ 200,168	18.6%
Retail stores	438,072	33.8%	336,699	31.3%
Apartments/Multi-family	203,749	15.7%	159,669	14.9%
Office buildings	208,699	16.1%	164,412	15.3%
Hospitality	57,409	4.4%	58,714	5.5%
Other	85,133	6.6%	85,729	8.0%

Total commercial mortgage loans	1,219,236	94.0%	1,005,391	93.6%
Agricultural properties	77,214	6.0%	68,697	6.4%
Total commercial mortgage and agricultural loans	1,296,450	100.0%	1,074,088	100.0%
Valuation allowance	(21,428)		(25,742)

Total net commercial mortgage and agricultural loans	1,275,022		1,048,346
Total other uncollaterized loans	-		-
Total commercial mortgage and other loans	$ 1,275,022		$ 1,048,346

The commercial loans are geographically dispersed throughout the United States with the largest concentrations in California (20%) and New Jersey (13%) at December 31, 2010.

Activity in the allowance for losses for all commercial loans, for the years ended December 31, is as follows:

	2010	2009	2008
	(in thousands)
Allowance for losses, beginning of year	$ 25,742	$ 8,173	$ 4,517
Increase/(Decrease) in allowance for losses	(4,314)	17,569	3,656
Allowance for losses, end of year	$ 21,428	$ 25,742	$ 8,173

The following table sets forth the allowance for credit losses and the recorded investment in commercial mortgage and other loans as of December 31, 2010:

		Commercial	Agricultural
		Mortgage	Property
		Loans	Loans	Total
	(in thousands)
Allowance for Credit Losses:
Ending Balance: individually evaluated
for impairment		$10,536	$-	$10,536
Ending Balance: collectively evaluated
for impairment		10,471	421	10,892
Total Ending Balance		$21,007	$421	$21,428

Recorded Investment:
Ending balance gross of reserves:
individually evaluated for impairment		$38,061	$-	$38,061
Ending balance gross of reserves:
collectively evaluated for impairment		1,181,175	77,214	1,258,389
Total Ending balance, gross of reserves		$1,219,236	$77,214	$1,296,450

3.  INVESTMENTS (continued)

Impaired loans include those loans for which it is probable that amounts due according to the contractual terms of the loan agreement will not all be collected. Impaired commercial mortgage and other loans identified in management’s specific review of probable loan losses and the related allowance for losses at December 31, 2010 are as follows:

Impaired Commercial Mortgage Loans
	Year Ended December 31, 2010

		Unpaid
	Recorded	Principal	Related
	Investment (1)	Balance	Allowance

	(in thousands)
With an allowance recorded:
Commercial mortgage loans:
Industrial	$-	$-	$-
Retail	12,555	12,555	2,079
Office	-	-	-
Apartments/Multi-Family	-	-	-
Hospitality	15,844	15,844	7,816
Other	9,662	9,662	641
Total commercial mortgage loans	$38,061	$38,061	$10,536

(1)	Recorded investment reflects the balance sheet carrying value gross of related allowance.

At December 31, 2010, the Company held no impaired agricultural loans.

Non-performing commercial mortgage and other loans with no allowance for losses are loans in which the fair value of the collateral or the net present value of the loans’ expected future cash flows equals or exceeds the recorded investment. The average recorded investment in non-performing loans before allowance for losses was $38 million and $24 million for 2010 and 2009, respectively. Net investment income recognized on these loans totaled $1 million and $2 million for the years ended December 31, 2010 and 2009, respectively. See Note 2 for information regarding the Company’s accounting policies for non-performing loans.

The following tables set forth the credit quality indicators as of December 31, 2010:

Commercial mortgage loans

	Debt Service Coverage Ratio
	Greater than 2.0X	1.8X to 2.0X	1.5X to <1.8X	1.2X to <1.5X	1.0X to <1.2X	Less than 1.0X	Grand Total

Loan-to-Value Ratio	(in thousands)
0%-49.99%	$113,353	$66,295	$94,130	$29,678	$5,957	$4,211	$313,624
50%-59.99%	48,665	19,063	34,349	-	8,900	-	110,977
60%-69.99%	97,374	92,211	34,119	104,588	32,743	-	361,035
70%-79.99%	5,000	14,462	21,558	132,812	95,433	2,365	271,630
80%-89.99%	-	-	-	62,323	8,909	17,972	89,204
90%-100%	-	-	-	-	11,216	21,846	33,062
Greater than 100%	-	-	-	3,847	14,198	21,659	39,704
Total Commercial Mortgage
Loans	$264,392	$192,031	$184,156	$332,248	$177,356	$68,053	$1,219,236

3. INVESTMENTS (continued)
Agricultural loans

	Debt Service Coverage Ratio
	Greater than 2.0X	1.8X to 2.0X	1.5X to <1.8X	1.2X to <1.5X	1.0X to <1.2X	Less than 1.0X	Grand Total

Loan-to-Value Ratio	(in thousands)
0%-49.99%	$13,368	$960	$20,192	$15,129	$12,731	$-	$62,380
50%-59.99%	-	5,105	-	-	-	-	5,105
60%-69.99%	9,729	-	-	-	-	-	9,729
70%-79.99%	-	-	-	-	-	-	-
80%-89.99%	-	-	-	-	-	-	-
90%-100%	-	-	-	-	-	-	-
Greater than 100%	-	-	-	-	-	-	-
Total Agricultural
Loans	$23,097	$6,065	$20,192	$15,129	$12,731	$-	$77,214
Commercial mortgage and agricultural loans

	Debt Service Coverage Ratio
	Greater than 2.0X	1.8X to 2.0X	1.5X to <1.8X	1.2X to <1.5X	1.0X to <1.2X	Less than 1.0X	Grand Total

Loan-to-Value Ratio	(in thousands)
0%-49.99%	$126,721	$67,255	$114,322	$44,807	$18,688	$4,211	$376,004
50%-59.99%	48,665	24,168	34,349	-	8,900	-	116,082
60%-69.99%	107,103	92,211	34,119	104,588	32,743	-	370,764
70%-79.99%	5,000	14,462	21,558	132,812	95,433	2,365	271,630
80%-89.99%	-	-	-	62,323	8,909	17,972	89,204
90%-100%	-	-	-	-	11,216	21,846	33,062
Greater than 100%	-	-	-	3,847	14,198	21,659	39,704
Total Commercial Mortgage and
Agricultural Loans	$287,489	$198,096	$204,348	$348,377	$190,087	$68,053	$1,296,450

3.  INVESTMENTS (continued)

The following table provides an aging of past due commercial mortgage and other loans as of December 31, 2010:

	As of December 31, 2010
								Total
					Greater	Greater		Commercial
					Than 90	Than 90		Mortgage
		30-59 Days	60-89 Days		Day -	Day - Not	Total Past	and other
	Current	Past Due	Past Due		Accruing	Accruing	Due	Loans

	(in thousands)
Commercial mortgage loans:
Industrial	$226,175	$-	$-		$-	$-	$-	$226,175
Retail	425,516	12,555	-		-	-	12,555	438,071
Office	208,699	-	-		-	-	-	208,699
Multi-Family/Apartment	203,748	-	-		-	-	-	203,748
Hospitality	57,410	-	-		-	-	-	57,410
Other	75,471	-	-		-	9,662	9,662	85,133
Total commercial mortgage loans	$1,197,019	$12,555	$-		$-	$9,662	$22,217	$1,219,236

Agricultural property loans	$77,214	$-	$		$	$-	$-	$77,214
Total	$1,274,233	$12,555	$-	-	$-	$9,662	$22,217	$1,296,450

See Note 2 for further discussion regarding nonaccrual status loans.

The following table sets forth commercial mortgage and other loans on nonaccrual status as of December 31:

2010

(in thousands)
Commercial mortgage loans:
Industrial	$-
Retail	12,555
Office	-
Multi-Family/Apartment	-
Hospitality	15,844
Other	9,662
Total commercial mortgage loans	$38,061

Other Long term Investments

“Other long-term investments” are comprised as follows at December 31:
	2010	2009
	(in thousands)
Company’s investment in Separate accounts	$ 29,827	$ 34,558
Joint ventures and limited partnerships	86,972	39,113
Derivatives (1)	15,195	-
Total other long- term investments	$ 131,994	$ 73,671

(1)	Derivative balance of ($20.5) million at December 31, 2009 was reclassed to Other Liabilities.

3.  INVESTMENTS (continued)

 Net Investment Income

        Net investment income for the years ended December 31, was from the following sources:
	2010	2009	2008
	(in thousands)
Fixed maturities, available for sale	$313,036	$306,535	$269,498
Equity securities, available for sale	1,005	1,966	2,230
Trading account assets	1,156	1,086	283
Commercial mortgage loans	71,541	60,575	49,786
Policy loans	55,599	53,934	53,073
Short-term investments and cash equivalents	918	2,407	10,142
Other long-term investments	11,552	(6,700)	(3,694)

Gross investment income	454,807	419,803	381,318
Less investment expenses	(16,563)	(13,763)	(17,567)

Net investment income	$438,244	$406,040	$363,751

Carrying value for non-income producing assets included in fixed maturities totaled $14.2 million and $15.5 million as of December 31, 2010 and December 31, 2009, respectively.  Non-income producing assets represent investments that have not produced income for the twelve months preceding December 31, 2010.

Realized Investment Gains (Losses), Net

Realized investment gains (losses), net, for the years ended December 31, were from the following sources:

	2010	2009	2008
	(in thousands)

Fixed maturities	$30,790	$(33,813)	$(50,358)
Equity securities	(166)	(837)	(22)
Commercial mortgage loans	1,379	(17,568)	(3,656)
Joint ventures and limited partnerships	-	(731)	-
Derivatives	78,577	(416,318)	260,027
Other	54	83	215

Realized investment gains/(losses), net	$110,634	$(469,184)	$206,206

Net Unrealized Investment Gains (Losses)

Net unrealized investment gains and losses on securities classified as “available for sale” and certain other long-term investments and other assets are included in the Consolidated Statements of Financial Position as a component of “Accumulated other comprehensive income (loss),” or “AOCI.” Changes in these amounts include reclassification adjustments to exclude from “Other comprehensive income (loss)” those items that are included as part of “Net income” for a period that had been part of “Other comprehensive income (loss)” in earlier periods. The amounts for the periods indicated below, split between amounts related to fixed maturity securities on which an OTTI loss has been recognized, and all other net unrealized investment gains and losses, are as follows:

3.  INVESTMENTS (continued)

Net Unrealized Investment Gains and Losses on Fixed Maturity Securities on which an OTTI loss has been recognized

	Net Unrealized Gains (Losses) On Investments	Deferred Policy Acquisition Costs and Other Costs	Policy Holder Account Balances	Deferred Income Tax (Liability) Benefit	Accumulated Other Comprehensive Income (Loss) Related To Net Unrealized Investment Gains (Losses)
	(in thousands)
Balance, December 31, 2008	$ -	-	$ -	$ -	$ -
Cumulative impact of the adoption of new authoritative guidance on January 1, 2009	(19,184)	1,446	-	6,208	(11,530)
Net investment gains (losses) on investments arising during the period	26,718	-	-	(9,431)	17,287
Reclassification adjustment for OTTI losses included in net income	9,704	-	-	(3,426)	6,278
Reclassification adjustment for OTTI losses excluded from net income (1)	(43,123)	-	-	15,222	(27,901)
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs	-	17,429	-	(6,152)	11,277
Impact of net unrealized investment (gains) losses on Policyholder account balance	-	-	(8,037)	2,837	(5,200)

Balance, December 31, 2009	$(25,885)	$18,875	$(8,037)	$5,258	$(9,789)
Net investment gains (losses) on investments arising during the period	(6,744)	-	-	2,359	(4,385)
Reclassification adjustment for OTTI losses included in net income	7,954	-	-	(2,784)	5,170
Reclassification adjustment for OTTI losses excluded from net income (1)	(29)	-	-	10	(19)
Impact of net unrealized investment (gains) losses on deferred policy acquisition and other costs	-	(2,620)	-	917	(1,703)
Impact of net unrealized investment (gains) losses on policyholders’ account balances	-	-	908	(317)	591

Balance, December 31, 2010	$(24,704)	$16,255	$(7,129)	$5,443	$(10,135)

(1)	Represents “transfers in” related to the portion of OTTI losses recognized during the period that were not recognized in earnings for securities with no prior OTTI loss.

All Other Net Unrealized Investment Gains and Losses in AOCI
	Net Unrealized Gains (Losses) On Investments(1)	Deferred Policy Acquisition Costs and Other Costs	Policy Holder Account Balances	Deferred Income Tax (Liability) Benefit	Accumulated Other Comprehensive Income (Loss) Related To Net Unrealized Investment Gains (Losses)
	(in thousands)
Balance, December 31, 2007	$43,960	$(25,019)	$10,358	$(12,063)	$17,236

Net investment gains (losses) on investments arising during the period	(325,480)	-	-	113,648	(211,832)
Reclassification adjustment for gains (losses) included in net income	(50,380)	-	-	17,633	(32,747)
Impact of net unrealized investment (gains) losses on deferred policy acquisition and other costs	-	264,616	-	(92,616)	172,000
Impact of net unrealized investment (gains) losses on policyholders’ account balances	-	-	(126,068)	44,124	(81,944)
Balance, December 31, 2008	$(331,900)	$239,597	$(115,710)	$70,726	$(137,287)

Cumulative impact of the adoption of new authoritative guidance on January 1, 2009	(12,856)	538	-	4,311	(8,007)
Net investment gains (losses) on investments arising during the period	513,845	-	-	(179,846)	333,999

Reclassification adjustment for (gains) losses included in net income	24,946	-	-	(8,731)	16,215
Reclassification adjustment for OTTI losses excluded from net income (2)	43,123	-	-	(15,093)	28,030
Impact of net unrealized investment (gains) losses on deferred policy acquisition and other costs	-	(407,199)	-	144,673	(262,526)
Impact of net unrealized investment (gains) losses on policyholders’ account balances	-	-	176,541	(61,788)	114,753
Balance, December 31, 2009	$237,158	$(167,064)	$60,831	$(45,748)	$85,177
Net investment gains (losses) on investments arising during the period	124,639	-	-	(43,622)	81,017
Reclassification adjustment for (gains) losses included in net income	38,578	-	-	(13,501)	25,077
Reclassification adjustment for OTTI losses excluded from net income (2)	29	-	-	(10)	19
Impact of net unrealized investment (gains) losses on deferred policy acquisition and other costs	-	(63,685)	-	22,291	(41,394)
Impact of net unrealized investment (gains) losses on policyholders’ account balances	-	-	32,198	(11,268)	20,930
Balance, December 31, 2010	$400,404	$(230,749)	$93,029	$(91,858)	$170,826

(1)	Includes cash flow hedges. See Note 11 for information on cash flow hedges.
(2)	Represents “transfers out” related to the portion of OTTI losses recognized during the period that were not recognized in earnings for securities with no prior OTTI loss.

The table below presents net unrealized gains (losses) on investments by asset class at December 31:

	2010	2009
	( in thousands)
Fixed maturity securities on which an OTTI loss has been recognized	$(24,704)	$(25,885)
Fixed maturity securities, available for sale – all other	365,178	210,581
Equity securities, available for sale	1,443	310
Derivatives designated as cash flow hedges(1)	808	(2,974)
Other investments	32,975	29,241

Net unrealized gain/(losses) on investments	$375,700	$211,273
        (1)   See Note 11 for more information on cash flow hedges.

Duration of Gross Unrealized Loss Positions for Fixed Maturities

The following table shows the fair value and gross unrealized losses aggregated by investment category and length of time that individual fixed maturity securities have been in a continuous unrealized loss position, as of the dates indicated:

	December 31, 2010
	Less than twelve months (1)		Twelve months or more		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
	(in thousands)
Fixed maturities, available for sale
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$9,075	$43	$-	$-	$9,075	$43
Obligations of U.S. states and their political subdivisions	20,662	1,063	-	-	20,662	1,063
Foreign government bonds	152	-	-	-	152	-
Corporate securities	330,322	9,606	51,283	3,860	381,605	13,466
Asset-backed securities	23,625	189	95,622	29,888	119,247	30,077
Commercial mortgage-backed securities	14,375	247	-	-	14,375	247
Residential mortgage-backed securities	3,406	57	5,934	137	9,340	194
Total	$401,617	$11,205	$152,839	$33,885	$554,456	$45,090

3.  INVESTMENTS (continued)

	December 31, 2009
	Less than twelve months		Twelve months or more (1)		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
	(in thousands)
Fixed maturities, available for sale
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$20,888	$459	$-	$-	$20,888	$459
Obligations of U.S. states and their political subdivisions	15,752	922	-	-	15,752	922
Foreign government bonds	6,719	272	85	15	6,804	287
Corporate securities	521,900	9,918	218,362	16,436	740,262	26,354
Asset-backed securities	32,045	7,055	113,323	32,549	145,368	39,604
Commercial mortgage-backed securities	120,153	1,639	76,082	2,992	196,235	4,631
Residential mortgage-backed securities	42,560	1,097	6,819	546	49,379	1,643
Total	$760,017	$21,362	$414,671	$52,538	$1,174,688	$73,900

(1)   The month count for aging of unrealized losses was reset back to historical unrealized loss month counts for securities impacted by the adoption of new authoritative guidance related to other-than-temporary impairments of debt securities on January 1, 2009.

The gross unrealized losses at December 31, 2010 and 2009 are composed of $23 million and $28 million related high or highest quality securities based on NAIC or equivalent rating and $22 million and $46 million, respectively related to other than high or highest quality securities based on NAIC or equivalent rating. At December 31, 2010, $27 million of the gross unrealized losses represented declines in value of greater than 20%, none of which had been in that position for less than six months, as compared to $39 million at December 31, 2009 that represented declines in value of greater than 20%, $4 million of which had been in that position for less than six months. At December 31, 2010 and December 31, 2009, the $34 million and $53 million respectively, of gross unrealized losses of twelve months or more were concentrated in asset backed securities, and in the utilities and transportation sectors of the Company’s corporate securities. In accordance with its policy described in Note 2, the Company concluded that an adjustment to earnings for other-than-temporary impairments for these securities was not warranted at December 31, 2010 or 2009. These conclusions are based on a detailed analysis of the underlying credit and cash flows on each security. The gross unrealized losses are primarily attributable to credit spread widening and increased liquidity discounts. At December 31, 2010, the Company does not intend to sell the securities and it is not more likely than not that the Company will be required to sell the securities before the anticipated recovery of its remaining amortized cost basis.

Duration of Gross Unrealized Loss Positions for Equity Securities

The following table shows the fair value and gross unrealized losses aggregated by length of time that individual equity securities have been in a continuous unrealized loss position, as of the following dates:
	December 31, 2010
	Less than twelve months		Twelve months or more		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
	(in thousands)
Equity Securities, available for sale	$6,606	$1,750	$1,536	$159	$8,142	$1,909

	December 31, 2009
	Less than twelve months		Twelve months or more		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
	(in thousands)
Equity Securities, available for sale	$6,728	$521	$5,839	$832	$12,567	$1,353

At December 31, 2010, $2 million of the gross unrealized losses represented declines of greater than 20%, all of which have been in that position for less than six months.  At December 31, 2009, $135 thousand of the gross unrealized losses represented declines of greater than 20%, all of which had been in that position for less than six months. Perpetual preferred securities have characteristics of both debt and equity securities. Since an impairment model similar to fixed maturity securities is applied to these securities, an other-than-temporary impairment has not been recognized on certain perpetual preferred securities that have been in a continuous unrealized loss position for twelve months or more as of December 31, 2010 and 2009. In accordance with its policy described in Note 2, the Company concluded that an adjustment for other-than-temporary impairments for these equity securities was not warranted at December 31, 2010 or 2009.

3.  INVESTMENTS (continued)

Securities Pledged and Special Deposits

The Company pledges as collateral investment securities it owns to unaffiliated parties through certain transactions, including securities lending, securities sold under agreements to repurchase and futures contracts. At December 31, the carrying value of investments pledged to third parties as reported in the Consolidated Statements of Financial Position included the following:
	2010	2009
	( in thousands)
Fixed maturity securities, available for sale – all other	76,981	199,852

Total securities pledged	$76,981	$199,852

As of December 31, 2010, the carrying amount of the associated liabilities supported by the pledged collateral was $80 million. Of this amount, $3 million was “Securities sold under agreements to repurchase” and $77 million was “Cash collateral for loaned securities. As of December 31, 2009, the carrying amount of the associated liabilities supported by the pledged collateral was $208 million. Of this amount, $12 million was “Securities sold under agreements to repurchase” and $196 million was “Cash collateral for loaned securities.”

Fixed maturities of $4 million at December 31, 2010 and December 31, 2009 were on deposit with governmental authorities or trustees as required by certain insurance laws.

4.  DEFERRED POLICY ACQUISITION COSTS

The balances of and changes in deferred policy acquisition costs as of and for the years ended December 31, are as follows:

	2010	2009	2008
		(in thousands)
Balance, beginning of year	$2,483,494	$2,602,085	$2,174,315
Capitalization of commissions, sales and issue expenses	1,059,823	545,418	471,771
Amortization	(93,125)	(294,286)	(308,617)
Change in unrealized investment gains/(losses)	(72,635)	(369,723)	264,616
Balance, end of year	3,377,557	$2,483,494	$2,602,085

Deferred acquisition costs include reductions in capitalization and amortization related to reinsurance expense allowances resulting from the coinsurance treaties with Prudential Arizona Reinsurance Captive Company, or “PARCC,” Prudential Arizona Reinsurance Term Company, or “PAR TERM” and Prudential Arizona Reinsurance III Company, or “PAR III”, as discussed in Note 13 to the Consolidated Financial Statements.

Ceded capitalization amounted to $220 million, $220 million and $126 million in 2010, 2009 and 2008, respectively. Ceded amortization amounted to $67 million, $53 million and $22 million in 2010, 2009 and 2008, respectively.

5.  POLICYHOLDERS’ LIABILITIES

Future Policy Benefits

Future policy benefits at December 31, are as follows:

	2010	2009
	(in thousands)
Life insurance – domestic	$ 2,690,544	$ 2,195,902
Life insurance – Taiwan	939,159	786,044
Individual and group annuities	57,313	54,241
Policy claims and other contract liabilities	(359,467)	109,333
Total future policy benefits	$ 3,327,549	$ 3,145,520

Life insurance liabilities include reserves for death benefits and other policy benefits.  Individual and Group annuity liabilities include reserves for annuities with life contingencies that are in payout status.

Future policy benefits for domestic and Taiwan individual non-participating traditional life insurance policies are generally equal to the aggregate of (1) the present value of future benefit payments and related expenses, less the present value of future net premiums, and (2) any premium deficiency reserves.  Assumptions as to mortality and persistency are based on the Company’s experience, and in certain instances, industry experience, when the basis of the reserve is established.  Interest rates range from 2.50% to 8.25% for setting domestic insurance reserves and 6.18% to 7.43% for setting Taiwan reserves.

5.  POLICYHOLDERS’ LIABILITIES (continued)

Future policy benefits for individual and group annuities and supplementary contracts are generally equal to the aggregate of (1) the present value of expected future payments, and (2) any premium deficiency reserves. Assumptions as to mortality are based on the Company’s experience, and in certain instances, industry experience, when the basis of the reserve is established.  The interest rates used in the determination of present values range from 1.32% to 14.75%, with approximately 15.44% of the reserves based on an interest rate in excess of 8.00%. The interest rate used in the determination of group annuities reserves is 14.75%.

Future policy benefits for other contract liabilities are generally equal to the present value of expected future payments based on the Company’s experience.  The interest rates used in the determination of the present values range from 0.77% to 6.21%.

Policyholders’ Account Balances

Policyholders’ account balances at December 31, are as follows:

	2010	2009
	(in thousands)

Interest-sensitive life contracts	$ 4,320,045	$ 3,954,459
Individual annuities	1,869,965	2,172,332
Guaranteed interest accounts	841,268	274,434
Other	477,891	393,496
Total policyholders’ account balances	$ 7,509,169	$ 6,794,721

Policyholders’ account balances represent an accumulation of account deposits plus credited interest less withdrawals, expenses and mortality charges, if applicable.  Interest crediting rates range from 3.00% to 5.00% for interest-sensitive contracts. Interest crediting rates for individual annuities may range from 1.00 % to 9.00 % with 0.00 % of policyholders’ account balances with interest crediting rates in excess of 8.00%. Interest crediting rates for guaranteed interest accounts range from 1.00 % to 6.00%.  Interest crediting rates range from 1.00 % to 8.00 % for other.

6.  REINSURANCE

The Company participates in reinsurance with its affiliates Prudential Insurance, Prudential of Taiwan, Prudential Arizona Reinsurance Captive Company, or “PARCC”, Universal Prudential Arizona Reinsurance Company, or “UPARC”, Pruco Reinsurance Ltd., or “Pruco Re”, Prudential Arizona Reinsurance III Company, or “PAR III”, and Prudential Arizona Reinsurance Term Company, or “PAR TERM”, in order to provide risk diversification, additional capacity for future growth and limit the maximum net loss potential. Life reinsurance is accomplished through various plans of reinsurance, primarily yearly renewable term and coinsurance. Reinsurance ceded arrangements do not discharge the Company as the primary insurer. Ceded balances would represent a liability of the Company in the event the reinsurers were unable to meet their obligations to the Company under the terms of the reinsurance agreements. The likelihood of a material reinsurance liability resulting from such an inability of the reinsurers to meet their obligation is considered to be remote.

The Company has entered into various reinsurance agreements with an affiliate, Pruco Re, to reinsure its living benefit features sold on certain of its annuities as part of its risk management and capital management strategies.  For additional details on these agreements, see Note 13.

Reinsurance premiums, commissions, expense reimbursements, benefits and reserves related to reinsured long-duration contracts are accounted for over the life of the underlying reinsured contracts using assumptions consistent with those used to account for the underlying contracts. Amounts recoverable from reinsurers, for long duration reinsurance arrangements, are estimated in a manner consistent with the claim liabilities and policy benefits associated with the reinsured policies. The affiliated reinsurance agreements are described further in Note 13 of the Consolidated Financial Statements.

Reinsurance amounts included in the Consolidated Statements of Operations and Comprehensive Income for the years December 31, are as follows:

	2010	2009	2008
	(in thousands)
Gross premiums and policy charges and fee income	$ 2,092,147	$ 1,896,683	$ 1,717,526
Reinsurance ceded	(1,436,704)	(1,171,957)	(954,583)
Net premiums and policy charges and fee income	$ 655,443	$ 724,726	$ 762,943

Policyholders’ benefits ceded	$ 678,782	$ 515,539	$ 496,280
Realized capital (losses)/gains net, associated with derivatives	$ (497,195)	$ (1,183,687)	$ 1,059,476

Reinsurance premiums ceded for interest-sensitive products are accounted for as a reduction of policy charges and fee income.
Reinsurance premiums ceded for term insurance products are accounted for as a reduction of premiums.

6.  REINSURANCE (continued)

In 2009, reinsurance ceded included a $17 million expense due to an underpayment to an affiliate in prior periods and in 2008 reinsurance ceded included a $49 million benefit due to an overpayment to an affiliate in prior periods.

Realized investment gains and losses include the reinsurance of certain of the Company’s embedded derivatives. Changes in the fair value of the embedded derivatives are recognized through “Realized investment gains”. The Company has entered into reinsurance agreements to transfer the risk related to certain living benefit options on variable annuities to Pruco Re.  The Company also sells certain universal life products that contain a no-lapse guarantee provision.  The Company excluding its subsidiaries, entered into an agreement with UPARC (See Note 13 to the Consolidated Financial Statements) to reinsure these guarantees.  These reinsurance agreements are derivatives and have been accounted for in the same manner as an embedded derivative.

Reinsurance recoverables included in the Company’s Consolidated Statements of Financial Position at December 31, were as follows:

	2010	2009
	(in thousands)
Domestic life insurance – affiliated	$ 1,780,911	$ 1,606,000
Domestic life insurance - unaffiliated	239	4,050
Taiwan life insurance-affiliated	946,011	786,045
	$ 2,727,161	$ 2,396,095

Substantially all reinsurance contracts are with affiliates as of December 31, 2010 and 2009.  These contracts are described further in Note 13 of the Consolidated Financial Statements.

The gross and net amounts of life insurance in- force as December 31st, were as follows:

	2010	2009	2008
		(in thousands)

Gross life insurance in force	$ 546,708,450	$ 517,012,733	$ 450,675,048
Reinsurance ceded	(492,314,245)	(465,245,943)	(405,820,776)
Net life insurance in force	$ 54,394,205	$ 51,766,790	$ 44,854,272

7.    CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS

The Company issues traditional variable annuity contracts through its separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contractholder. The Company also issues variable annuity contracts with general and separate account options where the Company contractually guarantees to the contractholder a return of no less than (1) total deposits made to the contract less any partial withdrawals (“return of net deposits”), (2) total deposits made to the contract less any partial withdrawals plus a minimum return (“minimum return”), or (3) the highest contract value on a specified date minus any withdrawals (“contract value”). These guarantees include benefits that are payable in the event of death, annuitization or at specified dates during the accumulation period and withdrawal and income benefits payable during specified periods.

The Company also issues annuity contracts with market value adjusted investment options (“MVAs”), which provide for a return of principal plus a fixed rate of return if held to maturity, or, alternatively, a “market adjusted value” if surrendered prior to maturity or if funds are allocated to other investment options. The market value adjustment may result in a gain or loss to the Company, depending on crediting rates or an indexed rate at surrender, as applicable.

In addition, the Company issues variable life, variable universal life and universal life contracts where the Company contractually guarantees to the contractholder a death benefit even when there is insufficient value to cover monthly mortality and expense charges, whereas otherwise the contract would typically lapse (“no lapse guarantee”). Variable life and variable universal life contracts are offered with general and separate account options similar to variable annuities.

The assets supporting the variable portion of both traditional variable annuities and certain variable contracts with guarantees are carried at fair value and reported as “Separate account assets” with an equivalent amount reported as “Separate account liabilities.” Amounts assessed against the contractholders for mortality, administration, and other services are included within revenue in “Policy charges and fee income” and changes in liabilities for minimum guarantees are generally included in “Policyholders’ benefits.” In 2010, 2009 and 2008 there were no gains or losses on transfers of assets from the general account to a separate account.

7.	CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS (continued)

For those guarantees of benefits that are payable in the event of death, the net amount at risk is generally defined as the current guaranteed minimum death benefit in excess of the current account balance at the balance sheet date. The Company’s primary risk exposures for these contracts relates to actual deviations from, or changes to, the assumptions used in the original pricing of these products, including equity market returns, contract lapses and contractholder mortality.

For guarantees of benefits that are payable at annuitization, the net amount at risk is generally defined as the present value of the minimum guaranteed annuity payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance. The Company’s primary risk exposures for these contracts relates to actual deviations from, or changes to, the assumptions used in the original pricing of these products, including equity market returns, timing of annuitization, contract lapses and contractholder mortality.

For guarantees of benefits that are payable at withdrawal, the net amount at risk is generally defined as the present value of the minimum guaranteed withdrawal payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance. For guarantees of accumulation balances, the net amount at risk is generally defined as the guaranteed minimum accumulation balance minus the current account balance. The Company’s primary risk exposures for these contracts relates to actual deviations from, or changes to, the assumptions used in the original pricing of these products, including equity market returns, interest rates, market volatility or contractholder behavior used in the original pricing of these products.

The Company’s contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed may not be mutually exclusive. The liabilities related to the net amount at risk are reflected within “Future policy benefits.” As of December 31, 2010 and 2009, the Company had the following guarantees associated with these contracts, by product and guarantee type:

	December 31, 2010		December 31, 2009
		At Annuitization / Accumulation (1)		At Annuitization / Accumulation (1)
	In the Event of Death		In the Event of Death
Variable Annuity Contracts	( in thousands)		( in thousands)

Return of Net Deposits
Account value	$23,853,223	N/A	$9,277,670	N/A
Net amount at risk	$112,961	N/A	$275,876	N/A
Average attained age of contractholders	60 years	N/A	61 years	N/A

Minimum return or contract value
Account value	$12,334,087	$29,079,105	$9,397,969	$12,015,386
Net amount at risk	$1,725,293	$847,993	$2,255,244	$773,487
Average attained age of contractholders	66 years	60 years	66 years	62 years
Average period remaining until earliest expected annuitization	N/A	1.24 years	N/A	2.21 years
(1) Includes income and withdrawal benefits as described herein
Market value adjusted annuities	Unadjusted Value	Adjusted Value	Unadjusted Value	Adjusted Value
Account value	$738,349	$744,269	$180,099	$187,867

	December 31, 2010	December 31, 2009
	In the Event of Death
Variable Life, Variable Universal Life and Universal Life Contracts	(in thousands)

No Lapse Guarantees
Separate account value	$2,391,911	$2,157,765
General account value	$1,789,570	$1,517,912
Net amount at risk	$51,499,882	$49,987,909
Average attained age of contractholders	51 years	50 years

7.  CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS (continued)

	December 31, 2010	December 31, 2009
	(in thousands)

Equity funds	$ 20,486,317	$ 10,489,477
Bond funds	11,185,349	3,743,443
Money market funds	2,035,929	2,221,208
Total	$ 33,707,595	$ 16,454,128

Account balances of variable annuity contracts with guarantees were invested in separate account investment options as follows:

In addition to the above mentioned amounts invested in separate account investment options, $2.480 billion and $2.222 billion of account balances of variable annuity contracts with guarantees, inclusive of contracts with MVA feature, were invested in general account investment options in 2010 and 2009, respectively.

Liabilities for Guaranteed Benefits

The table below summarizes the changes in general account liabilities for guarantees on variable contracts. The liabilities for guaranteed minimum death benefits (“GMDB”) and guaranteed minimum income benefits (“GMIB”) are included in “Future policy benefits” and the related changes in the liabilities are included in “Policyholders’ benefits.” Guaranteed minimum income and withdrawal benefits (“GMIWB”), guaranteed minimum withdrawal benefits (“GMWB”) and guaranteed minimum accumulation benefits (“GMAB”) features are considered to be bifurcated embedded derivatives and are recorded at fair value. Changes in the fair value of these derivatives, including changes in the Company’s own risk of non-performance, along with any fees attributed or payments made relating to the derivative, are recorded in “Realized investment gains (losses), net.” See Note 10 for additional information regarding the methodology used in determining the fair value of these embedded derivatives. The liabilities for GMAB, GMWB and GMIWB are included in “Future policy benefits.”

	GMDB		GMIB	GMIWB -GMAB	Total
	Variable Annuity	Variable Life, Variable Universal Life & Universal Life	Variable Annuity
	(in thousands)
Balance as of December 31, 2007	$ 35,671	$ 55,184	$ 8,905	$ 35,233	$ 134,993
Incurred guarantee benefits (1)	162,244	32,311	32,112	759,407	986,074
Paid guarantee benefits	(35,346)	(756)	-	-	(36,102)
Balance as of December 31, 2008	$162,569	$ 86,739	$ 41,017	$ 794,640	$1,084,965
Incurred guarantee benefits (1)	(13,709)	63,694	(14,478)	(812,179)	(776,672)
Paid guarantee benefits	(68,937)	(7,262)	-	-	(76,199)
Balance as of December 31, 2009	$ 79,923	$ 143,171	$ 26,539	$ (17,539)	$ 232,094
Incurred guarantee benefits (1)	5,522	18,496	361	(435,284)	(410,905)
Paid guarantee benefits	(36,616)	(560)	(182)	-	(37,358)
Balance as of December 31, 2010	$ 48,829	$ 161,107	$ 26,718	$ (452,823)	$(216,169)

 (1) Incurred guarantee benefits include the portion of assessments established as additions to reserves as well as changes in estimates affecting the reserves.  Also includes changes in the fair value of features considered to be embedded derivatives.

The GMDB liability is determined each period end by estimating the accumulated value of a portion of the total assessments to date less the accumulated value of the death benefits in excess of the account balance. The GMIB liability is determined each period by estimating the accumulated value of a portion of the total assessments to date less the accumulated value of the projected income benefits in excess of the account balance. The portion of assessments used is chosen such that, at issue (or, in the case of acquired contracts, at the acquisition date), the present value of expected death benefits or expected income benefits in excess of the projected account balance and the portion of the present value of total expected assessments over the lifetime of the contracts are equal. The Company regularly evaluates the estimates used and adjusts the GMDB and GMIB liability balances, with an associated charge or credit to earnings, if actual experience or other evidence suggests that earlier assumptions should be revised.

The GMAB features provide the contractholder with a guaranteed return of initial account value or an enhanced value if applicable. The most significant of the Company’s GMAB features are the guaranteed return option (“GRO”) features, which includes an asset transfer feature that reduces the Company’s exposure to these guarantees. The GMAB liability is calculated as the present value of future expected payments to customers less the present value of assessed rider fees attributable to the embedded derivative feature.

7.	CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS (continued)

The GMWB features provide the contractholder with a guaranteed remaining balance if the account value is reduced to zero through a combination of market declines and withdrawals. The guaranteed remaining balance is generally equal to the protected value under the contract, which is initially established as the greater of the account value or cumulative deposits when withdrawals commence, less cumulative withdrawals. The contractholder also has the option, after a specified time period, to reset the guaranteed remaining balance to the then-current account value, if greater. The GMWB liability is calculated as the present value of future expected payments to customers less the present value of assessed rider fees attributable to the embedded derivative feature.

The GMIWB features, taken collectively, provides a contractholder two optional methods to receive guaranteed minimum payments over time, a “withdrawal” option or an “income” option. The withdrawal option (which is available under only one of the Company's GMIWBs) guarantees that a contract holder can withdraw an amount each year until the cumulative withdrawals reach a total guaranteed balance. The income option (which varies among the Company's GMIWBs) in general guarantees the contract holder the ability to withdraw an amount each year for life (or for joint lives, in the case of any spousal version of the benefit) where such amount is equal to a percentage of a protected value under the benefit. The contractholder also has the potential to increase this annual amount, based on certain subsequent increases in account value that may occur.  Certain GMIWB features include an asset transfer feature that reduces the Company’s exposure to these guarantees. The GMIWB liability is calculated as the present value of future expected payments to customers less the present value of assessed rider fees attributable to the embedded derivative feature.

As part of its risk management strategy, the Company limits its exposure to these risks through a combination of product design elements, such as an asset transfer feature, and affiliated reinsurance agreements.  The asset transfer feature included in the design of certain optional living benefits transfers assets between the variable investments selected by the annuity contractholder and, depending on the benefit feature, a fixed rate account in the general account or a bond portfolio within the separate account. The transfers are based on the static mathematical formula, used with the particular optional benefit, which considers a number of factors, including the impact of investment performance of the contractholder total account value. In general, negative investment performance may result in transfers to a fixed-rate account in the general account or a bond portfolio within the separate account, and positive investment performance may result in transfers back to contractholder-selected investments. Other product design elements utilized for certain products to manage these risks include asset allocation restrictions and minimum purchase age requirements.   For risk management purposes the Company segregates the variable annuity living benefit features into those that include the asset transfer feature including certain GMIWB riders and certain GMAB riders that feature the GRO policyholder benefits; and those that do not include the asset transfer feature, including certain legacy GMIWB, GMWB, GMAB and GMIB riders. Living benefit riders that include the asset transfer feature also include GMDB riders, and as such the GMDB risk in these riders also benefits from the asset transfer feature

Sales Inducements

These inducements include: (1) a bonus whereby the policyholder’s initial account balance is increased by an amount equal to a specified percentage of the customer’s initial deposit and (2) additional credits after a certain number of years a contract is held.   Changes in deferred sales inducements, reported as “Interest credited to policyholders’ account balances”, are as follows:

The Company defers sales inducements and amortizes them over the life of the policy using the same methodology and assumptions used to amortize deferred policy acquisition costs. These deferred sales inducements are included in “Other Assets” in the Company’s Statements of Financial Position. The Company offers various types of sales inducements. These inducements include: (1) a bonus whereby the policyholder’s initial account balance is increased by an amount equal to a specified percentage of the customer’s initial deposit and (2) additional credits after a certain number of years a contract is held.   Changes in deferred sales inducements, reported as “Interest credited to policyholders’ account balances,” are as follows:

	2010	2009	2008
		((in thousands)
Balance, beginning of year	$ 296,341	$ 269,310	$ 215,057
Capitalization	246,006	94,526	71,899
Amortization	(10,734)	(47,565)	(17,646)
Change in unrealized investment gains and (losses)	6,330	(19,930)	-
Balance, end of year	$ 537,943	$ 296,341	$ 269,310

8.	STATUTORY NET INCOME AND SURPLUS AND DIVIDEND RESTRICTIONS

The Company is required to prepare statutory financial statements in accordance with accounting practices prescribed or permitted by the Arizona Department of Insurance. Statutory accounting practices primarily differ from GAAP by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions and valuing investments, deferred taxes, and certain assets on a different basis.

Statutory net income (loss) for the Company amounted to $277 million, $167 million, and ($566) million for the years ended December 31, 2010, 2009, and 2008, respectively.  Statutory surplus of the Company amounted to $1,218 million and $909 million at December 31, 2010 and 2009, respectively.

8.  STATUTORY NET INCOME AND SURPLUS AND DIVIDEND RESTRICTIONS

The Company prepares its statutory financial statements in accordance with accounting practices prescribed or permitted by the Arizona Department of Insurance. Prescribed statutory accounting practices include publications of the NAIC, state laws, regulations, and general administrative rules.  Permitted statutory accounting practices encompass all accounting practices not so prescribed.

The Company is subject to Arizona law, which limits the amount of dividends that insurance companies can pay to stockholders without approval of the Arizona Department of Insurance.  The maximum dividend, which may be paid in any twelve-month period without notification or approval, is limited to the lesser of 10% of statutory surplus as of December 31 of the preceding year or the net gain from operations of the preceding calendar year.  Cash dividends may only be paid out of surplus derived from realized net profits. Based on these limitations, there is $122 million capacity to pay a dividend in 2011 without prior approval.  In 2008 and 2009, there were neither dividends nor any returns of capital paid by the Company to the parent company.   The Company paid a dividend of $100 million in 2010, of which $90 million was considered an ordinary dividend and $10 million was considered an extraordinary dividend.

9.  INCOME TAXES

The components of income tax expense (benefit) for the years ended December 31, were as follows:

	2010	2009	2008
	(in thousands)
Current tax expense (benefit):
U.S.	$ 157,318	$ 93,658	$ (126,180)
Total	157,318	93,658	(126,180)

Deferred tax expense (benefit):
U.S.	14,495	(229,618)	191,184
Total	14,495	(229,618)	191,184

Total income tax expense (benefit) on income from operations	$ 171,813	$ (135,960)	$ 65,004
Other comprehensive (loss) income	45,855	111,335	(83,046)
Cumulative effect of changes in accounting policy	-	10,637	-
Total income tax expense (benefit) on continuing operations	$ 217,668	$ (13,988)	$ (18,042)

The Company’s income (loss) from continuing operations before income taxes includes income (loss) from domestic operations of $641.9 million, ($201.8) million and $314.3 million, and no income from foreign operations for the years ended December 31, 2010, 2009 and 2008, respectively.
The Company’s actual income tax expense for the years ended December 31, differs from the expected amount computed by applying the statutory federal income tax rate of 35% to income from continuing operations before income taxes and cumulative effect of accounting change for the following reasons:
	2010	2009	2008
	(in thousands)

Expected federal income tax expense (benefit)	$ 224,658	$ (70,612)	$ 110,015
Non-taxable investment income	(46,577)	(35,900)	(43,914)
Tax credits	(3,469)	(2,270)	(4,974)
Expiration of statute of limitations and related interest	-	(33,812)	-
Other	(2,799)	6,634	3,877
Total income tax expense (benefit) on continuing operations	$ 171,813	$ (135,960)	$ 65,004

9.  INCOME TAXES    (continued)

Deferred tax assets and liabilities at December 31, resulted from the items listed in the following table:

	2010	2009
(in thousands)
Deferred tax assets
Insurance reserves	$ 507,852	$ 202,477
Investments	45,654	65,527
Other	1,821	-
Deferred tax assets	$ 555,327	$ 268,004

Deferred tax liabilities
Deferred acquisition costs	$ 920,187	$ 634,229
Net unrealized gains on securities	131,136	74,916
Other	-	11,672
Deferred tax liabilities	1,051,323	720,817

Net deferred tax asset (liability)	$ (495,996)	$ (452,813)

The application of U.S. GAAP requires the Company to evaluate the recoverability of deferred tax assets and establish a valuation allowance if necessary to reduce the deferred tax asset to an amount that is more likely than not expected to be realized. Considerable judgment is required in determining whether a valuation allowance is necessary, and if so, the amount of such valuation allowance. In evaluating the need for a valuation allowance the Company considers many factors, including: (1) the nature of the deferred tax assets and liabilities; (2) whether they are ordinary or capital; (3) in which tax jurisdictions they were generated and the timing of their reversal; (4) taxable income in prior carryback years as well as projected taxable earnings exclusive of reversing temporary differences and carryforwards; (5) the length of time that carryovers can be utilized in the various taxing jurisdictions; (6) any unique tax rules that would impact the utilization of the deferred tax assets; and (7) any tax planning strategies that the Company would employ to avoid a tax benefit from expiring unused. Although realization is not assured, management believes it is more likely than not that the deferred tax assets, net of valuation allowances, will be realized. The company had no valuation allowance as of December 31, 2010, 2009 and 2008.

Management believes that based on its historical pattern of taxable income, the Company will produce sufficient income in the future to realize its deferred tax assets. Adjustments to the valuation allowance will be made if there is a change in management’s assessment of the amount of deferred tax asset that is realizable.

The Company’s unrecognized tax benefits as of December 31, 2008, 2009 and 2010 are as follows:

	Unrecognized tax benefits prior to 2002		Unrecognized tax benefits 2002 and forward	Total unrecognized tax benefits all years
	(in thousands)
Amounts as of December 31, 2007	$45,118		$5,782	$50,900
Increases in unrecognized tax benefits taken in prior period	—		297	297
(Decreases) in unrecognized tax benefits taken in prior period	—		—	—
Amounts as of December 31, 2008	$45,118		$6,079	$51,197
Increases in unrecognized tax benefits taken in prior period	—		—	—
(Decreases) in unrecognized tax benefits taken in prior period	—		(826)	(826)
Settlements with parent	(17,197)		—	(17,197)
Settlements with taxing authorities	—		—	—
(Decreases) in unrecognized tax benefits as a result of lapse of the applicable statute of limitations	(26,431)		—	(26,431)
Amounts as of December 31, 2009	$1,490		$5,253	$6,743
Increases in unrecognized tax benefits taken in prior period	-		-	-
(Decreases) in unrecognized tax benefits taken in prior period		-	(5,123)	(5,123)
Amounts as of December 31, 2010	$1,490		$130	$1,620

Unrecognized tax benefits that, if recognized, would favorably impact the effective rate as of December 31, 2008	$45,118		$—	$45,118
Unrecognized tax benefits that, if recognized, would favorably impact the effective rate as of December 31, 2009	$1,490		$—	$1,490
Unrecognized tax benefits that, if recognized, would favorably impact the effective rate as of December 31, 2010	$1,490		—	$1,490

9.  INCOME TAXES    (continued)

The Company classifies all interest and penalties related to tax uncertainties as income tax expense (benefit). The amounts recognized in the consolidated financial statements for tax-related interest and penalties for the years ended December 31, are as follows:

	2010	2009	2008

	(in thousands)
Interest and penalties recognized in the consolidated statements of operations	$(1,100)	$(4,900)	$1,200
Interest and penalties recognized in liabilities in the consolidated statements of
financial position	$0	$1,100	$6,000

During 2009, in accordance with the terms of tax sharing agreement with its parent, Prudential Financial, the Company settled $17 million of its contingent tax liability with PFI and was relieved of any future obligation related thereto. The liability is primarily related to tax years prior to 2002. The settlement of this liability was recorded as an increase to additional paid-in-capital.

The Company's liability for income taxes includes the liability for unrecognized tax benefits, interest and penalties which relate to tax years still subject to review by the Internal Revenue Service (“IRS”) or other taxing authorities. Audit periods remain open for review until the statute of limitations has passed. Generally, for tax years which produce net operating losses, capital losses or tax credit carryforwards (“tax attributes”), the statute of limitations does not close, to the extent of these tax attributes, until the expiration of the statute of limitations for the tax year in which they are fully utilized. The completion of review or the expiration of the statute of limitations for a given audit period could result in an adjustment to the liability for income taxes. The statute of limitations for the 2002 tax year expired on April 30, 2009. The statute of limitations for the 2003 tax year expired on July 31, 2009. The statute of limitations for the 2004 through 2007 tax years will expire in February 2012, unless extended. Tax years 2008 and 2009 are still open for IRS examination. The Company does not anticipate any significant changes within the next 12 months to its total unrecognized tax benefits related to tax years for which the statute of limitations has not expired.

As discussed above, the completion of review or the expiration of the statute of limitations for a given audit period could result in an adjustment to the liability for income taxes. As such, 2009 benefited from a reduction to the liability for unrecognized tax benefits and related interest of $34 million, primarily related to tax years prior to 2002 as a result of the expiration of the statute of limitations for the 2002 and 2003 tax years.

The dividends received deduction (“DRD”) reduces the amount of dividend income subject to U.S. tax and is the primary component of the non-taxable investment income shown in the table above, and, as such, is a significant component of the difference between the Company’s effective tax rate and the federal statutory tax rate of 35%. The DRD for the current period was estimated using information from 2009, current year results, and was adjusted to take into account the current year’s equity market performance. The actual current year DRD can vary from the estimate based on factors such as, but not limited to, changes in the amount of dividends received that are eligible for the DRD, changes in the amount of distributions received from mutual fund investments, changes in the account balances of variable life and annuity contracts, and the Company’s taxable income before the DRD.

In August 2007, the IRS released Revenue Ruling 2007-54, which included, among other items, guidance on the methodology to be followed in calculating the DRD related to variable life insurance and annuity contracts. In September 2007, the IRS released Revenue Ruling 2007-61. Revenue Ruling 2007-61 suspended Revenue Ruling 2007-54 and informed taxpayers that the U.S. Treasury Department and the IRS intend to address through new regulations the issues considered in Revenue Ruling 2007-54, including the methodology to be followed in determining the DRD related to variable life insurance and annuity contracts. On February 14, 2011, the Obama Administration released the “General Explanations of the Administration’s Revenue Proposals.” Although the Administration has not released proposed statutory language, one proposal would change the method used to determine the amount of the DRD. A change in the DRD, including the possible retroactive or prospective elimination of this deduction through regulation or legislation, could increase actual tax expense and reduce the Company’s consolidated net income. These activities had no impact on the Company’s 2008, 2009 or 2010 results.

In December 2006, the IRS completed all fieldwork with respect to its examination of the consolidated federal income tax returns for tax years 2002 and 2003. The final report was initially submitted to the Joint Committee on Taxation for their review in April 2007. The final report was resubmitted in March 2008 and again in April 2008. The Joint Committee returned the report to the IRS for additional review of an industry issue regarding the methodology for calculating the DRD related to variable life insurance and annuity contracts. The IRS completed its review of the issue and proposed an adjustment with respect to the calculation of the DRD. In order to expedite receipt of an income tax refund related to the 2002 and 2003 tax years, the Company agreed to such adjustment. The report, with the adjustment to the DRD, was submitted to the Joint Committee on Taxation in October 2008. The Company was advised on January 2, 2009 that the Joint Committee completed its consideration of the report and took no exception to the conclusions reached by the IRS. Accordingly, the final report was processed and a $157 million refund was received in February 2009. The Company believed that its return position with respect to the calculation of the DRD was technically correct. Therefore, the Company filed protective refund claims on October 1, 2009 to recover the taxes associated with the agreed upon adjustment. The IRS recently issued an Industry Director Directive (“IDD”) stating that the methodology for calculating the DRD set forth in Revenue Ruling 2007-54 should not be followed. The IDD also confirmed that the IRS guidance issued before Revenue Ruling 2007-54, which guidance the Company relied upon in calculating its DRD, should be used to determine the DRD. The Company is working with its IRS audit team to bring the DRD issue to a close in accordance with the IDD. These activities had no impact on the Company’s 2008, 2009 or 2010 results.

9.  INCOME TAXES    (continued)

In January 2007, the IRS began an examination of tax years 2004 through 2006. For tax years 2007 through 2010, the Company is participating in the IRS’s Compliance Assurance Program (“CAP”). Under CAP, the IRS assigns an examination team to review completed transactions contemporaneously during these tax years in order to reach agreement with the Company on how they should be reported in the tax returns. If disagreements arise, accelerated resolutions programs are available to resolve the disagreements in a timely manner before the tax returns are filed. It is management’s expectation this program will shorten the time period between the filing of the Company’s federal income tax returns and the IRS’s completion of its examination of the returns.

10.  FAIR VALUE OF ASSETS AND LIABILITIES

Fair Value Measurement – Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The authoritative guidance around fair value established a framework for measuring fair value that includes a hierarchy used to classify the inputs used in measuring fair value. The hierarchy prioritizes the inputs to valuation techniques into three levels. The level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement. The levels of the fair value hierarchy are as follows:

Level 1 - Fair value is based on unadjusted quoted prices in active markets that are accessible to the Company for identical assets or liabilities. These generally provide the most reliable evidence and are used to measure fair value whenever available. Active markets are defined as having the following characteristics for the measured asset/liability:  (i) many transactions, (ii) current prices, (iii) price quotes not varying substantially among market makers, (iv) narrow bid/ask spreads and (v) most information publicly available. The Company’s Level 1 assets and liabilities primarily include certain cash equivalents and short term investments, equity securities and derivative contracts that are traded in an active exchange market. Prices are obtained from readily available sources for market transactions involving identical assets or liabilities.

Level 2 - Fair value is based on significant inputs, other than Level 1 inputs, that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the asset or liability through corroboration with observable market data. Level 2 inputs include quoted market prices in active markets for similar assets and liabilities, quoted market prices in markets that are not active for identical or similar assets or liabilities, and other market observable inputs. The Company’s Level 2 assets and liabilities include:  fixed maturities (corporate public and private bonds, most government securities, certain asset-backed and mortgage-backed securities, etc.), certain equity securities (mutual funds, which do not actively trade and are priced based on a net asset value) and commercial mortgage loans, short-term investments and certain cash equivalents (primarily commercial paper), and certain over-the-counter derivatives. Valuations are generally obtained from third party pricing services for identical or comparable assets or liabilities or through the use of valuation methodologies using observable market inputs. Prices from services are validated through comparison to trade data and internal estimates of current fair value, generally developed using market observable inputs and economic indicators.

Level 3 - Fair value is based on at least one or more significant unobservable inputs for the asset or liability. These inputs reflect the Company’s assumptions about the inputs market participants would use in pricing the asset or liability. The Company’s Level 3 assets and liabilities primarily include:  certain private fixed maturities and equity securities, certain manually priced public equity securities and fixed maturities, certain highly structured over-the-counter derivative contracts, certain commercial mortgage loans, certain consolidated real estate funds for which the Company is the general partner, and embedded derivatives resulting from certain products with guaranteed benefits.  Prices are determined using valuation methodologies such as option pricing models, discounted cash flow models and other similar techniques. Non-binding broker quotes, which are utilized when pricing service information is not available, are reviewed for reasonableness based on the Company’s understanding of the market, and are generally considered Level 3. Under certain conditions, based on its observations of transactions in active markets, the Company may conclude the prices received from independent third party pricing services or brokers are not reasonable or reflective of market activity. In those instances, the Company may choose to over-ride the third-party pricing information or quotes received and apply internally developed values to the related assets or liabilities. To the extent the internally developed valuations use significant unobservable inputs, they are classified as Level 3. As of December 31, 2010 and 2009 these over-rides on a net basis were not material.

Inactive Markets - During 2009 and continuing through the first quarter of 2010, the Company observed that the volume and level of activity in the market for asset-backed securities collateralized by sub-prime mortgages remained at historically low levels. This stood in particular contrast to the markets for other structured products with similar cash flow and credit profiles. The Company also observed significant implied relative liquidity risk premiums, yields, and weighting of “worst case” cash flows for asset-backed securities collateralized by sub-prime mortgages in comparison with its own estimates for such securities.  In contrast, the liquidity of other spread-based asset classes, such as corporate bonds, high yield and consumer asset-backed securities, such as those collateralized by credit cards or autos, which were previously more correlated with sub-prime securities, improved beginning in the second quarter of 2009. Based on this information, the Company concluded as of June 30, 2009, and continuing through March 31, 2010, that the market for asset-backed securities collateralized by sub-prime mortgages was inactive and also determined the pricing quotes it received were based on limited market transactions, calling into question their representation of observable fair value. As a result, the Company considered both third-party pricing information and an internally developed price based on a discounted cash flow model in determining the fair value of certain of these securities as of June 30, 2009 through March 31, 2010. Based on the unobservable inputs used in the discounted cash flow model and the limited observable market activity, the Company classified these securities within Level 3 as of June 30, 2009 through March 31, 2010.

10.  FAIR VALUE OF ASSETS AND LIABILITIES (continued)

Beginning in the second quarter of 2010, the Company observed an increasingly active market, as evidence of orderly transactions in asset-backed securities collateralized by sub-prime mortgages became more apparent. Additionally, the valuation based on the pricing the Company received from independent pricing services was not materially different from its internal estimates of current market value for these securities.  As a result, where third party pricing information based on observable inputs was used to fair value the security, and based on the assessment that the market has been becoming increasingly active, the Company reported fair values for these asset-backed securities collateralized by sub-prime mortgages in Level 2 since June 30, 2010. As of December 31, 2010, the fair value of these securities included in Level 2 were $69.7 million included in Fixed Maturities Available for Sale – Asset-Backed Securities.

Assets and Liabilities by Hierarchy Level - The tables below present the balances of assets and liabilities measured at fair value on a recurring basis, as of the dates indicated.

	As of December 31, 2010
	Level 1	Level 2	Level 3	Total

	(in thousands)
Fixed maturities, available for sale:
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$-	$ 227,962	$ -	$ 227,962
Obligations of U.S. states and their political subdivisions	-	24,129	-	24,129
Foreign government bonds	-	54,709	-	54,709
Corporate securities	-	4,321,147	49,050	4,370,197
Asset-backed securities	-	349,808	59,770	409,578
Commercial mortgage-backed securities	-	580,520	-	580,520
Residential mortgage-backed securities	-	375,208	-	375,208
Sub-total	-	5,933,483	108,820	6,042,303

Trading account assets:
Asset-backed securities	-	17,525	-	17,525
Commercial mortgage-backed securities	-	5,180	-	5,180
Sub-total	-	22,705	-	22,705

Equity securities, available for sale	8,920	8,695	1,792	19,407
Short-term investments	50,989	195,915	-	246,904
Cash equivalents	42,040	237,871	-	279,911
Other long-term investments	-	15,195	-	15,195
Other assets	-	48,071	(222,491)	(174,420)
Sub-total excluding separate account assets	101,949	6,461,935	(111,879)	6,452,005

Separate account assets (1)	1,654,810	41,415,830	198,451	43,269,091

Total assets	$1,756,759	$ 47,877,765	$ 86,572	$ 49,721,096

Future policy benefits	-	-	(452,822)	(452,822)

Total liabilities	$-	$ -	$ (452,822)	$ (452,822)

10.  FAIR VALUE OF ASSETS AND LIABILITIES (continued)

	As of December 31, 2009 (2)
	Level 1	Level 2	Level 3	Total

	(in thousands)
Fixed maturities, available for sale:
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$-	$171,660	$-	$171,660
Obligations of U.S. states and their political subdivisions	-	16,002	-	16,002
Foreign government bonds	-	43,193	1,082	44,275
Corporate securities	-	3,925,335	32,462	3,957,797
Asset-backed securities	-	315,315	135,466	450,781
Commercial mortgage-backed securities	-	501,616	-	501,616
Residential mortgage-backed securities	-	711,942	-	711,942
Sub-total	-	5,685,063	169,010	5,854,073

Trading account assets:
Corporate securities	-	-	1,182	1,182
Asset-backed securities	-	20,647	-	20,647
Commercial mortgage-backed securities	-	5,108	-	5,108
Sub-total	-	25,755	1,182	26,937

Equity securities, available for sale	6,929	16,880	3,833	27,642
Short-term investments	20,083	152,830	-	172,913
Cash equivalents	-	139,589	-	139,589
Other assets	-	49,552	159,618	209,170
Sub-total excluding separate account assets	27,012	6,069,669	333,643	6,430,324

Separate account assets (1)	623,948	24,386,654	152,675	25,163,277

Total assets	$650,960	$30,456,323	$486,318	$31,593,601

Future policy benefits	-	-	(17,539)	(17,539)

Other liabilities	264	(19,736)	(960)	(20,432)

Total liabilities	$264	$(19,736)	$(18,499)	$(37,971)

(1)
Separate account assets represent segregated funds that are invested for certain customers. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Separate account assets classified as Level 3 consist primarily of real estate and real estate investment funds. Separate account liabilities are not included in the above table as they are reported at contract value and not fair value in the Company’s Consolidated Statement of Financial Position.

(2)	Includes reclassifications to conform to current period presentation.

The methods and assumptions the Company uses to estimate fair value of assets and liabilities measured at fair value on a recurring basis are summarized below.  Information regarding Separate Account Assets is excluded as the risk of assets for these categories is primarily borne by our customers and policyholders.

Fixed Maturity Securities - The fair values of the Company’s public fixed maturity securities are generally based on prices obtained from independent pricing services. Prices from pricing services are sourced from multiple vendors, and a vendor hierarchy is maintained by asset type based on historical pricing experience and vendor expertise. The Company generally receives prices from multiple pricing services for each security, but ultimately uses the price from the pricing service highest in the vendor hierarchy based on the respective asset type. To validate reasonability, prices are reviewed by internal asset managers through comparison with directly observed recent market trades and internal estimates of current fair value, developed using market observable inputs and economic indicators. Consistent with the fair value hierarchy described above, securities with validated quotes from pricing services are generally reflected within Level 2, as they are primarily based on observable pricing for similar assets and/or other market observable inputs. If the pricing information received from third party pricing services is not reflective of market activity or other inputs observable in the market, the Company may challenge the price through a formal process with the pricing service.  If the pricing service updates the price to be more consistent in comparison to the presented market observations, the security remains within Level 2.

If the Company ultimately concludes that pricing information received from the independent pricing service is not reflective of market activity, non-binding broker quotes are used, if available. If the Company concludes the values from both pricing services and brokers are not reflective of market activity, it may over-ride the information from the pricing service or broker with an internally developed valuation. As of December 31, 2010 and 2009 over-rides on a net basis were not material. Internally developed valuations or non-binding broker quotes are also used to determine fair value in circumstances where vendor pricing is not available. These estimates may use significant unobservable inputs, which reflect our own assumptions about the inputs market participants would use in pricing the asset. Circumstances where observable market data are not available may include events

10.  FAIR VALUE OF ASSETS AND LIABILITIES (continued)

such as market illiquidity and credit events related to the security. Pricing service over-rides, internally developed valuations and non-binding broker quotes are generally included in Level 3 in our fair value hierarchy.

The fair value of private fixed maturities, which are primarily comprised of investments in private placement securities, originated by internal private asset managers, are primarily determined using a discounted cash flow model. In certain cases these models primarily use observable inputs with a discount rate based upon the average of spread surveys collected from private market intermediaries who are active in both primary and secondary transactions, taking into account, among other factors, the credit quality and industry sector of the issuer and the reduced liquidity associated with private placements. Generally, these securities have been reflected within Level 2. For certain private fixed maturities, the discounted cash flow model may also incorporate significant unobservable inputs, which reflect the Company’s own assumptions about the inputs market participants would use in pricing the asset.  To the extent management determines such inputs are not significant to the price of a security, a Level 2 classification is made. Otherwise, a Level 3 classification is used.

Private fixed maturities also include debt investments in funds that, in addition to a stated coupon, pay a return based upon the results of the underlying portfolios. The fair values of these securities are determined by reference to the funds’ net asset value (NAV). Since the NAV at which the funds trade can be observed by redemption and subscription transactions between third parties, the fair values of these investments have been reflected within Level 2 in the fair value hierarchy.

Trading Account Assets – Trading account assets consist primarily of asset-backed securities, public corporate bonds and commercial mortgage-backed securities whose fair values are determined consistent with similar instruments described above under “Fixed Maturity Securities.”

Equity Securities –Equity securities consist principally of investments in common and preferred stock of publicly traded companies, privately traded securities, as well as common stock mutual fund shares. The fair values of most publicly traded equity securities are based on quoted market prices in active markets for identical assets and are classified within Level 1 in the fair value hierarchy. The fair values of preferred equity securities are based on prices obtained from independent pricing services and, in order to validate reasonability, are compared with directly observed recent market trades. Accordingly, these securities are generally classified within Level 2 in the fair value hierarchy.

Derivative Instruments - Derivatives are recorded at fair value as assets within “Other long-term investments,” or as liabilities within “Other liabilities,” except for embedded derivatives which are recorded with the associated host contract. The fair values of derivative contracts are determined based on quoted prices in active exchanges or through the use of valuation models. The fair values of derivative contracts can be affected by changes in interest rates, foreign exchange rates, credit spreads, market volatility, expected returns, non-performance risk and liquidity as well as other factors. Liquidity valuation adjustments are made to reflect the cost of exiting significant risk positions, and consider the bid-ask spread, maturity, complexity, and other specific attributes of the underlying derivative position.  Fair values can also be affected by changes in estimates and assumptions including those related to counterparty behavior used in valuation models.

All of the Company’s derivative positions are traded in the over-the-counter (OTC) derivative market and is classified within Level 2 in the fair value hierarchy. OTC derivatives classified within Level 2 are valued using models generally accepted in the financial services industry that use actively quoted or observable market input values from external market data providers, third-party pricing vendors and/or recent trading activity. The fair values of most OTC derivatives, including interest rate and cross currency swaps, are determined using discounted cash flow models. These models’ key assumptions include the contractual terms of the respective contract, along with significant observable inputs, including interest rates, currency rates, credit spreads, equity prices, index dividend yields, non-performance risk and volatility.

To reflect the market’s perception of its own and the counterparty’s non-performance risk, the Company incorporates an additional spread over London Interbank Offered Rate (“LIBOR”) into the discount rate used in determining the fair value of OTC derivative assets and liabilities which are uncollateralized.  Most OTC derivative contracts inputs have bid and ask prices that are actively quoted or can be readily obtained from external market data providers. The Company’s policy is to use mid-market pricing in determining its best estimate of fair value and classify these derivative contracts as Level 2.

Derivatives classified as Level 3 include first-to-default credit basket swaps and other structured products. These derivatives are valued based upon models with some significant unobservable market inputs or inputs from less actively traded markets. The fair values of first to default credit basket swaps are derived from relevant observable inputs such as: individual credit default spreads, interest rates, recovery rates and unobservable model-specific input values such as correlation between different credits within the same basket. Level 3 methodologies are validated through periodic comparison of the Company’s fair values to broker-dealer values.

Cash Equivalents and Short-Term Investments - Cash equivalents and short-term investments include money market instruments, commercial paper and other highly liquid debt instruments. Money market instruments are generally valued using unadjusted quoted prices in active markets that are accessible for identical assets and are primarily classified as Level 1. The remaining instruments in the Cash Equivalents and Short-term Investments category are typically not traded in active markets; however, their fair values are based on market observable inputs and, accordingly, these investments have been classified within Level 2 in the fair value hierarchy.

Other Assets - Other assets carried at fair value include reinsurance recoverables related to the reinsurance of our living benefit guarantees on certain of our variable annuities.  These guarantees are described further below in "Future Policy Benefits."  Also included in other assets are certain universal life products that contain a no-lapse guarantee provision. The reinsurance agreements covering these guarantees are derivatives and are accounted for in the same manner as an embedded derivative.

10.  FAIR VALUE OF ASSETS AND LIABILITIES (continued)

Future Policy Benefits - The liability for future policy benefits includes general account liabilities for guarantees on variable annuity contracts, including guaranteed minimum accumulation benefits (“GMAB”) and guaranteed minimum income and withdrawal benefits (“GMIWB”), accounted for as embedded derivatives. The fair values of the GMAB and GMIWB liabilities are calculated as the present value of future expected benefit payments to customers less the present value of assessed rider fees attributable to the embedded derivative feature. Since there is no observable active market for the transfer of these obligations, the valuations are calculated using internally developed models with option pricing techniques. The models are based on a risk neutral valuation framework and incorporate premiums for risks inherent in valuation techniques, inputs, and the general uncertainty around the timing and amount of future cash flows. The determination of these risk premiums requires the use of management judgment.

The Company is also required to incorporate the market perceived risk of its own non-performance in the valuation of the embedded derivatives associated with its optional living benefit features and no-lapse feature on certain universal life products. Since insurance liabilities are senior to debt, the Company believes that reflecting the financial strength ratings of the Company in the valuation of the liability appropriately takes into consideration the Company’s own risk of non-performance. To reflect the market’s perception of its non-performance risk, the Company incorporates an additional spread over LIBOR into the discount rate used in the valuations of the embedded derivatives associated with its optional living benefit features. The additional spread over LIBOR is determined taking into consideration publicly available information relating to the financial strength of the Company. The additional spread over LIBOR incorporated into the discount rate as of December 31, 2010 generally ranged from 50 to 150 basis points for the portion of the interest rate curve most relevant to these liabilities.

Other significant inputs to the valuation models for the embedded derivatives associated with the optional living benefit features of the Company’s variable annuity products include capital market assumptions, such as interest rate and implied volatility assumptions, as well as various policyholder behavior assumptions that are actuarially determined, including lapse rates, benefit utilization rates, mortality rates and withdrawal rates. These assumptions are reviewed at least annually, and updated based upon historical experience and give consideration to any observable market data, including market transactions such as acquisitions and reinsurance transactions. Since many of the assumptions utilized in the valuation of the embedded derivatives associated with the Company’s optional living benefit features are unobservable and are considered to be significant inputs to the liability valuation, the liability included in future policy benefits has been reflected within Level 3 in the fair value hierarchy.

Transfers between Levels 1 and 2 - During the twelve months ended December 31, 2010, there were no material transfers between Level 1 and Level 2.

Changes in Level 3 assets and liabilities - The following tables provide a summary of the changes in fair value of Level 3 assets and liabilities for the three and twelve months ended December 31, 2010, as well as the portion of gains or losses included in income for the three and twelve months ended December 31, 2010 attributable to unrealized gains or losses related to those assets and liabilities still held at December 31, 2010.

	Year Ended December 31, 2010
	Fixed Maturities, Available For Sale – Foreign Government Bonds	Fixed Maturities, Available For Sale – Corporate Securities	Fixed Maturities, Available For Sale – Asset-Backed Securities	Fixed Maturities, Available For Sale – Commercial Mortgage-Backed Securities	Equity Securities, Available for Sale

	(in thousands)
Fair value, beginning of period	$1,082	$32,462	$135,466	$-	$3,833
Total gains or (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net:	-	(438)	(1,438)	-	(90)
Asset administration fees and other income	-	-	-	-	-
Included in other comprehensive income (loss)	(11)	1,958	(582)	82	(2,291)
Net investment income	(1)	328	735	(7)	-
Purchases, sales, issuances, and settlements	-	(14,534)	4,839	5,160	340
Foreign currency translation	-	-	-	-	-
Transfers into Level 3 (2)	-	30,910	4,525	-	-
Transfers out of Level 3 (2)	(1,070)	(1,636)	(83,775)	(5,235)	-
Fair value, end of period	$-	$49,050	$59,770	$-	$1,792
Unrealized gains (losses) for the period relating to those Level 3 assets that were still held at the end of the period (3):
Included in earnings:
Realized investment gains (losses), net:	$-	$(1,027)	$(868)	$-	$90
Asset administration fees and other income	$-	$-	$-	$-	$-
Interest credited to policyholder account balances	$-	$-	$-	$-	$-
Included in other comprehensive income (loss)	$(11)	$2,786	$(634)	$126	$(2,291)

10.  FAIR VALUE OF ASSETS AND LIABILITIES (continued)

	Year Ended December 31, 2010
	Trading Account Asset -Backed Securities	Other Liabilities	Other Assets	Separate Account Assets (1)	Future Policy Benefits

	(in thousands)
Fair value, beginning of period	$1,182	$(960)	$159,618	$152,675	$17,539
Total gains or (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	-	960	(474,147)	(799)	540,017
Asset administration fees and other income	-	-	-	-	-
Interest credited to policyholder account balances	-	-	-	9,119	-
Included in other comprehensive income (loss)	18	-	2,465	-	-
Net investment income	-	-	-	-	-
Purchases, sales, issuances, and settlements	(1,200)	-	89,573	37,456	(104,733)
Foreign currency translation	-	-	-	-	-
Transfers into Level 3 (2)	-	-	-	-	-
Transfers out of Level 3 (2)	-	-	-	-	-
Fair value, end of period	$-	$-	$(222,491)	$198,451	$452,823
Unrealized gains (losses) for the period relating to those Level 3 assets that were still held at the end of the period (3) :	-	-	-	-	-
Included in earnings:
Realized investment gains (losses), net	$-	$-	$(473,023)	$-	$499,913
Asset administration fees and other income	$-	$-	$-	$-	$-
Interest credited to policyholder account balances	$-	$-	$-	$9,119	$-
Included in other comprehensive income (loss)	$-	$-	$2,465	$-	$-

(1)
Separate account assets represent segregated funds that are invested for certain customers. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Investment risks associated with market value changes are borne by the customers, except to the extent minimum guarantees made by the Company with respect to certain accounts.  Separate account liabilities are not included in the above table as they are reported at contract value and not fair value in the Company’s Consolidated Statement of Financial Position.

(2)	Transfers into or out of Level 3 are generally reported as the value as of the beginning of the quarter in which the transfer occurs.
(3)	Unrealized gains or losses related to assets still held at the end of the period do not include amortization or accretion of premiums and discounts.

Transfers – Transfers out of Level 3 for Fixed Maturities Available for Sale – Asset-Backed Securities totaled $79.5 million for the year ended December 31, 2010 resulting from the Company’s conclusion that the market for asset-backed securities collateralized by sub-prime mortgages has been becoming increasingly active, as evidenced by orderly transactions. The pricing received from independent pricing services could be validated by the Company, as discussed in detail above. Other transfers out of Level 3 were typically due to the use of observable inputs in valuation methodologies as well as the utilization of pricing service information for certain assets that the Company was able to validate. Transfers into Level 3 were primarily the result of significant unobservable inputs utilized within valuation methodologies and the use of broker quotes (that could not be validated) when previously, information from third party pricing services (that could be validated) was utilized.

Changes in Level 3 assets and liabilities - The following tables provide a summary of the changes in fair value of Level 3 assets and liabilities for the year ended December 31, 2009, as well as the portion of gains or losses included in income for the year ended December 31, 2009 attributable to unrealized gains or losses related to those assets and liabilities still held at December 31, 2009.

10.  FAIR VALUE OF ASSETS AND LIABILITIES (continued)

	Year Ended December 31, 2009
	Fixed Maturities, Available For Sale – Foreign Government Bonds		Fixed Maturities, Available For Sale – Corporate Securities		Fixed Maturities, Available For Sale – Asset-Backed Securities		Fixed Maturities, Available For Sale – Residential Mortgage-Backed Securities		Equity Securities, Available for Sale

	(in thousands)
Fair value, beginning of period		$867		$13,357		$43,642		$6,309	$968
Total gains or (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net:		―		(2,344)		(10,559)		―	(2)
Asset management fees and other income		―		―		―		―	—
Included in other comprehensive income (loss)		217		3,991		42,357		43	2,864
Net investment income		(2)		916		1,004		―	—
Purchases, sales, issuances, and settlements		―		(4,636)		(20,381)		(1,252)	—
Foreign currency translation		―		―		―		―	—
Transfers into Level 3 (2)		―		28,257		89,358		―	49
Transfers out of Level 3 (2)		―		(7,079)		(9,955)		(5,100)	(46)
Fair value, end of period		$1,082		$32,462		$135,466	$	―	$3,833
Unrealized gains (losses) for the period relating to those Level 3 assets that were still held at the end of the period (3):
Included in earnings:
Realized investment gains (losses), net:	$	―		$(2,904)		$(10,020)	$	―	$(2)
Asset management fees and other income	$	―	$	―	$	―	$	―	$—
Interest credited to policyholder account		$—		$—		$—		$—	$—
Included in other comprehensive income (loss)		$217		$3,986		$42,587		$—	$2,864

	Year Ended December 31, 2009
	Trading Account Asset -Backed Securities		Other Assets	Separate Account Assets (1)	Other Liabilities		Future Policy Benefits

	(in thousands)
Fair value, beginning of period		$1,089	$1,157,884	$154,316		$(17,167)	$(794,640)
Total gains or (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net		—	(1,157,338)	(3,608)		16,207	848,282
Asset management fees and other income		93	—	—		—	—
Interest credited to policyholder account		—	—	(10,140)		—	—
Included in other comprehensive income (loss)		—	22,282	—		—	—
Net investment income		—	—	—		—	—
Purchases, sales, issuances, and settlements		—	136,790	17,545		—	(36,103)
Foreign currency translation		—	—	—		—	—
Transfers into Level 3 (2)		—	—	—		—	—
Transfers out of Level 3 (2)		—	—	(5,438)		—	—
Fair value, end of period		$1,182	$159,618	$152,675		$(960)	$17,539
Unrealized gains (losses) for the period relating to those Level 3 assets that were still held at the end of the period (3) :
Included in earnings:
Realized investment gains (losses), net	$	―	$(788,470)	$—		$16,215	$830,739
Asset management fees and other income		$93	$—	$—		$—	$—
Interest credited to policyholder account		$—	$—	$(10,141)		$—	$—
Included in other comprehensive income (loss)	$	―	$—	$—	$	―	$—

______

(1)
Separate account assets represent segregated funds that are invested for certain customers.  Investment risks associated with market value changes are borne by the customers, except to the extent minimum guarantees made by the Company with respect to certain accounts.  Separate account liabilities are not included in the above table as they are reported at contract value and not fair value in the Company’s consolidated Statement of Financial Position.

(2)	Transfers into or out of Level 3 are generally reported as the value as of the beginning of the quarter in which the transfer occurs.
(3)	Unrealized gains or losses related to assets still held at the end of the period do not include amortization or accretion of premiums and discounts.

10.  FAIR VALUE OF ASSETS AND LIABILITIES (continued)

Transfers – Transfers into Level 3 for Fixed Maturities Available for Sale totaled $118 million during 2009. Transfers into Level 3 for these investments were primarily the result of unobservable inputs utilized within valuation methodologies and the use of broker quotes (that could not be validated) when information from third party pricing services or models with observable inputs were utilized. Transfers out of Level 3 for Fixed Maturities Available for Sale were primarily due to the use of observable inputs in valuation methodologies as well as the utilization of pricing service information for certain assets that the Company was able to validate.

The following tables provide a summary of the changes in fair value of Level 3 assets and liabilities for the year ended December 31, 2008, as well as the portion of gains or losses included in income for the year ended December 31, 2008, attributable to unrealized gains or losses related to those assets and liabilities still held at December 31, 2008.

	Year Ended December 31, 2008
	Fixed Maturities, Available For Sale	Equity Securities, Available for Sale	Other Trading Account Assets	Other Liabilities
	(in thousands)
Fair value, beginning of period	$107,063	$4,703	$1,164	$(4,768)
Total gains or (losses) (realized/unrealized):	—	—	—	—
Included in earnings:	—	—	—	—
Realized investment gains (losses), net	(7,165)	(19)	—	(12,399)
Asset management fees and other income	—	—	(75)	—
Interest credited to policyholder account	—	—	—	—
Included in other comprehensive income (loss)	(20,006)	(2,365)	—	—
Net investment income	(329)	—	—	—
Purchases, sales, issuances, and settlements	41,319	—	—	—
Transfers into (out of) Level 3 (2)	(56,706)	(1,351)	—	—
Fair value, end of period	$64,176	$968	$1,089	$(17,167)
Unrealized gains (losses) for the period relating to those level 3 assets that were still held at the end of the period (3):
Included in earnings:
Realized investment gains (losses), net	$(5,390)	$(19)	$—	$(12,394)
Asset management fees and other income	$—	$—	$(75)	$—
Interest credited to policyholder account	$—	$—	$—	$—
Included in other comprehensive income (loss)	$(20,261)	$(2,366)	$—	$—

	Other Assets	Separate Account Assets (1)	Future Policy Benefits
	(in thousands)

Fair value, beginning of period	$48,024	$172,226	$(35,232)
Total gains or (losses) (realized/unrealized):	—	—	—
Included in earnings:	—	—	—
Realized investment gains (losses), net	1,066,865	—	(739,407)
Asset management fees and other income	—	—	—
Interest credited to policyholder account	—	(36,648)	—
Included in other comprehensive income	(1,393)	—	—
Net investment income	—	—	—
Purchases, sales, issuances, and settlements	17,899	18,738	(20,001)
Transfers into (out of) Level 3 (2)	26,489	—	—
Other	—	—	—
Fair value, end of period	$1,157,884	$154,316	$(794,640)
Unrealized gains (losses) for the period ending relating to those level 3 assets that were still held at the end of the period (3):
Included in earnings:
Realized investment gains (losses), net	$1,067,417	$—	$(739,961)
Asset management fees and other income	$—	$—	$—
Interest credited to policyholder account	$—	$(36,648)	$—
Included in other comprehensive income (loss)	$(1,393)	$—	$—

(1)
Separate account assets represent segregated funds that are invested for certain customers. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts.  Separate account liabilities are not included in the above table as they are reported at contract value and not fair value in the Company’s consolidated Statement of Financial Position.

(2)	Transfers into or out of Level 3 are generally reported as the value as of the beginning of the quarter in which the transfer occurs.
(3)	Unrealized gains or losses related to assets still held at the end of the period do not include amortization or accretion of premiums and discounts.

Transfers – Net transfers out of Level 3 for Fixed Maturities Available for Sale totaled $57 million for the year ended December 31, 2008. Transfers into Level 3 for these investments were primarily the result of unobservable inputs utilized within valuation methodologies and the use of broker quotes when information from third party pricing services was utilized. Partially offsetting these transfers into Level 3 were transfers out of Level 3 due to the use of observable inputs in valuation methodologies as well as the utilization of pricing service information for certain assets that the Company was able to validate.

10.  FAIR VALUE OF ASSETS AND LIABILITIES (continued)

Derivative Fair Value Information - The following tables present additional information regarding derivative assets and liabilities measured at fair value on a recurring basis. These derivative assets and liabilities are included in “Other long-term investments” or “Other liabilities” in the tables presented above. These tables exclude embedded derivatives which are recorded with the associated host contract.

The table below presents the balance of derivative assets and liabilities measured at fair value on a recurring basis as of the date indicated.

	As of December 31, 2010
	Level 1	Level 2	Level 3		Netting (1)	Total

	(in thousands)
Derivative assets:
Interest Rate	$-	$19,171	$-	$		$19,171
Currency	-	-	-			-
Credit	-	1,206	-			1,206
Currency/Interest Rate	-	3,627	-			3,627
Equity	-	2,749	-			2,749
Netting	-	-	-		(11,557)	(11,557)
Total derivative assets	$-	$26,753	$-		$(11,557)	$15,196
Derivative liabilities:
Interest Rate	$-	$4,738	$-		$-	$4,738
Currency	-	43	-		-	43
Credit	-	1,653	-		-	1,653
Currency/Interest Rate	-	3,998	-		-	3,998
Equity	-	1,125	-		-	1,125
Netting	-	-	-		(11,557)	(11,557)
Total derivative liabilities	$-	$11,557	$-		$(11,557)	$-

(1)	“Netting” amounts represent cash collateral and the impact of offsetting asset and liability positions held with the same counterparty.

Changes in Level 3 derivative assets and liabilities - The following tables provide a summary of the changes in fair value of Level 3 derivative assets and liabilities for the three and nine months ended December 31, 2010, as well as the portion of gains or losses included in income for the three and nine months ended December 31, 2010, attributable to unrealized gains or losses related to those assets and liabilities still held at December 31, 2010.

Year ended December 31, 2010
Other Liabilities Derivative Liability – Credit
(in thousands)
Fair Value, beginning of period	$ (960)
Total gains or (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	960
Asset management fees and other income
Purchases, sales, issuances and settlements
Transfers into Level 3
Transfers out of Level 3
Fair Value, end of period	$ -

Unrealized gains (losses) for the period relating to those level 3 assets that were still held at the end of the period:
Included in earnings:
Realized investment gains (losses), net	-
Asset management fees and other income	-

10.  FAIR VALUE OF ASSETS AND LIABILITIES (continued)

Fair Value of Financial Instruments – The Company is required by U.S. GAAP to disclose the fair value of certain financial instruments including those that are not carried at fair value. For the following financial instruments the carrying amount equals or approximates fair value: fixed maturities classified as available for sale, trading account assets, equity securities, securities purchased under agreements to resell, short-term investments, cash and cash equivalents, accrued investment income, separate account assets, securities sold under agreements to repurchase, and cash collateral for loaned securities, as well as certain items recorded within other assets and other liabilities such as broker-dealer related receivables and payables. See Note 11 for a discussion of derivative instruments.

The following table discloses the Company’s financial instruments where the carrying amounts and fair values may differ:

	December 31, 2010		December 31, 2009
	Carrying Amount	Fair Value	Carrying Amount	Fair Value
	(in thousands)
Assets:
Commercial mortgage loans	$1,275,022	$1,352,761	$1,048,346	$1,038,323
Policy loans	1,061,607	1,258,411	1,012,014	1,144,641
Liabilities:
Policyholder account balances – Investment contracts	588,200	584,112	507,386	502,033

Commercial mortgage loans
The fair value of commercial mortgage loans are primarily based upon the present value of the expected future cash flows discounted at the appropriate U.S. Treasury rate adjusted for the current market spread for similar quality loans.
Policy loans
The fair value of policy loans is calculated using a discounted cash flow model based upon current U.S. Treasury rates and historical loan repayment patterns.

Investment Contracts – Policyholders’ Account Balances
Only the portion of policyholders’ account balances related to products that are investment contracts (those without significant mortality or morbidity risk) are reflected in the table below. For fixed deferred annuities, payout annuities and other similar contracts without life contingencies, fair values are derived using discounted projected cash flows based on interest rates that are representative of the Company’s claims paying ratings, and hence reflect the Company’s own nonperformance risk. For those balances that can be withdrawn by the customer at any time without prior notice or penalty, the fair value is the amount estimated to be payable to the customer as of the reporting date, which is generally the carrying value.

11.  DERIVATIVE INSTRUMENTS

Types of Derivative Instruments and Derivative Strategies

Interest rate swaps are used by the Company to manage interest rate exposures arising from mismatches between assets and liabilities (including duration mismatches) and to hedge against changes in the value of assets it anticipates acquiring and other anticipated transactions and commitments. Swaps may be attributed to specific assets or liabilities or may be used on a portfolio basis. Under interest rate swaps, the Company agrees with other parties to exchange, at specified intervals, the difference between fixed rate and floating rate interest amounts calculated by reference to an agreed upon notional principal amount. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty at each due date.

Exchange-traded futures are used by the Company to reduce risks from changes in interest rates, to alter mismatches between the duration of assets in a portfolio and the duration of liabilities supported by those assets, and to hedge against changes in the value of securities it owns or anticipates acquiring or selling. In exchange-traded futures transactions, the Company agrees to purchase or sell a specified number of contracts, the values of which are determined by the values of underlying referenced investments, and to post variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts. The Company enters into exchange-traded futures and options with regulated futures commissions merchants who are members of a trading exchange.

Currency derivatives, including currency swaps and forwards, are used by the Company to reduce risks from changes in currency exchange rates with respect to investments denominated in foreign currencies that the Company either holds or intends to acquire or sell.

Under currency swaps, the Company agrees with other parties to exchange, at specified intervals, the difference between one currency and another at an exchange rate and calculated by reference to an agreed principal amount. Generally, the principal amount of each currency is exchanged at the beginning and termination of the currency swap by each party. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty for payments made in the same currency at each due date.

11.  DERIVATIVE INSTRUMENTS (continued)

Credit derivatives are used by the Company to enhance the return on the Company’s investment portfolio by creating credit exposure similar to an investment in public fixed maturity cash instruments. With credit derivatives the Company can sell credit protection on an identified name, or a basket of names in a first to default structure, and in return receive a quarterly premium. With first to default baskets, the premium generally corresponds to a high proportion of the sum of the credit spreads of the names in the basket. If there is an event of default by the referenced name or one of the referenced names in a basket, as defined by the agreement, then the Company is obligated to pay the counterparty the referenced amount of the contract and receive in return the referenced defaulted security or similar security. In addition to selling credit protection, the Company may purchase credit protection using credit derivatives in order to hedge specific credit exposures in the Company’s investment portfolio.

Embedded Derivatives

The Company holds certain externally managed investments in the European market which contain embedded derivatives whose fair value are primarily driven by changes in credit spreads. These investments are medium term notes that are collateralized by investment portfolios primarily consisting of investment grade European fixed income securities, including corporate bonds and asset-backed securities, and derivatives, as well as varying degrees of leverage. The notes have a stated coupon and provide a return based on the performance of the underlying portfolios and the level of leverage. The Company invests in these notes to earn a coupon through maturity, consistent with its investment purpose for other debt securities. The notes are accounted for under U.S. GAAP as available for sale fixed maturity securities with bifurcated embedded derivatives (total return swaps). Changes in the value of the fixed maturity securities are reported in Equity under the heading “Accumulated Other Comprehensive Income” and changes in the market value of the embedded total return swaps are included in current period earnings in “Realized investment gains (losses), net.” The Company’s maximum exposure to loss from these interests was $91 million at December 31, 2010 and $90 million at December 31, 2009. The fair value of the embedded derivatives included in Fixed maturities, available for sale was a liability of $30 million at December 31, 2010 and $36 million at December 31, 2009.

The fair value of the embedded derivatives included in Future policy benefits was an asset of $453 million as of December 31, 2010 and an asset of $18 million as of December 31, 2009 included in Future policy benefits.

The Company also incorporates risk of non-performance of its affiliates in the valuation of the embedded derivatives associated with our living benefit features on our variable annuity contracts and the no lapse feature of our universal life contracts.  We include an additional spread over LIBOR into the discount rate used in the valuation of the embedded derivative liabilities to reflect an increase in market perceived non-performance risk, thereby reducing the value of the embedded derivative assets.  The non-performance cannot reduce the value of the liability to a point that the value would go below zero. In that case the value of the liability is floored at zero.

Some of the Company’s variable annuity products contain a living benefit feature which is reinsured with an affiliate, Pruco Re. The reinsurance contract contains an embedded derivative related to market performance risk. These embedded derivatives are mark-to-market through “Realized investment gains (losses), net” based on the change in value of the underlying contractual guarantees, which are determined using valuation models. The affiliates maintain a portfolio of derivative instruments that are intended to economically hedge the risks related to the reinsured products’ features. The derivatives may include, but are not limited to equity options, total return swaps, interest rate swap options, caps, floors, and other instruments. Also, some variable annuity products include an asset transfer feature to minimize risks inherent in the Company’s guarantees which reduces the need for hedges.

Some of the Company’s universal life products contain a no-lapse guarantee provision that is reinsured with an affiliate, UPARC. The reinsurance agreement contains an embedded derivative related to the interest rate risk of the reinsurance contract.  Interest sensitivity can result in mark-to-market changes in the value of the underlying contractual guarantees, as well as actual activity related to premium and benefits. Realized investment losses were ($18) and ($370) million as of December 31, 2010 and 2009, respectively; primarily due to the change in non-performance risk in the valuation of embedded derivatives.

The Company invests in fixed maturities that, in addition to a stated coupon, provide a return based upon the results of an underlying portfolio of fixed income investments and related investment activity. The Company accounts for these investments as available for sale fixed maturities containing embedded derivatives.

11.  DERIVATIVE INSTRUMENTS (continued)

The table below provides a summary of the gross notional amount and fair value of derivatives contracts, excluding embedded derivatives which are recorded with the associated host, by the primary underlying. Many derivative instruments contain multiple underlyings.

	December 31, 2010			December 31, 2009
	Notional Amount	Fair Value		Notional Amount	Fair Value
		Assets	Liabilities		Assets	Liabilities
Qualifying Hedge Relationships	(in thousands)
Currency/Interest Rate	46,749	2,193	(1,152)	39,635	-	(1,626)
Total Qualifying Hedge Relationships	$46,749	$2,193	$(1,152)	$39,635	$-	$(1,626)

Non-qualifying Hedge Relationships
							Interest Rate	$481,500	$19,170	$(4,738)	$695,100	$10,901	$(24,084)
Interest Rate	$481,500	$19,170	$(4,738)	$695,100	$10,901	$(24,084)
Currency	2,109	-	(43)	2,670	10	-
Credit	16,900	1,206	(1,653)	112,085	11,173	(4,500)

Currency/Interest Rate	51,943	1,434	(2,846)	77,586	-	(3,898)
Equity	93,955	2,749	(1,125)	355,004	2,300	(10,706)
Total Non-qualifying Hedge Relationships	$646,407	$24,559	$(10,405)	$1,242,445	$24,384	$(43,188)
Total Derivatives	$693,156	$26,752	$(11,557)	$1,282,080	$24,384	$(44,814)

Cash Flow Hedges

The Company uses currency swaps in its cash flow hedge accounting relationships.  This instrument is only designated for hedge accounting in instances where the appropriate criteria are met. The Company does not use futures, options, credit, and equity or embedded derivatives in any of its cash flow hedge accounting relationships.

The following table provides the financial statement classification and impact of derivatives used in qualifying and non-qualifying hedge relationships, excluding the offset of the hedged item in an effective hedge relationship:

	Year Ended December 31,
	2010	2009	2008
		(in thousands)
Cash flow hedges

Currency/ Interest Rate
Net investment income	$529	$170	$-
Other Income	89	(22)	14
Accumulated Other Comprehensive Income (Loss) (1)	2,646	(2,302)	1,063

Total cash flow hedges	$3,264	$(2,154)	$1,077

Non- qualifying hedges
Realized investment gains (losses)
Interest Rate	$25,842	$(29,765)	$(13,247)
Currency	169	(91)	2,385
Currency/Interest Rate	1,177	(6,537)	-
Credit	(1,631)	9,885	(4,303)
Equity	742	(76,567)	(45)
Embedded Derivatives	52,278	(313,243)	275,237
Total non-qualifying hedges	$78,577	$(416,318)	$260,027
Total Derivative Impact	$81,841	$(418,472)	$261,104
(1)	Amounts deferred in Equity

11.  DERIVATIVE INSTRUMENTS (continued)

For the year ended December 31, 2010, the ineffective portion of derivatives accounted for using hedge accounting was not material to the Company’s results of operations and there were no material amounts reclassified into earnings relating to instances in which the Company discontinued cash flow hedge accounting because the forecasted transaction did not occur by the anticipated date or within the additional time period permitted by the authoritative guidance for the accounting for derivatives and hedging.

Presented below is a roll forward of current period cash flow hedges in “Accumulated other comprehensive income (loss)” before taxes:

(in thousands)
Balance, December 31, 2009	$(2,974)
Net deferred losses on cash flow hedges from January 1 to December 31, 2010	(2,870)
Amount reclassified into current period earnings	6,652
Balance, December 31, 2010	$808

As of December 31, 2010, the Company does not have any qualifying cash flow hedges of forecasted transactions other than those related to the variability of the payment or receipt of interest or foreign currency amounts on existing financial instruments. The maximum length of time for which these variable cash flows are hedged is 7 years. Income amounts deferred in “Accumulated other comprehensive income (loss)” as a result of cash flow hedges are included in “Net unrealized investment gains (losses)” in the Consolidated Statements of Stockholders’ Equity.

Credit Derivatives Written

The following tables set forth exposure from credit derivatives where the company has written credit protection excluding embedded derivatives contained in externally-managed investments in the European market, by NAIC rating of the underlying credits as of the dates indicated.

December 31, 2010
First to Default Basket
NAIC Designation (1)	Notional	Fair Value
(in millions)

1	$-	$-
2	-	-

3	-	-
4	-	-
5	-	-
6	-	-
Total	$-	$-

December 31, 2009
First to Default Basket
NAIC Designation (1)	Notional	Fair Value
(in millions)

1	$-	$-
2	52	(1)
	52	(1)
3	7	-
4	-	-
5	5	-
6	-	-
Total	$64	$(1)

 (1) First-to-default credit swap baskets, which may include credits of varying qualities, are grouped above based on the lowest credit in the basket.  However, such basket swaps may entail greater credit risk than the rating level of the lowest credit.

11.  DERIVATIVE INSTRUMENTS (continued)

The following table sets forth the composition of credit derivatives where the Company has written credit protection excluding embedded derivatives contained in externally-managed investments in European markets, by industry category as of the dates indicated.

	December 31, 2010		December 31, 2009
Industry	Notional	Fair Value	Notional	Fair Value
(in millions)
Corporate Securities:
First to Default Baskets(1)	-	-	64	(1)
Total Credit Derivatives	$ -	$ -	$ 64	$ (1)

(1) Credit default baskets may include various industry categories.

The Company writes credit derivatives under which the Company is obligated to pay the counterparty the referenced amount of the contract and receive in return the defaulted security or similar security. The Company’s maximum amount at risk under these credit derivatives, assuming the value of the underlying referenced securities become worthless, is $0 million and $64 million notional of credit default swap (“CDS”) selling protection at December 31, 2010 and December 31, 2009, respectively. These credit derivatives generally have maturities of five years or less.

In addition to writing credit protection, the Company has purchased credit protection using credit derivatives in order to hedge specific credit exposures in the Company’s investment portfolio. As of December 31, 2010 the Company had $17 million of outstanding notional amounts, reported at fair value as an asset of $0 million. As of December 31, 2009 the Company had $48 million of outstanding notional amounts, reported at fair value as an asset of $8 million.

Credit Risk

The Company is exposed to credit-related losses in the event of non-performance by our counterparty to financial derivative transactions. Generally, the credit exposure of the Company’s over-the-counter (OTC) derivative transactions is represented by the contracts with a positive fair value (market value) at the reporting date after taking into consideration the existence of netting agreements.

The Company has credit risk exposure to an affiliate, Prudential Global Funding, LLC related to its over-the-counter derivative transactions.  Prudential Global Funding, LLC manages credit risk with external counterparties by entering into derivative transactions with highly rated major international financial institutions and other creditworthy counterparties, and by obtaining collateral where appropriate.  The Company effects exchange-traded futures transactions through regulated exchanges and these transactions are settled on a daily basis, thereby reducing credit risk exposure in the event of nonperformance by counterparties to such financial instruments.

Under fair value measurements, the Company incorporates the market’s perceptions of its own and the counterparty’s non-performance risk in determining the fair value of the portion of its OTC derivative assets and liabilities that are uncollateralized. Credit spreads are applied to the derivative fair values on a net basis by counterparty.  To reflect the Company’s own credit spread a proxy based on relevant debt spreads is applied to OTC derivative net liability positions.  Similarly, the Company’s counterparty’s credit spread is applied to OTC derivative net asset positions.

12.	COMMITMENTS, CONTINGENT LIABILITIES AND LITIGATION AND REGULATORY MATTERS

Commitments

The Company has made commitments to fund $13 million of commercial loans as of December 31, 2010 The Company also made commitments to purchase or fund investments, mostly private fixed maturities, of $58 million as of December 31, 2010.

Contingent Liabilities

On an ongoing basis, the Company’s internal supervisory and control functions review the quality of sales, marketing and other customer interface procedures and practices and may recommend modifications or enhancements. From time to time, this review process results in the discovery of product administration, servicing or other errors, including errors relating to the timing or amount of payments or contract values due to customers.  In certain cases, if appropriate, the Company may offer customers remediation and may incur charges, including the costs of such remediation, administrative costs and regulatory fines.

It is possible that the results of operations or the cash flow of the Company in a particular quarterly or annual period could be materially affected as a result of payments in connection with the matters discussed above or other matters depending, in part, upon the results of operations or cash flow for such period.  Management believes, however, that ultimate payments in connection with these matters, after consideration of applicable reserves and rights to indemnification, should not have a material adverse effect on the Company’s financial position.

12.  COMMITMENTS, CONTINGENT LIABILITIES AND LITIGATION AND REGULATORY MATTERS (continued)

Litigation and Regulatory Matters

The Company is subject to legal and regulatory actions in the ordinary course of its business. Pending legal and regulatory actions include proceedings relating to aspects of the Company’s business and operations that are specific to it and proceedings that are typical of the business in which it operates.  In certain of these matters, the plaintiffs may seek large and/or indeterminate amounts, including punitive or exemplary damages. The outcome of a litigation or regulatory matter, and the amount or range of potential loss at any particular time, is often inherently uncertain.

In July 2010, the Company and certain affiliates, as well as other life insurance industry participants, received a formal request for information from the State of New York Attorney General’s Office in connection with its investigation into industry practices relating to life insurance policies for which death benefits, unless the beneficiary elects another settlement method, are placed in retained asset accounts, which earn interest and are subject to withdrawal in whole or in part at any time by the beneficiary.  The Company is cooperating with this investigation.  The Company has also been contacted by state insurance regulators and other governmental entities regarding retained asset accounts. In April 2010, a purported state-wide class action was filed against Prudential Insurance in Nevada state court alleging that Prudential Insurance delayed payment of death benefits and improperly retained undisclosed profits by placing death benefits in retained asset accounts.    In January 2011, this action was dismissed.  In February 2011, the plaintiff appealed the dismissal.  An earlier case by the same plaintiff making substantially the same allegations was dismissed in federal court. In December 2010, a purported state-wide class action was filed in state court against Prudential Insurance and Prudential Financial and removed to federal court in Illinois.  The complaint makes allegations under Illinois law substantially similar to the other retained asset account cases on behalf of a class of Illinois residents.

In July 2010, a purported nationwide class action was filed in Massachusetts federal court against Prudential Insurance relating to retained asset accounts associated with life insurance covering U.S. service members and veterans.  The Company has moved to dismiss the complaint.  In November and December 2010, three additional purported class actions making substantially the same allegations on behalf of the same purported class of beneficiaries were filed against Prudential Insurance and Prudential Financial in New Jersey federal court and were transferred to the Massachusetts federal court by the Judicial Panel on Multi-District Litigation. In October 2010, a purported nationwide class action was filed in Pennsylvania federal court on behalf of beneficiaries of ERISA-governed welfare benefit plans claiming that the use of retained asset accounts violates ERISA.  Additional investigations, information requests, hearings, claims, litigation and adverse publicity may arise with respect to the retained asset accounts.

The Company’s litigation and regulatory matters are subject to many uncertainties, and given their complexity and scope, their outcome cannot be predicted.   It is possible that the Company’s results of operations or cash flow in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters depending, in part, upon the results of operations or cash flow for such period. In light of the unpredictability of the Company’s litigation and regulatory matters, it is also possible that in certain cases an ultimate unfavorable resolution of one or more pending litigation or regulatory matters could have a material adverse effect on the Company’s financial position.  Management believes, however, that, based on information currently known to it, the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves and rights to indemnification, is not likely to have a material adverse effect on the Company’s financial position.

13.  RELATED PARTY TRANSACTIONS

The Company has extensive transactions and relationships with Prudential Insurance and other affiliates.  Although we seek to ensure that these transactions and relationships are fair and reasonable, it is possible that the terms of these transactions are not the same as those that would result from transactions among wholly unrelated parties.

Expense Charges and Allocations

Many of the Company’s expenses are allocations or charges from Prudential Insurance or other affiliates. These expenses can be grouped into general and administrative expenses and agency distribution expenses.

The Company’s general and administrative expenses are charged to the Company using allocation methodologies based on business production processes. Management believes that the methodology is reasonable and reflects costs incurred by Prudential Insurance to process transactions on behalf of the Company. The Company operates under service and lease agreements whereby services of officers and employees, supplies, use of equipment and office space are provided by Prudential Insurance. The Company reviews its allocation methodology periodically which it may adjust accordingly. General and administrative expenses also include allocations of stock compensation expenses related to a stock option program and a deferred compensation program issued by Prudential Financial. The expense charged to the Company for the stock option program was less than $1 million for the twelve months ended December 31, 2010, 2009 and 2008.  The expense charged to the Company for the deferred compensation program was $4 million, $3 million and $2 million for the twelve months ended December 31, 2010, 2009 and 2008, respectively.

The Company receives a charge to cover its share of employee benefits expenses. These expenses include costs for funded and non-funded contributory and non-contributory defined benefit pension plans. Some of these benefits are based on final group earnings and length of service. While others are based on an account balance, which takes into consideration age, service and earnings during career.

Prudential Insurance sponsors voluntary savings plans for the Company’s employees (401(k) plans).  The plans provide for salary reduction contributions by employees and matching contributions by the Company of up to 4% of annual salary.  The Company's expense for its share of the voluntary savings plan was $6.2 million, $4.2 million and $3.5 million in 2010, 2009 and 2008, respectively.

13.  RELATED PARTY TRANSACTIONS (continued)

The Company’s share of net expense for the pension plans was $12.6 million, $8.3 million and $7.7 million in 2010, 2009 and 2008, respectively.

The Company is charged distribution expenses from Prudential Insurance’s agency network for both its domestic life and annuity products through a transfer pricing agreement, which is intended to reflect a market based pricing arrangement.

Affiliated Asset Administration Fee Income

Effective April 1, 2009, the Company amended an existing agreement to add AST Investment Services, Inc., formerly known as American Skandia Investment Services, Inc, as a party, whereby the Company receives fee income calculated on contractholder separate account balances invested in the Advanced Series Trust, formerly known as American Skandia Trust. Income received from AST Investment Services, Inc. related to this agreement was $51.3 million $14.9 million for the years ended December 31, 2010 and December 31, 2009, respectively.  These revenues are recorded as “Asset administration fees” in the Consolidated Statements of Operations and Comprehensive Income.

The Company participates in a revenue sharing agreement with Prudential Investments LLC, whereby the Company receives fee income from policyholders’ account balances invested in The Prudential Series Fund (“PSF”). Income received from Prudential Investments LLC, related to this agreement were $10 million for the years ended December 31, 2010 and 2009, respectively. These revenues are recorded as “Asset administration fees” in the Consolidated Statements of Operations and Comprehensive Income.

Corporate Owned Life Insurance

The Company has sold four Corporate Owned Life Insurance or, “COLI,” policies to Prudential Insurance, and one to Prudential Financial.  The cash surrender value included in separate accounts for these COLI policies was $2.061 billion at December 31, 2010 and $1.772 billion at December 31, 2009, respectively. Fees collected related to these COLI policies were $41 million, $37 million and $32 million for the years ending December 31, 2010, 2009 and 2008, respectively.

Reinsurance with Affiliates

UPARC

The Company, excluding its subsidiaries, reinsures its universal protector policies having no-lapse guarantees with an affiliated company, UPARC.  UPARC reinsures 90% of the amount of mortality at risk as well as 100% of the risk of uncollectible policy charges and fees associated with the no-lapse guarantee provision of these policies. The Company is not relieved of its primary obligation to the policyholder as a result of these reinsurance transactions.

The portion of this reinsurance contract related to mortality is accounted for as reinsurance. Reinsurance recoverables related to the reinsurance agreement were $50 million and $12 million as of December 31, 2010 and December 31, 2009, respectively.  Fees ceded to UPARC in 2010, 2009, and 2008 were $102 million, $51 million, and $39 million respectively.  Benefits ceded to UPARC in 2010, 2009 and 2008 were $52 million, $48 million and $57 million, respectively. The portion of this reinsurance contract related to the no lapse guarantee provision is accounted for as an embedded derivative.  Realized losses were $18 million for the year ended December 31, 2010, compared to realized losses of $370 million for the year ended December 31, 2009, and realized gains of $340 million for the year ended December 31, 2008, primarily due to the impact of interest rate fluctuations and changes in non-performance risk beginning in 2009.  The underlying asset is reflected as a reinsurance recoverable in the Company’s Consolidated Statements of Financial Position.

PARCC

The Company reinsures 90% of the risk under its term life insurance policies, with effective dates prior to January 1, 2010, exclusive of those reinsured by PAR III (see below) through an automatic coinsurance agreement with PARCC. The Company is not relieved of its primary obligation to the policyholder as a result of this agreement. Reinsurance recoverables related to this agreement were $1.826 billion and $1.521 billion as of December 31, 2010 and December 31, 2009, respectively. Premiums ceded to PARCC in 2010, 2009 and 2008 were $785 million, $799 million and $654 million, respectively.  Benefits ceded in 2010, 2009 and 2008 were $328 million, $295 million and $249 million, respectively. Reinsurance expense allowances, net of capitalization and amortization were $167 million, $174 million and $130 million for the years ended December 31, 2010, 2009 and 2008, respectively.

PAR TERM

The Company reinsures 95% of the risk under its term life insurance policies with effective dates on or after January 1, 2010 through an automatic coinsurance agreement with PAR TERM. The Company is not relieved of its primary obligation to the policyholder as a result of this agreement.

Reinsurance recoverables related to this agreement were $91 million as of December 31, 2010. Premiums and benefits ceded to PAR TERM were $102 million and $16 million for the year-ended December 31, 2010, respectively.

Reinsurance expense allowances, net of capitalization and amortization were $24 million for the year ended December 31, 2010.

13.  RELATED PARTY TRANSACTIONS (continued)

PAR III

The Company, excluding its subsidiaries, reinsures 90% of the risk under its ROP term life insurance policies with effective dates in 2009 through an automatic coinsurance agreement with PAR III.  The Company is not relieved of its primary obligation to the policyholder as a result of this agreement. Reinsurance recoverables related to this agreement were $5 million and $3 million as of December 31, 2010 and 2009, respectively.  Premiums ceded to PAR III for the years ended December 31, 2010 and 2009 were $3 million and $2 million, respectively.  Benefits ceded in 2010 and 2009 were $461 million and $377 million, respectively.

Reinsurance expense allowances, net of capitalization and amortization were $1 million and $0.8 for the years ended December 31, 2010 and 2009, respectively.

Prudential Insurance

The Company has a yearly renewable term reinsurance agreement with Prudential Insurance and reinsures the majority of all mortality risks not otherwise reinsured.  Reinsurance recoverables related to this agreement were $175 million and $53 million as of December 31, 2010 and December 31, 2009.  Premiums and fees ceded to Prudential Insurance in 2010, 2009 and 2008 were $355 million, $240 million and $184 million, respectively.  Benefits ceded in 2010, 2009 and 2008 were $263 million, $218 million and $172, respectively.  In addition, there are two yearly renewable term agreements which the Company can offer on any life in excess of the Company’s maximum limit of retention.  The Company is not relieved of its primary obligation to the policyholder as a result of this agreement.

The Company has reinsured a group annuity contract with Prudential Insurance, in consideration for a single premium payment by the Company, providing reinsurance equal to 100% of all payments due under the contract.  The Company is not relieved of its primary obligation to the policyholders as a result of this agreement.  Reinsurance recoverables related to this agreement were $7 million and $8 million as of December 31, 2010 and December 31, 2009, respectively. Benefits ceded were $2 million for both years ended December 31, 2010 and 2009.

Pruco Re

The Company has entered into reinsurance agreements with Pruco Re as part of its risk management and capital management strategies.

Effective March 15, 2010, the Company entered into a coinsurance agreement with Pruco Re providing for the 100% reinsurance of its GRO Plus II. Fees ceded on this agreement, included in “Realized investment gains/(losses), net” on the financial statements, were $0.8 million at December 31, 2010.

Effective August 24, 2009, the Company entered into a coinsurance agreement with Pruco Re providing for the 100% reinsurance of its Highest Daily Lifetime 6 Plus and Spousal Highest Daily Lifetime 6 Plus benefit features sold on certain of its annuities.  Further, effective March 15, 2010 the Company entered into a coinsurance agreement with Pruco Re providing for 100% reinsurance of such riders, as modified and issued subsequent to March 15, 2010. Fees ceded on these agreements were $38.3 million and $0.2 million as of December 31, 2010 and 2009, respectively.

Effective June 30, 2009, the Company entered into a coinsurance agreement with Pruco Re providing for the 100% reinsurance of its Highest Daily Lifetime 7 Plus and Spousal Highest Daily Lifetime 7 Plus benefit features sold on certain of its annuities.  Fees ceded on this agreement were $22.0 million and $6.7 million at December 31, 2010 and 2009, respectively.

Effective January 28, 2008, the Company entered into a coinsurance agreement with Pruco Re providing for the 100% reinsurance of its Highest Daily Lifetime Seven and Spousal Highest Daily Lifetime Seven benefit feature sold on certain of its annuities.  Fees ceded on this agreement were $12.8 million, $11.2 million and $4.2 million for the year ended December 31, 2010, 2009, and 2008, respectively.

Effective January 28, 2008 the Company entered into a coinsurance agreement with Pruco Re providing for the 100% reinsurance of its Highest Daily Guaranteed Return Option (“HD GRO”) benefit feature sold on certain of its annuities. This agreement was amended effective January 1, 2010 to include a form of the HD GRO benefit feature (“HD GRO II”) on business issued after November 16, 2009. Fees ceded on this agreement were $1.4 million for the year ended December 31, 2010, and less than $1 million for the years ended December 31, 2009, and 2008, respectively.

Since 2006, the Company has in place two coinsurance agreements with Pruco Re providing for the 100% reinsurance of its Highest Daily Lifetime Five benefit feature (“HDLT5”) and its Spousal Lifetime Five benefit feature (“SLT5”).  Fees ceded on the HDLT5 agreement were $4.8 million, $4.8 million, and $5.4 million for the years ended December 31, 2010, 2009, and 2008, respectively.  Fees ceded on the SLT5 agreement were $2.3 million, $1.9 million and $2.3 million for December 31, 2010, 2009, and 2008, respectively.

Since 2005 the Company reinsures 100% of the risk on its Lifetime Five benefit feature sold on certain of its annuities through an automatic coinsurance agreement with Pruco Re. Fees ceded on the Lifetime Five agreement were $15.0 million, $15.6 million, and $22.5 million for the years ended December 31, 2010, 2009, and 2008, respectively.

13.  RELATED PARTY TRANSACTIONS (continued)

The Company’s reinsurance recoverables related to the above product reinsurance agreements were ($373) million and $9 million as of December 31, 2010 and December 31, 2009, respectively. Realized losses ceded were ($479) million and ($814) million for the years ended December 31, 2010 and December 31, 2009, respectively. The underlying asset is reflected as reinsurance recoverable in the Company’s Consolidated Statements of Financial Position.

Taiwan branch reinsurance agreement

On January 31, 2001, the Company transferred all of its assets and liabilities associated with its Taiwan branch, including, its Taiwan insurance book of business, to an affiliate, Prudential Life Insurance Company of Taiwan Inc. (“Prudential of Taiwan”).

The mechanism used to transfer this block of business in Taiwan is referred to as a “full acquisition and assumption” transaction. Under this mechanism, the Company is jointly liable with Prudential of Taiwan for two years from the giving of notice to all obligees for all matured obligations and for two years after the maturity date of not-yet-matured obligations. Prudential of Taiwan is also contractually liable, under indemnification provisions of the transaction, for any liabilities that may be asserted against the Company.

The transfer of the insurance related assets and liabilities was accounted for as a long-duration coinsurance transaction under accounting principles generally accepted in the United States. Under this accounting treatment, the insurance related liabilities remain on the books of the Company and an offsetting reinsurance recoverable is established.

Affiliated premiums ceded for the periods ended December 31, 2010, 2009 and 2008 from the Taiwan coinsurance agreement were $87 million, $77 million and $77 million, respectively. Affiliated benefits ceded for the periods ended December 31, 2010, 2009 and 2008 from the Taiwan coinsurance agreement were $23 million, $21 million and $21 million, respectively.

Reinsurance recoverable related to the Taiwan coinsurance agreement of $946 million and $786 million at December 31, 2010 and December 31, 2009, respectively.  Realized losses ceded were ($18) million and ($370) million for the years ended December 31, 2010 and December 31, 2009, respectively.

Affiliated Asset Transfers

The Company buys and sells assets to and from affiliated companies.  The difference between fair market value and book value of these transfers was accounted for in additional paid-in capital.

In December 2010, the Company purchased fixed maturity securities from affiliated companies, PALAC and Pruco Re.  The investments included public bonds. The securities purchased from PALAC were recorded at an amortized cost of $256.4 million and a fair value of $291.9 million. The securities purchased from Pruco Re were recorded at an amortized cost of $76.3 million and a fair value of $81.0 million. As stated above, the difference between fair market value and book value of these transfers was accounted for in additional paid-in capital.

In December 2010, the Company amended certain of its affiliated reinsurance treaties to change the settlement mode from monthly to annual.  As a result of these treaty amendments, we were required to pay our reinsurers, Prudential Insurance and UPARC, the premium difference that resulted.  Settlement of this premium difference was made by transfers of securities of $120 million to Prudential Insurance, and $35 million to UPARC.

During 2009, the Company purchased fixed maturity securities from an affiliated company, Prudential Insurance. The investments included public bonds. These securities were recorded at an amortized cost of $168 million and a fair value of $168 million.

During 2009, the Company purchased fixed maturity securities from an affiliated company, PARCC. The investments included public bonds. These securities were recorded at an amortized cost of $85 million and a fair value of $89 million.

Affiliated Loan Agreements

During 2009, the Company issued a loan for $105 million with an affiliate, Prudential International Insurance Holdings.

Debt Agreements

On December 20, 2010, the Company borrowed $650 million from Prudential Insurance.  This loan has an interest rate of 3.47% and matures on December 21, 2015. The total related interest expense to the Company was $689 thousand for the year ended December 31, 2010.

On November 15, 2010 the Company borrowed $245 million from Prudential Financial.  This loan has an interest rate of 3.01% and matures on November 13, 2015. The total related interest expense to the Company was $941 thousand for the year ended December 31, 2010.

On October 8, 2010, the Company borrowed $225 million from Prudential Financial.  This loan had an interest rate of 2.82% and was subsequently paid off on December 20, 2010. The total related interest expense to the Company was $1.3 million for the year ended December 31, 2010.

13.  RELATED PARTY TRANSACTIONS (continued)

Derivative Trades

In the ordinary course of business, the Company enters into over-the-counter (“OTC”) derivative contracts with an affiliate, Prudential Global Funding, LLC. For these OTC derivative contracts, Prudential Global Funding, LLC has a substantially equal and offsetting position with an external counterparty.

14.  QUARTERLY RESULTS OF OPERATIONS (UNAUDITED)

The unaudited quarterly results of operations for the years ended December 31, 2010 and 2009 are summarized in the table below:

	Three months ended
	March 31	June 30	September 30	December 31
	(in thousands)
2010
Total revenues	$ 303,116	$ 417,824	$ 314,011	$ 302,047
Total benefits and expenses	239,398	642,263	(77,111)	(109,433)
Income/(Loss) from operations before income taxes	63,718	(224,439)	391,122	411,480
Net income/(loss)	$ 57,222	$ (144,791)	$ 276,974	$ 280,663

2009
Total revenues	$ (89,035)	$ 239,841	$ 258,896	$ 331,726
Total benefits and expenses	671,273	(71,911)	128,146	215,671
Income/(Loss) from operations before income taxes	(760,308)	311,752	130,750	116,055
Net income/(loss)	$ (466,220)	$ 168,816	$ 157,304	$ 74,309

Management’s Annual Report on Internal Control Over Financial Reporting

Management of Pruco Life Insurance Company (“the Company”) is responsible for establishing and maintaining adequate internal control over financial reporting.  Management conducted an assessment of the effectiveness, as of December 31, 2010, of the Company’s internal control over financial reporting, based on the framework established in Internal Control – Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission (COSO).  Based on our assessment under that framework, management concluded that the Company’s internal control over financial reporting was effective as of December 31, 2010.

Our internal control over financial reporting is a process designed by or under the supervision of our principal executive and principal financial officers to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles.  Our internal control over financial reporting includes policies and procedures that (1) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect transactions and dispositions of assets; (2) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures are being made only in accordance with authorizations of management and the directors of the Company; and (3) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use, or disposition of the Company’s assets that could have a material effect on our financial statements.

Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements.  Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

This Annual Report does not include an attestation report of the Company’s registered public accounting firm, PricewaterhouseCoopers LLP, regarding internal control over financial reporting. Management’s report was not subject to attestation by the Company’s registered public accounting firm pursuant to final rules of the Securities and Exchange Commission that permit the Company to provide only management’s report in this Annual Report.

March 11, 2011

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Stockholder of
Pruco Life Insurance Company:

In our opinion, the accompanying consolidated statements of financial position and the related statements of operations and comprehensive income, of stockholder's equity and of cash flows present fairly, in all material respects, the financial position of Pruco Life Insurance Company (a wholly owned subsidiary of The Prudential Insurance Company of America) and its subsidiaries at December 31, 2010 and December 31, 2009, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2010 in conformity with accounting principles generally accepted in the United States of America.  These financial statements are the responsibility of the Company’s management.  Our responsibility is to express an opinion on these financial statements based on our audits.  We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

As described in Note 2 of the consolidated financial statements, the Company changed its method of determining and recording other-than-temporary impairment for debt securities on January 1, 2009.

/s/ PRICEWATERHOUSECOOPERS LLP

New York, New York
March 11, 2011

PART C:

OTHER INFORMATION

Item 26. EXHIBITS

Exhibit number Description of Exhibit

(a)	Board of Directors Resolution:
(i)	Resolution of Board of Directors of Pruco Life Insurance Company establishing the Pruco Life Variable Universal Account. (Note 6)

(b)	Not Applicable.

(c)	Underwriting Contracts:
(i)	Distribution Agreement between Pruco Securities, LLC and Pruco Life Insurance Company. (Note 9)
(ii)	Selling Agreement used from 11-2008 to current. (Note 7)
(iii)	Selling Agreement used from 1-2008 to 11-2008. (Note 7)
(iv)	Selling Agreement used from 11-2007 to 1-2008. (Note 7)
(v)	Selling Agreement used from 12-2006 to 11-2007. (Note 7)
(vi)	Selling Agreement used from 11-2005 to 12-2006. (Note 7)
(vii)	Selling Agreement used from 9-2003 to 11-2005. (Note 7)
(viii)	Selling Agreement used from 3-1999 to 9-2003. (Note 7)

(d)	Contracts:
(i)	Variable Universal Life Insurance Contract. (Note 2)
(ii)	Variable Universal Life Insurance Contract - MPVUL-2008. (Note 5)
(iii)	Rider for Insured's Accidental Death Benefit - VL110B 2000. (Note 2)
(iv)	Rider for Payment of an Additional Amount Upon Surrender - PLI 496-2003. (Note 2)
(v)	Rider for Level Term Insurance Benefit on Dependent Children - VL 182B 2000. (Note 2)
(vi)	Rider for Level Term Insurance Benefit on Dependent Children - From Conversions - VL 184B 2000. (Note 2)
(vii)	Rider for Payment of Invested Premium Amount Benefit Upon Insured's Total Disability - VL 100 B4-2003. (Note 2)
(viii)	Rider for Flexible Term Insurance Benefit on Life of Insured (Type A and B) - VL 197 B3-2003. (Note 2)
(ix)	Rider for Settlement Options to Provide Acceleration of Death Benefits: (aa) All states except New York - ORD87241-90-P. (Note 2)
(x)	Endorsement for Type C Death Benefit Option - PLI 492-2003. (Note 2)
(xi)	Rider for Payment of Invested Premium Amount benefit Upon Insured's Total Disability - VL 100 B4-2008. (Note 5)
(xii)	Rider for Flexible Term Insurance Benefit on Life of Insured (Type A and B) - VL 197 B3-2008. (Note 5)
(xiii)	Rider for Flexible Term Insurance Benefit on Life of Insured (Type C) - VL 197 B-2008. (Note 5)
(xiv)	Rider for Level Term Insurance Benefit on Dependent Children - VL 182B 2005. (Note 5)
(xv)	Rider for Level Term Insurance Benefit on Dependent Children - From Conversions - VL 184B 2005. (Note 5)
(xvi)	Endorsement for Type C Death benefit Option - PLI 492-2007. (Note 5)
(xvii)	Endorsement for Type C Death benefit Option - PLI 492E-2007. (Note 5)
(xviii)	Rider for Overloan Protection - PLI 518-2008. (Note 8)

(e)	Application:
(i)	Application for Variable Universal Life Insurance Contract. (Note 1)
(ii)	Supplement to the Application for Variable Universal Life Insurance Contract. (Note 6)

(f)	Depositor’s Certificate of Incorporation and By-Laws:
(i)	Articles of Incorporation of Pruco Life Insurance Company, as amended October 19, 1993. (Note 6)
(ii)	By-laws of Pruco Life Insurance Company, as amended May 6, 1997. (Note 6)

(g)	Reinsurance Agreements:.
(i)	Agreement between Pruco Life and Prudential. (Note 3)
(ii)	Agreement between Pruco Life and M Financial Re. (Note 3)
(iii)	Agreement between Pruco Life and Scottish Re. (Note 3)
(iv)	Amendments (1-3) to the Agreement between Pruco Life and Scottish Re. (Pruco) (Note 6)
(v)	Agreement between Pruco Life and Scottish Re. (M Life) (Note 3)
(vi)	Amendments (1-4) to the Agreement between Pruco Life and Scottish Re. (M Life) (Note 6)
(vii)	Agreement between Pruco Life and Scottish Re. (Pruco) (ING) (Note 6)
(viii)	Amendments (1,2) to the Agreement between Pruco Life and Scottish Re. (ING) (Note 5)
(ix)	Agreement between Pruco Life and Scottish Re. (M Life) (ING) (Note 6)
(x)	Amendments (1-3) to the Agreement between Pruco Life and Scottish Re. (M Life)(ING) (Note 6)
(xi)	Agreement between Pruco Life and Transamerica Occidental Life Insurance Company. (Pruco) (Note 4)
(xii)	Amendments (1-3) to the Agreement between Pruco Life and Transamerica. (Pruco) (Note 6)
(xiii)	Agreement between Pruco Life and Transamerica Occidental Life Insurance Company. (M) (Note 4)
(xiv)	Amendments (1-4) to the Agreement between Pruco Life and Transamerica. (M) (Note 6)
(xv)	Agreement between Pruco Life and Munich American Reassurance. (Pruco) (Note 5)
(xvi)	Amendments (1-3) to the Agreement between Pruco Life and Munich American Reassurance. (Pruco) (Note 6)
(xvii)	Agreement between Pruco Life and Munich American Reassurance. (M) (Note 5)
(xviii)	Amendments (1-4) to the Agreement between Pruco Life and Munich American Reassurance. (M) (Note 6)
(xix)	Agreement between Pruco Life and Optimum. (Pruco) (Note 6)
(xx)	Agreement between Pruco Life and Optimum. (M) (Note 6)
(xxi)	Agreement between Pruco Life and Generali. (Pruco) (Note 1)
(xxii)	Amendment (1) to the Agreement between Pruco Life and Generali. (Pruco) (Note 1)
(xxiii)	Agreement between Pruco Life and Generali. (M) (Note 6)
(xxiv)	Amendment (1) to the Agreement between Pruco Life and Generali. (M) (Note 1)

(h)	Participation Agreements:
(i)	Participation Agreement between Pruco Life and M Funds, Inc. (Note 6)
(ii)	Form of 22c-2 Agreement. (Note 4)
(iii)	Participation Agreement between Pruco Life and American Skandia Trust. (Note 5)
(iv)	Participation Agreement between Pruco Life and American Century. (Note 5)
(v)	Amendment #3 to the Participation Agreement between Pruco Life and American Century. (Note 5)
(vi)	Participation Agreement between Pruco Life and Dreyfus. (Note 5)
(vii)	Participation Agreement between Pruco Life and Janus. (Note 5)
(viii)	Participation Agreement between Pruco Life and JPMorgan. (Note 5)
(ix)	Participation Agreement between Pruco Life and MFS. (Note 5)
(x)	Amendment #6 to the Participation Agreement between Pruco Life and MFS. (Note 5)
(xi)	Participation Agreement between Pruco Life and Neuberger Berman. (Note 5)

(i)	Administrative Contracts:
(i)	Service Agreement between Prudential and the Regulus Group, LLC. (Note 1)

(j)	Powers of Attorneys (Note 1):
James J. Avery, Jr., Thomas J. Diemer, Robert M. Falzon, Bernard J. Jacob, Scott D. Kaplan, Stephen Pelletier, Richard F. Vaccaro, Steven Weinreb

(k)	Opinion and Consent of Thomas C. Castano, Esq., as to the legality of the securities being registered. (Note 1)

(l)	Not Applicable.

(m)	Not Applicable.

(n)	Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm. (Note 1)

(o)	None.

(p)	Not Applicable.

(q)	Redeemability Exemption:
(i)	Memorandum describing Pruco Life Insurance Company's issuance, transfer, and redemption procedures for the Contracts pursuant to Rule 6e-3(T)(b)(12)(iii). (Note 6)

---------------------------------------------------------

(Note 1)	Filed herewith.
(Note 2)	Incorporated by reference to Form N-6 to this Registration Statement, filed September 30, 2003 on behalf of the Pruco Life Variable Universal Account.
(Note 3)	Incorporated by reference to Post-Effective Amendment No. 4 to this Registration Statement, filed April 20, 2006 on behalf of the Pruco Life Variable Universal Account.
(Note 4)	Incorporated by reference to Post-Effective Amendment No. 5 to this Registration Statement, filed April 17, 2007 on behalf of the Pruco Life Variable Universal Account.
(Note 5)	Incorporated by reference to Post-Effective Amendment No. 6 to this Registration Statement, filed April 17, 2008 on behalf of the Pruco Life Variable Universal Account.
(Note 6)	Incorporated by reference to Post-Effective Amendment No.7 to this Registration Statement, filed April 22, 2009 on behalf of the Pruco Life Variable Universal Account.
(Note 7)	Incorporated by reference to Pre-Effective Amendment No. 1 to Form N-6, Registration No. 333-158634, filed July 6, 2009 on behalf of the Pruco Life Variable Universal Account.
(Note 8)	Incorporated by reference to Form N-6, Registration No. 333-158634, filed April17, 2009 on behalf of the Pruco Life Variable Universal Account.
(Note 9)	Incorporated by reference to Form N-6, Registration No. 333-158634, filed April14, 2010 on behalf of the Pruco Life Variable Universal Account.

Item 27. Directors and Major Officers of Pruco Life

The directors and major officers of Pruco Life, listed with their principal occupations, are shown below. The Principal business address of the directors and officers listed below is 213 Washington Street, Newark, New Jersey 07102.

DIRECTORS OF PRUCO LIFE

JAMES J. AVERY, JR. - Director

THOMAS J. DIEMER - Director

ROBERT M. FALZON -Treasurer and Director

BERNARD J. JACOB - Director

SCOTT D. KAPLAN - Chief Executive Officer, President, and Director

STEPHEN PELLETIER - Director

RICHARD F. VACCARO - Director

OFFICERS WHO ARE NOT DIRECTORS

THOMAS C. CASTANO - Chief Legal Officer and Secretary

CANDACE J. WOODS - Senior Vice President, Chief Actuary and Appointed Actuary

STEVEN WEINREB - Vice President, Chief Financial Officer, and Chief Accounting Officer

JAMES M. O’CONNOR - Senior Vice President and Actuary

KENT D. SLUYTER - Senior Vice President and Actuary

Item 28. Persons Controlled by or Under Common Control with the Depositor or the Registrant

See Annual Report on Form 10-K of Prudential Financial, Inc., File No. 001-16707, filed February 25, 2011 .

Item 29. Indemnification

The Registrant, in connection with certain affiliates, maintains various insurance coverages under which the underwriter and certain affiliated persons may be insured against liability, which may be incurred in such capacity, subject to the terms, conditions, and exclusions of the insurance policies.

Arizona, being the state of organization of Pruco Life, permits entities organized under its jurisdiction to indemnify directors and officers with certain limitations.  The relevant provisions of Arizona law permitting indemnification can be found in Section 10-850 et seq. of the Arizona Statutes Annotated.  The text of Pruco Life’s By-law, Article VIII, which relates to indemnification of officers and directors, was filed on April 22, 2009 as exhibit Item 26. (f)(ii) to Form N-6 of this Registration Statement on behalf of the Pruco Life Variable Universal Account.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the “Act”) may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 30. Principal Underwriters

(a) Pruco Securities, LLC ("Prusec"), an indirect wholly-owned subsidiary of Prudential Financial, acts as the Registrant's principal underwriter of the Contract.  Prusec, organized on September 22, 2003 under New Jersey law, is registered as a broker and dealer under the Securities Exchange Act of 1934 and is a registered member of the Financial Industry Regulatory Authority, Inc. (“FINRA”).  (Prusec is a successor company to Pruco Securities Corporation, established on February 22, 1971.)  Prusec's principal business address is 751 Broad Street, Newark, New Jersey 07102.

Prusec acts as principal underwriter and general distributor for the following separate investment accounts and their affiliates:

Pruco Life Variable Universal Account
Pruco Life Variable Appreciable Account
Pruco Life of New Jersey Variable Appreciable Account
The Prudential Variable Appreciable Account
Pruco Life PRUvider Variable Appreciable Account
Pruco Life Variable Insurance Account
Pruco Life of New Jersey Variable Insurance Account
The Prudential Variable Contract Account GI-2 (prior to May 1, 2010)

The Contract is sold by registered representatives of Prusec who are also authorized by state insurance departments to do so.  The Contract may also be sold through other broker-dealers authorized by Prusec and applicable law to do so.

(b)
MANAGERS AND OFFICERS OF PRUCO SECURITIES, LLC (“Prusec”)

Name and Principal Business Address --------------------------------------------------	Position and Office With Prusec ---------------------------------------------
John W. Greene (Note 1)	Chairman of the Board, Manager
John G. Gordon (Note 1)	President, Manager, Chief Operating Officer
Yolanda M. Doganay (Note 1)	Vice President, Controller, Chief Financial Officer
Jeffrey J. Butscher (Note 10)	Vice President, Chief Compliance Officer
Richard W. Kinville (Note 2)	Vice President, Anti-Money Laundering Officer
Sandra Cassidy (Note 1)	Secretary, Chief Legal Officer
Charles E. Anderson (Note 9)	Vice President
Joan H. Cleveland (Note 1)	Vice President
Margaret M. Foran (Note 2)	Vice President, Assistant Secretary
Mark A. Hug (Note 1)	Vice President, Manager
Patrick L. Hynes (Note 5)	Vice President
Charles M. O'Donnell (Note 5)	Vice President
Charles M. Topp (Note 8)	Vice President
Michele Talafha (Note 4)	Assistant Vice President
James J. Avery, Jr (Note 1)	Manager
Stephen Pelletier (Note 7)	Manager
Judy A. Rice (Note 3)	Manager
Matthew J. Voelker (Note 6)	Manager
David Campen (Note 1)	Assistant Controller
Robert Szuhany (Note 1)	Assistant Controller
Daniel D. Rappoccio (Note 1)	Assistant Controller
Mary E. Yourth (Note 1)	Assistant Controller
Thomas A. Hendry (Note 2)	Treasurer
Paul F. Blinn (Note 1)	Assistant Treasurer
Kathleen C. Hoffman (Note 2)	Assistant Treasurer
Laura J. Delaney (Note 2)	Assistant Treasurer
John M. Cafiero (Note 2)	Assistant Secretary
Thomas C. Castano (Note 1)	Assistant Secretary
Patricia Christian (Note 1)	Assistant Secretary
Mary Jo Reich (Note 1)	Assistant Secretary

(Note 1) 213 Washington Street, Newark, NJ 07102
(Note 2) 751 Broad Street, Newark, NJ 07102
(Note 3) Three Gateway Center, Newark, NJ 07102
(Note 4) One New York Plaza, New York, NY 10292
(Note 5) 200 Wood Avenue South, Iselin, NJ 08830
(Note 6) 2998 Douglas Boulevard, Suite 220, Roseville, CA 95661
(Note 7) One Corporate Drive, Shelton, CT 06484
(Note 8) 15301 Ventura Boulevard, Suite 420, Sherman Oaks, CA 91403
(Note 9) 13001 County Road 10, Plymouth, MN 55442
(Note 10) 2101 Welsh Road, Dresher, PA 19025

(c) Prusec passes through the gross distribution revenue it receives to broker-dealers for their sales and does not retain any portion of it in return for its services as distributor for the Contracts.  However, Prusec does retain a portion of compensation it receives with respect to sales by its representatives.  Prusec retained compensation of $2,379,140 in 2010 , $8,360,812 in 2009, and $15,852,244 in 2008.  Prusec offers the Contract on a continuous basis.

The sum of the chart below is $61,514,049 , which represents Prusec's total 2010 Variable Life Distribution Revenue.  The amount includes both agency distribution and broker-dealer distribution.

Compensation received by Prusec during the last fiscal year with respect to variable life insurance products.

Principal Underwriter	Gross Distribution Revenue*	Compensation on Events Occasioning the Deduction of a Deferred Sales Load	Brokerage Commissions**	Other Compensation

Prusec	$49,094,901	$-0-	$12,419,148	$-0-

* Represents Variable Life Distribution Revenue for the agency channel.
** Represents Variable Life Distribution Revenue for the broker-dealer channel.

Because Prusec registered representatives who sell the Contracts are also our life insurance agents, they may be eligible for various cash bonuses and insurance benefits and non-cash compensation programs that we or our affiliates offer, such as conferences, trips, prizes, and awards, subject to applicable regulatory requirements.  In some circumstances and to the extent permitted by applicable regulatory requirements, we may also reimburse certain sales and marketing expenses.

Item 31. Location of Accounts and Records

The Depositor, Pruco Life Insurance Company, is located at 213 Washington Street, Newark, New Jersey 07102.

The Principal Underwriter, Pruco Securities, LLC, is located at 751 Broad Street, Newark, New Jersey 07102.

Each company maintains those accounts and records required to be maintained pursuant to Section 31(a) of the Investment Company Act and the rules promulgated thereunder.

Item 32. Management Services

Not Applicable.

Item 33. Representation of Reasonableness of Fees

Pruco Life Insurance Company (“Pruco Life”) represents that the fees and charges deducted under the Variable Universal Life Insurance Contracts registered by this registration statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Pruco Life.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant, the Pruco Life Variable Universal Account, certifies that this Amendment is filed solely for one or more of the purposes specified in Rule 485(b)(1) under the Securities Act of 1933 and that no material event requiring disclosure in the prospectus, other than one listed in Rule 485(b)(1), has occurred since the effective date of the most recent Post-Effective Amendment to the Registration Statement which included a prospectus and has duly caused this Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized and its seal hereunto affixed and attested, all in the city of Newark and the State of New Jersey, on this 11 th day of April, 2011 .

(Seal)
Pruco Life Variable Universal Account
(Registrant)

By: Pruco Life Insurance Company
(Depositor)

Attest: /s/ Thomas C. Castano Thomas C. Castano Secretary	By: /s/ Scott D. Kaplan Scott D. Kaplan President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 9 to the Registration Statement has been signed below by the following persons in the capacities indicated on this 11 th day of April, 2011 .

Signature and Title

/s/ *
Steven Weinreb
Vice President, Chief Financial Officer, and
Chief Accounting Officer

/s/ *
James J. Avery, Jr.
Director

/s/ *
Thomas J. Diemer
Director

/s/ *
Robert M. Falzon
Treasurer and Director

/s/ *
Bernard J. Jacob
Director

/s/ *
Scott D. Kaplan
Director

/s/ *
Stephen Pelletier
Director

/s/ *
Richard F. Vaccaro
Director
*By: /s/ Thomas C. Castano Thomas C. Castano (Attorney-in-Fact)

EXHIBIT INDEX

Item 26.

(e) Application:	(i) Application for Variable Universal Life Insurance Contract.	C-

(g) Reinsurance Agreements:	(xxi) Agreement between Pruco Life and Generali. (Pruco)	C-
	(xxii) Amendment (1) to the Agreement between Pruco Life and Generali. (Pruco)	C-
	(xxiv) Amendment (1) to the Agreement between Pruco Life and Generali. (M)	C-

(i) Administrative Contracts:	(i) Service Agreement between Prudential and the Regulus Group, LLC.	C-

(j) Powers of Attorney:	James J. Avery, Jr., Thomas J. Diemer, Robert M. Falzon, Bernard J. Jacob, Scott D. Kaplan,Stephen Pelletier, Richard F. Vaccaro, Steven Weinreb	C-

(k) Legal Opinion and Consent:	Opinion and Consent of Thomas C. Castano, Esq. as to the legality of the securities being registered.	C-

(n) Auditor’s Consent:	Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm.	C-